UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243
                                   ---------

                           FRANKLIN STRATEGIC SERIES
                           -------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area
code: (650) 312-2000
      --------------

Date of fiscal year end:  4/30
                          ----

Date of reporting period: 4/30/04
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


[TWO PEOPLE PHOTO OMITTED]                      Franklin Aggressive
                                                Growth Fund

                                                Franklin Flex Cap
                                                Growth Fund

                                                Franklin Small Cap
                                                Growth Fund II

                                                Franklin Small-Mid Cap
                                                Growth Fund





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ANNUAL REPORT AND SHAREHOLDER LETTER                                     GROWTH
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                  [FRANKLIN TEMPLETON INVESTMENTS LOGO OMITTED]

                      Franklin o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                            [BUILDING PHOTO OMITTED]


Not part of the annual report

                     Contents

-----------------------------------
SHAREHOLDER LETTER ...........    1

ANNUAL REPORT

Franklin Aggressive
Growth Fund ..................    3

Franklin Flex Cap
Growth Fund ..................   12

Franklin Small Cap
Growth Fund II ...............   21

Franklin Small-Mid Cap
Growth Fund ..................   29

Financial Highlights and
Statements of Investments ....   37

Financial Statements .........   75

Notes to
Financial Statements .........   80

Report of Independent
Registered Public

Accounting Firm ..............   93

Board Members
and Officers .................   94

Proxy Voting Policies
and Procedures ...............   99
-----------------------------------

Annual Report

Franklin Aggressive Growth Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.


We are pleased to bring you Franklin Aggressive Growth Fund's annual report covering the fiscal year ended April 30, 2004.

PERFORMANCE OVERVIEW

For the year under review, Franklin Aggressive Growth Fund - Class A delivered a +32.32% cumulative total return. The Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Russell 3000(R) Growth Index, which returned 22.87% and 22.93% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                                                                Annual Report |3

[BAR CHART OMITTED]

Portfolio Breakdown
Franklin Aggressive Growth Fund
Based on Total Net Assets as of 4/30/04

Electronic Technology*         23.2%
Technology Services*           18.1%
Health Technology*             18.0%
Consumer Services               6.4%
Health Services                 6.3%
Retail Trade                    6.0%
Finance                         4.5%
Industrial Services             4.4%
Commercial Services             1.8%
Distribution Services           1.4%
Communications                  1.2%
Process Industries              1.1%
Transportation                  1.0%
Producer Manufacturing          1.0%
Short-Term Investments
  & Other Net Assets            5.6%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February.2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%.3 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.


INVESTMENT STRATEGY

We seek to invest in stocks that present the best trade-off between growth opportunity, business and financial risk, and valuation. We focus on innovative, rapidly growing companies in a variety of industries and across all market capitalization sizes. Companies with identifiable growth drivers, such as new product development, leverage to a change in the economy, or secular industry growth, also appeal to us. We search for companies with strong balance sheets and the ability to invest in future growth and gain market share. We also look for companies with strong operating leverage, or the ability to increase profit margins as sales grow.


MANAGER'S DISCUSSION

Several holdings benefited Fund performance during the year. Among these, the following made the largest contributions to the Fund's results: Ask Jeeves, an advanced Internet search technology provider whose share price rose 330%; Accredo Health, specializing in pharmacy and services related to the treatment of patients with chronic diseases, up more than 162%; and Cognizant Technology


2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.


4| Annual Report

Solutions, an information technology services provider, which appreciated 141% since the beginning of the fiscal year. All three of these companies have positive growth drivers, unique advantages within the markets they serve, and each had substantial increases in future earnings expectations throughout the year.

Although the Fund posted solid, double-digit returns during the year under review, some of our holdings detracted from our overall results. For example, we purchased Transmeta, a developer of semiconductors for mobile computing devices, in January 2004. The stock declined in value and we sold it before fiscal year-end. Another detractor from overall performance was Leapfrog Enterprises, maker of technology-based education products, which we bought and sold during the reporting period. Each of these companies had either disappointing financial or operating results that led to negative earnings revisions and more uncertainty around their prospects during the period.


Thank you for your continued participation in Franklin Aggressive Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]


Robert R. Dean photo

/s/Robert R. Dean

Robert R. Dean, CFA


[PHOTO OMITTED]

Conrad B. Herrmann photo

/s/Conrad B. Herrmann

Conrad B. Herrmann, CFA

Portfolio Management Team
Franklin Aggressive Growth Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
4/30/04
-------------------------------------------------
  COMPANY                            % OF TOTAL
  SECTOR/INDUSTRY                    NET ASSETS
-------------------------------------------------
  Paychex Inc.                              2.1%
   TECHNOLOGY SERVICES
-------------------------------------------------
  Dell Inc.                                 2.1%
   ELECTRONIC TECHNOLOGY
-------------------------------------------------
  Teva Pharmaceutical Industries Ltd.,
  ADR (Israel)                              2.0%
   HEALTH TECHNOLOGY
-------------------------------------------------
  Yahoo! Inc.                               2.0%
   TECHNOLOGY SERVICES
-------------------------------------------------
  L-3 Communications Holdings Inc.          1.9%
   ELECTRONIC TECHNOLOGY
-------------------------------------------------
  Cognos Inc. (Canada)                      1.8%
   TECHNOLOGY SERVICES
-------------------------------------------------
  Computer Associates International Inc.    1.8%
   TECHNOLOGY SERVICES
-------------------------------------------------
  Weatherford International Ltd. (Bermuda)  1.8%
   INDUSTRIAL SERVICES
-------------------------------------------------
  Anthem Inc.                               1.8%
   HEALTH SERVICES
-------------------------------------------------
  Clear Channel Communications Inc.         1.7%
   CONSUMER SERVICES
-------------------------------------------------


                                                                Annual Report |5

--------------------------------------------------------------------------------
ROBERT DEAN is a vice president and portfolio manager for Franklin Advisers, Inc. In March 2004, he assumed lead manager responsibilities for Franklin Aggressive Growth Fund. He is a co-manager for Franklin DynaTech Fund. Mr. Dean also specializes in equity research analysis of the IT services, computer hardware, and data storage industries. He joined Franklin Templeton in 1995.

Mr. Dean holds a bachelor's degree in business administration from the University of San Diego. He is a Chartered Financial Analyst (CFA) Charterholder and a member of the Security Analysts of San Francisco (SASF).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CONRAD HERRMANN is a senior vice president and portfolio manager for Franklin Advisers, Inc., and director of equity portfolio management for Franklin's equity group. Mr. Herrmann is also the portfolio manager of Franklin Flex Cap Growth Fund, and serves in a back-up manager role on a number of other growth portfolios.

Mr. Herrmann first joined Franklin in 1988 as a summer intern. After joining Franklin in 1989 full-time as a quantitative equity analyst, he also became a fundamental research analyst, specializing in the electronic technology sector. Initially involved in the creation of Franklin Flex Cap Growth Fund, he became the lead manager in July 1993.

Prior to joining Franklin Templeton Investments, Mr. Herrmann was a vice president of Aquila Management, a mutual fund group in New York City. Mr. Herrmann received a Bachelor of Arts degree from Brown University and an MBA from Harvard Business School. He is past president of the Security Analysts of San Francisco (SASF) and a member of the CFA Institute. Mr. Herrmann holds the designation of Chartered Financial Analyst (CFA), and is a licensed registered securities representative and a general securities principal.
--------------------------------------------------------------------------------

6| Annual Report

Performance Summary as of 4/30/04

FRANKLIN AGGRESSIVE GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

--------------------------------------------------------------------------------
  CLASS A                            CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$3.07            $12.57            $9.50
--------------------------------------------------------------------------------
  CLASS B                            CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.92            $12.22            $9.30
--------------------------------------------------------------------------------
  CLASS C                            CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.91            $12.19            $9.28
--------------------------------------------------------------------------------
  CLASS R                            CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$3.04            $12.51            $9.47
--------------------------------------------------------------------------------
  ADVISOR CLASS                      CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$3.15            $12.77            $9.62
--------------------------------------------------------------------------------




         Annual Report | Past performance does not guarantee future results. |7

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            3-YEAR  INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +32.32%           -17.84%          +28.71%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +24.70%            -8.17%           +4.06%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,470            $7,745          $12,131
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +39.64%            -2.61%           +4.99%
-----------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            3-YEAR  INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +31.40%           -19.45%          +25.04%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +27.40%            -7.89%           +4.36%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,740            $7,814          $12,304
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +43.28%            -2.35%           +5.32%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            3-YEAR  INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +31.36%           -19.48%          +24.71%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +30.36%            -6.97%           +4.65%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $13,036            $8,052          $12,471
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +46.10%            -1.36%           +5.60%
-----------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                              +32.10%           -9.02%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                          +31.10%           -3.99%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $13,110           $9,098
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                                    +46.90%            -2.47%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         1-YEAR            3-YEAR  INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +32.74%           -17.08%          +30.81%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +32.74%            -6.05%           +5.69%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $13,274            $8,292          $13,081
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +48.60%            -0.37%           +6.64%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8| Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


[GRAPHIC OMITTED]

Class A (6/23/99-4/30/04)
                              Franklin Aggressive                                                            Russell 3000
Date                          Growth Fund                                S&P 500 5                           Growth Index 5
6/23/99                        $9,425                                    $10,000                             $10,000
6/30/99                       $10,160                                    $10,129                             $10,160
7/31/99                       $11,235                                     $9,814                              $9,838
8/31/99                       $12,385                                     $9,765                              $9,960
9/30/99                       $13,195                                     $9,498                              $9,778
10/31/99                      $15,438                                    $10,098                             $10,482
11/30/99                      $18,596                                    $10,304                             $11,084
12/31/99                      $23,095                                    $10,910                             $12,291
1/31/00                       $22,603                                    $10,362                             $11,748
2/29/00                       $30,639                                    $10,166                             $12,482
3/31/00                       $28,536                                    $11,160                             $13,188
4/30/00                       $24,330                                    $10,824                             $12,510
5/31/00                       $21,899                                    $10,603                             $11,848
6/30/00                       $26,443                                    $10,864                             $12,788
7/31/00                       $25,594                                    $10,695                             $12,215
8/31/00                       $28,401                                    $11,358                             $13,333
9/30/00                       $27,147                                    $10,759                             $12,112
10/31/00                      $23,896                                    $10,713                             $11,510
11/30/00                      $17,239                                     $9,869                              $9,787
12/31/00                      $17,130                                     $9,918                              $9,536
1/31/01                       $19,340                                    $10,269                             $10,203
2/28/01                       $14,833                                     $9,334                              $8,494
3/31/01                       $12,874                                     $8,743                              $7,581
4/30/01                       $14,766                                     $9,422                              $8,537
5/31/01                       $14,717                                     $9,485                              $8,436
6/30/01                       $14,611                                     $9,254                              $8,273
7/31/01                       $13,694                                     $9,163                              $8,031
8/31/01                       $12,411                                     $8,590                              $7,385
9/30/01                       $10,046                                     $7,896                              $6,617
10/31/01                      $11,253                                     $8,047                              $6,982
11/30/01                      $12,835                                     $8,664                              $7,647
12/31/01                      $13,260                                     $8,740                              $7,665
1/31/02                       $12,652                                     $8,612                              $7,520
2/28/02                       $11,726                                     $8,446                              $7,196
3/31/02                       $12,652                                     $8,764                              $7,470
4/30/02                       $11,948                                     $8,233                              $6,891
5/31/02                       $11,523                                     $8,172                              $6,707
6/30/02                       $10,268                                     $7,590                              $6,090
7/31/02                        $8,850                                     $6,999                              $5,714
8/31/02                        $8,657                                     $7,045                              $5,730
9/30/02                        $7,798                                     $6,280                              $5,147
10/31/02                       $8,531                                     $6,832                              $5,605
11/30/02                       $9,458                                     $7,234                              $5,925
12/31/02                       $8,522                                     $6,809                              $5,516
1/31/03                        $8,483                                     $6,631                              $5,381
2/28/03                        $8,415                                     $6,531                              $5,349
3/31/03                        $8,512                                     $6,594                              $5,447
4/30/03                        $9,168                                     $7,138                              $5,857
5/31/03                        $9,959                                     $7,513                              $6,173
6/30/03                       $10,046                                     $7,609                              $6,260
7/31/03                       $10,539                                     $7,743                              $6,438
8/31/03                       $11,060                                     $7,894                              $6,611
9/30/03                       $10,712                                     $7,811                              $6,533
10/31/03                      $11,668                                     $8,252                              $6,915
11/30/03                      $11,967                                     $8,325                              $6,998
12/31/03                      $12,266                                     $8,761                              $7,224
1/31/04                       $12,546                                     $8,922                              $7,389
2/29/04                       $12,565                                     $9,046                              $7,432
3/31/04                       $12,613                                     $8,909                              $7,307
4/30/04                       $12,131                                     $8,770                              $7,200


[GRAPHIC OMITTED]

Class B (6/23/99-4/30/04)
                              Franklin Aggressive                                                            Russell 3000
Date                          Growth Fund                                S&P 500 5                           Growth Index 5
6/23/99                       $10,000                                    $10,000                             $10,000
6/30/99                       $10,780                                    $10,129                             $10,160
7/31/99                       $11,920                                     $9,814                              $9,838
8/31/99                       $13,140                                     $9,765                              $9,960
9/30/99                       $13,970                                     $9,498                              $9,778
10/31/99                      $16,380                                    $10,098                             $10,482
11/30/99                      $19,720                                    $10,304                             $11,084
12/31/99                      $24,486                                    $10,910                             $12,291
1/31/00                       $23,975                                    $10,362                             $11,748
2/29/00                       $32,485                                    $10,166                             $12,482
3/31/00                       $30,245                                    $11,160                             $13,188
4/30/00                       $25,755                                    $10,824                             $12,510
5/31/00                       $23,177                                    $10,603                             $11,848
6/30/00                       $27,964                                    $10,864                             $12,788
7/31/00                       $27,043                                    $10,695                             $12,215
8/31/00                       $29,999                                    $11,358                             $13,333
9/30/00                       $28,660                                    $10,759                             $12,112
10/31/00                      $25,213                                    $10,713                             $11,510
11/30/00                      $18,176                                     $9,869                              $9,787
12/31/00                      $18,049                                     $9,918                              $9,536
1/31/01                       $20,362                                    $10,269                             $10,203
2/28/01                       $15,604                                     $9,334                              $8,494
3/31/01                       $13,547                                     $8,743                              $7,581
4/30/01                       $15,522                                     $9,422                              $8,537
5/31/01                       $15,461                                     $9,485                              $8,436
6/30/01                       $15,348                                     $9,254                              $8,273
7/31/01                       $14,376                                     $9,163                              $8,031
8/31/01                       $13,015                                     $8,590                              $7,385
9/30/01                       $10,529                                     $7,896                              $6,617
10/31/01                      $11,798                                     $8,047                              $6,982
11/30/01                      $13,435                                     $8,664                              $7,647
12/31/01                      $13,875                                     $8,740                              $7,665
1/31/02                       $13,230                                     $8,612                              $7,520
2/28/02                       $12,258                                     $8,446                              $7,196
3/31/02                       $13,220                                     $8,764                              $7,470
4/30/02                       $12,483                                     $8,233                              $6,891
5/31/02                       $12,023                                     $8,172                              $6,707
6/30/02                       $10,713                                     $7,590                              $6,090
7/31/02                        $9,219                                     $6,999                              $5,714
8/31/02                        $9,014                                     $7,045                              $5,730
9/30/02                        $8,114                                     $6,280                              $5,147
10/31/02                       $8,881                                     $6,832                              $5,605
11/30/02                       $9,843                                     $7,234                              $5,925
12/31/02                       $8,861                                     $6,809                              $5,516
1/31/03                        $8,820                                     $6,631                              $5,381
2/28/03                        $8,738                                     $6,531                              $5,349
3/31/03                        $8,830                                     $6,594                              $5,447
4/30/03                        $9,516                                     $7,138                              $5,857
5/31/03                       $10,324                                     $7,513                              $6,173
6/30/03                       $10,406                                     $7,609                              $6,260
7/31/03                       $10,907                                     $7,743                              $6,438
8/31/03                       $11,450                                     $7,894                              $6,611
9/30/03                       $11,081                                     $7,811                              $6,533
10/31/03                      $12,064                                     $8,252                              $6,915
11/30/03                      $12,360                                     $8,325                              $6,998
12/31/03                      $12,667                                     $8,761                              $7,224
1/31/04                       $12,943                                     $8,922                              $7,389
2/29/04                       $12,964                                     $9,046                              $7,432
3/31/04                       $13,005                                     $8,909                              $7,307
4/30/04                       $12,304                                     $8,770                              $7,200


          Annual Report | Past performance does not guarantee future results. |9

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS C                     4/30/04
-------------------------------------
  1-Year                      +30.36%
-------------------------------------
  3-Year                       -6.97%
-------------------------------------
  Since Inception (6/23/99)    +4.65%
-------------------------------------

[GRAPHIC OMITTED]

Class C (6/23/99-4/30/04)
                              Franklin Aggressive                                                            Russell 3000
Date                          Growth Fund                                S&P 500 5                           Growth Index 5
6/23/99                       $10,000                                    $10,000                             $10,000
6/30/99                       $10,780                                    $10,129                             $10,160
7/31/99                       $11,920                                     $9,814                              $9,838
8/31/99                       $13,150                                     $9,765                              $9,960
9/30/99                       $13,980                                     $9,498                              $9,778
10/31/99                      $16,370                                    $10,098                             $10,482
11/30/99                      $19,710                                    $10,304                             $11,084
12/31/99                      $24,443                                    $10,910                             $12,291
1/31/00                       $23,921                                    $10,362                             $11,748
2/29/00                       $32,389                                    $10,166                             $12,482
3/31/00                       $30,149                                    $11,160                             $13,188
4/30/00                       $25,690                                    $10,824                             $12,510
5/31/00                       $23,123                                    $10,603                             $11,848
6/30/00                       $27,899                                    $10,864                             $12,788
7/31/00                       $26,989                                    $10,695                             $12,215
8/31/00                       $29,935                                    $11,358                             $13,333
9/30/00                       $28,595                                    $10,759                             $12,112
10/31/00                      $25,158                                    $10,713                             $11,510
11/30/00                      $18,133                                     $9,869                              $9,787
12/31/00                      $18,016                                     $9,918                              $9,536
1/31/01                       $20,329                                    $10,269                             $10,203
2/28/01                       $15,582                                     $9,334                              $8,494
3/31/01                       $13,515                                     $8,743                              $7,581
4/30/01                       $15,489                                     $9,422                              $8,537
5/31/01                       $15,428                                     $9,485                              $8,436
6/30/01                       $15,316                                     $9,254                              $8,273
7/31/01                       $14,344                                     $9,163                              $8,031
8/31/01                       $12,983                                     $8,590                              $7,385
9/30/01                       $10,507                                     $7,896                              $6,617
10/31/01                      $11,776                                     $8,047                              $6,982
11/30/01                      $13,413                                     $8,664                              $7,647
12/31/01                      $13,853                                     $8,740                              $7,665
1/31/02                       $13,208                                     $8,612                              $7,520
2/28/02                       $12,236                                     $8,446                              $7,196
3/31/02                       $13,198                                     $8,764                              $7,470
4/30/02                       $12,461                                     $8,233                              $6,891
5/31/02                       $12,001                                     $8,172                              $6,707
6/30/02                       $10,691                                     $7,590                              $6,090
7/31/02                        $9,208                                     $6,999                              $5,714
8/31/02                        $9,003                                     $7,045                              $5,730
9/30/02                        $8,103                                     $6,280                              $5,147
10/31/02                       $8,870                                     $6,832                              $5,605
11/30/02                       $9,822                                     $7,234                              $5,925
12/31/02                       $8,839                                     $6,809                              $5,516
1/31/03                        $8,798                                     $6,631                              $5,381
2/28/03                        $8,727                                     $6,531                              $5,349
3/31/03                        $8,819                                     $6,594                              $5,447
4/30/03                        $9,494                                     $7,138                              $5,857
5/31/03                       $10,302                                     $7,513                              $6,173
6/30/03                       $10,384                                     $7,609                              $6,260
7/31/03                       $10,886                                     $7,743                              $6,438
8/31/03                       $11,428                                     $7,894                              $6,611
9/30/03                       $11,059                                     $7,811                              $6,533
10/31/03                      $12,042                                     $8,252                              $6,915
11/30/03                      $12,338                                     $8,325                              $6,998
12/31/03                      $12,635                                     $8,761                              $7,224
1/31/04                       $12,921                                     $8,922                              $7,389
2/29/04                       $12,942                                     $9,046                              $7,432
3/31/04                       $12,973                                     $8,909                              $7,307
4/30/04                       $12,471                                     $8,770                              $7,200


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS R                     4/30/04
-------------------------------------
  1-Year                      +31.10%
-------------------------------------
  Since Inception (1/1/02)     -3.99%
-------------------------------------

[GRAPHIC OMITTED]

Franklin Aggressive Growth Fund - Class R (1/1/02 - 4/30/04)

                              Franklin Aggressive                                                             Russell 3000
Date                          Growth Fund                                S&P 500 5                            Growth Index 5
1/1/02                        $10,000                                    $10,000                              10,000
1/31/02                        $9,535                                     $9,854                              $9,811
2/28/02                        $8,837                                     $9,664                              $9,389
3/31/02                        $9,535                                    $10,028                              $9,746
4/30/02                        $8,997                                     $9,420                              $8,991
5/31/02                        $8,678                                     $9,351                              $8,750
6/30/02                        $7,731                                     $8,685                              $7,946
7/31/02                        $6,655                                     $8,008                              $7,455
8/31/02                        $6,510                                     $8,061                              $7,476
9/30/02                        $5,862                                     $7,185                              $6,715
10/31/02                       $6,415                                     $7,817                              $7,313
11/30/02                       $7,114                                     $8,277                              $7,730
12/31/02                       $6,408                                     $7,791                              $7,197
1/31/03                        $6,379                                     $7,587                              $7,021
2/28/03                        $6,321                                     $7,473                              $6,978
3/31/03                        $6,393                                     $7,545                              $7,107
4/30/03                        $6,888                                     $8,167                              $7,641
5/31/03                        $7,477                                     $8,596                              $8,053
6/30/03                        $7,542                                     $8,706                              $8,167
7/31/03                        $7,906                                     $8,860                              $8,399
8/31/03                        $8,299                                     $9,032                              $8,626
9/30/03                        $8,037                                     $8,937                              $8,524
10/31/03                       $8,757                                     $9,442                              $9,021
11/30/03                       $8,975                                     $9,525                              $9,131
12/31/03                       $9,201                                    $10,024                              $9,426
1/31/04                        $9,412                                    $10,208                              $9,641
2/29/04                        $9,426                                    $10,350                              $9,696
3/31/04                        $9,455                                    $10,194                              $9,533
4/30/04                        $9,098                                    $10,034                              $9,394


10| Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  ADVISOR CLASS               4/30/04
-------------------------------------
  1-Year                      +32.74%
-------------------------------------
  3-Year                       -6.05%
-------------------------------------
  Since Inception (6/23/99)    +5.69%
-------------------------------------

[GRAPHIC OMITTED]

Advisor Class (6/23/99-4/30/04)
                              Franklin Aggressive                                                            Russell 3000
Date                          Growth Fund                                S&P 500 5                           Growth Index 5
6/23/99                       $10,000                                    $10,000                             $10,000
6/30/99                       $10,780                                    $10,129                             $10,160
7/31/99                       $11,920                                     $9,814                              $9,838
8/31/99                       $13,150                                     $9,765                              $9,960
9/30/99                       $14,000                                     $9,498                              $9,778
10/31/99                      $16,410                                    $10,098                             $10,482
11/30/99                      $19,770                                    $10,304                             $11,084
12/31/99                      $24,566                                    $10,910                             $12,291
1/31/00                       $24,064                                    $10,362                             $11,748
2/29/00                       $32,615                                    $10,166                             $12,482
3/31/00                       $30,393                                    $11,160                             $13,188
4/30/00                       $25,918                                    $10,824                             $12,510
5/31/00                       $23,337                                    $10,603                             $11,848
6/30/00                       $28,191                                    $10,864                             $12,788
7/31/00                       $27,280                                    $10,695                             $12,215
8/31/00                       $30,290                                    $11,358                             $13,333
9/30/00                       $28,959                                    $10,759                             $12,112
10/31/00                      $25,498                                    $10,713                             $11,510
11/30/00                      $18,402                                     $9,869                              $9,787
12/31/00                      $18,285                                     $9,918                              $9,536
1/31/01                       $20,652                                    $10,269                             $10,203
2/28/01                       $15,837                                     $9,334                              $8,494
3/31/01                       $13,747                                     $8,743                              $7,581
4/30/01                       $15,776                                     $9,422                              $8,537
5/31/01                       $15,724                                     $9,485                              $8,436
6/30/01                       $15,622                                     $9,254                              $8,273
7/31/01                       $14,649                                     $9,163                              $8,031
8/31/01                       $13,266                                     $8,590                              $7,385
9/30/01                       $10,746                                     $7,896                              $6,617
10/31/01                      $12,047                                     $8,047                              $6,982
11/30/01                      $13,737                                     $8,664                              $7,647
12/31/01                      $14,198                                     $8,740                              $7,665
1/31/02                       $13,542                                     $8,612                              $7,520
2/28/02                       $12,559                                     $8,446                              $7,196
3/31/02                       $13,563                                     $8,764                              $7,470
4/30/02                       $12,805                                     $8,233                              $6,891
5/31/02                       $12,344                                     $8,172                              $6,707
6/30/02                       $11,002                                     $7,590                              $6,090
7/31/02                        $9,486                                     $6,999                              $5,714
8/31/02                        $9,281                                     $7,045                              $5,730
9/30/02                        $8,359                                     $6,280                              $5,147
10/31/02                       $9,158                                     $6,832                              $5,605
11/30/02                      $10,152                                     $7,234                              $5,925
12/31/02                       $9,148                                     $6,809                              $5,516
1/31/03                        $9,117                                     $6,631                              $5,381
2/28/03                        $9,035                                     $6,531                              $5,349
3/31/03                        $9,148                                     $6,594                              $5,447
4/30/03                        $9,855                                     $7,138                              $5,857
5/31/03                       $10,705                                     $7,513                              $6,173
6/30/03                       $10,797                                     $7,609                              $6,260
7/31/03                       $11,330                                     $7,743                              $6,438
8/31/03                       $11,893                                     $7,894                              $6,611
9/30/03                       $11,524                                     $7,811                              $6,533
10/31/03                      $12,559                                     $8,252                              $6,915
11/30/03                      $12,887                                     $8,325                              $6,998
12/31/03                      $13,204                                     $8,761                              $7,224
1/31/04                       $13,512                                     $8,922                              $7,389
2/29/04                       $13,542                                     $9,046                              $7,432
3/31/04                       $13,594                                     $8,909                              $7,307
4/30/04                       $13,081                                     $8,770                              $7,200



ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK AND VOLATILITY THAN A MORE CONSERVATIVE EQUITY FUND. SMALLER-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

         Annual Report | Past performance does not guarantee future results. |11

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund normally invests a majority of its assets in securities of companies either headquartered or conducting most of their operations in the state of California. The Fund may also invest in companies located, headquartered or operating in other states and outside the U.S. The Fund has the flexibility of investing across the entire market capitalization range.

We are pleased to bring you Franklin Flex Cap Growth Fund's annual report covering the fiscal year ended April 30, 2004.


PERFORMANCE OVERVIEW

For the year under review, Franklin Flex Cap Growth Fund - Class A delivered a +32.08% cumulative total return. The Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Russell 3000(R) Growth Index, which returned 22.87% and 22.93% for the same period.1 The Fund also fared well compared with its peers in the Lipper Multi-Cap Growth Funds Objective Average, which returned 25.39%.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.


ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth.


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the one-year period ended 4/30/04, the Lipper Multi-Cap Growth Funds Objective Average consisted of 417 funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


12| Annual Report

The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February.3 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%.4 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.


INVESTMENT STRATEGY

We employ bottom-up, fundamental research and take advantage of Franklin Templeton's large analyst team. We look for companies of any size with identifiable earnings growth drivers that we believe will yield above-average risk-adjusted returns over the long term. Growth drivers could be internal to a company such as company-specific strengths. Examples include brand equity, technology patents, product superiority, proprietary intellectual property, new products, an under-penetrated market or internal efficiency initiatives. Growth could also result from exposure to external factors, such as secular industry growth, economic conditions, an increase in corporate capital spending, or currency appreciation or depreciation. We construct our portfolio to take into account the trade-off between each stock's growth opportunity, business and financial risk and valuation.

3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

[BAR CHART OMITTED]

Portfolio Breakdown
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 4/30/04

Electronic Technology*           16.7%
Health Technology*               16.0%
Technology Services*             13.9%
Finance                          11.4%
Consumer Services                 7.4%
Retail Trade                      6.4%
Health Services                   5.2%
Consumer Non-Durables             3.7%
Real Estate Investment Trusts     3.0%
Industrial Services               2.3%
Transportation                    1.8%
Commercial Services               1.7%
Process Industries                1.4%
Consumer Durables                 1.1%
Other                             2.1%
Short-Term Investments
  & Other Net Assets              5.9%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.



                                                               Annual Report |13

TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
4/30/04

-------------------------------------
  COMPANY                  % OF TOTAL
  SECTOR/INDUSTRY          NET ASSETS
-------------------------------------
  VCA Antech Inc.                2.4%
   HEALTH SERVICES
-------------------------------------
  eBay Inc.                      2.1%
   CONSUMER SERVICES
-------------------------------------
  Countrywide Financial Corp.    2.0%
   FINANCE
-------------------------------------
  Varian Inc.                    1.9%
   ELECTRONIC TECHNOLOGY
-------------------------------------
  Genentech Inc.                 1.9%
   HEALTH TECHNOLOGY
-------------------------------------
  Gilead Sciences Inc.           1.9%
   HEALTH TECHNOLOGY
-------------------------------------
  The PMI Group Inc.             1.8%
   FINANCE
-------------------------------------
  Expeditors International of
  Washington Inc.                1.8%
   TRANSPORTATION
-------------------------------------
  Pfizer Inc.                    1.8%
   HEALTH TECHNOLOGY
-------------------------------------
  Wells Fargo & Co.              1.8%
   FINANCE
-------------------------------------


MANAGER'S DISCUSSION

During the year under review, the Fund outperformed its benchmarks primarily due to strong, bottom-up, fundamental sector and stock selections. By sector, health technology was our most positive contributor. Specifically, the Fund benefited from an overweighting, relative to the Russell 3000 Growth Index, in the biotechnology industry as that group experienced significant appreciation during the Fund's fiscal year. Among these holdings, Genentech shares proved particularly strong as the company received positive news on its new colon cancer drug, Avastin. The Fund also benefited from its underweighting, relative to the benchmark, in major pharmaceuticals as that industry group lagged the overall stock market.

The Fund's next most favorable sector was finance, where our individual stock selection was especially strong. As the economy continued to strengthen, Fund shares in companies such as E*Trade Financial more than doubled in value. Similarly, Countrywide Financial benefited from the low interest rate environment that encouraged increased mortgage refinancing activity.

Our third strongest performing sector was technology services, notably because of our stock selection. A primary contributor to Fund returns included information technology service company Cognizant Technology Solutions, up over 140% for the year ended April 30, 2004. Internet service companies also fared quite well, with shares of Ask Jeeves up 330%, and Yahoo! more than doubling in value. Finally, the Fund's larger weighting, compared with the Russell 3000 Growth Index, in packaged software manufacturer Symantec provided solid results as our shares appreciated approximately 86% during the reporting period.

Conversely, the Fund's weakest sector was consumer durables. Our overweighted position in Mattel, which began the reporting period at nearly 3% of total net assets compared to less than 1% for the benchmark Russell 3000 Growth Index, detracted from performance. We owned Mattel for several years and it served shareholders well as the company undertook an operational turnaround under new management. We eventually elected to sell our entire position in Mattel since the turnaround process appeared mostly complete, and the stock price languished during the year under review.

Other detractors from Fund performance were our holdings in the consumer non-durables sector. For example, our position in household goods manufacturer Clorox simply did not perform as strongly as we would have hoped, especially relative to other stocks within its sector. In line with our investment strategy, we started a new position in Liz Claiborne, a leading U.S. seller of clothes and accessories for women, as the company appeared fundamentally attractive to us.


14| Annual Report

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]
Conrad B. Herrmann photo

/s/Conrad B. Herrmann

Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report |15

Performance Summary as of 4/30/04

FRANKLIN FLEX CAP GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE INFORMATION
--------------------------------------------------------------------------------
  CLASS A                             CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)               +$8.20            $33.76           $25.56
--------------------------------------------------------------------------------
  CLASS B                             CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)               +$7.68            $32.40           $24.72
--------------------------------------------------------------------------------
  CLASS C                             CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)               +$7.70            $32.47           $24.77
--------------------------------------------------------------------------------
  CLASS R                             CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)               +$8.08            $33.57           $25.49
--------------------------------------------------------------------------------


16| Past performance does not guarantee future results. | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +32.08%           +39.45%         +315.34%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return  2                       +24.48%            +5.62%          +14.62%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,448           $13,145          $39,131
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +35.51%            +6.53%          +14.75%
-----------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +31.07%           +34.26%          +42.16%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +27.07%            +5.75%           +6.68%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,707           $13,266          $14,116
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +38.73%            +6.68%           +7.23%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (9/3/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +31.09%           +34.27%         +107.62%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +30.09%            +6.07%          +10.01%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $13,009           $13,427          $20,762
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +41.73%            +7.00%          +10.44%
-----------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                              +31.70%           +5.43%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                          +30.70%           +2.30%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $13,070          $10,543
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                                    +42.43%            +3.35%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


         Annual Report | Past performance does not guarantee future results. |17

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS A                     4/30/04
-------------------------------------
  1-Year                      +24.48%
-------------------------------------
  5-Year                       +5.62%
-------------------------------------
  10-Year                     +14.62%
-------------------------------------

[GRAPHIC OMITTED]

Class A (5/1/94-4/30/04)
                              Franklin Flex Cap                                                              Russell 3000
Date                          Growth Fund                                S&P 500 5                           Growth Index 5
5/1/94                         $9,421                                    $10,000                             $10,000
5/31/94                        $9,476                                    $10,163                             $10,117
6/30/94                        $9,200                                    $9,915                               $9,807
7/31/94                        $9,531                                    $10,240                             $10,123
8/31/94                       $10,159                                    $10,659                             $10,705
9/30/94                       $10,234                                    $10,399                             $10,577
10/31/94                      $10,581                                    $10,632                             $10,813
11/30/94                      $10,614                                    $10,245                             $10,458
12/31/94                      $10,714                                    $10,397                             $10,641
1/31/95                       $10,706                                    $10,666                             $10,823
2/28/95                       $11,451                                    $11,082                             $11,281
3/31/95                       $11,885                                    $11,408                             $11,611
4/30/95                       $12,162                                    $11,744                             $11,857
5/31/95                       $12,647                                    $12,212                             $12,246
6/30/95                       $13,498                                    $12,496                             $12,754
7/31/95                       $14,648                                    $12,910                             $13,331
8/31/95                       $14,980                                    $12,942                             $13,361
9/30/95                       $15,348                                    $13,488                             $13,941
10/31/95                      $15,375                                    $13,440                             $13,879
11/30/95                      $15,860                                    $14,029                             $14,426
12/31/95                      $15,818                                    $14,299                             $14,532
1/31/96                       $16,005                                    $14,785                             $14,957
2/29/96                       $16,545                                    $14,923                             $15,270
3/31/96                       $16,682                                    $15,067                             $15,318
4/30/96                       $17,939                                    $15,288                             $15,799
5/31/96                       $18,341                                    $15,682                             $16,378
6/30/96                       $17,790                                    $15,742                             $16,283
7/31/96                       $16,736                                    $15,047                             $15,222
8/31/96                       $17,780                                    $15,365                             $15,687
9/30/96                       $18,923                                    $16,229                             $16,795
10/31/96                      $19,159                                    $16,676                             $16,813
11/30/96                      $20,548                                    $17,935                             $17,998
12/31/96                      $20,632                                    $17,580                             $17,712
1/31/97                       $20,965                                    $18,678                             $18,876
2/28/97                       $20,380                                    $18,825                             $18,654
3/31/97                       $19,199                                    $18,052                             $17,617
4/30/97                       $19,532                                    $19,129                             $18,667
5/31/97                       $21,409                                    $20,293                             $20,132
6/30/97                       $21,534                                    $21,202                             $20,927
7/31/97                       $23,317                                    $22,888                             $22,704
8/31/97                       $23,175                                    $21,606                             $21,562
9/30/97                       $24,897                                    $22,789                             $22,690
10/31/97                      $24,006                                    $22,029                             $21,796
11/30/97                      $24,259                                    $23,048                             $22,573
12/31/97                      $23,872                                    $23,443                             $22,802
1/31/98                       $23,524                                    $23,702                             $23,389
2/28/98                       $25,382                                    $25,411                             $25,176
3/31/98                       $25,910                                    $26,711                             $26,185
4/30/98                       $26,375                                    $26,980                             $26,528
5/31/98                       $24,981                                    $26,517                             $25,666
6/30/98                       $25,568                                    $27,593                             $27,120
7/31/98                       $24,351                                    $27,300                             $26,756
8/31/98                       $20,321                                    $23,357                             $22,563
9/30/98                       $21,664                                    $24,853                             $24,339
10/31/98                      $22,870                                    $26,873                             $26,241
11/30/98                      $24,541                                    $28,501                             $28,240
12/31/98                      $26,430                                    $30,142                             $30,787
1/31/99                       $28,126                                    $31,402                             $32,563
2/28/99                       $25,908                                    $30,427                             $30,966
3/31/99                       $27,441                                    $31,644                             $32,559
4/30/99                       $28,061                                    $32,869                             $32,797
5/31/99                       $27,974                                    $32,094                             $31,867
6/30/99                       $30,808                                    $33,874                             $34,058
7/31/99                       $31,103                                    $32,817                             $32,977
8/31/99                       $32,346                                    $32,655                             $33,387
9/30/99                       $32,990                                    $31,761                             $32,776
10/31/99                      $37,068                                    $33,770                             $35,137
11/30/99                      $42,390                                    $34,456                             $37,154
12/31/99                      $51,584                                    $36,484                             $41,201
1/31/00                       $51,627                                    $34,652                             $39,380
2/29/00                       $65,008                                    $33,996                             $41,840
3/31/00                       $61,421                                    $37,320                             $44,206
4/30/00                       $54,692                                    $36,198                             $41,932
5/31/00                       $51,104                                    $35,457                             $39,714
6/30/00                       $58,738                                    $36,331                             $42,865
7/31/00                       $57,178                                    $35,764                             $40,946
8/31/00                       $65,543                                    $37,984                             $44,693
9/30/00                       $63,503                                    $35,979                             $40,600
10/31/00                      $57,974                                    $35,826                             $38,583
11/30/00                      $45,607                                    $33,004                             $32,807
12/31/00                      $47,952                                    $33,166                             $31,965
1/31/01                       $48,798                                    $34,342                             $34,199
2/28/01                       $39,768                                    $31,212                             $28,472
3/31/01                       $35,491                                    $29,236                             $25,411
4/30/01                       $39,467                                    $31,506                             $28,617
5/31/01                       $39,479                                    $31,718                             $28,276
6/30/01                       $39,235                                    $30,946                             $27,731
7/31/01                       $37,763                                    $30,641                             $26,921
8/31/01                       $35,851                                    $28,725                             $24,754
9/30/01                       $30,890                                    $26,406                             $22,180
10/31/01                      $33,023                                    $26,909                             $23,405
11/30/01                      $36,117                                    $28,973                             $25,634
12/31/01                      $36,813                                    $29,227                             $25,691
1/31/02                       $36,025                                    $28,801                             $25,206
2/28/02                       $34,645                                    $28,245                             $24,121
3/31/02                       $37,311                                    $29,307                             $25,038
4/30/02                       $35,584                                    $27,531                             $23,098
5/31/02                       $34,796                                    $27,329                             $22,481
6/30/02                       $31,991                                    $25,383                             $20,414
7/31/02                       $28,676                                    $23,405                             $19,153
8/31/02                       $28,525                                    $23,558                             $19,206
9/30/02                       $26,381                                    $21,000                             $17,251
10/31/02                      $27,818                                    $22,847                             $18,788
11/30/02                      $29,534                                    $24,190                             $19,861
12/31/02                      $27,633                                    $22,770                             $18,489
1/31/03                       $27,679                                    $22,175                             $18,037
2/28/03                       $27,540                                    $21,842                             $17,928
3/31/03                       $27,783                                    $22,051                             $18,258
4/30/03                       $29,626                                    $23,869                             $19,632
5/31/03                       $31,852                                    $25,125                             $20,690
6/30/03                       $32,049                                    $25,446                             $20,983
7/31/03                       $33,359                                    $25,895                             $21,579
8/31/03                       $34,981                                    $26,399                             $22,160
9/30/03                       $33,950                                    $26,119                             $21,899
10/31/03                      $36,906                                    $27,596                             $23,177
11/30/03                      $38,076                                    $27,839                             $23,458
12/31/03                      $38,818                                    $29,297                             $24,216
1/31/04                       $39,432                                    $29,835                             $24,768
2/29/04                       $39,768                                    $30,250                             $24,910
3/31/04                       $39,942                                    $29,794                             $24,493
4/30/04                       $39,131                                    $29,327                             $24,134


AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS B                     4/30/04
-------------------------------------
  1-Year                      +27.07%
-------------------------------------
  5-Year                       +5.75%
-------------------------------------
  Since Inception (1/1/99)     +6.68%
-------------------------------------

[GRAPHIC OMITTED]

Class B (1/1/99-4/30/04)
                              Franklin Flex Cap                                                              Russell 3000
Date                          Growth Fund                                S&P 500 5                           Growth Index 5
1/1/99                        $10,000                                    $10,000                             $10,000
1/31/99                       $10,633                                    $10,418                             $10,577
2/28/99                       $9,786                                     $10,094                             $10,058
3/31/99                       $10,362                                    $10,498                             $10,576
4/30/99                       $10,588                                    $10,905                             $10,653
5/31/99                       $10,551                                    $10,647                             $10,351
6/30/99                       $11,610                                    $11,238                             $11,062
7/31/99                       $11,709                                    $10,887                             $10,711
8/31/99                       $12,175                                    $10,834                             $10,845
9/30/99                       $12,406                                    $10,537                             $10,646
10/31/99                      $13,932                                    $11,203                             $11,413
11/30/99                      $15,919                                    $11,431                             $12,068
12/31/99                      $19,359                                    $12,104                             $13,383
1/31/00                       $19,359                                    $11,496                             $12,791
2/29/00                       $24,362                                    $11,279                             $13,590
3/31/00                       $23,001                                    $12,381                             $14,359
4/30/00                       $20,473                                    $12,009                             $13,620
5/31/00                       $19,116                                    $11,763                             $12,900
6/30/00                       $21,957                                    $12,053                             $13,923
7/31/00                       $21,363                                    $11,865                             $13,300
8/31/00                       $24,473                                    $12,601                             $14,517
9/30/00                       $23,694                                    $11,936                             $13,187
10/31/00                      $21,615                                    $11,886                             $12,532
11/30/00                      $16,992                                    $10,949                             $10,656
12/31/00                      $17,857                                    $11,003                             $10,383
1/31/01                       $18,160                                    $11,393                             $11,109
2/28/01                       $14,795                                    $10,355                              $9,248
3/31/01                       $13,193                                     $9,699                              $8,254
4/30/01                       $14,668                                    $10,453                              $9,295
5/31/01                       $14,659                                    $10,523                              $9,185
6/30/01                       $14,558                                    $10,267                              $9,007
7/31/01                       $14,005                                    $10,166                              $8,744
8/31/01                       $13,290                                     $9,530                              $8,040
9/30/01                       $11,438                                     $8,760                              $7,205
10/31/01                      $12,219                                     $8,927                              $7,602
11/30/01                      $13,360                                     $9,612                              $8,326
12/31/01                      $13,610                                     $9,696                              $8,345
1/31/02                       $13,312                                     $9,555                              $8,187
2/28/02                       $12,794                                     $9,371                              $7,835
3/31/02                       $13,768                                     $9,723                              $8,133
4/30/02                       $13,123                                     $9,134                              $7,503
5/31/02                       $12,825                                     $9,067                              $7,302
6/30/02                       $11,785                                     $8,421                              $6,631
7/31/02                       $10,556                                     $7,765                              $6,221
8/31/02                       $10,495                                     $7,816                              $6,238
9/30/02                        $9,701                                     $6,967                              $5,603
10/31/02                      $10,219                                     $7,580                              $6,103
11/30/02                      $10,846                                     $8,025                              $6,451
12/31/02                      $10,140                                     $7,554                              $6,005
1/31/03                       $10,148                                     $7,357                              $5,859
2/28/03                       $10,091                                     $7,246                              $5,823
3/31/03                       $10,175                                     $7,316                              $5,931
4/30/03                       $10,846                                     $7,919                              $6,377
5/31/03                       $11,649                                     $8,335                              $6,721
6/30/03                       $11,719                                     $8,442                              $6,816
7/31/03                       $12,189                                     $8,591                              $7,009
8/31/03                       $12,772                                     $8,758                              $7,198
9/30/03                       $12,386                                     $8,665                              $7,113
10/31/03                      $13,457                                     $9,155                              $7,528
11/30/03                      $13,873                                     $9,236                              $7,620
12/31/03                      $14,137                                     $9,720                              $7,866
1/31/04                       $14,356                                     $9,898                              $8,045
2/29/04                       $14,466                                    $10,036                              $8,091
3/31/04                       $14,523                                     $9,884                              $7,956
4/30/04                       $14,116                                     $9,729                              $7,839


18| Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS C                     4/30/04
-------------------------------------
  1-Year                      +30.09%
-------------------------------------
  5-Year                       +6.07%
-------------------------------------
  Since Inception (9/3/96)    +10.01%
-------------------------------------

[GRAPHC OMITTED]

Class C (9/3/96-4/30/04)
                              Franklin Flex Cap                                                              Russell 3000
Date                          Growth Fund                                S&P 500 5                           Growth Index 5
9/1/96                        $10,000                                    $10,000                             $10,000
9/30/96                       $10,625                                    $10,562                             $10,706
10/31/96                      $10,747                                    $10,854                             $10,718
11/30/96                      $11,521                                    $11,673                             $11,473
12/31/96                      $11,560                                    $11,442                             $11,291
1/31/97                       $11,735                                    $12,156                             $12,033
2/28/97                       $11,401                                    $12,252                             $11,891
3/31/97                       $10,733                                    $11,749                             $11,230
4/30/97                       $10,914                                    $12,450                             $11,900
5/31/97                       $11,950                                    $13,208                             $12,834
6/30/97                       $11,972                                    $13,799                             $13,341
7/31/97                       $13,005                                    $14,896                             $14,473
8/31/97                       $12,914                                    $14,062                             $13,745
9/30/97                       $13,867                                    $14,832                             $14,464
10/31/97                      $13,362                                    $14,337                             $13,895
11/30/97                      $13,492                                    $15,001                             $14,390
12/31/97                      $13,271                                    $15,258                             $14,536
1/31/98                       $13,076                                    $15,427                             $14,910
2/28/98                       $14,102                                    $16,539                             $16,049
3/31/98                       $14,379                                    $17,385                             $16,692
4/30/98                       $14,633                                    $17,560                             $16,911
5/31/98                       $13,854                                    $17,258                             $16,361
6/30/98                       $14,167                                    $17,959                             $17,289
7/31/98                       $13,483                                    $17,768                             $17,056
8/31/98                       $11,249                                    $15,202                             $14,384
9/30/98                       $11,986                                    $16,176                             $15,515
10/31/98                      $12,646                                    $17,490                             $16,728
11/30/98                      $13,554                                    $18,550                             $18,002
12/31/98                      $14,594                                    $19,618                             $19,626
1/31/99                       $15,523                                    $20,438                             $20,758
2/28/99                       $14,293                                    $19,803                             $19,740
3/31/99                       $15,125                                    $20,595                             $20,756
4/30/99                       $15,463                                    $21,393                             $20,907
5/31/99                       $15,403                                    $20,888                             $20,315
6/30/99                       $16,953                                    $22,046                             $21,711
7/31/99                       $17,104                                    $21,359                             $21,022
8/31/99                       $17,780                                    $21,253                             $21,283
9/30/99                       $18,118                                    $20,671                             $20,894
10/31/99                      $20,352                                    $21,979                             $22,399
11/30/99                      $23,256                                    $22,426                             $23,685
12/31/99                      $28,285                                    $23,746                             $26,264
1/31/00                       $28,291                                    $22,553                             $25,104
2/29/00                       $35,602                                    $22,126                             $26,672
3/31/00                       $33,616                                    $24,290                             $28,180
4/30/00                       $29,915                                    $23,559                             $26,731
5/31/00                       $27,935                                    $23,077                             $25,317
6/30/00                       $32,082                                    $23,646                             $27,325
7/31/00                       $31,213                                    $23,277                             $26,102
8/31/00                       $35,753                                    $24,722                             $28,491
9/30/00                       $34,618                                    $23,417                             $25,881
10/31/00                      $31,581                                    $23,317                             $24,595
11/30/00                      $24,825                                    $21,480                             $20,914
12/31/00                      $26,095                                    $21,586                             $20,377
1/31/01                       $26,530                                    $22,351                             $21,801
2/28/01                       $21,613                                    $20,314                             $18,150
3/31/01                       $19,273                                    $19,028                             $16,199
4/30/01                       $21,421                                    $20,506                             $18,243
5/31/01                       $21,415                                    $20,643                             $18,025
6/30/01                       $21,261                                    $20,141                             $17,678
7/31/01                       $20,449                                    $19,943                             $17,162
8/31/01                       $19,407                                    $18,696                             $15,780
9/30/01                       $16,708                                    $17,186                             $14,140
10/31/01                      $17,847                                    $17,514                             $14,920
11/30/01                      $19,516                                    $18,857                             $16,341
12/31/01                      $19,874                                    $19,022                             $16,378
1/31/02                       $19,439                                    $18,745                             $16,068
2/28/02                       $18,684                                    $18,383                             $15,376
3/31/02                       $20,110                                    $19,075                             $15,961
4/30/02                       $19,164                                    $17,919                             $14,724
5/31/02                       $18,729                                    $17,787                             $14,331
6/30/02                       $17,214                                    $16,521                             $13,013
7/31/02                       $15,417                                    $15,233                             $12,209
8/31/02                       $15,327                                    $15,333                             $12,243
9/30/02                       $14,170                                    $13,668                             $10,997
10/31/02                      $14,924                                    $14,870                             $11,977
11/30/02                      $15,839                                    $15,744                             $12,661
12/31/02                      $14,809                                    $14,820                             $11,786
1/31/03                       $14,822                                    $14,432                             $11,498
2/28/03                       $14,739                                    $14,215                             $11,429
3/31/03                       $14,860                                    $14,352                             $11,639
4/30/03                       $15,839                                    $15,535                             $12,515
5/31/03                       $17,015                                    $16,352                             $13,190
6/30/03                       $17,111                                    $16,561                             $13,376
7/31/03                       $17,795                                    $16,854                             $13,756
8/31/03                       $18,652                                    $17,182                             $14,127
9/30/03                       $18,090                                    $17,000                             $13,960
10/31/03                      $19,650                                    $17,961                             $14,775
11/30/03                      $20,264                                    $18,119                             $14,954
12/31/03                      $20,647                                    $19,068                             $15,437
1/31/04                       $20,961                                    $19,418                             $15,789
2/29/04                       $21,127                                    $19,688                             $15,880
3/31/04                       $21,210                                    $19,391                             $15,613
4/30/04                       $20,762                                    $19,087                             $15,385


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS R                     4/30/04
-------------------------------------
  1-Year                      +30.70%
-------------------------------------
  Since Inception (1/1/02)     +2.30%
-------------------------------------


[GRAPHC OMITTED]

Class R (1/1/02-4/30/04)
                              Franklin Flex Cap                                                              Russell 3000
Date                          Growth Fund                                S&P 500 5                           Growth Index 5
1/1/02                        $10,000                                    $10,000                             $10,000
1/31/02                        $9,758                                     $9,854                              $9,811
2/28/02                        $9,384                                     $9,664                              $9,389
3/31/02                       $10,103                                    $10,028                              $9,746
4/30/02                        $9,632                                     $9,420                              $8,991
5/31/02                        $9,416                                     $9,351                              $8,750
6/30/02                        $8,659                                     $8,685                              $7,946
7/31/02                        $7,761                                     $8,008                              $7,455
8/31/02                        $7,720                                     $8,061                              $7,476
9/30/02                        $7,138                                     $7,185                              $6,715
10/31/02                       $7,525                                     $7,817                              $7,313
11/30/02                       $7,987                                     $8,277                              $7,730
12/31/02                       $7,471                                     $7,791                              $7,197
1/31/03                        $7,481                                     $7,587                              $7,021
2/28/03                        $7,444                                     $7,473                              $6,978
3/31/03                        $7,506                                     $7,545                              $7,107
4/30/03                        $8,005                                     $8,167                              $7,641
5/31/03                        $8,602                                     $8,596                              $8,053
6/30/03                        $8,655                                     $8,706                              $8,167
7/31/03                        $9,007                                     $8,860                              $8,399
8/31/03                        $9,443                                     $9,032                              $8,626
9/30/03                        $9,164                                     $8,937                              $8,524
10/31/03                       $9,956                                     $9,442                              $9,021
11/30/03                      $10,273                                     $9,525                              $9,131
12/31/03                      $10,471                                    $10,024                              $9,426
1/31/04                       $10,635                                    $10,208                              $9,641
2/29/04                       $10,723                                    $10,350                              $9,696
3/31/04                       $10,767                                    $10,194                              $9,533
4/30/04                       $10,543                                    $10,034                              $9,394



         Annual Report | Past performance does not guarantee future results. |19

ENDNOTES


INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN SECURITIES LINKED TO THE STATE OF CALIFORNIA INVOLVES SPECIAL RISKS SUCH AS INCREASED SUSCEPTIBILITY TO ECONOMIC OR REGULATORY DEVELOPMENTS IN THE STATE. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


20| Past performance does not guarantee future results. | Annual Report

Franklin Small Cap Growth Fund II

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Small Cap Growth Fund II seeks capital appreciation by investing at least 80% of its total assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase. 1


We are pleased to bring you Franklin Small Cap Growth Fund II's annual report covering the fiscal year ended April 30, 2004.


PERFORMANCE OVERVIEW

For the year under review, Franklin Small Cap Growth Fund II - Class A delivered a +41.42% cumulative total return. The Fund's results far outpaced the broad benchmark Standard & Poor's 500 Composite Index's (S&P 500's) 22.87% return, and were comparable to that of the narrow benchmark Russell 2000(R) Growth Index, which returned 41.57% for the same period.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.


ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.


1. The Russell 2000 Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.
2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index is market capitalization-weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.


                                                               Annual Report |21

[BAR OMITTED]
Bar Chart
Portfolio Breakdown
Franklin Small Cap Growth Fund II
Based on Total Net Assets as of 4/30/04

Electronic Technology*           26.3%
Technology Services*              9.4%
Producer Manufacturing            7.9%
Health Technology*                7.2%
Health Services                   6.5%
Finance                           6.1%
Energy Minerals                   5.0%
Retail Trade                      4.9%
Consumer Services                 4.7%
Process Industries                4.5%
Commercial Services               4.3%
Transportation                    4.3%
Industrial Services               3.8%
Other                             2.8%
Short-Term Investments
  & Other Net Assets              2.3%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February.3 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%.4 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.


INVESTMENT STRATEGY

We seek long-term capital appreciation by investing primarily in common stocks of rapidly growing small-capitalization companies. Small-capitalization companies are defined as those companies with market capitalizations less than $1.5 billion, or the largest stock in the Russell 2000 Growth Index, whichever is greater. We use a fundamental, research-driven approach, focusing primarily on individual securities. Searching in fast-growing industries, we target companies with distinct, sustainable, competitive advantages; innovative, proprietary technology; and strong management teams -- factors we believe can produce growth in earnings or share price.


MANAGER'S DISCUSSION

Some of our sector weightings and stock picks helped Fund performance during the year. The Fund's overweighting, relative to the Russell 2000 Growth Index, in electronic technology stocks, as well as strong stock selection within this sector, aided performance. The Fund also benefited from its finance stocks and our decision to underweight the sector relative to the benchmark. We also had good results from our stock selections in consumer services.


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's Micropal. See footnote 2 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.


22| Annual Report

Despite the Fund's excellent results this fiscal year, some of our positions detracted from overall performance. An underweighted position in health technology hindered returns, as did our stock selection in this sector. Stock selection in the technology services sector, in particular the Internet software and services industry, also dampened returns relative to the Russell 2000 Growth Index. Finally, an overweighted position in process industries produced lackluster results in terms of their contribution to our overall return.

Thank you for your continued participation in Franklin Small Cap Growth Fund II. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/Michael P. McCarthy

Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund II


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


--------------------------------------------------------------------------------
MICHAEL MCCARTHY is a senior vice president and portfolio manager for Franklin Advisers, Inc., and head of research for Franklin's equity group. In March 2004, he assumed lead portfolio manager responsibilities for Franklin Small Cap Growth Fund II and several associated institutional separate account portfolios. He is also a manager of Franklin Small-Mid Cap Growth Fund.

Mr. McCarthy joined Franklin Templeton Investments in 1992. Prior to his role as head of equity research, he served as the technology team leader as a research analyst in the technology services sector. Prior research coverage included personal computers, enterprise hardware, tobacco, textiles and apparel, gaming, lodging, and leisure industries.

Mr. McCarthy is a Chartered Financial Analyst (CFA) and received a Bachelor of Arts degree in history from the University of California, Los Angeles. He is a member of the Security Analysts of San Francisco (SASF) and the CFA Institute.
--------------------------------------------------------------------------------


TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
4/30/04

-------------------------------------
  COMPANY                  % OF TOTAL
  SECTOR/INDUSTRY          NET ASSETS
-------------------------------------
  Varian Semiconductor Equipment
  Associates Inc.                2.6%
   ELECTRONIC TECHNOLOGY
-------------------------------------
  Semtech Corp.                  2.1%
   ELECTRONIC TECHNOLOGY
-------------------------------------
  National Instruments Corp.     2.1%
   ELECTRONIC TECHNOLOGY
-------------------------------------
  Landstar System Inc.           1.9%
   TRANSPORTATION
-------------------------------------
  Forward Air Corp.              1.9%
   TRANSPORTATION
-------------------------------------
  Minerals Technologies Inc.     1.7%
   PROCESS INDUSTRIES
-------------------------------------
  Varian Inc.                    1.6%
   ELECTRONIC TECHNOLOGY
-------------------------------------
  Tom Brown Inc.                 1.6%
   ENERGY MINERALS
-------------------------------------
  Integrated Circuit Systems Inc.1.5%
   ELECTRONIC TECHNOLOGY
-------------------------------------
  Premcor Inc.                   1.5%
   ENERGY MINERALS
-------------------------------------


                                                               Annual Report |23

Performance Summary as of 4/30/04

FRANKLIN SMALL CAP GROWTH FUND II


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE INFORMATION
---------------------------------------------------------------------------
  CLASS A                        CHANGE           4/30/04          4/30/03
---------------------------------------------------------------------------
  Net Asset Value (NAV)          +$3.09            $10.55            $7.46
---------------------------------------------------------------------------
  CLASS B                        CHANGE           4/30/04          4/30/03
---------------------------------------------------------------------------
  Net Asset Value (NAV)          +$2.94            $10.27            $7.33
---------------------------------------------------------------------------
  CLASS C                        CHANGE           4/30/04          4/30/03
---------------------------------------------------------------------------
  Net Asset Value (NAV)          +$2.94            $10.27            $7.33
---------------------------------------------------------------------------
  CLASS R                        CHANGE           4/30/04          4/30/03
---------------------------------------------------------------------------
  Net Asset Value (NAV)          +$3.04            $10.49            $7.45
---------------------------------------------------------------------------
  ADVISOR CLASS                  CHANGE           4/30/04          4/30/03
---------------------------------------------------------------------------
  Net Asset Value (NAV)          +$3.14            $10.69            $7.55
---------------------------------------------------------------------------


24| Past performance does not guarantee future results. | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            3-YEAR   INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +41.42%            +2.73%           +5.50%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +33.21%            -1.08%           -0.14%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $13,321            $9,679           $9,943
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +51.24%            +4.45%           +0.81%
-----------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            3-YEAR   INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +40.11%            +0.69%           +2.70%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +36.11%            -0.78%           -0.08%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $13,611            $9,769           $9,970
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +55.49%            +4.90%           +0.93%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            3-YEAR   INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +40.11%            +0.59%           +2.70%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +39.11%            +0.20%           +0.67%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $13,911           $10,059          $10,270
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +58.25%            +5.76%           +1.67%
-----------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                              +40.81%           +6.17%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                          +39.81%           +2.61%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $13,981          $10,617
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                                    +59.15%            +4.44%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         1-YEAR            3-YEAR   INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +41.59%            +3.69%           +6.90%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +41.59%            +1.21%           +1.68%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $14,159           $10,369          $10,690
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +61.10%            +6.85%           +2.70%
-----------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



         Annual Report | Past performance does not guarantee future results. |25

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS A                     4/30/04
-------------------------------------
  1-Year                      +33.21%
-------------------------------------
  3-Year                       -1.08%
-------------------------------------
  Since Inception (5/1/00)     -0.14%
-------------------------------------

[GRAPHIC OMITTED]

Class A (5/1/00-4/30/04)

Date                          Franklin Small Cap                                                             Russell 2000
                              Growth Fund II                             S&P 500 5                           Growth Index 5
5/1/00                         $9,425                                    $10,000                             $10,000
5/31/00                        $8,982                                     $9,795                              $9,124
6/30/00                       $11,178                                    $10,037                             $10,303
7/31/00                       $10,688                                     $9,880                              $9,420
8/31/00                       $12,319                                    $10,493                             $10,411
9/30/00                       $11,744                                     $9,940                              $9,894
10/31/00                      $11,008                                     $9,897                              $9,091
11/30/00                       $9,048                                     $9,118                              $7,440
12/31/00                       $9,623                                     $9,162                              $7,895
1/31/01                       $10,707                                     $9,487                              $8,534
2/28/01                        $9,161                                     $8,623                              $7,365
3/31/01                        $8,539                                     $8,077                              $6,695
4/30/01                        $9,680                                     $8,704                              $7,515
5/31/01                        $9,623                                     $8,762                              $7,689
6/30/01                        $9,906                                     $8,549                              $7,898
7/31/01                        $9,444                                     $8,465                              $7,225
8/31/01                        $8,954                                     $7,936                              $6,773
9/30/01                        $7,333                                     $7,295                              $5,680
10/31/01                       $8,096                                     $7,434                              $6,227
11/30/01                       $8,822                                     $8,004                              $6,747
12/31/01                       $9,303                                     $8,074                              $7,167
1/31/02                        $9,161                                     $7,957                              $6,912
2/28/02                        $8,775                                     $7,803                              $6,464
3/31/02                        $9,510                                     $8,097                              $7,026
4/30/02                        $9,227                                     $7,606                              $6,874
5/31/02                        $8,803                                     $7,550                              $6,472
6/30/02                        $8,096                                     $7,012                              $5,923
7/31/02                        $6,814                                     $6,466                              $5,013
8/31/02                        $6,795                                     $6,508                              $5,011
9/30/02                        $6,013                                     $5,802                              $4,649
10/31/02                       $6,579                                     $6,312                              $4,884
11/30/02                       $7,220                                     $6,683                              $5,368
12/31/02                       $6,767                                     $6,290                              $4,998
1/31/03                        $6,692                                     $6,126                              $4,862
2/28/03                        $6,550                                     $6,034                              $4,733
3/31/03                        $6,428                                     $6,092                              $4,804
4/30/03                        $7,031                                     $6,594                              $5,259
5/31/03                        $7,729                                     $6,941                              $5,851
6/30/03                        $7,851                                     $7,030                              $5,964
7/31/03                        $8,238                                     $7,154                              $6,415
8/31/03                        $9,048                                     $7,293                              $6,760
9/30/03                        $8,577                                     $7,216                              $6,589
10/31/03                       $9,595                                     $7,624                              $7,158
11/30/03                       $9,953                                     $7,691                              $7,391
12/31/03                      $10,047                                     $8,094                              $7,424
1/31/04                       $10,415                                     $8,242                              $7,814
2/29/04                       $10,358                                     $8,357                              $7,802
3/31/04                       $10,320                                     $8,231                              $7,839
4/30/04                        $9,943                                     $8,102                              $7,445


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS B                     4/30/04
-------------------------------------
  1-Year                      +36.11%
-------------------------------------
  3-Year                       -0.78%
-------------------------------------
  Since Inception (5/1/00)     -0.08%
-------------------------------------

[GRAPHIC OMITTED]

Class B (5/1/00 - 4/30/04)

Date                          Franklin Small Cap                                                             Russell 2000
                              Growth Fund II                             S&P 500 5                           Growth Index 5
5/1/00                        $10,000                                    $10,000                             $10,000
5/31/00                        $9,530                                     $9,795                              $9,124
6/30/00                       $11,850                                    $10,037                             $10,303
7/31/00                       $11,330                                     $9,880                              $9,420
8/31/00                       $13,040                                    $10,493                             $10,411
9/30/00                       $12,430                                     $9,940                              $9,894
10/31/00                      $11,640                                     $9,897                              $9,091
11/30/00                       $9,570                                     $9,118                              $7,440
12/31/00                      $10,170                                     $9,162                              $7,895
1/31/01                       $11,300                                     $9,487                              $8,534
2/28/01                        $9,670                                     $8,623                              $7,365
3/31/01                        $9,010                                     $8,077                              $6,695
4/30/01                       $10,200                                     $8,704                              $7,515
5/31/01                       $10,140                                     $8,762                              $7,689
6/30/01                       $10,430                                     $8,549                              $7,898
7/31/01                        $9,940                                     $8,465                              $7,225
8/31/01                        $9,420                                     $7,936                              $6,773
9/30/01                        $7,710                                     $7,295                              $5,680
10/31/01                       $8,510                                     $7,434                              $6,227
11/30/01                       $9,270                                     $8,004                              $6,747
12/31/01                       $9,760                                     $8,074                              $7,167
1/31/02                        $9,610                                     $7,957                              $6,912
2/28/02                        $9,200                                     $7,803                              $6,464
3/31/02                        $9,970                                     $8,097                              $7,026
4/30/02                        $9,660                                     $7,606                              $6,874
5/31/02                        $9,220                                     $7,550                              $6,472
6/30/02                        $8,470                                     $7,012                              $5,923
7/31/02                        $7,130                                     $6,466                              $5,013
8/31/02                        $7,100                                     $6,508                              $5,011
9/30/02                        $6,280                                     $5,802                              $4,649
10/31/02                       $6,870                                     $6,312                              $4,884
11/30/02                       $7,540                                     $6,683                              $5,368
12/31/02                       $7,060                                     $6,290                              $4,998
1/31/03                        $6,980                                     $6,126                              $4,862
2/28/03                        $6,830                                     $6,034                              $4,733
3/31/03                        $6,690                                     $6,092                              $4,804
4/30/03                        $7,330                                     $6,594                              $5,259
5/31/03                        $8,040                                     $6,941                              $5,851
6/30/03                        $8,160                                     $7,030                              $5,964
7/31/03                        $8,560                                     $7,154                              $6,415
8/31/03                        $9,400                                     $7,293                              $6,760
9/30/03                        $8,900                                     $7,216                              $6,589
10/31/03                       $9,950                                     $7,624                              $7,158
11/30/03                      $10,320                                     $7,691                              $7,391
12/31/03                      $10,410                                     $8,094                              $7,424
1/31/04                       $10,780                                     $8,242                              $7,814
2/29/04                       $10,710                                     $8,357                              $7,802
3/31/04                       $10,670                                     $8,231                              $7,839
4/30/04                        $9,970                                     $8,102                              $7,445


26| Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS C                     4/30/04
-------------------------------------
  1-Year                      +39.11%
-------------------------------------
  3-Year                       +0.20%
-------------------------------------
  Since Inception (5/1/00)     +0.67%
-------------------------------------

[GRAPHIC OMITTED]
Class C (5/1/00 - 4/30/04)

                              Franklin Small Cap                                                             Russell 2000
Date                          Growth Fund II                             S&P 500 5                           Growth Index 5
5/1/00                        $10,000                                    $10,000                             $10,000
5/31/00                        $9,530                                     $9,795                              $9,124
6/30/00                       $11,840                                    $10,037                             $10,303
7/31/00                       $11,330                                     $9,880                              $9,420
8/31/00                       $13,040                                    $10,493                             $10,411
9/30/00                       $12,430                                     $9,940                              $9,894
10/31/00                      $11,650                                     $9,897                              $9,091
11/30/00                       $9,570                                     $9,118                              $7,440
12/31/00                      $10,180                                     $9,162                              $7,895
1/31/01                       $11,310                                     $9,487                              $8,534
2/28/01                        $9,680                                     $8,623                              $7,365
3/31/01                        $9,020                                     $8,077                              $6,695
4/30/01                       $10,210                                     $8,704                              $7,515
5/31/01                       $10,150                                     $8,762                              $7,689
6/30/01                       $10,440                                     $8,549                              $7,898
7/31/01                        $9,950                                     $8,465                              $7,225
8/31/01                        $9,420                                     $7,936                              $6,773
9/30/01                        $7,720                                     $7,295                              $5,680
10/31/01                       $8,520                                     $7,434                              $6,227
11/30/01                       $9,270                                     $8,004                              $6,747
12/31/01                       $9,770                                     $8,074                              $7,167
1/31/02                        $9,620                                     $7,957                              $6,912
2/28/02                        $9,210                                     $7,803                              $6,464
3/31/02                        $9,970                                     $8,097                              $7,026
4/30/02                        $9,670                                     $7,606                              $6,874
5/31/02                        $9,230                                     $7,550                              $6,472
6/30/02                        $8,470                                     $7,012                              $5,923
7/31/02                        $7,130                                     $6,466                              $5,013
8/31/02                        $7,110                                     $6,508                              $5,011
9/30/02                        $6,280                                     $5,802                              $4,649
10/31/02                       $6,870                                     $6,312                              $4,884
11/30/02                       $7,550                                     $6,683                              $5,368
12/31/02                       $7,070                                     $6,290                              $4,998
1/31/03                        $6,990                                     $6,126                              $4,862
2/28/03                        $6,830                                     $6,034                              $4,733
3/31/03                        $6,700                                     $6,092                              $4,804
4/30/03                        $7,330                                     $6,594                              $5,259
5/31/03                        $8,050                                     $6,941                              $5,851
6/30/03                        $8,170                                     $7,030                              $5,964
7/31/03                        $8,570                                     $7,154                              $6,415
8/31/03                        $9,400                                     $7,293                              $6,760
9/30/03                        $8,910                                     $7,216                              $6,589
10/31/03                       $9,960                                     $7,624                              $7,158
11/30/03                      $10,330                                     $7,691                              $7,391
12/31/03                      $10,410                                     $8,094                              $7,424
1/31/04                       $10,780                                     $8,242                              $7,814
2/29/04                       $10,720                                     $8,357                              $7,802
3/31/04                       $10,670                                     $8,231                              $7,839
4/30/04                       $10,270                                     $8,102                              $7,445


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS R                     4/30/04
-------------------------------------
  1-Year                      +39.81%
-------------------------------------
  Since Inception (1/1/02)     +2.61%
-------------------------------------

[GRAPHIC OMITTED]

Class R (1/1/02 - 4/30/04)

                              Franklin Small Cap                                                             Russell 2000
Date                          Growth Fund II                             S&P 500 5                           Growth Index 5
1/1/02                        $10,000                                    $10,000                             $10,000
1/31/02                        $9,838                                     $9,854                              $9,644
2/28/02                        $9,423                                     $9,664                              $9,020
3/31/02                       $10,213                                    $10,028                              $9,804
4/30/02                        $9,909                                     $9,420                              $9,592
5/31/02                        $9,464                                     $9,351                              $9,031
6/30/02                        $8,695                                     $8,685                              $8,265
7/31/02                        $7,318                                     $8,008                              $6,995
8/31/02                        $7,288                                     $8,061                              $6,992
9/30/02                        $6,448                                     $7,185                              $6,487
10/31/02                       $7,045                                     $7,817                              $6,815
11/30/02                       $7,743                                     $8,277                              $7,490
12/31/02                       $7,258                                     $7,791                              $6,974
1/31/03                        $7,177                                     $7,587                              $6,784
2/28/03                        $7,014                                     $7,473                              $6,603
3/31/03                        $6,883                                     $7,545                              $6,703
4/30/03                        $7,540                                     $8,167                              $7,338
5/31/03                        $8,279                                     $8,596                              $8,165
6/30/03                        $8,401                                     $8,706                              $8,322
7/31/03                        $8,816                                     $8,860                              $8,951
8/31/03                        $9,686                                     $9,032                              $9,432
9/30/03                        $9,181                                     $8,937                              $9,193
10/31/03                      $10,264                                     $9,442                              $9,987
11/30/03                      $10,649                                     $9,525                             $10,313
12/31/03                      $10,740                                    $10,024                             $10,359
1/31/04                       $11,125                                    $10,208                             $10,903
2/29/04                       $11,064                                    $10,350                             $10,886
3/31/04                       $11,023                                    $10,194                             $10,937
4/30/04                       $10,617                                    $10,034                             $10,388


         Annual Report | Past performance does not guarantee future results. |27

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  ADVISOR CLASS               4/30/04
-------------------------------------
  1-Year                      +41.59%
-------------------------------------
  3-Year                       +1.21%
-------------------------------------
  Since Inception (5/1/00)     +1.68%
-------------------------------------

[GRAPHIC OMITTED]

Advisor Class (5/1/00 - 4/30/04)

                              Franklin Small Cap                                                             Russell 2000
Date                          Growth Fund II                             500 Index 5                         Growth Index 5
5/1/00                        $10,000                                    $10,000                             $10,000
5/31/00                        $9,530                                     $9,795                              $9,124
6/30/00                       $11,870                                    $10,037                             $10,303
7/31/00                       $11,350                                     $9,880                              $9,420
8/31/00                       $13,080                                    $10,493                             $10,411
9/30/00                       $12,490                                     $9,940                              $9,894
10/31/00                      $11,710                                     $9,897                              $9,091
11/30/00                       $9,630                                     $9,118                              $7,440
12/31/00                      $10,240                                     $9,162                              $7,895
1/31/01                       $11,390                                     $9,487                              $8,534
2/28/01                        $9,760                                     $8,623                              $7,365
3/31/01                        $9,100                                     $8,077                              $6,695
4/30/01                       $10,310                                     $8,704                              $7,515
5/31/01                       $10,250                                     $8,762                              $7,689
6/30/01                       $10,560                                     $8,549                              $7,898
7/31/01                       $10,070                                     $8,465                              $7,225
8/31/01                        $9,550                                     $7,936                              $6,773
9/30/01                        $7,830                                     $7,295                              $5,680
10/31/01                       $8,640                                     $7,434                              $6,227
11/30/01                       $9,420                                     $8,004                              $6,747
12/31/01                       $9,930                                     $8,074                              $7,167
1/31/02                        $9,780                                     $7,957                              $6,912
2/28/02                        $9,370                                     $7,803                              $6,464
3/31/02                       $10,160                                     $8,097                              $7,026
4/30/02                        $9,860                                     $7,606                              $6,874
5/31/02                        $9,420                                     $7,550                              $6,472
6/30/02                        $8,660                                     $7,012                              $5,923
7/31/02                        $7,290                                     $6,466                              $5,013
8/31/02                        $7,270                                     $6,508                              $5,011
9/30/02                        $6,430                                     $5,802                              $4,649
10/31/02                       $7,040                                     $6,312                              $4,884
11/30/02                       $7,740                                     $6,683                              $5,368
12/31/02                       $7,250                                     $6,290                              $4,998
1/31/03                        $7,180                                     $6,126                              $4,862
2/28/03                        $7,030                                     $6,034                              $4,733
3/31/03                        $6,890                                     $6,092                              $4,804
4/30/03                        $7,550                                     $6,594                              $5,259
5/31/03                        $8,300                                     $6,941                              $5,851
6/30/03                        $8,430                                     $7,030                              $5,964
7/31/03                        $8,850                                     $7,154                              $6,415
8/31/03                        $9,720                                     $7,293                              $6,760
9/30/03                        $9,220                                     $7,216                              $6,589
10/31/03                      $10,310                                     $7,624                              $7,158
11/30/03                      $10,700                                     $7,691                              $7,391
12/31/03                      $10,800                                     $8,094                              $7,424
1/31/04                       $11,190                                     $8,242                              $7,814
2/29/04                       $11,140                                     $8,357                              $7,802
3/31/04                       $11,100                                     $8,231                              $7,839
4/30/04                       $10,690                                     $8,102                              $7,445


ENDNOTES


SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index is market capitalization-weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


28| Past performance does not guarantee future results. | Annual Report

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its total assets in equity securities of small and mid-sized companies. The Fund defines small-cap companies as those having market values less than $1.5 billion or those with the highest market cap value in the Russell 2000(R) Index at the time of purchase.1 Mid-cap companies are those with market cap values greater than small-cap companies but not exceeding $8.5 billion.


This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2004.


PERFORMANCE OVERVIEW

For the year under review, Franklin Small-Mid Cap Growth Fund - Class A delivered a +28.31% cumulative total return. The Fund's results were mixed compared with those of its benchmarks, with the Standard & Poor's 500 Composite Index (S&P 500) and the Russell Midcap(R) Growth Index returning 22.87% and 36.14% for the same period, while the Russell 2500TM Growth Index returned 40.45%.2 We changed our narrow benchmark index from the Russell 2500 Growth Index to the Russell Midcap Growth Index. We found the Russell Midcap Growth Index to be more closely aligned with the Fund's portfolio composition and characteristics, in terms of weighted average and median market capitalization. You can find the Fund's long-term performance data in the Performance Summary beginning on page 32.


ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP)


1. The Russell 2000 Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.
2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell Midcap Growth Index is market capitalization-weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                                                               Annual Report |29
growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February.3 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%.4 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.


INVESTMENT STRATEGY

We seek to invest in stocks that present the best trade-off between growth opportunity, business and financial risk, and valuation. We focus on innovative, rapidly growing companies with identifiable growth drivers, such as new product development, leverage to a change in the economy, or secular industry growth. We search for companies with sustainable competitive advantages such as strong management and balance sheets, and the ability to invest in future growth and market share gains.


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's Micropal. See footnote 2 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

[BAR CHART OMITTED]

Portfolio Breakdown
Franklin Mid-Cap Growth Fund
Based on Total Net Assets as of 4/30/04

Electronic Technology*           24.8%
Finance                          10.5%
Health Technology*               10.0%
Technology Services*              9.6%
Health Services                   6.7%
Retail Trade                      6.0%
Producer Manufacturing            4.7%
Consumer Services                 4.6%
Industrial Services               4.2%
Commercial Services               3.5%
Process Industries                3.4%
Distribution Services             2.4%
Consumer Non-Durables             2.3%
Transportation                    1.9%
Energy Minerals                   1.6%
Communications                    1.0%
Consumer Durables                 0.8%
Short-Term Investments
  & Other Net Assets              2.0%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


30| Annual Report

We also look for companies with strong operating leverage whose profit margins may increase as sales grow.


MANAGER'S DISCUSSION

During the fiscal year, the Fund benefited from strong security selection among our health technology and consumer durables sector stocks. Many of the Fund's retail trade stocks also performed quite well. It is interesting to note that we also benefited from our decision to keep them underweighted relative to the benchmark Russell Midcap Growth Index, as they fared worse in the broader stock market. Furthermore, in the retail trade industry the Fund's investments in apparel and footwear stocks did very well during the year under review, while our decision to limit the Fund's investment in discount stores proved prudent as the industry performed relatively poorly as a whole.

Certain sectors and stocks hindered the Fund's overall performance during the year under review. Compared with the benchmark Russell Midcap Growth Index, our results suffered from weak security selection within consumer services and technology services sectors, and from our overweighting in industrial services.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]

/s/Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
4/30/04
------------------------------------------
  COMPANY                       % OF TOTAL
------------------------------------------
  SECTOR/INDUSTRY               NET ASSETS
------------------------------------------
  Thermo Electron Corp.               2.0%
   ELECTRONIC TECHNOLOGY
------------------------------------------
  L-3 Communications Holdings Inc.     1.9
   ELECTRONIC TECHNOLOGY
------------------------------------------
  Tektronix Inc.                      1.8%
   ELECTRONIC TECHNOLOGY
------------------------------------------
  Coventry Health Care Inc.           1.5%
   HEALTH SERVICES
------------------------------------------
  Pall Corp.                          1.5%
   HEALTH TECHNOLOGY
------------------------------------------
  Varian Medical Systems Inc.         1.5%
   HEALTH TECHNOLOGY
------------------------------------------
  Bunge Ltd.                          1.5%
   PROCESS INDUSTRIES
------------------------------------------
  Mettler-Toledo International Inc.
  (Switzerland)                       1.3%
   PRODUCER MANUFACTURING
------------------------------------------
  Avaya Inc.                          1.3%
   ELECTRONIC TECHNOLOGY
------------------------------------------
  Cabot Corp.                         1.3%
   PROCESS INDUSTRIES
------------------------------------------


                                                               Annual Report |31

Performance Summary as of 4/30/04

FRANKLIN SMALL-MID CAP GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE INFORMATION
--------------------------------------------------------------------------------
  CLASS A                              CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                +$6.55            $29.69           $23.14
--------------------------------------------------------------------------------
  CLASS B                              CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                +$6.28            $29.28           $23.00
--------------------------------------------------------------------------------
  CLASS C                              CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                +$6.12            $28.49           $22.37
--------------------------------------------------------------------------------
  CLASS R                              CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                +$6.44            $29.50           $23.06
--------------------------------------------------------------------------------
  ADVISOR CLASS                        CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                +$6.67            $29.99           $23.32
--------------------------------------------------------------------------------


32| Past performance does not guarantee future results. | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +28.31%           +23.21%         +212.03%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +20.94%            +3.04%          +11.39%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,094           $11,615          $29,404
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +35.94%            +5.33%          +11.69%
-----------------------------------------------------------------------------------------------------
  CLASS B                                                                 1-YEAR   INCEPTION (7/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                              +27.30%          +20.35%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                          +23.30%           +8.62%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $12,330          $11,635
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                                     +39.15%          +11.69%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR  INCEPTION (10/2/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +27.36%           +18.67%          +88.87%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +26.36%            +3.48%           +7.69%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,636           $11,867          $18,887
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +42.26%            +5.78%           +8.28%
-----------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                              +27.93%           -5.33%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                          +26.93%           -2.33%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                          $12,693           $9,467
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                                    +42.84%            -0.65%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                                       1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +28.60%           +24.67%         +221.84%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +28.60%            +4.51%          +12.40%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,860           $12,467          $32,184
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +44.62%            +6.83%          +12.70%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


         Annual Report | Past performance does not guarantee future results. |33

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS A                     4/30/04
-------------------------------------
  1-Year                      +20.94%
-------------------------------------
  5-Year                       +3.04%
-------------------------------------
  10-Year                     +11.39%
-------------------------------------

[GRAPHIC OMITTED]

Class A (5/1/94-4/30/04)
                              Franklin Small-Mid                                     Russell 2500                   Russell Mid-Cap
                              Cap Growth Fund             S&P 500 6                  Growth Index 6                 Growth Index 6
5/1/94                         $9,424                     $10,000                    $10,000                        $10,000
5/31/94                        $9,254                     $10,163                     $9,799                        $10,014
6/30/94                        $8,931                      $9,915                     $9,364                         $9,584
7/31/94                        $9,265                     $10,240                     $9,568                         $9,849
8/31/94                        $9,987                     $10,659                    $10,271                        $10,437
9/30/94                       $10,112                     $10,399                    $10,266                        $10,264
10/31/94                      $10,593                     $10,632                    $10,442                        $10,442
11/30/94                      $10,352                     $10,245                     $9,980                         $9,982
12/31/94                      $10,446                     $10,397                    $10,182                        $10,121
1/31/95                       $10,253                     $10,666                    $10,083                        $10,243
2/28/95                       $11,185                     $11,082                    $10,631                        $10,788
3/31/95                       $11,756                     $11,408                    $11,044                        $11,216
4/30/95                       $11,973                     $11,744                    $11,169                        $11,310
5/31/95                       $12,246                     $12,212                    $11,340                        $11,589
6/30/95                       $13,237                     $12,496                    $12,028                        $12,116
7/31/95                       $14,351                     $12,910                    $12,977                        $12,879
8/31/95                       $14,698                     $12,942                    $13,085                        $13,020
9/30/95                       $14,805                     $13,488                    $13,365                        $13,310
10/31/95                      $14,228                     $13,440                    $12,892                        $12,973
11/30/95                      $14,690                     $14,029                    $13,420                        $13,553
12/31/95                      $14,854                     $14,299                    $13,598                        $13,561
1/31/96                       $14,724                     $14,785                    $13,640                        $13,800
2/29/96                       $15,536                     $14,923                    $14,240                        $14,322
3/31/96                       $15,911                     $15,067                    $14,550                        $14,435
4/30/96                       $17,247                     $15,288                    $15,546                        $15,132
5/31/96                       $18,059                     $15,682                    $16,100                        $15,441
6/30/96                       $17,221                     $15,742                    $15,293                        $14,975
7/31/96                       $15,675                     $15,047                    $13,773                        $13,812
8/31/96                       $17,160                     $15,365                    $14,722                        $14,559
9/30/96                       $18,094                     $16,229                    $15,503                        $15,483
10/31/96                      $17,763                     $16,676                    $15,021                        $15,302
11/30/96                      $18,592                     $17,935                    $15,571                        $16,203
12/31/96                      $18,875                     $17,580                    $15,647                        $15,930
1/31/97                       $19,258                     $18,678                    $16,116                        $16,635
2/28/97                       $18,447                     $18,825                    $15,409                        $16,269
3/31/97                       $17,154                     $18,052                    $14,395                        $15,349
4/30/97                       $17,263                     $19,129                    $14,460                        $15,725
5/31/97                       $19,695                     $20,293                    $16,193                        $17,135
6/30/97                       $20,360                     $21,202                    $16,735                        $17,609
7/31/97                       $21,590                     $22,888                    $17,797                        $19,294
8/31/97                       $21,763                     $21,606                    $18,231                        $19,106
9/30/97                       $23,785                     $22,789                    $19,519                        $20,073
10/31/97                      $22,674                     $22,029                    $18,301                        $19,068
11/30/97                      $22,118                     $23,048                    $18,021                        $19,268
12/31/97                      $21,855                     $23,443                    $17,956                        $19,521
1/31/98                       $21,693                     $23,702                    $17,722                        $19,170
2/28/98                       $23,418                     $25,411                    $19,243                        $20,972
3/31/98                       $24,295                     $26,711                    $19,958                        $21,851
4/30/98                       $24,714                     $26,980                    $20,139                        $22,148
5/31/98                       $23,065                     $26,517                    $18,846                        $21,237
6/30/98                       $23,180                     $27,593                    $18,984                        $21,838
7/31/98                       $20,940                     $27,300                    $17,571                        $20,902
8/31/98                       $16,241                     $23,357                    $13,578                        $16,913
9/30/98                       $17,718                     $24,853                    $14,768                        $18,192
10/31/98                      $18,833                     $26,873                    $15,766                        $19,532
11/30/98                      $20,301                     $28,501                    $16,887                        $20,849
12/31/98                      $21,850                     $30,142                    $18,513                        $23,009
1/31/99                       $23,060                     $31,402                    $19,049                        $23,698
2/28/99                       $21,018                     $30,427                    $17,503                        $22,540
3/31/99                       $22,247                     $31,644                    $18,318                        $23,795
4/30/99                       $23,864                     $32,869                    $19,779                        $24,879
5/31/99                       $23,767                     $32,094                    $19,984                        $24,559
6/30/99                       $25,752                     $33,874                    $21,396                        $26,273
7/31/99                       $25,616                     $32,817                    $20,960                        $25,437
8/31/99                       $26,003                     $32,655                    $20,507                        $25,173
9/30/99                       $26,952                     $31,761                    $20,654                        $24,958
10/31/99                      $30,108                     $33,770                    $21,660                        $26,888
11/30/99                      $34,600                     $34,456                    $24,217                        $29,673
12/31/99                      $43,063                     $36,484                    $28,784                        $34,810
1/31/00                       $42,409                     $34,652                    $28,624                        $34,803
2/29/00                       $53,485                     $33,996                    $35,966                        $42,120
3/31/00                       $48,967                     $37,320                    $33,144                        $42,163
4/30/00                       $44,380                     $36,198                    $29,915                        $38,071
5/31/00                       $41,463                     $35,457                    $27,251                        $35,295
6/30/00                       $47,883                     $36,331                    $30,854                        $39,041
7/31/00                       $44,985                     $35,764                    $28,326                        $36,568
8/31/00                       $51,162                     $37,984                    $32,018                        $42,083
9/30/00                       $49,454                     $35,979                    $29,947                        $40,026
10/31/00                      $45,629                     $35,826                    $28,095                        $37,287
11/30/00                      $35,852                     $33,004                    $22,743                        $29,184
12/31/00                      $38,843                     $33,166                    $24,153                        $30,721
1/31/01                       $40,759                     $34,342                    $25,717                        $32,475
2/28/01                       $33,055                     $31,212                    $21,749                        $26,858
3/31/01                       $29,480                     $29,236                    $19,343                        $23,014
4/30/01                       $33,727                     $31,506                    $22,291                        $26,851
5/31/01                       $33,431                     $31,718                    $22,936                        $26,724
6/30/01                       $33,075                     $30,946                    $23,456                        $26,738
7/31/01                       $31,347                     $30,641                    $21,726                        $24,935
8/31/01                       $29,204                     $28,725                    $20,281                        $23,128
9/30/01                       $24,759                     $26,406                    $17,105                        $19,305
10/31/01                      $26,873                     $26,909                    $18,792                        $21,335
11/30/01                      $29,352                     $28,973                    $20,416                        $23,632
12/31/01                      $30,869                     $29,227                    $21,536                        $24,530
1/31/02                       $29,671                     $28,801                    $20,616                        $23,733
2/28/02                       $27,988                     $28,245                    $19,342                        $22,388
3/31/02                       $30,018                     $29,307                    $20,900                        $24,097
4/30/02                       $28,572                     $27,531                    $20,207                        $22,821
5/31/02                       $27,651                     $27,329                    $19,188                        $22,140
6/30/02                       $25,026                     $25,383                    $17,424                        $19,697
7/31/02                       $21,847                     $23,405                    $15,259                        $17,783
8/31/02                       $21,728                     $23,558                    $15,257                        $17,721
9/30/02                       $19,817                     $21,000                    $14,103                        $16,313
10/31/02                      $21,540                     $22,847                    $14,914                        $17,577
11/30/02                      $23,402                     $24,190                    $16,300                        $18,953
12/31/02                      $21,738                     $22,770                    $15,270                        $17,807
1/31/03                       $21,451                     $22,175                    $14,937                        $17,633
2/28/03                       $21,184                     $21,842                    $14,589                        $17,479
3/31/03                       $21,213                     $22,051                    $14,781                        $17,805
4/30/03                       $22,917                     $23,869                    $16,071                        $19,017
5/31/03                       $25,066                     $25,125                    $17,774                        $20,847
6/30/03                       $25,205                     $25,446                    $18,140                        $21,144
7/31/03                       $25,838                     $25,895                    $19,348                        $21,900
8/31/03                       $27,175                     $26,399                    $20,386                        $23,106
9/30/03                       $26,314                     $26,119                    $19,948                        $22,658
10/31/03                      $28,413                     $27,596                    $21,589                        $24,484
11/30/03                      $29,384                     $27,839                    $22,319                        $25,139
12/31/03                      $29,929                     $29,297                    $22,343                        $25,413
1/31/04                       $30,780                     $29,835                    $23,274                        $26,253
2/29/04                       $30,800                     $30,250                    $23,490                        $26,693
3/31/04                       $30,602                     $29,794                    $23,572                        $26,642
4/30/04                       $29,404                     $29,327                    $22,572                        $25,890


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS B                     4/30/04
-------------------------------------
  1-Year                      +23.30%
-------------------------------------
  Since Inception (7/1/02)     +8.62%
-------------------------------------

[GRAPHIC OMITTED]
Class B (7/1/02 - 4/30/04)

                              Franklin Small-Mid                                     Russell 2500                   Russell Mid-Cap
Date                          Cap Growth Fund             S&P 500 6                  Growth Index 6                 Growth Index 6
7/1/02                        $10,000                     $10,000                    $10,000                        $10,000
7/31/02                        $9,063                      $9,221                     $8,758                         $9,028
8/31/02                        $9,001                      $9,281                     $8,756                         $8,997
9/30/02                        $8,208                      $8,273                     $8,094                         $8,282
10/31/02                       $8,915                      $9,001                     $8,559                         $8,924
11/30/02                       $9,684                      $9,530                     $9,355                         $9,622
12/31/02                       $8,989                      $8,971                     $8,764                         $9,041
1/31/03                        $8,861                      $8,736                     $8,572                         $8,952
2/28/03                        $8,751                      $8,605                     $8,373                         $8,874
3/31/03                        $8,755                      $8,687                     $8,483                         $9,039
4/30/03                        $9,453                      $9,403                     $9,223                         $9,655
5/31/03                       $10,329                     $9,898                     $10,201                        $10,584
6/30/03                       $10,382                     $10,025                    $10,411                        $10,735
7/31/03                       $10,637                     $10,202                    $11,104                        $11,119
8/31/03                       $11,180                     $10,400                    $11,700                        $11,731
9/30/03                       $10,814                     $10,290                    $11,449                        $11,503
10/31/03                      $11,673                     $10,872                    $12,390                        $12,430
11/30/03                      $12,063                     $10,967                    $12,809                        $12,763
12/31/03                      $12,277                     $11,542                    $12,823                        $12,902
1/31/04                       $12,618                     $11,754                    $13,357                        $13,328
2/29/04                       $12,622                     $11,917                    $13,481                        $13,552
3/31/04                       $12,532                     $11,737                    $13,528                        $13,526
4/30/04                       $11,635                     $11,554                    $12,955                        $13,144

34| Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS C                     4/30/04
-------------------------------------
  1-Year                      +26.36%
-------------------------------------
  5-Year                       +3.48%
-------------------------------------
  Since Inception (10/2/95)    +7.69%
-------------------------------------

[GRAPHIC OMITTED]
Class C (10/2/95-4/30/04)

                              Franklin Small-Mid                                     Russell 2500                   Russell Mid-Cap
Date                          Cap Growth Fund             S&P 500 6                  Growth Index 6                 Growth Index 6
10/2/95                       $10,000                     $10,000                    $10,000                        $10,000
10/31/95                       $9,734                      $9,964                     $9,647                         $9,747
11/30/95                      $10,040                     $10,401                    $10,041                        $10,183
12/31/95                      $10,152                     $10,602                    $10,175                        $10,189
1/31/96                       $10,063                     $10,962                    $10,206                        $10,369
2/29/96                       $10,607                     $11,064                    $10,655                        $10,761
3/31/96                       $10,858                     $11,170                    $10,887                        $10,845
4/30/96                       $11,762                     $11,335                    $11,632                        $11,369
5/31/96                       $12,312                     $11,627                    $12,047                        $11,602
6/30/96                       $11,732                     $11,671                    $11,443                        $11,251
7/31/96                       $10,673                     $11,156                    $10,306                        $10,378
8/31/96                       $11,672                     $11,391                    $11,015                        $10,938
9/30/96                       $12,306                     $12,032                    $11,600                        $11,633
10/31/96                      $12,067                     $12,364                    $11,239                        $11,497
11/30/96                      $12,617                     $13,297                    $11,651                        $12,174
12/31/96                      $12,799                     $13,034                    $11,708                        $11,969
1/31/97                       $13,054                     $13,848                    $12,058                        $12,499
2/28/97                       $12,494                     $13,957                    $11,530                        $12,224
3/31/97                       $11,611                     $13,384                    $10,771                        $11,533
4/30/97                       $11,679                     $14,183                    $10,820                        $11,815
5/31/97                       $13,316                     $15,045                    $12,116                        $12,874
6/30/97                       $13,751                     $15,719                    $12,522                        $13,230
7/31/97                       $14,579                     $16,969                    $13,316                        $14,497
8/31/97                       $14,685                     $16,019                    $13,641                        $14,355
9/30/97                       $16,041                     $16,896                    $14,605                        $15,082
10/31/97                      $15,282                     $16,332                    $13,694                        $14,327
11/30/97                      $14,902                     $17,088                    $13,484                        $14,477
12/31/97                      $14,706                     $17,381                    $13,436                        $14,667
1/31/98                       $14,596                     $17,573                    $13,260                        $14,403
2/28/98                       $15,744                     $18,840                    $14,398                        $15,757
3/31/98                       $16,328                     $19,804                    $14,933                        $16,418
4/30/98                       $16,594                     $20,003                    $15,069                        $16,641
5/31/98                       $15,478                     $19,660                    $14,101                        $15,956
6/30/98                       $15,543                     $20,458                    $14,205                        $16,408
7/31/98                       $14,031                     $20,240                    $13,147                        $15,705
8/31/98                       $10,879                     $17,317                    $10,160                        $12,708
9/30/98                       $11,865                     $18,426                    $11,050                        $13,669
10/31/98                      $12,604                     $19,924                    $11,796                        $14,675
11/30/98                      $13,571                     $21,131                    $12,636                        $15,665
12/31/98                      $14,607                     $22,348                    $13,852                        $17,287
1/31/99                       $15,399                     $23,282                    $14,253                        $17,806
2/28/99                       $14,031                     $22,558                    $13,096                        $16,935
3/31/99                       $14,849                     $23,461                    $13,706                        $17,878
4/30/99                       $15,916                     $24,369                    $14,800                        $18,693
5/31/99                       $15,844                     $23,795                    $14,953                        $18,452
6/30/99                       $17,153                     $25,114                    $16,009                        $19,740
7/31/99                       $17,055                     $24,331                    $15,683                        $19,112
8/31/99                       $17,297                     $24,211                    $15,344                        $18,913
9/30/99                       $17,919                     $23,548                    $15,454                        $18,752
10/31/99                      $20,006                     $25,037                    $16,207                        $20,202
11/30/99                      $22,978                     $25,546                    $18,120                        $22,294
12/31/99                      $28,574                     $27,050                    $21,537                        $26,155
1/31/00                       $28,126                     $25,691                    $21,417                        $26,149
2/29/00                       $35,454                     $25,205                    $26,911                        $31,647
3/31/00                       $32,436                     $27,669                    $24,800                        $31,679
4/30/00                       $29,378                     $26,837                    $22,383                        $28,604
5/31/00                       $27,428                     $26,288                    $20,390                        $26,519
6/30/00                       $31,658                     $26,936                    $23,086                        $29,333
7/31/00                       $29,721                     $26,515                    $21,194                        $27,475
8/31/00                       $33,780                     $28,161                    $23,957                        $31,619
9/30/00                       $32,634                     $26,675                    $22,407                        $30,073
10/31/00                      $30,090                     $26,562                    $21,022                        $28,015
11/30/00                      $23,625                     $24,469                    $17,017                        $21,927
12/31/00                      $25,576                     $24,589                    $18,072                        $23,082
1/31/01                       $26,829                     $25,461                    $19,242                        $24,400
2/28/01                       $21,738                     $23,141                    $16,273                        $20,180
3/31/01                       $19,378                     $21,676                    $14,473                        $17,292
4/30/01                       $22,149                     $23,359                    $16,679                        $20,174
5/31/01                       $21,950                     $23,516                    $17,162                        $20,079
6/30/01                       $21,698                     $22,944                    $17,551                        $20,090
7/31/01                       $20,551                     $22,718                    $16,256                        $18,735
8/31/01                       $19,139                     $21,297                    $15,175                        $17,377
9/30/01                       $16,209                     $19,577                    $12,799                        $14,505
10/31/01                      $17,588                     $19,951                    $14,061                        $16,030
11/30/01                      $19,192                     $21,481                    $15,276                        $17,756
12/31/01                      $20,173                     $21,669                    $16,114                        $18,430
1/31/02                       $19,378                     $21,353                    $15,425                        $17,832
2/28/02                       $18,271                     $20,941                    $14,473                        $16,821
3/31/02                       $19,583                     $21,729                    $15,638                        $18,105
4/30/02                       $18,622                     $20,412                    $15,119                        $17,146
5/31/02                       $18,012                     $20,262                    $14,357                        $16,635
6/30/02                       $16,295                     $18,819                    $13,037                        $14,799
7/31/02                       $14,220                     $17,353                    $11,418                        $13,361
8/31/02                       $14,127                     $17,466                    $11,416                        $13,315
9/30/02                       $12,881                     $15,570                    $10,552                        $12,257
10/31/02                      $13,988                     $16,939                    $11,159                        $13,206
11/30/02                      $15,188                     $17,935                    $12,196                        $14,240
12/31/02                      $14,101                     $16,882                    $11,426                        $13,380
1/31/03                       $13,902                     $16,441                    $11,176                        $13,248
2/28/03                       $13,723                     $16,193                    $10,916                        $13,133
3/31/03                       $13,730                     $16,349                    $11,060                        $13,378
4/30/03                       $14,830                     $17,696                    $12,025                        $14,288
5/31/03                       $16,209                     $18,628                    $13,299                        $15,663
6/30/03                       $16,289                     $18,866                    $13,573                        $15,887
7/31/03                       $16,693                     $19,199                    $14,477                        $16,454
8/31/03                       $17,541                     $19,572                    $15,253                        $17,360
9/30/03                       $16,971                     $19,365                    $14,926                        $17,024
10/31/03                      $18,317                     $20,460                    $16,153                        $18,396
11/30/03                      $18,927                     $20,640                    $16,700                        $18,888
12/31/03                      $19,265                     $21,721                    $16,717                        $19,094
1/31/04                       $19,802                     $22,120                    $17,414                        $19,725
2/29/04                       $19,809                     $22,427                    $17,576                        $20,056
3/31/04                       $19,670                     $22,089                    $17,638                        $20,017
4/30/04                       $18,887                     $21,743                    $16,889                        $19,452


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS R                     4/30/04
-------------------------------------
  1-Year                      +26.93%
-------------------------------------
  Since Inception (1/1/02)     -2.33%
-------------------------------------
[GRAPHIC OMITTED]
Class R (1/1/02 - 4/30/04)

                              Franklin Small-Mid                                     Russell 2500                   Russell Mid-Cap
Date                          Cap Growth Fund             S&P 500 6                  Growth Index 6                 Growth Index 6
1/1/02                        $10,000                     $10,000                    $10,000                        $10,000
1/31/02                        $9,608                      $9,854                     $9,573                         $9,675
2/28/02                        $9,063                      $9,664                     $8,981                         $9,127
3/31/02                        $9,718                     $10,028                     $9,705                         $9,823
4/30/02                        $9,243                      $9,420                     $9,383                         $9,303
5/31/02                        $8,948                      $9,351                     $8,910                         $9,026
6/30/02                        $8,101                      $8,685                     $8,091                         $8,030
7/31/02                        $7,071                      $8,008                     $7,086                         $7,250
8/31/02                        $7,026                      $8,061                     $7,084                         $7,224
9/30/02                        $6,410                      $7,185                     $6,548                         $6,650
10/31/02                       $6,962                      $7,817                     $6,925                         $7,165
11/30/02                       $7,565                      $8,277                     $7,569                         $7,726
12/31/02                       $7,023                      $7,791                     $7,091                         $7,259
1/31/03                        $6,930                      $7,587                     $6,936                         $7,188
2/28/03                        $6,843                      $7,473                     $6,774                         $7,126
3/31/03                        $6,849                      $7,545                     $6,864                         $7,258
4/30/03                        $7,398                      $8,167                     $7,462                         $7,753
5/31/03                        $8,091                      $8,596                     $8,253                         $8,499
6/30/03                        $8,129                      $8,706                     $8,423                         $8,620
7/31/03                        $8,335                      $8,860                     $8,984                         $8,928
8/31/03                        $8,762                      $9,032                     $9,466                         $9,419
9/30/03                        $8,482                      $8,937                     $9,263                         $9,237
10/31/03                       $9,159                      $9,442                    $10,024                         $9,981
11/30/03                       $9,467                      $9,525                    $10,364                        $10,248
12/31/03                       $9,641                     $10,024                    $10,374                        $10,360
1/31/04                        $9,913                     $10,208                    $10,807                        $10,702
2/29/04                        $9,920                     $10,350                    $10,907                        $10,882
3/31/04                        $9,852                     $10,194                    $10,946                        $10,861
4/30/04                        $9,467                     $10,034                    $10,481                        $10,554




         Annual Report | Past performance does not guarantee future results. |35

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  ADVISOR CLASS5              4/30/04
-------------------------------------
  1-Year                      +28.60%
-------------------------------------
  3-Year                       +4.51%
-------------------------------------
  10-Year                     +12.40%
-------------------------------------


Advisor Class (5/1/94-4/30/04) 5


                           Franklin Small-Mid                                         Russell 2500                   Russell Mid-Cap
Date                       Cap Growth Fund                 S&P 500 6                  Growth Index 6                 Growth Index 6
5/1/94                     $10,000                         $10,000                    $10,000                        $10,000
5/31/94                    $9,820                          $10,163                    $9,799                         $10,014
6/30/94                    $9,478                          $9,915                     $9,364                         $9,584
7/31/94                    $9,832                          $10,240                    $9,568                         $9,849
8/31/94                    $10,598                         $10,659                    $10,271                        $10,437
9/30/94                    $10,730                         $10,399                    $10,266                        $10,264
10/31/94                   $11,241                         $10,632                    $10,442                        $10,442
11/30/94                   $10,986                         $10,245                    $9,980                         $9,982
12/31/94                   $11,085                         $10,397                    $10,182                        $10,121
1/31/95                    $10,880                         $10,666                    $10,083                        $10,243
2/28/95                    $11,869                         $11,082                    $10,631                        $10,788
3/31/95                    $12,475                         $11,408                    $11,044                        $11,216
4/30/95                    $12,705                         $11,744                    $11,169                        $11,310
5/31/95                    $12,995                         $12,212                    $11,340                        $11,589
6/30/95                    $14,047                         $12,496                    $12,028                        $12,116
7/31/95                    $15,229                         $12,910                    $12,977                        $12,879
8/31/95                    $15,597                         $12,942                    $13,085                        $13,020
9/30/95                    $15,711                         $13,488                    $13,365                        $13,310
10/31/95                   $15,098                         $13,440                    $12,892                        $12,973
11/30/95                   $15,588                         $14,029                    $13,420                        $13,553
12/31/95                   $15,763                         $14,299                    $13,598                        $13,561
1/31/96                    $15,624                         $14,785                    $13,640                        $13,800
2/29/96                    $16,486                         $14,923                    $14,240                        $14,322
3/31/96                    $16,885                         $15,067                    $14,550                        $14,435
4/30/96                    $18,302                         $15,288                    $15,546                        $15,132
5/31/96                    $19,164                         $15,682                    $16,100                        $15,441
6/30/96                    $18,275                         $15,742                    $15,293                        $14,975
7/31/96                    $16,634                         $15,047                    $13,773                        $13,812
8/31/96                    $18,210                         $15,365                    $14,722                        $14,559
9/30/96                    $19,201                         $16,229                    $15,503                        $15,483
10/31/96                   $18,849                         $16,676                    $15,021                        $15,302
11/30/96                   $19,730                         $17,935                    $15,571                        $16,203
12/31/96                   $20,030                         $17,580                    $15,647                        $15,930
1/31/97                    $20,675                         $18,678                    $16,116                        $16,635
2/28/97                    $19,814                         $18,825                    $15,409                        $16,269
3/31/97                    $18,426                         $18,052                    $14,395                        $15,349
4/30/97                    $18,552                         $19,129                    $14,460                        $15,725
5/31/97                    $21,174                         $20,293                    $16,193                        $17,135
6/30/97                    $21,888                         $21,202                    $16,735                        $17,609
7/31/97                    $23,217                         $22,888                    $17,797                        $19,294
8/31/97                    $23,404                         $21,606                    $18,231                        $19,106
9/30/97                    $25,585                         $22,789                    $19,519                        $20,073
10/31/97                   $24,392                         $22,029                    $18,301                        $19,068
11/30/97                   $23,805                         $23,048                    $18,021                        $19,268
12/31/97                   $23,520                         $23,443                    $17,956                        $19,521
1/31/98                    $23,366                         $23,702                    $17,722                        $19,170
2/28/98                    $25,222                         $25,411                    $19,243                        $20,972
3/31/98                    $26,164                         $26,711                    $19,958                        $21,851
4/30/98                    $26,646                         $26,980                    $20,139                        $22,148
5/31/98                    $24,872                         $26,517                    $18,846                        $21,237
6/30/98                    $25,006                         $27,593                    $18,984                        $21,838
7/31/98                    $22,598                         $27,300                    $17,571                        $20,902
8/31/98                    $17,525                         $23,357                    $13,578                        $16,913
9/30/98                    $19,123                         $24,853                    $14,768                        $18,192
10/31/98                   $20,343                         $26,873                    $15,766                        $19,532
11/30/98                   $21,921                         $28,501                    $16,887                        $20,849
12/31/98                   $23,603                         $30,142                    $18,513                        $23,009
1/31/99                    $24,917                         $31,402                    $19,049                        $23,698
2/28/99                    $22,716                         $30,427                    $17,503                        $22,540
3/31/99                    $24,072                         $31,644                    $18,318                        $23,795
4/30/99                    $25,814                         $32,869                    $19,779                        $24,879
5/31/99                    $25,710                         $32,094                    $19,984                        $24,559
6/30/99                    $27,859                         $33,874                    $21,396                        $26,273
7/31/99                    $27,723                         $32,817                    $20,960                        $25,437
8/31/99                    $28,141                         $32,655                    $20,507                        $25,173
9/30/99                    $29,174                         $31,761                    $20,654                        $24,958
10/31/99                   $32,607                         $33,770                    $21,660                        $26,888
11/30/99                   $37,490                         $34,456                    $24,217                        $29,673
12/31/99                   $46,653                         $36,484                    $28,784                        $34,810
1/31/00                    $45,958                         $34,652                    $28,624                        $34,803
2/29/00                    $57,964                         $33,996                    $35,966                        $42,120
3/31/00                    $53,082                         $37,320                    $33,144                        $42,163
4/30/00                    $48,126                         $36,198                    $29,915                        $38,071
5/31/00                    $44,980                         $35,457                    $27,251                        $35,295
6/30/00                    $51,956                         $36,331                    $30,854                        $39,041
7/31/00                    $48,820                         $35,764                    $28,326                        $36,568
8/31/00                    $55,533                         $37,984                    $32,018                        $42,083
9/30/00                    $53,692                         $35,979                    $29,947                        $40,026
10/31/00                   $49,547                         $35,826                    $28,095                        $37,287
11/30/00                   $38,940                         $33,004                    $22,743                        $29,184
12/31/00                   $42,193                         $33,166                    $24,153                        $30,721
1/31/01                    $44,294                         $34,342                    $25,717                        $32,475
2/28/01                    $35,911                         $31,212                    $21,749                        $26,858
3/31/01                    $32,039                         $29,236                    $19,343                        $23,014
4/30/01                    $36,658                         $31,506                    $22,291                        $26,851
5/31/01                    $36,348                         $31,718                    $22,936                        $26,724
6/30/01                    $35,964                         $30,946                    $23,456                        $26,738
7/31/01                    $34,098                         $30,641                    $21,726                        $24,935
8/31/01                    $31,762                         $28,725                    $20,281                        $23,128
9/30/01                    $26,930                         $26,406                    $17,105                        $19,305
10/31/01                   $29,234                         $26,909                    $18,792                        $21,335
11/30/01                   $31,932                         $28,973                    $20,416                        $23,632
12/31/01                   $33,600                         $29,227                    $21,536                        $24,530
1/31/02                    $32,291                         $28,801                    $20,616                        $23,733
2/28/02                    $30,477                         $28,245                    $19,342                        $22,388
3/31/02                    $32,688                         $29,307                    $20,900                        $24,097
4/30/02                    $31,121                         $27,531                    $20,207                        $22,821
5/31/02                    $30,123                         $27,329                    $19,188                        $22,140
6/30/02                    $27,268                         $25,383                    $17,424                        $19,697
7/31/02                    $23,813                         $23,405                    $15,259                        $17,783
8/31/02                    $23,684                         $23,558                    $15,257                        $17,721
9/30/02                    $21,613                         $21,000                    $14,103                        $16,313
10/31/02                   $23,480                         $22,847                    $14,914                        $17,577
11/30/02                   $25,530                         $24,190                    $16,300                        $18,953
12/31/02                   $23,716                         $22,770                    $15,270                        $17,807
1/31/03                    $23,406                         $22,175                    $14,937                        $17,633
2/28/03                    $23,126                         $21,842                    $14,589                        $17,479
3/31/03                    $23,159                         $22,051                    $14,781                        $17,805
4/30/03                    $25,025                         $23,869                    $16,071                        $19,017
5/31/03                    $27,375                         $25,125                    $17,774                        $20,847
6/30/03                    $27,537                         $25,446                    $18,140                        $21,144
7/31/03                    $28,234                         $25,895                    $19,348                        $21,900
8/31/03                    $29,704                         $26,399                    $20,386                        $23,106
9/30/03                    $28,760                         $26,119                    $19,948                        $22,658
10/31/03                   $31,067                         $27,596                    $21,589                        $24,484
11/30/03                   $32,129                         $27,839                    $22,319                        $25,139
12/31/03                   $32,730                         $29,297                    $22,343                        $25,413
1/31/04                    $33,675                         $29,835                    $23,274                        $26,253
2/29/04                    $33,708                         $30,250                    $23,490                        $26,693
3/31/04                    $33,493                         $29,794                    $23,572                        $26,642
4/30/04                    $32,184                         $29,327                    $22,572                        $25,890



ENDNOTES


SMALL AND MID-SIZE COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +60.68% and +6.68%.
6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2500 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is market capitalization-weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

36| Past performance does not guarantee future results. | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN AGGRESSIVE GROWTH FUND

                                                                      --------------------------------------------------------------
                                                                                           YEAR ENDED APRIL 30,
CLASS A                                                                  2004        2003        2002        2001        2000 C
                                                                      --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................      $ 9.50      $12.39      $15.30      $25.22      $10.00
                                                                      --------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................................        (.15)       (.13)       (.15)       (.17)       (.15)

 Net realized and unrealized gains (losses) .....................        3.22       (2.76)      (2.76)      (9.74)      15.86
                                                                      --------------------------------------------------------------

Total from investment operations ................................        3.07       (2.89)      (2.91)      (9.91)      15.71
                                                                      --------------------------------------------------------------
Less distributions from:

 Net investment income ..........................................          --          --          --          --        (.02)

 Net realized gains .............................................          --          --          --        (.01)       (.47)
                                                                      --------------------------------------------------------------

Total distributions .............................................          --          --          --        (.01)       (.49)
                                                                      --------------------------------------------------------------
Net asset value, end of year ....................................      $12.57      $ 9.50      $12.39      $15.30      $25.22
                                                                      ==============================================================


Total return b ..................................................      32.32%    (23.33)%    (19.02)%    (39.31)%      158.14%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................     $86,983     $67,934    $100,240    $127,678    $171,976

Ratios to average net assets:

 Expenses .......................................................       1.62%       1.80%       1.50%       1.25%       1.24%d

 Expenses excluding waiver and payments by affiliate ............       1.62%       1.80%       1.57%       1.35%       1.28%d

 Net investment income (loss) ...................................     (1.26)%     (1.35)%     (1.12)%      (.77)%      (.68)%d

Portfolio turnover rate .........................................     114.66%      93.49%     120.87%     157.74%     148.67%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period June 23, 1999 (effective date) to April 30, 2000.
d Annualized.








                                                               Annual Report |37

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                      --------------------------------------------------------------
                                                                                           YEAR ENDED APRIL 30,
CLASS B                                                                  2004        2003        2002        2001        2000 C
                                                                      --------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................      $ 9.30      $12.20      $15.17      $25.18      $10.00
                                                                      --------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................................        (.22)       (.19)       (.23)       (.31)       (.30)

 Net realized and unrealized gains (losses) .....................        3.14       (2.71)      (2.74)      (9.69)      15.95
                                                                      --------------------------------------------------------------
Total from investment operations ................................        2.92       (2.90)      (2.97)     (10.00)      15.65
                                                                      --------------------------------------------------------------
Less distributions from:

 Net investment income ..........................................          --          --          --          --          --d

 Net realized gains .............................................          --          --          --        (.01)       (.47)
                                                                      --------------------------------------------------------------

Total distributions .............................................          --          --          --        (.01)       (.47)
                                                                      --------------------------------------------------------------
Net asset value, end of year ....................................      $12.22      $ 9.30      $12.20      $15.17      $25.18
                                                                      ==============================================================


Total return b ..................................................      31.40%    (23.77)%    (19.58)%    (39.73)%     157.55%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................     $18,059     $13,100     $20,259     $27,587     $33,613

Ratios to average net assets:

 Expenses .......................................................       2.28%       2.47%       2.17%       1.90%       1.86%e

 Expenses excluding waiver and payments by affiliate ............       2.28%       2.47%       2.24%       2.00%       1.90%e

 Net investment income (loss) ...................................     (1.92)%     (2.02)%     (1.78)%     (1.42)%     (1.31)%e

Portfolio turnover rate .........................................     114.66%      93.49%     120.87%     157.74%     148.67%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period June 23, 1999 (effective date) to April 30, 2000.
d Includes distributions of net investment income in the amount of $.003.
e Annualized.









38| Annual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                      -----------------------------------------------------------
                                                                                           YEAR ENDED APRIL 30,
CLASS C                                                                  2004        2003        2002        2001        2000 C
                                                                      -----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................      $ 9.28      $12.18      $15.14      $25.12      $10.00
                                                                      -------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ..................................        (.22)       (.19)       (.23)       (.31)       (.30)

 Net realized and unrealized gains (losses) .....................        3.13       (2.71)      (2.73)      (9.66)      15.89
                                                                      -------------------------------------------------------

Total from investment operations ................................        2.91       (2.90)      (2.96)      (9.97)      15.59
                                                                      -------------------------------------------------------

Less distributions from net realized gains ......................          --          --          --        (.01)       (.47)
                                                                      -------------------------------------------------------


Net asset value, end of year ....................................      $12.19      $ 9.28      $12.18      $15.14      $25.12
                                                                      =======================================================



Total return b ..................................................      31.36%    (23.81)%    (19.55)%    (39.71)%     156.90%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................     $30,054     $25,660     $40,877     $60,294     $80,473

Ratios to average net assets:

 Expenses .......................................................       2.29%       2.48%       2.17%       1.89%       1.88%d

 Expenses excluding waiver and payments by affiliate ............       2.29%       2.48%       2.24%       1.99%       1.92%d

 Net investment income (loss) ...................................     (1.93)%     (2.03)%     (1.77)%     (1.41)%     (1.34)%d

Portfolio turnover rate .........................................     114.66%      93.49%     120.87%     157.74%     148.67%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period June 23, 1999 (effective date) to April 30, 2000.
d Annualized.







                                                               Annual Report |39

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                                               ----------------------------------
                                                                                                       YEAR ENDED APRIL 30,
CLASS R                                                                                          2004        2003        2002 C
                                                                                               ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................................................      $ 9.47      $12.38      $13.75
                                                                                               ------------------------------
Income from investment operations:

 Net investment income (loss) a .........................................................        (.17)       (.14)       (.06)

 Net realized and unrealized gains (losses) .............................................        3.21       (2.77)      (1.31)
                                                                                               ------------------------------

Total from investment operations ........................................................        3.04       (2.91)      (1.37)
                                                                                               ------------------------------

Net asset value, end of year ............................................................      $12.51      $ 9.47      $12.38
                                                                                               ==============================



Total return b ..........................................................................      32.10%    (23.51)%     (9.96)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................................................      $1,761        $608         $53

Ratios to average net assets:

 Expenses ...............................................................................       1.79%       1.98%       1.75% d

 Net investment income (loss) ...........................................................     (1.43)%     (1.53)%     (1.48)% d

Portfolio turnover rate .................................................................     114.66%      93.49%     120.87%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 2002 (effective date) to April 30, 2002.
d Annualized.








40| Annual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                      --------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2004        2003        2002        2001        2000 C
                                                                      --------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................      $ 9.62      $12.51      $15.40      $25.31      $10.00
                                                                      --------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .................................        (.11)       (.10)       (.10)       (.09)       (.05)

 Net realized and unrealized gains (losses) .....................        3.26       (2.79)      (2.79)      (9.81)      15.86
                                                                      --------------------------------------------------------------

Total from investment operations ................................        3.15       (2.89)      (2.89)      (9.90)      15.81
                                                                      --------------------------------------------------------------

Less distributions from:

 Net investment income ..........................................          --          --          --          --        (.03)

 Net realized gains .............................................          --          --          --        (.01)       (.47)
                                                                      --------------------------------------------------------------

Total distributions .............................................          --          --          --        (.01)       (.50)
                                                                      --------------------------------------------------------------

Net asset value, end of year ....................................      $12.77      $ 9.62      $12.51      $15.40      $25.31
                                                                      ==============================================================



Total return b ..................................................      32.74%    (23.10)%    (18.77)%    (39.13)%    159.18%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................     $22,374     $17,369     $10,839     $22,276     $46,726

Ratios to average net assets:

 Expenses .......................................................       1.29%       1.48%       1.18%        .90%        .90% d

 Expenses excluding waiver and payments by affiliate ............       1.29%       1.48%       1.25%       1.00%        .94% d

 Net investment income (loss) ...................................      (.93)%     (1.03)%      (.77)%      (.42)%      (.25)% d

Portfolio turnover rate .........................................     114.66%      93.49%     120.87%     157.74%     148.67%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period June 23, 1999 (effective date) to April 30, 2000.
d Annualized.



                          Annual Report | See notes to financial statements. |41

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004


------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN AGGRESSIVE GROWTH FUND                                                                SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 94.4%
    COMMERCIAL SERVICES 1.8%
  a Intersections Inc. ........................................................................           31,000        $   765,700
  a Sylvan Learning Systems Inc. ..............................................................           23,300            821,325
  a ValueClick Inc. ...........................................................................          113,700          1,177,932
                                                                                                                        -----------
                                                                                                                          2,764,957
                                                                                                                        -----------
    COMMUNICATIONS 1.2%
  a Nextel Communications Inc., A .............................................................           80,000          1,908,800
                                                                                                                        -----------
    CONSUMER SERVICES 6.4%
  a Alliance Gaming Corp. .....................................................................           40,000            998,800
    Clear Channel Communications Inc. .........................................................           66,000          2,738,340
  a Entravision Communications Corp. ..........................................................          144,000          1,314,720
  a University of Phoenix Online ..............................................................           13,700          1,192,722
  a Univision Communications Inc., A ..........................................................           47,700          1,614,645
    Viacom Inc., B ............................................................................           61,600          2,380,840
                                                                                                                        -----------
                                                                                                                         10,240,067
                                                                                                                        -----------
    DISTRIBUTION SERVICES 1.4%
  a United Natural Foods Inc. .................................................................           89,200          2,234,460
                                                                                                                        -----------
    ELECTRONIC TECHNOLOGY 23.2%
    ADTRAN Inc. ...............................................................................           45,000          1,102,950
    Analog Devices Inc. .......................................................................           55,400          2,360,040
  a Applied Materials Inc. ....................................................................          149,200          2,719,916
  a Avocent Corp. .............................................................................           82,600          2,650,634
  a Comverse Technology Inc. ..................................................................          108,800          1,779,968
  a Dell Inc. .................................................................................           95,300          3,307,863
  a F5 Networks Inc. ..........................................................................           47,100          1,196,340
  a Integrated Circuit Systems Inc. ...........................................................           87,400          2,070,506
  a Juniper Networks Inc. .....................................................................           93,000          2,034,840
    L-3 Communications Holdings Inc. ..........................................................           48,800          3,012,912
  a Network Appliance Inc. ....................................................................           77,500          1,443,050
    QUALCOMM Inc. .............................................................................           39,500          2,467,170
    Rockwell Automation Inc. ..................................................................           49,500          1,618,155
  a Semtech Corp. .............................................................................          110,100          2,314,302
    Tektronix Inc. ............................................................................           86,300          2,554,480
  a Trimble Navigation Ltd. ...................................................................           39,100            979,455
  a Xicor Inc. ................................................................................          108,289          1,586,434
a,b Xicor Inc., wts., 144A, 11/19/06 ..........................................................           40,107            201,097
    Xilinx Inc. ...............................................................................           46,700          1,570,521
                                                                                                                        -----------
                                                                                                                         36,970,633
                                                                                                                        -----------








42| Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN AGGRESSIVE GROWTH FUND                                                                 SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    FINANCE 4.5%
    Doral Financial Corp. (Puerto Rico) .......................................................           37,200        $ 1,219,788
    Investors Financial Services Corp. ........................................................           64,000          2,487,680
    Montpelier Re Holdings Ltd. (Bermuda) .....................................................           70,700          2,417,940
    UCBH Holdings Inc. ........................................................................           28,600          1,058,772
                                                                                                                        -----------
                                                                                                                          7,184,180
                                                                                                                        -----------
    HEALTH SERVICES 6.3%
  a Accredo Health Inc. .......................................................................           55,800          2,156,670
  a Anthem Inc. ...............................................................................           31,800          2,816,844
  a Caremark RX Inc. ..........................................................................           72,700          2,460,895
    Select Medical Corp. ......................................................................          131,500          2,491,925
                                                                                                                        -----------
                                                                                                                          9,926,334
                                                                                                                        -----------
    HEALTH TECHNOLOGY 18.0%
  a Adolor Corp. ..............................................................................          106,800          1,716,276
  a Amgen Inc. ................................................................................           29,000          1,631,830
  a Angiotech Pharmaceuticals Inc. (Canada) ...................................................           75,200          1,567,920
  a Candela Corp. .............................................................................           61,500            651,285
  a Cytyc Corp. ...............................................................................          108,700          2,326,180
  a Eyetech Pharmaceuticals Inc. ..............................................................           55,800          1,994,850
  a Forest Laboratories Inc. ..................................................................           38,500          2,482,480
  a Gilead Sciences Inc. ......................................................................           44,400          2,700,852
  a INAMED Corp. ..............................................................................           30,600          1,800,504
  a InterMune Inc. ............................................................................           15,500            228,625
  a Kinetic Concepts Inc. .....................................................................           14,200            687,280
  a OSI Pharmaceuticals Inc. ..................................................................           18,500          1,365,115
    Pfizer Inc. ...............................................................................           69,500          2,485,320
  a St. Jude Medical Inc. .....................................................................           28,400          2,165,784
    Teva Pharmaceutical Industries Ltd., ADR (Israel) .........................................           51,800          3,188,808
  a Varian Medical Systems Inc. ...............................................................           19,100          1,639,544
                                                                                                                        -----------
                                                                                                                         28,632,653
                                                                                                                        -----------
    INDUSTRIAL SERVICES 4.4%
    Carbo Ceramics Inc. .......................................................................           25,400          1,642,872
  a Patterson UTI Energy Inc. .................................................................           68,000          2,460,920
  a Weatherford International Ltd. (Bermuda) ..................................................           66,600          2,895,768
                                                                                                                        -----------
                                                                                                                          6,999,560
                                                                                                                        -----------
    PROCESS INDUSTRIES 1.1%
    Cabot Corp. ...............................................................................           50,500          1,706,900
                                                                                                                        -----------






                                                               Annual Report |43

Franklin Strategic Series


------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN AGGRESSIVE GROWTH FUND                                                                 SHARES/WARRANTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    PRODUCER MANUFACTURING 1.0%
    Gentex Corp. ..............................................................................           40,500       $  1,592,865
                                                                                                                       ------------

    RETAIL TRADE 6.0%
  a Cost Plus Inc. ............................................................................           41,800          1,513,160
  a Hot Topic Inc. ............................................................................          112,000          2,493,120
  a Tuesday Morning Corp. .....................................................................           76,400          2,253,036
  a Urban Outfitters Inc. .....................................................................           35,700          1,648,269
    Whole Foods Market Inc. ...................................................................           21,300          1,703,787
                                                                                                                       ------------

                                                                                                                          9,611,372
                                                                                                                       ------------

    TECHNOLOGY SERVICES 18.1%
  a Accenture Ltd., A (Bermuda) ...............................................................          102,300          2,431,671
  a Ask Jeeves Inc. ...........................................................................           44,500          1,578,415
  a CNET Networks Inc. ........................................................................          123,600          1,053,072
  a Cognizant Technology Solutions Corp., A ...................................................           35,200          1,522,752
  a Cognos Inc. (Canada) ......................................................................           92,800          2,925,984
    Computer Associates International Inc. ....................................................          109,100          2,924,971
  a Hewitt Associates Inc. ....................................................................           61,500          1,900,965
  a Intuit Inc. ...............................................................................           36,900          1,567,143
  a Mercury Interactive Corp. .................................................................           36,700          1,561,585
    Microsoft Corp. ...........................................................................           97,500          2,532,075
    Paychex Inc. ..............................................................................           91,200          3,399,936
  a Symantec Corp. ............................................................................           52,100          2,347,105
  a Yahoo! Inc. ...............................................................................           62,000          3,128,520
                                                                                                                       ------------

                                                                                                                         28,874,194
                                                                                                                       ------------

    TRANSPORTATION 1.0%
    C.H. Robinson Worldwide Inc. ..............................................................           40,000          1,641,600
                                                                                                                       ------------

    TOTAL COMMON STOCKS AND WARRANTS (COST $134,268,053)                                                                150,288,575
                                                                                                                       ------------

    SHORT TERM INVESTMENT (COST $14,443,263) 9.1%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio .............................       14,443,263         14,443,263
                                                                                                                       ------------

    TOTAL INVESTMENTS (COST $148,711,316) 103.5% ..............................................                         164,731,838
    OTHER ASSETS, LESS LIABILITIES (3.5)% .....................................................                          (5,501,555)
                                                                                                                       ------------

    NET ASSETS 100.0% .........................................................................                        $159,230,283
                                                                                                                       =============




a Non-income producing.
b See Note 8 regarding restricted securities.
c See Note 7 regarding investments in affiliated Money Market Portfolio.



44| See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN FLEX CAP GROWTH FUND

                                                                 -------------------------------------------------------------------
                                                                                           YEAR ENDED APRIL 30,
CLASS A                                                                2004          2003          2002          2001          2000
                                                                 -------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................     $    25.56    $    30.71    $    34.05    $    50.15    $    25.82
                                                                 -------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ............................           (.09)         (.08)         (.09)           --           .05

 Net realized and unrealized gains (losses) ................           8.29         (5.07)        (3.25)       (13.47)        24.36
                                                                 -------------------------------------------------------------------

Total from investment operations ...........................           8.20         (5.15)        (3.34)       (13.47)        24.41
                                                                 -------------------------------------------------------------------

Less distributions from:

 Net investment income .....................................             --            --            --          (.19)         (.08)

 Net realized gains ........................................             --            --            --         (2.44)           --
                                                                 -------------------------------------------------------------------

Total distributions ........................................             --            --            --         (2.63)         (.08)
                                                                 -------------------------------------------------------------------

Net asset value, end of year ...............................         $33.76        $25.56        $30.71        $34.05        $50.15
                                                                 ===================================================================



Total return b .............................................         32.08%      (16.77)%       (9.81)%      (27.84)%        94.90%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................     $1,456,685    $1,025,348    $1,398,753    $1,680,032    $2,025,864

Ratios to average net assets:

 Expenses ..................................................          1.01%         1.07%         1.00%          .88%          .88%

 Net investment income (loss) ..............................         (.29)%        (.31)%        (.29)%            --          .11%

Portfolio turnover rate ....................................         39.92%        32.93%        48.55%        35.47%        61.04%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.







                                                               Annual Report |45

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                   -----------------------------------------------------------------
                                                                                           YEAR ENDED APRIL 30,
CLASS B                                                                2004          2003          2002          2001          2000
                                                                   -----------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................       $  24.72       $ 29.92      $  33.43      $  49.64       $ 25.75
                                                                   -----------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ............................           (.31)         (.26)         (.32)         (.33)         (.28)

 Net realized and unrealized gains (losses) ................           7.99         (4.94)        (3.19)       (13.25)        24.24
                                                                   -----------------------------------------------------------------

Total from investment operations ...........................           7.68         (5.20)        (3.51)       (13.58)        23.96
                                                                   -----------------------------------------------------------------

Less distributions from:

 Net investment income .....................................             --            --            --          (.19)         (.07)

 Net realized gains ........................................             --            --            --         (2.44)           --
                                                                   -----------------------------------------------------------------

Total distributions ........................................             --            --            --         (2.63)         (.07)
                                                                   -----------------------------------------------------------------

Net asset value, end of year ...............................         $32.40        $24.72        $29.92        $33.43        $49.64
                                                                   =================================================================



Total return b .............................................         31.07%      (17.38)%      (10.50)%      (28.36)%        93.35%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................       $134,589       $92,632      $116,075      $119,847       $63,960

Ratios to average net assets:

 Expenses ..................................................          1.76%         1.82%         1.75%         1.63%         1.63%

 Net investment income (loss) ..............................        (1.04)%       (1.06)%       (1.05)%        (.76)%        (.61)%

Portfolio turnover rate ....................................         39.92%        32.93%        48.55%        35.47%        61.04%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.








46| Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                   -----------------------------------------------------------------
                                                                                              YEAR ENDED APRIL 30,
CLASS C                                                                2004          2003          2002          2001          2000
                                                                   -----------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................       $  24.77      $  29.98      $  33.50      $  49.55      $  25.63
                                                                   -----------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ............................           (.31)         (.26)         (.32)         (.34)         (.25)

 Net realized and unrealized gains (losses) ................           8.01         (4.95)        (3.20)       (13.27)        24.19
                                                                   -----------------------------------------------------------------

Total from investment operations ...........................           7.70         (5.21)        (3.52)       (13.61)        23.94
                                                                   -----------------------------------------------------------------

Less distributions from:

 Net investment income .....................................             --            --            --            --          (.02)

 Net realized gains ........................................             --            --            --         (2.44)           --
                                                                   -----------------------------------------------------------------

Total distributions ........................................             --            --            --         (2.44)         (.02)
                                                                   -----------------------------------------------------------------

Net asset value, end of year ...............................         $32.47        $24.77        $29.98        $33.50        $49.55
                                                                   =================================================================



Total return b .............................................         31.09%      (17.38)%      (10.51)%      (28.39)%        93.46%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................       $298,114      $219,023      $299,840      $370,165      $428,192

Ratios to average net assets:

 Expenses ..................................................          1.76%         1.82%         1.74%         1.63%         1.63%

 Net investment income (loss) ..............................        (1.04)%       (1.06)%       (1.04)%        (.74)%        (.64)%

Portfolio turnover rate ....................................         39.92%        32.93%        48.55%        35.47%        61.04%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.




                                                               Annual Report |47

Franklin Strategic Series

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                                            ----------------------------------------
                                                                                                       YEAR ENDED APRIL 30,
CLASS R                                                                                        2004            2003           2002 C
                                                                                            ----------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................................................     $ 25.49         $ 30.68       $31.84
                                                                                            ----------------------------------------

Income from investment operations:

 Net investment income (loss) a .......................................................        (.18)           (.16)        (.12)

 Net realized and unrealized gains (losses) ...........................................        8.26           (5.03)       (1.04)
                                                                                            ----------------------------------------

Total from investment operations ......................................................        8.08           (5.19)       (1.16)
                                                                                            ----------------------------------------

Net asset value, end of year ..........................................................      $33.57          $25.49       $30.68
                                                                                            ========================================



Total return b ........................................................................      31.70%        (16.92)%      (3.64)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................................................     $44,988         $15,123         $443

Ratios to average net assets:

 Expenses .............................................................................       1.26%           1.32%        1.24% d

 Net investment income (loss) .........................................................      (.54)%          (.56)%      (1.21)% d

Portfolio turnover rate ...............................................................      39.92%          32.93%       48.55%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 2002 (effective date) to April 30, 2002.
d Annualized.



48| See notes to financial statements.|Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004


------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLEX CAP GROWTH FUND                                                                   SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 93.5%
    COMMERCIAL SERVICES 1.7%
    Moody's Corp. .............................................................................          300,000       $  19,353,000
    Robert Half International Inc. ............................................................          500,000          13,635,000
                                                                                                                       -------------
                                                                                                                         32,988,000
                                                                                                                       -------------
    COMMUNICATIONS .9%
  a Vodafone Group PLC, ADR (United Kingdom) ..................................................          700,000          17,178,000
                                                                                                                       -------------
    CONSUMER DURABLES 1.1%
  b Electronic Arts Inc. ......................................................................          400,000          20,248,000
                                                                                                                       -------------
    CONSUMER NON-DURABLES 3.7%
    Clorox Co. ................................................................................          400,000          20,712,000
    Liz Claiborne Inc. ........................................................................          600,000          21,060,000
  b Quiksilver Inc. ...........................................................................        1,400,000          30,282,000
                                                                                                                       -------------
                                                                                                                         72,054,000
                                                                                                                       -------------
    CONSUMER SERVICES 7.4%
  b Apollo Group Inc., A ......................................................................          125,000          11,360,000
    Clear Channel Communications Inc. .........................................................          400,000          16,596,000
  b eBay Inc. .................................................................................          500,000          39,910,000
  b Entravision Communications Corp. ..........................................................        1,250,000          11,412,500
    McClatchy Co., A ..........................................................................          100,000           7,100,000
  b Univision Communications Inc., A ..........................................................        1,000,000          33,850,000
    The Walt Disney Co. .......................................................................        1,000,000          23,030,000
                                                                                                                       -------------
                                                                                                                        143,258,500
                                                                                                                       -------------
    ELECTRONIC TECHNOLOGY 16.7%
  b Altera Corp. ..............................................................................          850,000          17,008,500
  b Applied Materials Inc. ....................................................................          850,000          15,495,500
  b Cisco Systems Inc. ........................................................................        1,400,000          29,218,000
  b Coherent Inc. .............................................................................          300,000           7,335,000
  b Dell Inc. .................................................................................          466,000          16,174,860
    Intel Corp. ...............................................................................          800,000          20,584,000
  b KLA-Tencor Corp. ..........................................................................          325,000          13,542,750
    L-3 Communications Holdings Inc. ..........................................................          450,000          27,783,000
  b Lam Research Corp. ........................................................................          800,000          17,712,000
    Linear Technology Corp. ...................................................................          550,000          19,596,500
    Maxim Integrated Products Inc. ............................................................          250,000          11,497,500
    Microchip Technology Inc. .................................................................          407,700          11,423,754
  b Network Appliance Inc. ....................................................................          800,000          14,896,000
    QUALCOMM Inc. .............................................................................          200,000          12,492,000
  b Sandisk Corp. .............................................................................          350,000           8,088,500
  b Semtech Corp. .............................................................................          500,000          10,510,000
  b Varian Inc. ...............................................................................          905,200          37,149,408
  b Xicor Inc. ................................................................................          668,448           9,792,763
b,c Xicor Inc., wts., 144A, 11/19/06 ..........................................................          200,535           1,005,481
    Xilinx Inc. ...............................................................................          650,000          21,859,500
                                                                                                                       -------------
                                                                                                                        323,165,016
                                                                                                                       -------------



                                                               Annual Report |49

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLEX CAP GROWTH FUND                                                                   SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    ENERGY MINERALS .9%
    Peabody Energy Corp. .......................................................................          350,000       $ 16,411,500
                                                                                                                       -------------
    FINANCE 11.4%
a,b CapitalSource Inc. ........................................................................          852,800         17,959,968
    City National Corp. .......................................................................          450,000         27,742,500
    Countrywide Financial Corp. ...............................................................          649,999         38,544,941
  b E*TRADE Financial Corp. ...................................................................        2,700,000         30,672,000
    Investors Financial Services Corp. ........................................................          500,000         19,435,000
    The PMI Group Inc. ........................................................................          825,000         35,499,750
    UCBH Holdings Inc. ........................................................................          450,000         16,659,000
    Wells Fargo & Co. .........................................................................          600,000         33,876,000
                                                                                                                       -------------
                                                                                                                        220,389,159
                                                                                                                       -------------
    HEALTH SERVICES 5.2%
  b Caremark RX Inc. ..........................................................................          350,000         11,847,500
  b Davita Inc. ...............................................................................          500,000         25,550,000
    Quest Diagnostics Inc. ....................................................................          200,000         16,870,000
  b VCA Antech Inc. ...........................................................................        1,142,000         46,696,380
                                                                                                                       -------------
                                                                                                                        100,963,880
                                                                                                                       -------------
    HEALTH TECHNOLOGY 15.4%
    Abbott Laboratories .......................................................................          400,000         17,608,000
  b Amgen Inc. ................................................................................          600,000         33,762,000
  b Biogen Idec Inc. ..........................................................................          341,300         20,136,700
b,c Biomarin Pharmaceutical Inc., wts., 5/17/04 ...............................................          142,857                 --
    Cooper Cos. Inc. ..........................................................................          350,000         18,900,000
  b Genentech Inc. ............................................................................          300,000         36,840,000
  b Gilead Sciences Inc. ......................................................................          600,000         36,498,000
  b InterMune Inc. ............................................................................          750,000         11,062,500
    Johnson & Johnson Inc. ....................................................................          400,000         21,612,000
  b Kinetic Concepts Inc. .....................................................................          170,100          8,232,840
    Medtronic Inc. ............................................................................          300,000         15,138,000
  b Nuvelo Inc. ...............................................................................          300,000          3,243,000
    Pfizer Inc. ...............................................................................          950,000         33,972,000
  b Varian Medical Systems Inc. ...............................................................          350,000         30,044,000
  b Watson Pharmaceuticals Inc. ...............................................................          325,000         11,573,250
                                                                                                                       -------------
                                                                                                                        298,622,290
                                                                                                                       -------------
    INDUSTRIAL SERVICES 2.3%
  b Jacobs Engineering Group Inc. .............................................................          500,000         20,855,000
  b Smith International Inc. ..................................................................          425,000         23,268,750
                                                                                                                       -------------
                                                                                                                         44,123,750
                                                                                                                       -------------
    PROCESS INDUSTRIES 1.4%
    Bunge Ltd. ................................................................................          350,000         12,967,500
    Valspar Corp. .............................................................................          300,000         14,895,000
                                                                                                                       -------------
                                                                                                                         27,862,500
                                                                                                                       -------------




50| Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLEX CAP GROWTH FUND                                                                   SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    REAL ESTATE 3.0%
    Alexandria Real Estate Equities Inc. ......................................................          300,000     $   17,046,000
    AMB Property Corp. ........................................................................          400,000         12,120,000
    Catellus Development Corp. ................................................................          601,476         12,961,808
    Essex Property Trust Inc. .................................................................          250,000         15,237,500
                                                                                                                     ---------------
                                                                                                                         57,365,308
                                                                                                                     ---------------
    RETAIL TRADE 6.4%
  b Big 5 Sporting Goods Corp. ................................................................          400,000          9,928,000
    Fred's Inc. ...............................................................................          229,400          4,259,958
    GAP Inc. ..................................................................................          750,000         16,507,500
  b Gymboree Corp. ............................................................................          439,700          7,760,705
    The Home Depot Inc. .......................................................................          500,000         17,595,000
  b Hot Topic Inc. ............................................................................          750,000         16,695,000
    Ross Stores Inc. ..........................................................................        1,000,000         30,500,000
  b Tuesday Morning Corp. .....................................................................          713,800         21,049,962
                                                                                                                     ---------------
                                                                                                                        124,296,125
                                                                                                                     ---------------
    TECHNOLOGY SERVICES 13.9%
b,d Accenture Ltd., A (Bermuda) ...............................................................          426,500         10,137,905
    Adobe Systems Inc. ........................................................................          300,000         12,402,000
  b Affiliated Computer Services Inc., A ......................................................          350,000         16,975,000
  b Ask Jeeves Inc. ...........................................................................          750,000         26,602,500
  b CNET Networks Inc. ........................................................................        1,000,000          8,520,000
  b Cognizant Technology Solutions Corp., A ...................................................          275,000         11,896,500
  b Cognos Inc. (Canada) ......................................................................          517,000         16,301,010
    Fair Isaac Inc. ...........................................................................          243,000          8,193,960
    First Data Corp. ..........................................................................          500,000         22,695,000
  b Hewitt Associates Inc. ....................................................................          500,000         15,455,000
  b Intuit Inc. ...............................................................................          300,000         12,741,000
  b Mercury Interactive Corp. .................................................................          250,000         10,637,500
  b Oracle Corp. ..............................................................................        1,000,000         11,220,000
    Paychex Inc. ..............................................................................          600,000         22,368,000
  b Peoplesoft Inc. ...........................................................................          650,000         10,972,000
  b Symantec Corp. ............................................................................          600,000         27,030,000
  b Yahoo! Inc. ...............................................................................          500,000         25,230,000
                                                                                                                     ---------------
                                                                                                                        269,377,375
                                                                                                                     ---------------
    TRANSPORTATION 1.8%
    Expeditors International of Washington Inc. ...............................................          850,000         34,161,500
                                                                                                                     ---------------
    UTILITIES .3%
    American States Water Co. .................................................................          247,500          5,729,625
                                                                                                                     ---------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $1,305,592,361)                                                             1,808,194,528
                                                                                                                     ---------------







                                                               Annual Report |51

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLEX CAP GROWTH FUND                                                                   SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS .6%
    ELECTRONIC TECHNOLOGY
b,c Anda Networks Inc., cvt. pfd., D ......................................................            145,772       $           --
b,c Kestrel Solutions Inc., cvt. pfd., D ..................................................            124,712                   --
                                                                                                                     ---------------
                                                                                                                                 --
                                                                                                                     ---------------
    HEALTH TECHNOLOGY .6%
b,c Fibrogen Inc., cvt. pfd., E ...........................................................          2,227,171            7,706,012
b,c Masimo Corp., cvt. pfd., F ............................................................            772,727            4,249,998
                                                                                                                     ---------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $22,124,992) .................................                              11,956,010
                                                                                                                     ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,327,717,353) .....................................                           1,820,150,538
                                                                                                                     ---------------
    SHORT TERM INVESTMENT (COST $138,379,956) 7.2%
  e Franklin Institutional Fiduciary Trust Money Market Portfolio .........................        138,379,956          138,379,956
                                                                                                                     ---------------


                                                                                             --------------------
                                                                                               PRINCIPAL AMOUNT
                                                                                             --------------------
    REPURCHASE AGREEMENTS .5%
f,g Bear, Stearns & Co. Inc., 1.04%, 5/03/04, (Maturity Value $2,000,058) .................       $  1,999,885            1,999,885
    Collateralized by U.S. Government Agency Securities
f,g Barclays Capital Inc., 1.04%, 5/03/04, (Maturity Value $2,323,067) ....................          2,322,866            2,322,866
    Collateralized by U.S. Government Agency Securities
f,g Goldman, Sachs & Co., 1.05%, 5/03/04, (Maturity Value $2,000,058) .....................          1,999,883            1,999,883
    Collateralized by U.S. Government Agency Securities
f,g Morgan Stanley & Co. Inc., 1.05%, 5/03/04, (Maturity Value $2,000,058) ................          1,999,883            1,999,883
    Collateralized by U.S. Government Agency Securities
f,g J. P. Morgan Securities, Inc., 1.04%, 5/03/04, (Maturity Value $1,532,044) ............          1,531,911            1,531,911
    Collateralized by U.S. Government Agency Securities
                                                                                                                     ---------------
    TOTAL REPURCHASE AGREEMENTS (COST $9,854,428) .........................................                               9,854,428
                                                                                                                     ---------------
    TOTAL INVESTMENTS (COST $1,475,951,737) 101.8%                                                                    1,968,384,922
    OTHER ASSETS, LESS LIABILITIES (1.8)% .................................................                             (34,008,816)
                                                                                                                     ---------------
    NET ASSETS 100.0% .....................................................................                          $1,934,376,106
                                                                                                                     ===============






a Security on loan. See Note 1(f).
b Non-income producing.
c See Note 8 regarding restricted securities.
d See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.
e See Note 7 regarding investments in affiliated Money Market Portfolio.
f See Note 1(c) regarding repurchase agreements.
g Investments from cash collateral received from loaned securities. See Note
1(f).




52| See notes to financial statements.|Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN SMALL CAP GROWTH FUND II

                                                                            --------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS A                                                                      2004          2003         2002          2001
                                                                            --------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................           $ 7.46         $9.79       $10.27        $10.00
                                                                            --------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ...................................             (.07)         (.06)        (.06)         (.04)

 Net realized and unrealized gains (losses) .......................             3.16         (2.27)        (.42)          .31
                                                                            --------------------------------------------------------
Total from investment operations ..................................             3.09         (2.33)        (.48)          .27
                                                                            --------------------------------------------------------
Net asset value, end of year ......................................           $10.55         $7.46       $ 9.79        $10.27
                                                                            ========================================================

Total return b ....................................................           41.42%      (23.80)%      (4.67)%        2.70%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................         $908,599      $696,642   $1,076,341      $456,452

Ratios to average net assets:

 Expenses .........................................................            1.08%         1.32%        1.21%         1.32%

 Net investment income (loss) .....................................           (.70)%        (.76)%       (.63)%        (.36)%

Portfolio turnover rate ...........................................           47.08%        34.99%       41.31%        74.97%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.






                                                                Annual Report|53

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                              ------------------------------------------------------
                                                                                            YEAR ENDED APRIL 30,
CLASS B                                                                         2004          2003        2002           2001
                                                                              ------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................           $ 7.33         $9.66       $10.20        $10.00
                                                                            --------------------------------------------------------
Income from investment operations:

 Net investment income (loss)a ....................................             (.15)         (.10)        (.12)         (.11)

 Net realized and unrealized gains (losses) .......................             3.09         (2.23)        (.42)          .31
                                                                            --------------------------------------------------------

Total from investment operations ..................................             2.94         (2.33)        (.54)          .20
                                                                            --------------------------------------------------------
Net asset value, end of year ......................................           $10.27         $7.33       $ 9.66        $10.20
                                                                            ========================================================



Total return b ....................................................           40.11%      (24.12)%     (5.29)%          2.00%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................         $122,004       $96,077     $145,217      $104,640

Ratios to average net assets:

 Expenses .........................................................            1.92%         1.97%       1.86%          1.97%

 Net investment income (loss) .....................................          (1.54)%       (1.41)%     (1.26)%        (1.03)%

Portfolio turnover rate ...........................................           47.08%        34.99%      41.31%         74.97%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.






54| Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                              ------------------------------------------------------
                                                                                            YEAR ENDED APRIL 30,
CLASS C                                                                         2004          2003        2002           2001
                                                                              ------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................           $ 7.33         $9.67       $10.21        $10.00
                                                                            --------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ....................................             (.15)         (.10)        (.12)         (.11)

 Net realized and unrealized gains (losses) .......................             3.09         (2.24)        (.42)          .32
                                                                            --------------------------------------------------------

Total from investment operations ..................................             2.94         (2.34)        (.54)          .21
                                                                            --------------------------------------------------------

Net asset value, end of year ......................................           $10.27         $7.33       $ 9.67        $10.21
                                                                            ========================================================



Total return b ....................................................           40.11%      (24.20)%     (5.29)%          2.10%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................         $200,037      $163,466     $249,188      $158,053

Ratios to average net assets:

 Expenses .........................................................            1.92%         1.97%        1.86%         1.97%

 Net investment income (loss) .....................................          (1.54)%       (1.41)%      (1.26)%       (1.03)%

Portfolio turnover rate ...........................................           47.08%        34.99%       41.31%        74.97%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.






                                                               Annual Report |55

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                                          ------------------------------------------
                                                                                                  YEAR ENDED APRIL 30,
CLASS R                                                                                       2004        2003        2002 C
                                                                                          ------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................................................        $ 7.45        $9.79         $9.88
                                                                                            ----------------------------------------

Income from investment operations:

 Net investment income (loss) a ....................................................          (.10)        (.07)         (.03)

 Net realized and unrealized gains (losses) ........................................          3.14        (2.27)         (.06)
                                                                                            ----------------------------------------
Total from investment operations ...................................................          3.04        (2.34)         (.09)
                                                                                            ----------------------------------------
Net asset value, end of year .......................................................        $10.49        $7.45         $9.79
                                                                                            ========================================
Total return b .....................................................................        40.81%    (23.90)%         (.91)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................................................        $4,542      $2,562           $492

Ratios to average net assets:

 Expenses ..........................................................................         1.42%       1.47%          1.36% d

 Net investment income (loss) ......................................................        1.04)%      (.91)%        (1.05)% d

Portfolio turnover rate ............................................................        47.08%      34.99%         41.31%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 2002 (effective date) to April 30, 2002.
d Annualized.







56| Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                              ------------------------------------------------------
                                                                                            YEAR ENDED APRIL 30,
ADVISOR CLASS                                                                   2004          2003        2002           2001
                                                                              ------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................           $ 7.55       $  9.86       $10.31        $10.00
                                                                              ------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ...................................             (.05)         (.03)        (.03)         (.01)

 Net realized and unrealized gains (losses) .......................             3.19         (2.28)        (.42)          .32
                                                                              ------------------------------------------------------
Total from investment operations ..................................             3.14         (2.31)        (.45)          .31
                                                                              ------------------------------------------------------
Net asset value, end of year ......................................           $10.69         $7.55       $ 9.86        $10.31
                                                                              ======================================================



Total return b ....................................................           41.59%      (23.43)%     (4.36)%          3.10%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................         $211,271      $135,529    $157,653        $55,606

Ratios to average net assets:

 Expenses .........................................................             .92%          .97%        .86%           .97%

 Net investment income (loss) .....................................           (.54)%        (.41)%      (.28)%         (.05)%

Portfolio turnover rate ...........................................           47.08%        34.99%       41.31%        74.97%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.




                          Annual Report | See notes to financial statements. |57

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004



----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 97.7%
  COMMERCIAL SERVICES 4.3%
a Aquantive Inc. ...................................................................           729,700     $     7,333,485
  CDI Corp. ........................................................................           383,200          12,362,032
a DoubleClick Inc. .................................................................           279,800           2,257,986
a Kroll Inc. .......................................................................           211,100           6,257,004
a Maximus Inc. .....................................................................           215,200           7,532,000
a MPS Group Inc. ...................................................................           103,100           1,127,914
  National Financial Partners Corp. ................................................           127,200           3,975,000
a PRG-Schultz International Inc. ...................................................         1,295,400           6,088,380
a Resources Connection Inc. ........................................................           302,500          12,193,775
a ValueClick Inc. ..................................................................           345,100           3,575,236
                                                                                                           -----------------
                                                                                                                62,702,812
                                                                                                           -----------------
  COMMUNICATIONS .9%
a NII Holdings Inc., B .............................................................           380,400          13,314,000
                                                                                                           -----------------

  CONSUMER DURABLES .9%
  Briggs & Stratton Corp. ..........................................................            83,900           5,873,000
a Leapfrog Enterprises Inc. ........................................................           313,800           6,749,838
                                                                                                           -----------------

                                                                                                                12,622,838
                                                                                                           -----------------

  CONSUMER SERVICES 4.7%
a Acme Communications Inc. .........................................................           483,000           3,245,760
a Alliance Gaming Corp. ............................................................           242,100           6,045,237
a Argosy Gaming Co. ................................................................           412,000          15,322,280
a Chicago Pizza & Brewery Inc. .....................................................           304,000           4,018,880
a Entravision Communications Corp. .................................................           874,600           7,985,098
  Four Seasons Hotels Inc. (Canada) ................................................           340,000          18,190,000
a Penn National Gaming Inc. ........................................................           385,800          11,377,242
a Red Robin Gourmet Burgers ........................................................            53,200           1,529,500
                                                                                                           -----------------

                                                                                                                67,713,997
                                                                                                           -----------------

  DISTRIBUTION SERVICES .2%
a Performance Food Group Co. .......................................................            95,600           3,358,428
                                                                                                           -----------------

  ELECTRONIC TECHNOLOGY 26.3%
a Actel Corp. ......................................................................           710,100          14,145,192
a Adaptec Inc. .....................................................................           879,600           6,878,472
a Advanced Energy Industries Inc. ..................................................           628,200           8,317,368
a Advanced Fibre Communications Inc. ...............................................           918,600          15,340,620
a Avocent Corp. ....................................................................           171,899           5,516,239
a Catapult Communications Corp. ....................................................           240,000           4,514,400
a Coherent Inc. ....................................................................           274,700           6,716,415
a Cymer Inc. .......................................................................           249,100           7,966,218
a Drexler Technology Corp. .........................................................           179,300           2,718,188
a Electro Scientific Industries Inc. ...............................................           855,800          17,492,552
a Exar Corp. .......................................................................           492,400           7,514,024
a FLIR Systems Inc. ................................................................           409,000          19,186,190
a Integrated Circuit Systems Inc. ..................................................           916,300          21,707,147


58| Annual Report

Franklin Strategic Series


----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS AND WARRANTS (CONT.)

  ELECTRONIC TECHNOLOGY (CONT.)
a Integrated Device Technology Inc. ................................................           955,600     $    12,852,820
  Intersil Corp. ...................................................................           118,200           2,334,450
a Kemet Corp. ......................................................................           492,800           6,100,864
a Lam Research Corp. ...............................................................           773,800          17,131,932
a Lattice Semiconductor Corp. ......................................................           576,200           4,102,544
a LTX Corp. ........................................................................            67,363             736,278
a Merix Corp. ......................................................................           461,400           7,174,770
a Micrel Inc. ......................................................................           568,700           6,949,514
a Microtune Inc. ...................................................................           984,900           3,003,945
  National Instruments Corp. .......................................................           982,302          30,019,149
a Overland Storage Inc. ............................................................           308,900           4,383,291
  Park Electrochemical Corp. .......................................................           101,900           2,401,783
a Pericom Semiconductor Corp. ......................................................           460,904           4,862,537
a Semtech Corp. ....................................................................         1,442,000          30,310,840
  Tektronix Inc. ...................................................................           605,900          17,934,640
a Trimble Navigation Ltd. ..........................................................           267,050           6,689,602
a Varian Inc. ......................................................................           566,300          23,240,952
a Varian Semiconductor Equipment Associates Inc. ...................................         1,136,000          36,988,160
a Xicor Inc. .......................................................................         1,292,334          18,932,693
a,b Xicor Inc., wts., 144A, 11/19/06 ...............................................           387,700           1,943,928
a Zilog Inc. .......................................................................           300,800           3,651,712
                                                                                                           -----------------

                                                                                                               379,759,429
                                                                                                           -----------------

  ENERGY MINERALS 5.0%
  Chesapeake Energy Corp. ..........................................................           592,500           8,146,875
a Denbury Resources Inc. ...........................................................           240,600           4,393,356
a Petroquest Energy Inc. ...........................................................           569,900           1,840,777
a Premcor Inc. .....................................................................           622,100          21,418,903
a Spinnaker Exploration Co. ........................................................           377,100          13,451,157
a Tom Brown Inc. ...................................................................           477,300          22,853,124
                                                                                                           -----------------

                                                                                                                72,104,192
                                                                                                           -----------------

  FINANCE 6.1%
  American Home Mortgage Investment Corp. ..........................................           164,360           3,900,263
  CVB Financial Corp. ..............................................................           188,183           3,861,515
  East West Bancorp Inc. ...........................................................            78,300           4,410,639
a Federal Agriculture Mortgage Corp., C ............................................            84,400           2,112,532
a Financial Federal Corp. ..........................................................           330,500          10,344,650
  First State Bancorp. .............................................................           132,007           4,192,542
a Franklin Bank Corp./ Houston .....................................................            88,000           1,488,080
  Greater Bay Bancorp ..............................................................           449,921          12,764,259
  IPC Holdings Ltd. (Bermuda) ......................................................           225,900           8,313,120
  Jefferies Group Inc. .............................................................           274,700           9,367,270
a Jones Lang Lasalle Inc. ..........................................................           585,400          13,821,294
a NCO Group Inc. ...................................................................           376,500           8,546,550
  Texas Regional Bancshares Inc., A ................................................               200               8,444
  Umpqua Holdings Corp. ............................................................           301,700           5,717,215
                                                                                                           -----------------

                                                                                                                88,848,373
                                                                                                           -----------------



                                                               Annual Report |59

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS AND WARRANTS (CONT.)

  HEALTH SERVICES 6.5%
a American Medical Security Group ..................................................            56,100     $     1,436,160
a AmSurg Corp. .....................................................................           137,850           3,331,834
a Apria Healthcare Group Inc. ......................................................           132,200           3,812,648
a Centene Corp. ....................................................................           129,800           4,348,300
a Cerner Corp. .....................................................................             8,800             376,816
a IDX Systems Corp. ................................................................           190,600           6,042,020
a LabOne Inc. ......................................................................           298,600           8,820,644
a LifePoint Hospitals Inc. .........................................................           143,134           5,118,472
a Molina Healthcare Inc. ...........................................................            11,100             395,826
a PAREXEL International Corp. ......................................................           439,600           8,589,784
a Pharmaceutical Product Development Inc. ..........................................           151,500           4,479,855
a Rehabcare Group Inc. .............................................................           360,000           7,362,000
a Sierra Health Services Inc. ......................................................           438,300          16,282,845
a Symbion Inc. .....................................................................           125,000           2,037,500
a United Surgical Partners International Inc. ......................................            84,700           3,067,834
a VCA Antech Inc. ..................................................................           334,700          13,685,883
a Vistacare Inc., A ................................................................           171,500           4,320,085
                                                                                                           -----------------

                                                                                                                93,508,506
                                                                                                           -----------------

  HEALTH TECHNOLOGY 7.2%
  Alpharma Inc., A .................................................................           431,600           9,378,668
a American Medical Systems Holdings Ltd. ...........................................           509,400          13,224,024
a Connetics Corp. ..................................................................           134,100           2,608,245
a CTI Molecular Imaging Inc. .......................................................           324,200           4,872,726
a InterMune Inc. ...................................................................           372,000           5,487,000
a Medicines Co. ....................................................................           270,700           8,854,597
  Medicis Pharmaceutical Corp., A ..................................................           176,100           7,558,212
a Merit Medical Systems Inc. .......................................................           478,034           7,509,914
a NPS Pharmaceuticals Inc. .........................................................           420,600          10,536,030
a OSI Pharmaceuticals Inc. .........................................................           178,400          13,164,136
a Steris Corp. .....................................................................           556,800          12,338,688
a Taro Pharmaceutical Industries Ltd. (Israel) .....................................            36,000           1,557,000
a Trimeris Inc. ....................................................................           510,935           7,510,745
                                                                                                           -----------------

                                                                                                               104,599,985
                                                                                                           -----------------

  INDUSTRIAL SERVICES 3.8%
a Cal Dive International Inc. ......................................................           608,900          16,464,656
a FMC Technologies Inc. ............................................................           482,916          13,159,461
a Patterson UTI Energy Inc. ........................................................           445,900          16,137,121
a Superior Energy Services Inc. ....................................................           591,700           6,147,763
a Waste Connections Inc. ...........................................................            89,580           3,607,387
                                                                                                           -----------------

                                                                                                                55,516,388
                                                                                                           -----------------






60| Annual Report

Franklin Strategic Series


----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS AND WARRANTS (CONT.)

  NON-ENERGY MINERALS .8%
  Olin Corp. .......................................................................           275,000     $     4,749,250
  Reliance Steel & Aluminum Co. ....................................................           193,700           6,395,974
                                                                                                           -----------------

                                                                                                                11,145,224
                                                                                                           -----------------

  PROCESS INDUSTRIES 4.5%
  Cabot Corp. ......................................................................           445,400          15,054,520
a FMC Corp. ........................................................................           359,400          15,414,666
a Headwaters Inc. ..................................................................           143,100           3,289,869
  Minerals Technologies Inc. .......................................................           413,600          24,257,640
  Nova Chemicals Corp. (Canada) ....................................................           285,300           7,275,150
                                                                                                           -----------------

                                                                                                                65,291,845
                                                                                                           -----------------

  PRODUCER MANUFACTURING 7.9%
  Ametek Inc. ......................................................................           400,000          10,600,000
  C&D Technologies Inc. ............................................................           466,400           7,229,200
  CNH Global NV (Netherlands) ......................................................           195,580           3,884,219
  Crane Co. ........................................................................           231,800           7,141,758
a CUNO Inc. ........................................................................           156,200           6,882,172
a Flowserve Corp. ..................................................................           665,400          14,219,598
  Gentex Corp. .....................................................................           134,000           5,270,220
a Mettler-Toledo International Inc. (Switzerland) ..................................           393,400          17,632,188
  Oshkosh Truck Corp. ..............................................................           280,000          14,336,000
  Pentair Inc. .....................................................................           197,800          11,786,902
  Roper Industries Inc. ............................................................           122,500           5,947,375
a Wilson Greatbatch Technologies Inc. ..............................................           253,800           8,756,100
                                                                                                           -----------------

                                                                                                               113,685,732
                                                                                                           -----------------

  RETAIL TRADE 4.9%
a Casual Male Retail Group Inc. ....................................................           627,500           6,118,125
a Charming Shoppes Inc. ............................................................            55,600             392,536
a Cost Plus Inc. ...................................................................           223,800           8,101,560
  Fred's Inc. ......................................................................           398,150           7,393,645
a Hot Topic Inc. ...................................................................           444,600           9,896,796
a J. Jill Group Inc. ...............................................................           430,400           9,115,872
  Regis Corp. ......................................................................           196,800           8,545,056
a Tractor Supply Co. ...............................................................           214,000           8,358,840
a Tuesday Morning Corp. ............................................................           444,800          13,117,152
                                                                                                           -----------------

                                                                                                                71,039,582
                                                                                                           -----------------






                                                               Annual Report |61

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS AND WARRANTS (CONT.)

  TECHNOLOGY SERVICES 9.4%
a Ascential Software Corp. .........................................................           368,675     $     6,267,475
a Aspen Technology Inc. ............................................................           383,312           2,491,528
a BearingPoint Inc. ................................................................           809,700           8,113,194
a Borland Software Corp. ...........................................................           650,300           5,364,975
a Business Objects SA, ADR (France) ................................................           136,900           3,002,217
a Entrust Inc. .....................................................................         1,540,800           7,041,456
a FileNET Corp. ....................................................................           522,000          14,334,120
  Global Payments Inc. .............................................................           364,300          17,479,114
a Hyperion Solutions Corp. .........................................................           226,400           8,689,232
a Informatica Corp. ................................................................           422,400           3,058,176
  Jack Henry & Associates Inc. .....................................................           364,100           6,622,979
a JDA Software Group Inc. ..........................................................           488,900           6,419,257
a Lawson Software Inc. .............................................................         1,057,700           7,499,093
a Macromedia Inc. ..................................................................           630,600          12,990,360
a NetIQ Corp. ......................................................................           743,900           9,566,554
a Pegasus Solutions Inc. ...........................................................           308,200           3,297,740
a Quest Software Inc. ..............................................................           391,900           4,408,875
a Tumbleweed Communications Corp. ..................................................           720,500           2,709,080
a Verity Inc. ......................................................................           411,900           5,107,560
a webMethods Inc. ..................................................................           227,400           1,955,640
                                                                                                           -----------------

                                                                                                               136,418,625
                                                                                                           -----------------

  TRANSPORTATION 4.3%
a Forward Air Corp. ................................................................           805,900          26,820,352
a Knight Transportation Inc. .......................................................           322,100           8,297,296
a Landstar System Inc. .............................................................           600,300          26,989,488
                                                                                                           -----------------

                                                                                                                62,107,136
                                                                                                           -----------------

  TOTAL COMMON STOCKS AND WARRANTS (COST $1,152,259,814) ...........................                         1,413,737,092
                                                                                                           -----------------

  SHORT TERM INVESTMENT (COST $38,579,526) 2.7%
c Franklin Institutional Fiduciary Trust Money Market Portfolio ....................        38,579,526          38,579,526
                                                                                                           -----------------

  TOTAL INVESTMENTS (COST $1,190,839,340) 100.4% ...................................                         1,452,316,618
  OTHER ASSETS, LESS LIABILITIES (.4)% .............................................                            (5,863,398)
                                                                                                           -----------------

  NET ASSETS 100.0% ................................................................                       $ 1,446,453,220
                                                                                                           -----------------




a Non-income producing.
b See Note 8 regarding restricted securities.
c See Note 7 regarding investments in affiliated Money Market Portfolio.






62| See notes to financial statements.|Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN SMALL-MID CAP GROWTH FUND

                                                           -------------------------------------------------------------------------
                                                                                      YEAR ENDED APRIL 30,
CLASS A                                                           2004          2003          2002         2001          2000
                                                           -------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................           $23.14        $28.85        $34.15       $45.48        $24.65
                                                           -------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .....................             (.14)         (.09)         (.06)         .12           .09

 Net realized and unrealized gains (losses) .........             6.69         (5.62)        (5.16)      (10.98)        21.04
                                                           -------------------------------------------------------------------------

Total from investment operations ....................             6.55         (5.71)        (5.22)      (10.86)        21.13
                                                           -------------------------------------------------------------------------

Less distributions from:

 Net investment income ..............................               --            --          (.08)        (.24)         (.04)

 Net realized gains .................................               --            --            --         (.23)         (.26)
                                                           -------------------------------------------------------------------------
Total distributions .................................               --            --          (.08)        (.47)         (.30)
                                                           -------------------------------------------------------------------------
Net asset value, end of year ........................           $29.69        $23.14        $28.85       $34.15        $45.48
                                                           =========================================================================



Total return b ......................................           28.31%       (19.79)%      (15.28)%     (24.00)%       85.97%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................       $7,355,269    $5,791,141    $7,784,125   $9,606,125   $11,199,559

Ratios to average net assets:

 Expenses ...........................................             .98%         1.02%          .89%         .86%          .85%

 Net investment income (loss) .......................           (.51)%        (.41)%        (.18)%         .29%          .24%

Portfolio turnover rate .............................           52.84%        36.47%        47.38%       27.23%        24.67%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.






                                                               Annual Report |63




Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                                                  ----------------------------------
                                                                                                          YEAR ENDED APRIL 30,
CLASS B                                                                                                    2004        2003 C
                                                                                                  ----------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................................................             $23.00        $24.33
                                                                                                  ----------------------------------

Income from investment operations:

 Net investment income (loss) a ............................................................               (.36)         (.23)

 Net realized and unrealized gains (losses) ................................................               6.64         (1.10)
                                                                                                  ----------------------------------

Total from investment operations ...........................................................               6.28         (1.33)
                                                                                                  ----------------------------------

Net asset value, end of year ...............................................................             $29.28        $23.00
                                                                                                  ==================================



Total return b .............................................................................             27.30%       (5.47)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................................................            $26,161        $7,601

Ratios to average net assets:

 Expenses ..................................................................................              1.73%         1.77% d

 Net investment income (loss) ..............................................................            (1.26)%       (1.16)% d

Portfolio turnover rate ....................................................................             52.84%        36.47%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period July 1, 2002 (effective date) to April 30, 2003.
d Annualized.

64| Annual Report


                                                           -------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
CLASS C                                                           2004          2003          2002         2001          2000
                                                           -------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................           $22.37        $28.09        $33.41       $44.58        $24.32
                                                           -------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .....................             (.34)         (.26)         (.27)        (.19)         (.19)

 Net realized and unrealized gains (losses) .........             6.46         (5.46)        (5.05)      (10.75)        20.71
                                                           -------------------------------------------------------------------------

Total from investment operations ....................             6.12         (5.72)        (5.32)      (10.94)        20.52
                                                           -------------------------------------------------------------------------

Less distributions from net realized gains ..........               --            --            --         (.23)         (.26)
                                                           -------------------------------------------------------------------------

Net asset value, end of year ........................           $28.49        $22.37        $28.09       $33.41        $44.58
                                                           =========================================================================



Total return b ......................................           27.36%      (20.36)%      (15.92)%     (24.61)%        84.58%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................         $762,602      $639,524      $948,940   $1,263,169    $1,667,870

Ratios to average net assets:

 Expenses ...........................................            1.71%         1.77%         1.64%        1.61%         1.60%

 Net investment income (loss) .......................          (1.24)%       (1.16)%        (.92)%       (.45)%        (.52)%

Portfolio turnover rate .............................           52.84%        36.47%        47.38%       27.23%        24.67%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.






                                                               Annual Report| 65

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                                    ------------------------------------------------
                                                                                                  YEAR ENDED APRIL 30,
CLASS R                                                                                       2004        2003        2002C
                                                                                    ------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................            $23.06       $28.81        $31.16
                                                                                    ------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ................................................              (.22)        (.17)         (.12)

 Net realized and unrealized gains (losses) ....................................              6.66        (5.58)        (2.23)
                                                                                    ------------------------------------------------
Total from investment operations ...............................................              6.44        (5.75)        (2.35)
                                                                                    ------------------------------------------------
Net asset value, end of year ...................................................            $29.50       $23.06        $28.81
                                                                                    ================================================


Total return b .................................................................            27.93%     (19.96)%       (7.54)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................           $41,404      $15,309        $1,253

Ratios to average net assets:

 Expenses ......................................................................             1.23%        1.27%         1.14% d

 Net investment income (loss) ..................................................            (.76)%       (.66)%       (1.26)% d

Portfolio turnover rate ........................................................            52.84%       36.47%        47.38%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 2002 (effective date) to April 30, 2002.
d Annualized.






66| Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                  ------------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2004        2003        2002        2001        2000
                                                                  ------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................        $23.32      $29.00      $34.37      $45.74      $24.73
                                                                  ------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ...............................          (.07)       (.04)        .02         .23         .18

 Net realized and unrealized gains (losses) ...................          6.74       (5.64)      (5.20)     (11.06)      21.15
                                                                  ------------------------------------------------------------------

Total from investment operations ..............................          6.67       (5.68)      (5.18)     (10.83)      21.33
                                                                  ------------------------------------------------------------------

Less distributions from:

 Net investment income ........................................            --          --        (.19)       (.31)       (.06)

 Net realized gains ...........................................            --          --          --        (.23)       (.26)
                                                                  ------------------------------------------------------------------

Total distributions ...........................................            --          --       (.19)       (.54)       (.32)
                                                                  ------------------------------------------------------------------

Net asset value, end of year ..................................        $29.99      $23.32      $29.00      $34.37      $45.74
                                                                  ==================================================================



Total return b ................................................        28.60%    (19.59)%    (15.10)%    (23.83)%      86.43%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................      $320,154    $266,723    $321,921    $357,832    $436,864

Ratios to average net assets:

 Expenses .....................................................          .73%        .77%        .64%        .61%        .60%

 Net investment income (loss) .................................        (.26)%      (.16)%        .05%        .54%        .49%

Portfolio turnover rate .......................................        52.84%      36.47%      47.38%      27.23%      24.67%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.






                          Annual Report | See notes to financial statements. |67

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004



------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS 97.9%

    COMMERCIAL SERVICES 3.5%
    Corporate Executive Board Co. ....................................................            559,800    $    28,913,670
  a DoubleClick Inc. .................................................................          3,464,900         27,961,743
a,b Interpublic Group of Cos. Inc. ...................................................          1,754,300         27,524,967
a,b Iron Mountain Inc. ...............................................................          1,395,400         63,504,654
    Moody's Corp. ....................................................................          1,358,600         87,643,286
  a Robert Half International Inc. ...................................................          2,269,400         61,886,538
                                                                                                           ------------------
                                                                                                                 297,434,858
                                                                                                           ------------------
    COMMUNICATIONS 1.0%
  a Alaska Communications Systems Holdings Inc. ......................................            417,600          2,964,960
a,b Millicom International Cellular SA (Luxembourg) ..................................          1,550,400         38,961,552
    Telecom Corp. of New Zealand Ltd. (New Zealand) ..................................         11,148,000         39,467,624
                                                                                                           ------------------
                                                                                                                  81,394,136
                                                                                                           ------------------
    CONSUMER DURABLES .8%
a,b Leapfrog Enterprises Inc. ........................................................          1,161,400         24,981,714
a,b NVR Inc. .........................................................................             97,000         43,747,000
                                                                                                           ------------------
                                                                                                                  68,728,714
                                                                                                           ------------------
    CONSUMER NON-DURABLES 2.3%
  a Dean Foods Inc. ..................................................................          1,916,200         64,345,996
    Liz Claiborne Inc. ...............................................................          1,102,700         38,704,770
    Polo Ralph Lauren Corp. ..........................................................          2,151,500         74,441,900
    Reebok International Ltd. ........................................................            599,700         21,817,086
                                                                                                           ------------------
                                                                                                                 199,309,752
                                                                                                           ------------------
    CONSUMER SERVICES 4.6%
    Dow Jones & Co. Inc. .............................................................            926,800         42,716,212
  a Entercom Communications Corp. ....................................................            683,000         31,144,800
  a Entravision Communications Corp. .................................................          2,801,300         25,575,869
a,c Foveon Inc., 144A ................................................................          1,792,573          1,792,573
  b Mandalay Resort Group ............................................................          1,067,000         61,299,150
  a University of Phoenix Online .....................................................            374,100         32,569,146
  a Univision Communications Inc., A .................................................          2,551,005         86,351,519
a,b Weight Watchers International Inc. ...............................................          2,365,300         92,246,700
a,b XM Satellite Radio Holdings Inc. .................................................            900,700         21,580,772
                                                                                                           ------------------
                                                                                                                 395,276,741
                                                                                                           ------------------
    DISTRIBUTION SERVICES 2.4%
    AmerisourceBergen Corp. ..........................................................          1,665,000         96,386,850
a,b Fisher Scientific International Inc. .............................................          1,856,100        108,674,655
                                                                                                           ------------------
                                                                                                                 205,061,505
                                                                                                           ------------------







68| Annual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS (CONT.)

    ELECTRONIC TECHNOLOGY 24.7%
a,c 3Ware Inc. .....................................................................                8,555    $       392,247
    ADTRAN Inc. ....................................................................              749,800         18,377,598
  a Advanced Energy Industries Inc. ................................................              743,800          9,847,912
  a Agere Systems Inc., B ..........................................................           14,567,300         31,611,041
  a Altera Corp. ...................................................................            2,274,600         45,514,746
  a ASML Holding NV, N.Y. shs. (Netherlands) .......................................            4,765,800         74,108,190
  a Avaya Inc. .....................................................................            8,009,000        109,563,120
  a Avocent Corp. ..................................................................            1,242,236         39,863,353
  a CIENA Corp. ....................................................................            5,804,845         24,032,058
  a Coherent Inc. ..................................................................            1,250,000         30,562,500
  a Comverse Technology Inc. .......................................................            1,205,100         19,715,436
    Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) .....................            3,283,600         84,716,880
a,b EMCORE Corp. ...................................................................            1,569,500          4,677,110
  a Extreme Networks Inc. ..........................................................            4,376,800         24,203,704
a,b F5 Networks Inc. ...............................................................              525,300         13,342,620
  a Fairchild Semiconductor Corp., A ...............................................            2,850,200         55,493,394
  a Integrated Circuit Systems Inc. ................................................            1,874,600         44,409,274
  a Integrated Device Technology Inc. ..............................................            2,051,200         27,588,640
    Intersil Corp. .................................................................            3,616,700         71,429,825
  a Jabil Circuit Inc. .............................................................            3,215,700         84,862,323
    L-3 Communications Holdings Inc. ...............................................            2,659,200        164,179,008
a,b Lam Research Corp. .............................................................            4,741,800        104,983,452
  a Logitech International SA (Switzerland) ........................................              894,891         38,822,782
  a Micrel Inc. ....................................................................            2,691,400         32,888,908
    Microchip Technology Inc. ......................................................            1,639,300         45,933,186
  a Network Appliance Inc. .........................................................              834,000         15,529,080
a,b Research in Motion Ltd. (Canada) ...............................................              494,400         42,894,144
    Rockwell Automation Inc. .......................................................            1,313,800         42,948,122
    Rockwell Collins Inc. ..........................................................            2,309,800         74,491,050
  a Semtech Corp. ..................................................................            2,481,200         52,154,824
  a Sigmatel Inc. ..................................................................              750,000         18,337,500
  a Silicon Laboratories Inc. ......................................................              414,400         19,538,960
  a Spirent PLC (United Kingdom) ...................................................           11,716,245         14,180,417
  a Synopsys Inc. ..................................................................            3,331,400         89,048,322
  d Tektronix Inc. .................................................................            5,145,100        152,294,960
  a Thermo Electron Corp. ..........................................................            5,807,300        169,573,160
a,b Transmeta Corp. ................................................................            2,861,900          7,984,701
  a Trimble Navigation Ltd. ........................................................              932,550         23,360,378
  a Varian Inc. ....................................................................            1,044,300         42,858,072
  a Varian Semiconductor Equipment Associates Inc. .................................              782,000         25,461,920
  a Waters Corp. ...................................................................            2,508,900        108,259,035
                                                                                                             ----------------
                                                                                                               2,100,033,952
                                                                                                             ----------------






Annual Report |69

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS (CONT.)

  ENERGY MINERALS 1.6%
a Newfield Exploration Co. .........................................................          1,413,600    $    74,468,448
  Peabody Energy Corp. .............................................................          1,333,500         62,527,815
                                                                                                           ------------------
                                                                                                               136,996,263
                                                                                                           ------------------
  FINANCE 10.5%
a Ameritrade Holding Corp. .........................................................          4,209,000         51,518,160
  Arthur J. Gallagher & Co. ........................................................          1,419,900         45,763,377
a Assurant Inc. ....................................................................          1,034,700         25,205,292
  Boston Private Financial Holdings Inc. ...........................................            322,000          7,502,600
a,b CapitalSource Inc. .............................................................            997,500         21,007,350
b Chicago Mercantile Exchange ......................................................             94,900         11,131,770
  City National Corp. ..............................................................            657,800         40,553,370
b Commerce Bancorp Inc. ............................................................            681,300         38,840,913
  Cullen/Frost Bankers Inc. ........................................................            680,100         29,448,330
a E*TRADE Financial Corp. ..........................................................          7,323,200         83,191,552
  East West Bancorp Inc. ...........................................................            408,600         23,016,438
a eSPEED Inc., A ...................................................................            469,700          8,266,720
  Federated Investors Inc., B ......................................................          3,383,400         99,471,960
  Investors Financial Services Corp. ...............................................          1,087,800         42,282,786
  Montpelier Re Holdings Ltd. (Bermuda) ............................................          1,928,400         65,951,280
  National Commerce Financial Corp. ................................................          2,556,300         67,972,017
  The PMI Group Inc. ...............................................................            919,600         39,570,388
a Providian Financial Corp. ........................................................          7,722,200         93,670,286
  Radian Group Inc. ................................................................          1,030,294         47,918,974
  Texas Regional Bancshares Inc., A ................................................            532,048         22,463,066
  UCBH Holdings Inc. ...............................................................            840,600         31,119,012
                                                                                                           ------------------
                                                                                                               895,865,641
                                                                                                           ------------------
  HEALTH SERVICES 6.7%
  Aetna Inc. .......................................................................            998,600         82,634,150
a Caremark RX Inc. .................................................................          2,924,375         98,990,094
a Coventry Health Care Inc. ........................................................          3,041,850        127,271,004
a Express Scripts Inc. .............................................................            292,800         22,645,152
  Health Management Associates Inc., A .............................................          1,646,300         38,078,919
a Health Net Inc., A ...............................................................          3,312,100         84,259,824
a Molina Healthcare Inc. ...........................................................            784,700         27,982,402
a Pharmaceutical Product Development Inc. ..........................................          1,304,200         38,565,194
  Universal Health Services Inc., B ................................................            814,400         35,752,160
a VCA Antech Inc. ..................................................................            280,000         11,449,200
                                                                                                           ------------------
                                                                                                               567,628,099
                                                                                                           ------------------






70| Annual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS (CONT.)

    HEALTH TECHNOLOGY 10.0%
  a Abgenix Inc. ...................................................................              602,300    $     9,799,421
  a Adolor Corp. ...................................................................            1,000,000         16,070,000
  a American Medical Systems Holdings Ltd. .........................................              480,000         12,460,800
  a Amylin Pharmaceuticals Inc. ....................................................              401,300          8,989,120
  a Angiotech Pharmaceuticals Inc. (Canada) ........................................            1,338,600         27,909,810
a,b Bio-Rad Laboratories Inc., A ...................................................              234,600         13,747,560
    C.R. Bard Inc. .................................................................              535,200         56,875,704
  a Celgene Corp. ..................................................................              836,200         43,223,178
a,b CTI Molecular Imaging Inc. .....................................................              569,000          8,552,070
  a Cytyc Corp. ....................................................................            2,436,000         52,130,400
  a Exelixis Inc. ..................................................................              776,900          7,062,021
a,b Eyetech Pharmaceuticals Inc. ...................................................               58,500          2,091,375
  a INAMED Corp. ...................................................................              556,100         32,720,924
a,b InterMune Inc. .................................................................            1,015,300         14,975,675
a,b Ivax Corp. .....................................................................            2,502,000         53,292,600
  a Kinetic Concepts Inc. ..........................................................              205,600          9,951,040
  a Medicines Co. ..................................................................              417,700         13,662,967
a,b MGI Pharma Inc. ................................................................              285,200         17,631,064
  a Millennium Pharmaceuticals Inc. ................................................            1,637,697         24,549,078
  a Neurocrine Biosciences Inc. ....................................................              200,000         13,126,000
a,b NPS Pharmaceuticals Inc. .......................................................              740,300         18,544,515
a,b OSI Pharmaceuticals Inc. .......................................................              831,700         61,371,143
    Pall Corp. .....................................................................            5,281,700        125,598,826
  a Protein Design Labs Inc. .......................................................              373,900          9,153,072
a,b Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ..........................              532,261         14,770,243
a,b Tanox Inc. .....................................................................              400,000          6,820,000
  a Telik Inc. .....................................................................              345,500          8,108,885
a,b Trimeris Inc. ..................................................................              321,600          4,727,520
  a Varian Medical Systems Inc. ....................................................            1,452,600        124,691,184
  a Watson Pharmaceuticals Inc. ....................................................              950,000         33,829,500
                                                                                                             ----------------
                                                                                                                 846,435,695
                                                                                                             ----------------

    INDUSTRIAL SERVICES 4.2%
  a Allied Waste Industries Inc. ...................................................            4,915,400         61,884,886
  a Core Laboratories NV (Netherlands) .............................................            1,000,000         22,740,000
    GlobalSantaFe Corp. ............................................................            1,303,800         34,381,206
  a Grey Wolf Inc. .................................................................            7,186,700         28,603,066
  a Oil States International Inc. ..................................................            1,564,500         21,183,330
  a Rowan Cos. Inc. ................................................................            1,963,200         43,779,360
  a Varco International Inc. .......................................................            4,478,281         92,655,634
  a Waste Connections Inc. .........................................................            1,233,900         49,689,153
                                                                                                             ----------------
                                                                                                                 354,916,635
                                                                                                             ----------------






                                                               Annual Report |71

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS (CONT.)

    PROCESS INDUSTRIES 3.4%
    Bunge Ltd. .....................................................................            3,354,800    $   124,295,340
  d Cabot Corp. ....................................................................            3,232,600        109,261,880
    Valspar Corp. ..................................................................            1,172,100         58,194,765
                                                                                                             ----------------
                                                                                                                 291,751,985
                                                                                                             ----------------

    PRODUCER MANUFACTURING 4.7%
    Autoliv Inc. (Sweden) ..........................................................            2,038,600         86,701,658
    Borg Warner Inc. ...............................................................            1,163,300         95,320,802
    Gentex Corp. ...................................................................            1,300,000         51,129,000
  d Gibraltar Steel Corp. ..........................................................              968,100         23,815,260
a,d Mettler-Toledo International Inc. (Switzerland) ................................            2,514,400        112,695,408
a,c Mirapoint Inc., 144A ...........................................................              682,128                 --
    Oshkosh Truck Corp. ............................................................              495,800         25,384,960
    Pentair Inc. ...................................................................              105,100          6,262,909
                                                                                                             ----------------
                                                                                                                 401,309,997
                                                                                                             ----------------

    RETAIL TRADE 6.0%
  a Advance Auto Parts .............................................................              995,600         42,960,140
a,b AutoZone Inc. ..................................................................              932,600         81,667,782
  a Dollar Tree Stores Inc. ........................................................            1,419,300         38,250,135
    Family Dollar Stores Inc. ......................................................            1,244,900         40,011,086
a,d Gymboree Corp. .................................................................            2,611,300         46,089,445
    Neiman Marcus Group Inc., A ....................................................              162,100          7,884,544
a,b Netflix.Com Inc. ...............................................................              675,100         17,073,279
    Pier 1 Imports Inc. ............................................................            1,956,400         40,419,224
    Ross Stores Inc. ...............................................................            3,182,400         97,063,200
    Tiffany & Co. ..................................................................            1,264,900         49,331,100
  a Tuesday Morning Corp. ..........................................................            1,582,200         46,659,078
                                                                                                             ----------------
                                                                                                                 507,409,013
                                                                                                             ----------------
    TECHNOLOGY SERVICES 9.6%
    Adobe Systems Inc. .............................................................            1,125,000         46,507,500
  a Affiliated Computer Services Inc., A ...........................................            1,222,017         59,267,824
  a Agile Software Corp. ...........................................................              991,800          7,488,090
  a Amdocs Ltd. ....................................................................            3,257,500         86,486,625
  a Anteon International Corp. .....................................................              149,500          4,664,400
a,b Ask Jeeves Inc. ................................................................            1,621,600         57,518,152
  a CNET Networks Inc. .............................................................            2,163,200         18,430,464
  a Cognizant Technology Solutions Corp., A ........................................              979,000         42,351,540
  a Cognos Inc. (Canada) ...........................................................              600,000         18,918,000
  a FileNET Corp. ..................................................................              803,100         22,053,126
a,d Hewitt Associates Inc. .........................................................            1,592,400         49,221,084
  a Hyperion Solutions Corp. .......................................................            1,633,500         62,693,730
  a InfoSpace Inc. .................................................................              367,000         11,997,230







72| Annual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS (CONT.)

    TECHNOLOGY SERVICES (CONT.)
  a Intuit Inc. ....................................................................              799,100    $    33,937,777
a,b Mercury Interactive Corp. ......................................................              996,300         42,392,565
  a NetIQ Corp. ....................................................................              932,700         11,994,522
a,b Network Associates Inc. ........................................................            1,311,100         20,558,048
  a Nuance Communications Inc. .....................................................            1,348,700          6,554,682
  a Peoplesoft Inc. ................................................................            4,209,500         71,056,360
  a Quest Software Inc. ............................................................            1,728,000         19,440,000
  a Red Hat Inc. ...................................................................            1,332,000         30,249,720
  a Retek Inc. .....................................................................            1,804,300         12,594,014
a,b RSA Security Inc. ..............................................................            2,418,600         38,745,972
  a VeriSign Inc. ..................................................................            1,288,600         20,785,118
  a Verity Inc. ....................................................................            1,541,200         19,110,880
                                                                                                             ----------------
                                                                                                                 815,017,423
                                                                                                             ----------------
    TRANSPORTATION 1.9%
    C.H. Robinson Worldwide Inc. ...................................................            2,313,900         94,962,454
  b Expeditors International of Washington Inc. ....................................            1,085,700         43,634,283
  a J.B. Hunt Transport Services Inc. ..............................................              849,900         26,907,834
                                                                                                             ----------------
                                                                                                                 165,504,571
                                                                                                             ----------------
    TOTAL COMMON STOCKS (COST $7,225,880,380)                                                                  8,330,074,980
                                                                                                             ----------------

    PREFERRED STOCKS .1%
    ELECTRONIC TECHNOLOGY .1%
a,c 3Ware Inc., cvt. pfd., A-1 .....................................................              107,456          4,926,858
a,c Anda Networks, cvt. pfd., D ....................................................              364,431                 --
a,c Kestrel Solutions, cvt. pfd., D ................................................              239,831                 --
                                                                                                             ----------------
    TOTAL PREFERRED STOCKS (COST $9,135,084) .........................................                             4,926,858
                                                                                                             ----------------
    TOTAL LONG TERM INVESTMENTS (COST $7,235,015,464) ................................                         8,335,001,838
                                                                                                             ----------------

    SHORT TERM INVESTMENT (COST $164,258,446) 1.9%
  e Franklin Institutional Fiduciary Trust Money Market Portfolio                             164,258,446        164,258,446
                                                                                                             ----------------






                                                               Annual Report |73

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                    PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------

    REPURCHASE AGREEMENTS 6.2%

  f Joint Repurchase Agreement, .971%, 5/03/04, (Maturity Value $79,603,212) .......     $   79,596,771     $     79,596,771
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $7,655,441)
    Banc of America Securities LLC (Maturity Value $7,655,441)
    Barclays Capital Inc. (Maturity Value $7,655,441)
    Bear, Stearns & Co. Inc. (Maturity Value $3,828,118)
    BNP Paribas Securities Corp. (Maturity Value $7,655,441)
    Deutsche Bank Securities Inc. (Maturity Value $7,655,441)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $7,655,441)
    Goldman, Sachs & Co. (Maturity Value $7,655,441)
    Lehman Brothers Inc. (Maturity Value $6,876,125)
    Morgan Stanley & Co. Inc. (Maturity Value $7,655,441)
    UBS Securities LLC (Maturity Value $7,655,441)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds,
      and U.S. Government Agency Securities
f,g Bear, Stearns & Co. Inc., 1.04%, 5/03/04, (Maturity Value $45,941,309) .........         45,937,327           45,937,327
    Collateralized by U.S. Government Agency Securities
f,g Citigroup Global Markets Inc., 1.03%, 5/03/04, (Maturity Value $100,011,445) ...        100,002,861          100,002,861
    Collateralized by U.S. Government Agency Securities
f,g Goldman, Sachs & Co., 1.05%, 5/03/04, (Maturity Value $100,011,667) ............        100,002,917          100,002,917
    Collateralized by U.S. Government Agency Securities
f,g J. P. Morgan Securities, Inc., 1.05%, 5/03/04, (Maturity Value $100,011,667) ...        100,002,917          100,002,917
    Collateralized by U.S. Government Agency Securities
f,g Morgan Stanley & Co. Inc., 1.05%, 5/03/04, (Maturity Value $100,011,667) .......        100,002,917          100,002,917
    Collateralized by U.S. Government Agency Securities
                                                                                                            -----------------
    TOTAL REPURCHASE AGREEMENTS (COST $525,545,710) ................................                             525,545,710
                                                                                                            -----------------
    TOTAL INVESTMENTS (COST $7,924,819,620) 106.1% .................................                           9,024,805,994
    OTHER ASSETS, LESS LIABILITIES (6.1)% ..........................................                            (519,216,331)
                                                                                                            -----------------
    NET ASSETS 100.0%                                                                                       $  8,505,589,663
                                                                                                            -----------------



a Non-income producing.
b Security on loan. See Note 1(f).
c See Note 8 regarding restricted securities.
d See Note 9 regarding holdings of 5% voting securities.
e See Note 7 regarding investments in affiliated Money Market Portfolio.
f See Note 1(c) regarding repurchase agreements.
g Investments from cash collateral received from loaned securities. See Note
1(f).






74| See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2004


                                                   ------------------------------------------------------------------------
                                                       FRANKLIN          FRANKLIN           FRANKLIN           FRANKLIN
                                                      AGGRESSIVE         FLEX CAP          SMALL CAP        SMALL-MID CAP
                                                      GROWTH FUND       GROWTH FUND      GROWTH FUND II      GROWTH FUND
                                                   ------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...................    $ 134,268,053     $1,337,571,781    $1,152,259,814    $ 7,347,543,905
  Cost - Non-controlled affiliated issuers ......               --                 --                --        413,017,269
  Cost - Sweep money fund (Note 7) ..............       14,443,263        138,379,956        38,579,526        164,258,446
                                                   ------------------------------------------------------------------------
  Value - Unaffiliated issuers a ................      150,288,575      1,830,004,966     1,413,737,092      8,367,169,511
  Value - Non-controlled affiliated issuersa ....               --                 --                --        493,378,037
  Value - Sweep money fund (Note 7) .............       14,443,263        138,379,956        38,579,526        164,258,446
 Receivables:
  Investment securities sold ....................        6,956,792          2,145,289        12,506,034         29,791,410
  Capital shares sold ...........................          182,924          3,803,420         1,894,523         10,462,199
  Dividends and interest ........................           21,292            296,133            78,372          1,502,586
                                                   ------------------------------------------------------------------------
      Total assets ..............................      171,892,846      1,974,629,764     1,466,795,547      9,066,562,189
                                                   ------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............       11,924,287         23,236,301        14,254,149         80,788,311
  Capital shares redeemed .......................          240,975          3,795,922         4,126,333         23,710,776
  Affiliates ....................................          238,690          1,852,950         1,441,480          6,669,323
  Shareholders ..................................          176,805            959,582            82,961          1,110,721
  Payable upon return of securities loaned
   [Note 1(f)] ..................................               --          9,854,428                --        445,948,939
 Other liabilities ..............................           81,806            554,475           437,404          2,744,456
                                                   ------------------------------------------------------------------------
      Total liabilities .........................       12,662,563         40,253,658        20,342,327        560,972,526
                                                   ------------------------------------------------------------------------
       Net assets, at value .....................    $ 159,230,283     $1,934,376,106    $1,446,453,220    $ 8,505,589,663
                                                   ------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income (loss) .....    $          --     $           --    $       (1,250)   $            --
 Net unrealized appreciation (depreciation) .....       16,020,522        492,433,185       261,477,278      1,099,986,374
 Accumulated net realized gain (loss) ...........     (192,085,521)      (495,497,186)     (264,607,084)    (1,317,187,107)
 Capital shares .................................      335,295,282      1,937,440,107     1,449,584,276      8,722,790,396
                                                   ------------------------------------------------------------------------
       Net assets, at value .....................    $ 159,230,283     $1,934,376,106    $1,446,453,220    $ 8,505,589,663
                                                   ------------------------------------------------------------------------


a The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund include $9,433,412 and $429,234,612 of securities loaned, respectively. See Note 1(f).


                                                             Annual Report  | 75

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2004


                                                   ------------------------------------------------------------------------
                                                       FRANKLIN          FRANKLIN          FRANKLIN           FRANKLIN
                                                      AGGRESSIVE         FLEX CAP          SMALL CAP        SMALL-MID CAP
                                                      GROWTH FUND       GROWTH FUND     GROWTH FUND II       GROWTH FUND
                                                   ------------------------------------------------------------------------
CLASS A:
 Net assets, at value ...........................    $  86,983,059     $1,456,684,718    $  908,599,118    $ 7,355,268,840
                                                   ------------------------------------------------------------------------
 Shares outstanding .............................        6,919,270         43,151,408        86,144,158        247,727,489
                                                   ------------------------------------------------------------------------
 Net asset value per share a ....................           $12.57             $33.76            $10.55             $29.69
                                                   ------------------------------------------------------------------------
 Maximum offering price per share
  (net asset value per share / 94.25%) ..........           $13.34             $35.82            $11.19             $31.50
                                                   ------------------------------------------------------------------------
CLASS B:
 Net assets, at value ...........................    $  18,059,049     $  134,589,422    $  122,004,071    $    26,161,291
                                                   ------------------------------------------------------------------------
 Shares outstanding .............................        1,478,155          4,154,149        11,883,715            893,549
                                                   ------------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a ...................................           $12.22             $32.40            $10.27             $29.28
                                                   ------------------------------------------------------------------------
CLASS C:
 Net assets, at value ...........................    $  30,053,563     $  298,114,210    $  200,036,897    $   762,601,968
                                                   ------------------------------------------------------------------------
 Shares outstanding .............................        2,464,531          9,182,580        19,473,106         26,766,730
                                                   ------------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a ...................................           $12.19             $32.47            $10.27             $28.49
                                                   ------------------------------------------------------------------------
CLASS R:
 Net assets, at value ...........................    $   1,760,818     $   44,987,756    $    4,542,296    $    41,403,997
                                                   ------------------------------------------------------------------------
 Shares outstanding .............................          140,809          1,340,050           433,100          1,403,484
                                                   ------------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a ...................................           $12.51             $33.57            $10.49             $29.50
                                                   ------------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ...........................    $  22,373,794                 --    $  211,270,838    $   320,153,567
                                                   ------------------------------------------------------------------------
 Shares outstanding .............................        1,752,243                 --        19,765,473         10,673,800
                                                   ------------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a ...................................           $12.77                 --            $10.69             $29.99
                                                   ------------------------------------------------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


76 |  See notes to financial statements.  |  Annual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2004


                                                         ------------------------------------------------------------------
                                                             FRANKLIN       FRANKLIN         FRANKLIN         FRANKLIN
                                                            AGGRESSIVE      FLEX CAP         SMALL CAP      SMALL-MID CAP
                                                            GROWTH FUND    GROWTH FUND    GROWTH FUND II     GROWTH FUND
                                                         ------------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ...............................     $    477,312   $  11,691,747   $    4,641,151   $    31,859,710
  Non-controlled affiliated issuers (Note 9) .........               --              --               --         2,196,549
  Sweep money fund (Note 7) ..........................           82,920         735,071          216,618         1,189,959
 Interest ............................................               --          57,526          385,639         3,761,699
                                                         ------------------------------------------------------------------
      Total investment income ........................          560,232      12,484,344        5,243,408        39,007,917
                                                         ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................          739,981       7,700,097        6,502,063        37,368,889
 Administrative fees (Note 3) ........................          310,419              --        2,802,248                --
 Distribution fees (Note 3)
  Class A ............................................          275,300       3,259,428        1,414,087        18,199,454
  Class B ............................................          170,770       1,198,500        1,201,740           180,297
  Class C ............................................          308,225       2,756,511        2,023,544         7,436,736
  Class R ............................................            6,457         153,694           22,184           145,965
 Transfer agent fees (Note 3) ........................          811,416       4,836,132        3,095,840        21,574,267
 Custodian fees ......................................            2,879          26,795           22,025           169,907
 Reports to shareholders .............................           45,887         327,860          195,987           720,833
 Registration and filing fees ........................           59,306          97,988           74,266           217,126
 Professional fees ...................................           28,761          63,499           51,582           128,580
 Trustees' fees and expenses .........................            1,893          21,131           17,120           102,791
 Other ...............................................            7,205          71,838           60,138           341,910
                                                         ------------------------------------------------------------------
      Total expenses .................................        2,768,499      20,513,473       17,482,824        86,586,755
      Expenses paid indirectly (Note 4) ..............               --            (164)            (106)               --
                                                         ------------------------------------------------------------------
       Net expenses ..................................        2,768,499      20,513,309       17,482,718        86,586,755
                                                         ------------------------------------------------------------------
        Net investment income (loss) .................       (2,208,267)     (8,028,965)     (12,239,310)      (47,578,838)
                                                         ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ..............................       26,754,205      72,474,057       93,300,369       588,468,241
   Non-controlled affiliated issuers (Note 9) ........               --              --               --        17,335,330
  Foreign currency transactions ......................               --           6,210          (47,540)          (32,815)
                                                         ------------------------------------------------------------------
       Net realized gain (loss) ......................       26,754,205      72,480,267       93,252,829       605,770,756
                                                         ------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on
  investments ........................................       15,891,336     374,115,724      361,497,612     1,371,922,385
                                                         ------------------------------------------------------------------
Net realized and unrealized gain (loss) ..............       42,645,541     446,595,991      454,750,441     1,977,693,141
                                                         ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .....................................      $40,437,274    $438,567,026     $442,511,131    $1,930,114,303
                                                         ------------------------------------------------------------------


                         Annual Report | See notes to financial statements. | 77

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2004 and 2003


                                                        -----------------------------------------------------------------------
                                                             FRANKLIN AGGRESSIVE                     FRANKLIN FLEX CAP
                                                                 GROWTH FUND                            GROWTH FUND
                                                        -----------------------------------------------------------------------
                                                            2004            2003                  2004              2003
                                                        -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .......................  $ (2,208,267)    $ (1,885,059)        $   (8,028,965)   $   (6,676,551)
  Net realized gain (loss) from investments and
   foreign currency transactions .....................    26,754,205      (57,119,587)            72,480,267      (192,122,639)
  Net unrealized appreciation (depreciation) on
   investments .......................................    15,891,336       18,241,276            374,115,724      (114,114,605)
                                                        -----------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .....................    40,437,274      (40,763,370)           438,567,026      (312,913,795)
 Capital share transactions: (Note 2)
   Class A ...........................................    (3,112,736)      (8,539,489)            97,937,896      (133,487,430)
   Class B ...........................................       680,290       (2,378,058)            12,235,635        (2,943,526)
   Class C ...........................................    (3,619,664)      (5,476,183)             9,936,565       (27,822,359)
   Class R ...........................................       884,782          541,901             23,573,095        14,181,938
   Advisor Class .....................................      (710,639)       9,018,120                     --                --
                                                        -----------------------------------------------------------------------
 Total capital share transactions ....................    (5,877,967)      (6,833,709)           143,683,191      (150,071,377)
      Net increase (decrease) in net assets ..........    34,559,307      (47,597,079)           582,250,217      (462,985,172)
Net assets:
 Beginning of year ...................................   124,670,976      172,268,055          1,352,125,889     1,815,111,061
                                                        -----------------------------------------------------------------------
 End of year .........................................  $159,230,283     $124,670,976         $1,934,376,106    $1,352,125,889
                                                        -----------------------------------------------------------------------
Undistributed net investment income (loss) included
 in net assets:
  End of year ........................................  $         --     $         --         $           --    $           --
                                                        -----------------------------------------------------------------------


78 |  Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended April 30, 2004 and 2003


                                                        ----------------------------------------------------------------------------
                                                            FRANKLIN SMALL CAP                      FRANKLIN SMALL-MID CAP
                                                              GROWTH FUND II                              GROWTH FUND
                                                        ----------------------------------------------------------------------------
                                                            2004               2003                  2004               2003
                                                        ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .......................  $  (12,239,310)   $  (10,398,976)        $  (47,578,838)   $   (32,424,036)
  Net realized gain (loss) from investments and
   foreign currency transactions .....................      93,252,829      (258,996,844)           605,770,756       (922,387,688)
  Net unrealized appreciation (depreciation) on
   investments .......................................     361,497,612      (136,877,667)         1,371,922,385       (854,007,849)
                                                        ----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .....................     442,511,131      (406,273,487)         1,930,114,303     (1,808,819,573)
 Capital share transactions: (Note 2)
   Class A ...........................................     (71,004,655)     (111,806,312)          (109,252,831)      (445,462,797)
   Class B ...........................................     (11,935,043)      (12,854,469)            15,748,915          7,284,870
   Class C ...........................................     (27,722,434)      (23,171,709)           (51,823,167)      (113,259,371)
   Class R ...........................................         554,798         2,189,292             21,162,630         13,874,312
   Advisor Class .....................................      19,772,547        17,302,764            (20,793,271)        10,441,597
                                                        ----------------------------------------------------------------------------
 Total capital share transactions ....................     (90,334,787)     (128,340,434)          (144,957,724)      (527,121,389)
 Redemption fees .....................................              --                --                134,419                 --
      Net increase (decrease) in net assets ..........     352,176,344      (534,613,921)         1,785,290,998     (2,335,940,962)
Net assets:
 Beginning of year ...................................   1,094,276,876     1,628,890,797          6,720,298,665      9,056,239,627
                                                        ----------------------------------------------------------------------------
 End of year .........................................  $1,446,453,220    $1,094,276,876         $8,505,589,663    $ 6,720,298,665
                                                        ----------------------------------------------------------------------------
Undistributed net investment income (loss)
 included in net assets:
  End of year ........................................  $       (1,250)   $       (2,500)        $           --    $            --
                                                        ----------------------------------------------------------------------------


                         Annual Report | See notes to financial statements. | 79

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are diversified except the Franklin Flex Cap Growth Fund. The Funds' investment objective is capital growth.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m.Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


80 |  Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2004, all repurchase agreements held by the Funds had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SECURITIES LENDING

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund received interest income of $57,526 and $740,705, respectively, from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral. The securities lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.


                                                             Annual Report  | 81

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

For the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund, redemptions and exchanges of fund shares held 30 days or less, 90 days prior to January 2, 2004, may be subject to the funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as additional paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


82 |  Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------------------------
  CLASS A, CLASS B, CLASS C & CLASS R                   CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
  Franklin Flex Cap Growth Fund                         Franklin Aggressive Growth Fund
                                                        Franklin Small Cap Growth Fund II
                                                        Franklin Small-Mid Cap Growth Fund

At April 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                     ------------------------------------------------------------------
                                               FRANKLIN                           FRANKLIN
                                        AGGRESSIVE GROWTH FUND              FLEX CAP GROWTH FUND
                                     ------------------------------------------------------------------
                                         SHARES         AMOUNT             SHARES           AMOUNT
                                     ------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2004
 Shares sold ......................     1,953,951    $ 22,510,271         12,001,634    $ 381,589,351
 Shares redeemed ..................    (2,183,518)    (25,623,007)        (8,959,047)    (283,651,455)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........      (229,567)   $ (3,112,736)         3,042,587    $  97,937,896
                                     ------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ......................     3,455,372    $ 33,030,706          9,053,907    $ 227,727,106
 Shares redeemed ..................    (4,396,422)    (41,570,195)       (14,496,172)    (361,214,536)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........      (941,050)   $ (8,539,489)        (5,442,265)   $(133,487,430)
                                     ------------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2004
 Shares sold ......................       439,938    $  5,050,010            863,699    $  26,247,470
 Shares redeemed ..................      (370,898)     (4,369,720)          (456,857)     (14,011,835)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........        69,040    $    680,290            406,842    $  12,235,635
                                     ------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ......................       219,972    $  2,013,478            750,467    $  18,400,012
 Shares redeemed ..................      (470,942)     (4,391,536)          (883,076)     (21,343,538)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........      (250,970)   $ (2,378,058)          (132,609)   $  (2,943,526)
                                     ------------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2004
 Shares sold ......................       638,570    $  7,460,271          1,990,441    $  59,909,040
 Shares redeemed ..................      (939,068)    (11,079,935)        (1,649,804)     (49,972,475)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........      (300,498)   $ (3,619,664)           340,637    $   9,936,565
                                     ------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ......................       695,151    $  6,239,279          1,435,157    $  35,197,057
 Shares redeemed ..................    (1,285,394)    (11,715,462)        (2,594,409)     (63,019,416)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........      (590,243)   $ (5,476,183)        (1,159,252)   $ (27,822,359)
                                     ------------------------------------------------------------------


                                                             Annual Report  | 83

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     ------------------------------------------------------------------
                                                FRANKLIN                           FRANKLIN
                                         AGGRESSIVE GROWTH FUND              FLEX CAP GROWTH FUND
                                     ------------------------------------------------------------------
                                         SHARES         AMOUNT              SHARES           AMOUNT
                                     ------------------------------------------------------------------
CLASS R SHARES:
Year ended April 30, 2004
 Shares sold ......................       107,070    $  1,244,316          1,105,435    $  35,189,810
 Shares redeemed ..................       (30,443)       (359,534)          (358,673)     (11,616,715)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........        76,627    $    884,782            746,762    $  23,573,095
                                     ------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ......................        66,367    $    599,407            671,792    $  16,429,703
 Shares redeemed ..................        (6,478)        (57,506)           (92,947)      (2,247,765)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........        59,889    $    541,901            578,845    $  14,181,938
                                     ------------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2004
 Shares sold ......................       481,614    $  5,757,414
 Shares redeemed ..................      (534,906)     (6,468,053)
                                     -----------------------------
 Net increase (decrease) ..........       (53,292)   $   (710,639)
                                     -----------------------------
Year ended April 30, 2003
 Shares sold ......................     1,315,569    $ 12,554,862
 Shares redeemed ..................      (376,703)     (3,536,742)
                                     -----------------------------
 Net increase (decrease) ..........       938,866    $  9,018,120
                                     -----------------------------


                                     ------------------------------------------------------------------
                                               FRANKLIN                             FRANKLIN
                                       SMALL CAP GROWTH FUND II             SMALL-MID CAP GROWTH FUND
                                     ------------------------------------------------------------------
                                       SHARES           AMOUNT             SHARES           AMOUNT
                                     ------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2004
 Shares sold ......................    28,958,965   $ 285,878,314         83,840,878   $ 2,362,781,812
 Shares redeemed ..................   (36,149,311)   (356,882,969)       (86,375,716)   (2,472,034,643)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........    (7,190,346)  $ (71,004,655)        (2,534,838)  $  (109,252,831)
                                     ------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ......................    44,133,306   $ 334,297,626         74,703,433   $ 1,695,615,795
 Shares redeemed ..................   (60,785,090)   (446,103,938)       (94,272,674)   (2,141,078,592)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........   (16,651,784)  $(111,806,312)       (19,569,241)  $  (445,462,797)
                                     ------------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2004
 Shares sold ......................       357,221   $   3,406,710            673,893   $    18,894,577
 Shares redeemed ..................    (1,589,381)    (15,341,753)          (110,841)       (3,145,662)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........    (1,232,160)  $ (11,935,043)           563,052   $    15,748,915
                                     ------------------------------------------------------------------
Year ended April 30, 2003 a
 Shares sold ......................     1,106,022   $   8,854,675            392,809   $     8,640,189
 Shares redeemed ..................    (3,017,850)    (21,709,144)           (62,312)       (1,355,319)
                                     ------------------------------------------------------------------
 Net increase (decrease) ..........    (1,911,828)  $ (12,854,469)           330,497   $     7,284,870
                                     ------------------------------------------------------------------


84 |  Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                     -------------------------------------------------------------------
                                               FRANKLIN                             FRANKLIN
                                       SMALL CAP GROWTH FUND II             SMALL-MID CAP GROWTH FUND
                                     -------------------------------------------------------------------
                                        SHARES          AMOUNT               SHARES          AMOUNT
                                     -------------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2004
 Shares sold ......................     1,277,497   $  12,029,685          3,703,877   $   100,535,064
 Shares redeemed ..................    (4,105,939)    (39,752,119)        (5,528,554)     (152,358,231)
                                     -------------------------------------------------------------------
 Net increase (decrease) ..........    (2,828,442)  $ (27,722,434)        (1,824,677)  $   (51,823,167)
                                     -------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ......................     2,720,470   $  21,478,940          3,311,314   $    73,818,256
 Shares redeemed ..................    (6,186,534)    (44,650,649)        (8,497,251)     (187,077,627)
                                     -------------------------------------------------------------------
 Net increase (decrease) ..........    (3,466,064)  $ (23,171,709)        (5,185,937)  $  (113,259,371)
                                     -------------------------------------------------------------------
CLASS R SHARES:
Year ended April 30, 2004
 Shares sold ......................       505,463   $   4,850,353          1,085,793   $    31,327,991
 Shares redeemed ..................      (416,549)     (4,295,555)          (346,186)      (10,165,361)
                                     -------------------------------------------------------------------
 Net increase (decrease) ..........        88,914   $     554,798            739,607   $    21,162,630
                                     -------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ......................       377,262   $   2,758,750            748,373   $    16,754,644
 Shares redeemed ..................       (83,315)       (569,458)          (128,004)       (2,880,332)
                                     -------------------------------------------------------------------
 Net increase (decrease) ..........       293,947   $   2,189,292            620,369   $    13,874,312
                                     -------------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2004
 Shares sold ......................     4,517,304   $  46,643,112          6,054,522   $   172,876,738
 Shares redeemed ..................    (2,700,679)    (26,870,565)        (6,817,872)     (193,670,009)
                                     -------------------------------------------------------------------
 Net increase (decrease) ..........     1,816,625   $  19,772,547           (763,350)  $   (20,793,271)
                                     -------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ......................     7,463,918   $  57,978,761          5,626,769   $   130,408,284
 Shares redeemed ..................    (5,501,092)    (40,675,997)        (5,291,663)     (119,966,687)
                                     -------------------------------------------------------------------
 Net increase (decrease) ..........     1,962,826   $  17,302,764            335,106   $    10,441,597
                                     -------------------------------------------------------------------

a For the period July 1, 2002 (effective date) to April 30, 2003 for the Franklin Small-Mid Cap Growth Fund.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------------------------
  ENTITY                                                           AFFILIATION
-----------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                Investment manager
  Franklin Templeton Services LLC (FT Services)                    Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)              Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)     Transfer agent


                                                             Annual Report  | 85

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Aggressive Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         .500%          First $500 million
         .400%          Over $500 million, up to and including $1 billion
         .350%          Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         .550%          First $500 million
         .450%          Over $500 million, up to and including $1 billion
         .400%          Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Aggressive Growth Fund and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of .20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                   -------------------------------------------------------------
                       FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                      AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                      GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                   -------------------------------------------------------------
Class A .........         .35%          .25%           .35%            .25%
Class B .........        1.00%         1.00%          1.00%           1.00%
Class C .........        1.00%         1.00%          1.00%           1.00%
Class R .........         .50%          .50%           .50%            .50%


86 |  Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Distributors has advised the Funds it paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                          -------------------------------------------------------------
                                             FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                            AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                            GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                          -------------------------------------------------------------
Net commissions paid ...................       $142,574    $1,337,210        $415,935      $2,544,197
Contingent deferred sales charges ......       $ 67,969    $  241,398        $343,409      $  522,147

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                          -------------------------------------------------------------
                                             FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                            AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                            GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                          -------------------------------------------------------------
Transfer agent fees ....................       $661,732    $3,373,593      $1,741,622     $10,519,383


4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At April 30, 2004, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                 -------------------------------
                                                     FRANKLIN         FRANKLIN
                                                    AGGRESSIVE        FLEX CAP
                                                   GROWTH FUND      GROWTH FUND
                                                 -------------------------------
Capital loss carryovers expiring in:
 2009 ........................................... $ 15,017,317     $ 46,037,885
 2010 ...........................................  129,882,253      257,531,218
 2011 ...........................................   47,112,100      191,041,838
                                                 -------------------------------
                                                  $192,011,670     $494,610,941
                                                 ===============================

                                                 -------------------------------
                                                    FRANKLIN         FRANKLIN
                                                    SMALL CAP      SMALL-MID CAP
                                                 GROWTH FUND II     GROWTH FUND
                                                 -------------------------------
Capital loss carryovers expiring in:
 2010 ...........................................  $ 28,155,164  $           --
 2011 ...........................................   233,723,896   1,316,991,012
                                                 -------------------------------
                                                   $261,879,060  $1,316,991,012
                                                 ===============================


                                                             Annual Report  | 87

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

At April 30, 2004, the Franklin Small Cap Growth Fund II has deferred currency losses occurring subsequent to October 31, 2003 of $47,540. For tax purposes, such losses will be reflected in the year ending April 30, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At April 30, 2004, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                --------------------------------
                                                    FRANKLIN        FRANKLIN
                                                   AGGRESSIVE       FLEX CAP
                                                   GROWTH FUND     GROWTH FUND
                                                --------------------------------
Cost of investments ..........................    $148,785,165   $1,476,837,981
                                                ================================
Unrealized appreciation ......................    $ 20,604,159   $  539,670,495
Unrealized depreciation ......................      (4,657,486)     (48,123,554)
                                                --------------------------------
Net unrealized appreciation (depreciation) ...    $ 15,946,673   $  491,546,941
                                                ================================


                                              ----------------------------------
                                                   FRANKLIN          FRANKLIN
                                                   SMALL CAP       SMALL-MID CAP
                                                GROWTH FUND II      GROWTH FUND
                                              ----------------------------------
Cost of investments ..........................  $1,193,519,829   $7,925,015,715
                                              ==================================
Unrealized appreciation ......................  $  314,482,889   $1,739,444,986
Unrealized depreciation ......................     (55,686,100)    (639,654,707)
                                              ----------------------------------
Net unrealized appreciation (depreciation) ...  $   258,796,789  $1,099,790,279
                                              ==================================


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended April 30, 2004 were as follows:

               -----------------------------------------------------------------
                  FRANKLIN         FRANKLIN        FRANKLIN         FRANKLIN
                 AGGRESSIVE        FLEX CAP        SMALL CAP      SMALL-MID CAP
                 GROWTH FUND      GROWTH FUND   GROWTH FUND II     GROWTH FUND
               -----------------------------------------------------------------
Purchases ...   $164,549,418     $796,064,057    $638,965,928    $4,495,378,088
Sales .......   $165,234,170     $646,244,493    $738,346,709    $4,147,148,283


88 |  Annual Report

Franklin Strategic Series

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


8. RESTRICTED SECURITIES

At April 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At April 30, 2004, the Funds held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

------------------------------------------------------------------------------------------------------------
  SHARES/                                                        ACQUISITION
  WARRANTS      ISSUER                                              DATE           COST          VALUE
------------------------------------------------------------------------------------------------------------
  FRANKLIN AGGRESSIVE GROWTH FUND
       40,107   Xicor Inc., wts., 144A, 11/19/06
                 (.13% OF NET ASSETS) ..........................   11/19/01     $   153,209   $   201,097
                                                                                              ===========
  FRANKLIN FLEX CAP GROWTH FUND
      145,772   Anda Networks Inc., cvt. pfd., D ...............    3/24/00     $ 2,000,000   $        --
      142,857   Biomarin Pharmaceutical Inc., wts., 5/17/04 ....    5/17/01              14            --
    2,227,171   Fibrogen Inc., cvt. pfd., E ....................    5/19/00       9,999,998     7,706,012
      124,712   Kestrel Solutions Inc., cvt. pfd., D ...........    1/20/00       1,624,997            --
      772,727   Masimo Corp., cvt. pfd., F .....................    5/15/00       8,499,997     4,249,998
      200,535   Xicor Inc., wts., 144A, 11/19/06 ...............   11/19/01         766,043     1,005,481
                                                                                              -----------
                TOTAL RESTRICTED SECURITIES (.7% OF NET ASSETS) ...........................   $12,961,491
                                                                                              ===========

  FRANKLIN SMALL CAP GROWTH FUND II
      387,700   Xicor Inc., wts., 144A, 11/19/06
                 (.13% OF NET ASSETS) ..........................   11/19/01     $ 1,481,014   $ 1,943,928
                                                                                              ===========

  FRANKLIN SMALL-MID CAP GROWTH FUND
     107,456    3Ware Inc., cvt. pfd., A-1 .....................   12/17/02     $ 1,010,086   $ 4,926,858
        8,555   3Ware Inc. .....................................    7/02/03       4,770,822       392,247
      364,431   Anda Networks, cvt. pfd., D ....................    3/24/00       5,000,000            --
    1,792,573   Foveon Inc., 144A ..............................    4/08/02      13,999,995     1,792,573
     239,831    Kestrel Solutions, cvt. pfd., D ................    1/20/00       3,124,998            --
      682,128   Mirapoint Inc., 144A ...........................    9/09/99       4,999,998            --
                                                                                              -----------
                TOTAL RESTRICTED SECURITIES (.08% OF NET ASSETS) ..........................   $ 7,111,678
                                                                                              ===========


                                                             Annual Report  | 89

Franklin Strategic Series

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund at April 30, 2004 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                                NUMBER OF                            NUMBER OF
                                               SHARES HELD                          SHARES HELD
                                               AT BEGINNING    GROSS      GROSS        AT END     VALUE AT    DIVIDEND   REALIZED
  NAME OF ISSUER                                 OF YEAR     ADDITIONS  REDUCTIONS    OF YEAR    END OF YEAR   INCOME   GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II
  XICOR Inc. ..................................   1,292,334         --          --    1,292,334 $          a$       -- $         --
  FRANKLIN SMALL-MID CAP GROWTH FUND
  Alaska Communications Systems Holdings Inc. .   2,411,700         --   1,994,100      417,600 $          a$       -- $(16,150,816)
  Atlantic Coast Airlines Holdings Inc. .......   2,800,000         --   2,800,000           --           --        --   21,227,106
  Atwood Oceanics Inc. ........................   1,116,600         --   1,116,600           --           --        --  (14,255,686)
  Cabot Corp. .................................   1,906,300  1,326,300          --    3,232,600  109,261,880 1,379,419           --
  Core Laboratories NV (Netherlands) ..........   1,900,000         --     900,000    1,000,000            a        --    5,041,201
  Gibraltar Steel Corp. .......................   1,012,800         --      44,700      968,100   23,815,260   176,270      204,500
  Grey Wolf Inc. ..............................  11,345,600         --   4,158,900    7,186,700            a        --    5,916,033
  Gymboree Corp. ..............................   1,071,400  1,611,000      71,100    2,611,300   46,089,445        --      268,250
  Hewitt Associates Inc. ......................     523,600  1,068,800          --    1,592,400   49,221,084        --           --
  Learning Tree International Inc. ............   1,064,000         --   1,064,000           --           --        --  (31,555,145)
  Mettler-Toledo International Inc.
   (Switzerland) ..............................   2,931,600         --     417,200    2,514,400  112,695,408        --    9,757,464
  Micrel Inc. .................................   5,010,000         --   2,318,600    2,691,400            a        --    3,150,488
  Silicon Valley Bancshares ...................   2,840,000         --   2,840,000           --           --        --   31,207,427
  Tektronix Inc. ..............................   5,438,200         --     293,100    5,145,100  152,294,960   640,860    2,524,508
                                                                                                ------------------------------------
  TOTAL NON-CONTROLLED AFFILIATED ISSUERS ..................................................... $493,378,037$2,196,549 $ 17,335,330
                                                                                                ====================================

a As of April 30, 2004, no longer an affiliate.


10. REGULATORY MATTERS


MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.


GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or


90 |  Annual Report

Franklin Strategic Series

10. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS (CONTINUED)

subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Trust's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.


                                                             Annual Report  | 91

Franklin Strategic Series

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


92 |  Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Series (the "Fund") at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 9, 2004


                                                             Annual Report  | 93

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS              POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 FRANK H. ABBOTT, III (83)          Trustee        Since 1991       112                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------

 HARRIS J. ASHTON (71)              Trustee        Since 1991       141                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                          company).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

 S. JOSEPH FORTUNATO (71)           Trustee        Since 1991       142                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

 EDITH E. HOLIDAY (52)              Trustee        Since 1998       97                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                          (exploration and refining of oil and
 San Mateo, CA 94403-1906                                                                      gas); H.J. Heinz Company (processed
                                                                                               foods and allied products); RTI
                                                                                               International Metals, Inc. (manufac-
                                                                                               ture and distribution of titanium);
                                                                                               and Canadian National Railway
                                                                                               (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

 FRANK W.T. LAHAYE (75)             Trustee        Since 1991       114                        Director, The California Center for
 One Franklin Parkway                                                                          Land Recycling (redevelopment).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


94 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS              POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 GORDON S. MACKLIN (76)             Trustee        Since 1992       141                        Director, White Mountains Insurance
 One Franklin Parkway                                                                          Group, Ltd. (holding company);
 San Mateo, CA 94403-1906                                                                      Martek Biosciences Corporation;
                                                                                               MedImmune, Inc. (biotechnology);
                                                                                               and Overstock.com (Internet servic-
                                                                                               es); and FORMERLY, Director, MCI
                                                                                               Communication Corporation (subse-
                                                                                               quently known as MCI WorldCom,
                                                                                               Inc. and WorldCom, Inc.) (communi-
                                                                                               cations services) (1988-2002) and
                                                                                               Spacehab, Inc. (aerospace services)
                                                                                               (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS              POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 **HARMON E. BURNS (59)             Trustee and    Trustee since    38                         None
 One Franklin Parkway               Vice President 1993 and Vice
 San Mateo, CA 94403-1906                          President since
                                                   1991
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 **CHARLES B. JOHNSON (71)          Trustee and    Trustee since    141                        None
 One Franklin Parkway               Chairman of    1991 and
 San Mateo, CA 94403-1906           the Board      Chairman of the
                                                   Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report  | 95

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS              POSITION          TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 **RUPERT H. JOHNSON, JR. (63)      Trustee,          Trustee since    124                        None
 One Franklin Parkway               President and     1991, President
 San Mateo, CA 94403-1906           Chief Executive   since 1993 and
                                    Officer -         Chief Executive
                                    Investment        Officer -
                                    Management        Investment
                                                      Management
                                                      since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 MARTIN L. FLANAGAN (43)            Vice President    Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 JIMMY D. GAMBILL (56)              Senior Vice       Since 2002       Not Applicable             None
 500 East Broward Blvd.             President and
 Suite 2100                         Chief Executive
 Fort Lauderdale, FL 33394-3091     Officer -
                                    Finance and
                                    Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 DAVID P. GOSS (56)                 Vice President    Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


96 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS              POSITION          TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 BARBARA J. GREEN (56)              Vice President    Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

 EDWARD B. JAMIESON (55)            Vice President    Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
 and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 DIOMEDES LOO-TAM (65)              Treasurer         Since March 2004 Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel
 Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000);
 and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------

 MICHAEL O. MAGDOL (66)             Vice President    Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                   - AML                                                         Chemicals, Inc. and Lingnan
 Rockefeller Center                 Compliance                                                    Foundation.
 New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report  | 97

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS              POSITION          TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 CHRISTOPHER J. MOLUMPHY (42)       Vice President    Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906


------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

 MURRAY L. SIMPSON (66)             Vice President    Since 2000       Not Applicable             None
 One Franklin Parkway               and Secretary
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

 GALEN G. VETTER (52)               Chief Financial   Since May 2004   Not Applicable             None
 500 East Broward Blvd.             Officer
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton
Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE
FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND
RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS
DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT
IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH
ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF
QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S.
TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE
SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A
MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF
TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL
STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND
ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY
COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN
UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT
SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT
CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


98 |  Annual Report

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.


                                                             Annual Report  | 99

                       This page intentionally left blank.

Literature Request


For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government
  Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama                             Michigan 8
Arizona                             Minnesota 8
California 9                        Missouri
Colorado                            New Jersey
Connecticut                         New York 9
Florida 9                           North Carolina
Georgia                             Ohio 8
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 8                     Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders as well as select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
8. Portfolio of insured municipal securities.
9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


02/04                                              Not part of the annual report

[GRAPHIC OMITTED]

Franlkin Templeton logo



One Franklin Parkway
San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Strategic Series



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FSS1 A2004 06/04




















                                 APRIL 30, 2004

                                         Franklin Biotechnology
                                         Discovery Fund

                                         Franklin Global
                                         Communications Fund

                                         Franklin Global Health Care Fund

                                         Franklin Natural Resources Fund

                                         Franklin Technology Fund

[GRAPHIC OMITTED]

        ANNUAL REPORT AND SHAREHOLDER LETTER            SECTOR

                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                FRANKLIN STRATEGIC SERIES
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     see inside for details.

                               [GRAPHIC OMITTED]
                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

                 Contents

SHAREHOLDER LETTER ..................... 1

ANNUAL REPORT

Franklin Biotechnology
Discovery Fund .........................  3

Franklin Global
Communications Fund .................... 10

Franklin Global
Health Care Fund ....................... 17

Franklin Natural
Resources Fund ......................... 24

Franklin
Technology Fund ........................ 31

Financial Highlights and
Statements of Investments .............. 40

Financial Statements ................... 67

Notes to
Financial Statements ................... 76

Report of Independent
Registered Public
Accounting Firm ........................ 89

Tax Designation ........................ 90

Board Members and
Officers ............................... 91

Proxy Voting Policies and
Procedures ............................. 96
--------------------------------------------------------------------------------

Annual Report

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its assets in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

We are pleased to bring you Franklin Biotechnology Discovery Fund's annual report covering the fiscal year ended April 30, 2004.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A delivered a +42.98% cumulative total return for the 12 months ended April 30, 2004. The Fund outperformed its narrow benchmark, the NASDAQ Biotechnology Index, which returned 36.16% over the same period. 1 The Fund also outperformed the broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500) and NASDAQ Composite Index, which returned 22.87% and 31.79%. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major

[sidebar]
PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 4/30/04

Biotechnology                                           87.3%
Other Pharmaceuticals                                    6.5%
Medical Specialties                                      1.9%
Services to the Health Industry                          0.2%
Short-Term Investments & Other Net Assets                4.1%

1. Source: Standard & Poor's Micropal. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies. The indexes are unmanaged, and the S&P 500 and NASDAQ Composite Index include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 41.

                                                               Annual Report | 3
currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%. 1 As economic data improved, interest rates on some bonds decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

The biotechnology sector experienced strong performance during the Fund's fiscal year, driven largely by positive fundamental developments. The Food and Drug Administration (FDA) approved many new drugs during the period, including Avastin, Erbitux, FluMist, Velcade, Raptiva, Xolair and Emtriva. Some newly approved drugs hold the potential to accelerate revenues and earnings growth at profitable, more mature biotechnology companies, while others can vault development-stage biotechnology companies into their commercial phase and could advance them toward profitability.

2. Source: Bureau of Labor Statistics.

4 |  Annual Report

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

MANAGER'S DISCUSSION

In addition to numerous drug approvals during the year, exciting clinical trial results also benefited the sector, particularly the survival benefits demonstrated by Genentech's Avastin in colorectal cancer and OSI Pharmaceuticals' Tarceva in non-small cell lung cancer. Because Genentech is the world's second largest biotechnology company, an improved outlook for Genentech generated excitement for the entire sector. The clinical trial showed that patients treated with a combination of Avastin and chemotherapy increased their survival time by 30%, which positioned Avastin as a first-line treatment for colorectal cancer. Secondarily, this situation provided Genentech a major market opportunity. As Genentech was a significant Fund position, it was the most important contributor to Fund performance during the period.

The second largest contributor, in terms of absolute performance, was Biogen Idec, whose stock rose dramatically in February 2004 after the company announced that it would file a new drug application with the FDA for its multiple sclerosis treatment Antegren, about a year earlier than expected. This announcement implied that the company achieved some promising initial results in phase III trials. Given the size of the multiple sclerosis patient population, we believe Antegren has significant potential and could substantially accelerate revenues and earnings growth for Biogen Idec for several years. Consistent with our strategy, we continue to hold Biogen Idec.

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin Biotechnology Discovery Fund
4/30/04

----------------------------------------------
  COMPANY                         % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY        NET ASSETS
----------------------------------------------
  Gilead Sciences Inc.                  8.1%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
 Amgen Inc.                             7.0%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
  Genentech Inc.                        6.3%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
  Biogen Idec Inc.                      5.2%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
  Celgene Corp.                         4.3%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
  OSI Pharmaceuticals Inc.              4.0%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
  Genzyme Corp.- General Division       3.8%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
  MGI Pharma Inc.                       2.9%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
  Kosan Biosciences Inc.                2.1%
   BIOTECHNOLOGY, U.S.
----------------------------------------------
  NPS Pharmaceuticals Inc.              2.1%
   BIOTECHNOLOGY, U.S.
----------------------------------------------

                                                               Annual Report | 5

The largest detractor from Fund performance during the fiscal year was MedImmune. Although we significantly reduced our position in prior periods, MedImmune stock's poor performance, particularly relative to the biotechnology sector's strong performance overall, negatively impacted the Fund. The primary reason for MedImmune's price decline was the disappointing launch of FluMist, the company's intranasal flu vaccine. The main obstacles to FluMist's adoption were its high price, need for frozen storage and its approval only for a narrow group of users. Subsequently, Wyeth withdrew from its partnership with MedImmune, leaving MedImmune with exclusive rights to the compound and further dependent on the drug's future success.

Chiron also hindered Fund performance during the reporting period. Although the company's stock did well in the first part of the period as its acquisition of U.K. biotechnology company Powderject was well received, the stock underperformed in the latter part largely due to drug development pipeline disappointments.

We appreciate your participation in Franklin Biotechnology Discovery Fund and look forward to serving your future investment needs.

[EVAN MCCULLOCH PHOTO OMITTED]
                              /s/ Evan McCulloch

                              Evan McCulloch, CFA
                              Portfolio Manager
                              Franklin Biotechnology Discovery Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

6 |  Annual Report

Performance Summary as of 4/30/04

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

----------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04          4/30/03
----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                +$16.00            $53.26           $37.26
-----------------------------------------------------------------------------------------------------------



PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

-----------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR   INCEPTION (9/15/97)
----------------------------------------------------------------------------------------------------------
  Cumulative Total Return  2                           +42.98%          +128.67%         +118.21%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                        +34.77%           +16.60%          +11.50%
-----------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $13,477           $21,550          $20,562
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                   +42.53%           +15.35%          +11.13%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

           Annual Report|Past performance does not guarantee future results. | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The indexes are unmanaged. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Biotechnology Discovery Fund - Class A to that of the S&P 500 6 and the Nasdaq Biotechnology Index 6 based on a $10,000 investment from 9/15/97 to 4/30/04.

Class A (9/15/97-4/30/04)

                        Franklin
                     Biotechnology                                   Nasdaq
                       Discovery                                  Biotechnology
                         Fund            S&P 500 6                   Index 6
9/15/97                 $9,423            $10,000                   $10,000
9/30/97                $10,019            $10,274                   $10,472
10/31/97                $9,668             $9,931                    $9,841
11/30/97                $9,514            $10,390                    $9,595
12/31/97                $8,774            $10,569                    $9,279
1/31/98                 $9,121            $10,685                    $9,247
2/28/98                 $9,665            $11,456                    $9,641
3/31/98                 $9,514            $12,042                   $10,362
4/30/98                $10,156            $12,163                   $10,129
5/31/98                 $9,843            $11,954                    $9,775
6/30/98                 $8,932            $12,439                    $9,711
7/31/98                 $8,592            $12,307                   $10,005
8/31/98                 $6,678            $10,530                    $7,806
9/30/98                 $7,988            $11,204                    $9,750
10/31/98                $8,660            $12,115                   $10,564
11/30/98                $9,189            $12,849                   $10,931
12/31/98                $9,715            $13,589                   $13,388
1/31/99                $10,195            $14,157                   $14,757
2/28/99                 $9,365            $13,717                   $13,893
3/31/99                 $9,200            $14,265                   $15,255
4/30/99                 $8,992            $14,818                   $13,917
5/31/99                 $9,061            $14,468                   $14,987
6/30/99                 $9,957            $15,271                   $15,528
7/31/99                $11,053            $14,795                   $17,535
8/31/99                $12,064            $14,721                   $19,237
9/30/99                $11,918            $14,318                   $18,044
10/31/99               $12,148            $15,224                   $18,350
11/30/99               $13,728            $15,533                   $20,725
12/31/99               $19,227            $16,448                   $26,995
1/31/00                $23,031            $15,621                   $31,098
2/29/00                $35,831            $15,326                   $45,196
3/31/00                $27,186            $16,824                   $33,560
4/30/00                $23,270            $16,318                   $29,168
5/31/00                $22,165            $15,984                   $28,353
6/30/00                $31,095            $16,379                   $37,250
7/31/00                $28,981            $16,123                   $34,395
8/31/00                $34,969            $17,124                   $41,726
9/30/00                $35,739            $16,220                   $40,263
10/31/00               $32,238            $16,151                   $36,987
11/30/00               $26,578            $14,879                   $32,110
12/31/00               $28,183            $14,952                   $33,202
1/31/01                $26,091            $15,482                   $31,920
2/28/01                $23,767            $14,071                   $29,461
3/31/01                $19,122            $13,180                   $23,468
4/30/01                $22,307            $14,204                   $27,919
5/31/01                $23,246            $14,299                   $30,237
6/30/01                $24,338            $13,951                   $31,035
7/31/01                $21,006            $13,814                   $26,607
8/31/01                $21,327            $12,950                   $26,881
9/30/01                $18,543            $11,904                   $22,737
10/31/01               $20,694            $12,131                   $26,442
11/30/01               $22,060            $13,061                   $28,968
12/31/01               $22,412            $13,176                   $27,822
1/31/02                $19,782            $12,984                   $23,880
2/28/02                $18,728            $12,733                   $22,812
3/31/02                $19,145            $13,212                   $23,660
4/30/02                $16,493            $12,412                   $19,941
5/31/02                $15,269            $12,321                   $17,754
6/30/02                $13,528            $11,443                   $15,615
7/31/02                $13,424            $10,551                   $15,716
8/31/02                $12,783            $10,621                   $14,980
9/30/02                $12,212             $9,467                   $14,234
10/31/02               $13,080            $10,300                   $15,657
11/30/02               $14,030            $10,905                   $17,080
12/31/02               $12,891            $10,265                   $15,211
1/31/03                $12,571             $9,997                   $14,883
2/28/03                $12,435             $9,846                   $14,676
3/31/03                $13,184             $9,941                   $15,680
4/30/03                $14,381            $10,760                   $17,577
5/31/03                $16,489            $11,327                   $20,907
6/30/03                $16,107            $11,471                   $20,578
7/31/03                $17,451            $11,674                   $22,433
8/31/03                $17,462            $11,901                   $22,680
9/30/03                $17,366            $11,775                   $22,057
10/31/03               $17,466            $12,441                   $21,897
11/30/03               $17,674            $12,550                   $21,287
12/31/03               $18,505            $13,208                   $22,169
1/31/04                $19,246            $13,450                   $23,718
2/29/04                $19,682            $13,637                   $23,875
3/31/04                $19,937            $13,431                   $23,821
4/30/04                $20,562            $13,221                   $23,933

[sidebar]
AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------------
  CLASS A                                4/30/04
-----------------------------------------------------
  1-Year                                 +34.77%
-----------------------------------------------------
  5-Year                                 +16.60%
-----------------------------------------------------
  Since Inception (9/15/97)              +11.50%
-----------------------------------------------------

8 |  Past performance does not guarantee future results.|Annual Report

ENDNOTES

INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN THE BIOTECHNOLOGY SECTOR INVOLVES SPECIAL RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES ARE OFTEN SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns include reinvested dividends.

         Annual Report | Past performance does not guarantee future results. | 9

Franklin Global Communications Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Global Communications Fund seeks capital appreciation and current dividend and interest income by investing at least 80% of its assets in equity securities of companies that are involved in producing communications services and communications equipment.


-----------------------------------------------------
GEOGRAPHIC DISTRIBUTION
Franklin Global Communications Fund
Based on Total Net Assets as of 4/30/04

[GRAPHIC OMITTED]
North America .............................. 59.5%
Europe ..................................... 22.5%
Latin America ..............................  6.4%
Australia & New Zealand ....................  5.2%
Asia .......................................  3.7%
Short-Term Investments &
Other Net Assets ...........................  2.7%
-----------------------------------------------------

This annual report for Franklin Global Communications Fund covers the fiscal year ended April 30, 2004.

PERFORMANCE OVERVIEW

Franklin Global Communications Fund - Class A delivered a +28.89% cumulative total return for the 12 months ended April 30, 2004. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 22.87% for the same period. 1 Because the Fund invests in only a few of the index's sectors, performance of the Fund and the S&P 500 are not directly comparable. The Fund underperformed the Lipper Telecommunications Funds Objective Average's 38.67% return for the same 12-month period. 2 You can find

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Lipper Inc. The Lipper Telecommunications Funds Objective Average comprised 30 telecommunications mutual funds for the 12-month period ended 4/30/04. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 47.

10 |  Annual Report

[sidebar]
[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as of 4/30/04

Wireless Communications                      23.1%
Major Telecommunications                     18.5%
Telecommunications Equipment                 10.7%
Media Conglomerates                           6.1%
Broadcasting                                  5.8%
Computer Communications                       5.0%
Specialty Telecommunications                  4.6%
Publishing: Newspapers                        3.7%
Internet Software & Services                  3.5%
Cable & Satellite TV                          3.0%
Movies & Entertainment                        2.6%
Packaged Software                             2.5%
Semiconductors                                2.3%
Other                                         5.9%
Short-Term Investments & Other Net Assets     2.7%

the Fund's long-term performance data in the Performance Summary beginning on page 14.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 3 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%. 4 As economic data improved, interest rates on some bonds decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

                                                              Annual Report | 11

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin Global Communications Fund
4/30/04

----------------------------------------------
 COMPANY                        % OF TOTAL
 SECTOR/INDUSTRY, COUNTRY       NET ASSETS
----------------------------------------------
  Vodafone Group PLC, ADR             4.6%
   WIRELESS COMMUNICATIONS, U.K.
----------------------------------------------
  America Movil SA de CV, L, ADR      3.3%
   WIRELESS COMMUNICATIONS, MEXICO
----------------------------------------------
  Verizon Communications Inc.         3.1%
   MAJOR TELECOMMUNICATIONS, U.S.
----------------------------------------------
  News Corp. Ltd., ADR, pfd.          3.1%
   MEDIA CONGLOMERATES, AUSTRALIA
----------------------------------------------
  NII Holdings Inc., B                2.9%
   WIRELESS COMMUNICATIONS, U.S.
----------------------------------------------
  EMI Group PLC                       2.6%
   MOVIES & Entertainment, U.K.
----------------------------------------------
  BellSouth Corp.                     2.6%
   MAJOR TELECOMMUNICATIONS, U.S.
----------------------------------------------
  Telefonica SA, ADR                  2.6%
   MAJOR TELECOMMUNICATIONS, SPAIN
----------------------------------------------
  Symantec Corp.                      2.5%
   PACKAGED SOFTWARE, U.S.
----------------------------------------------
  Viacom Inc., A & B                  2.5%
   MEDIA CONGLOMERATES, U.S.
----------------------------------------------

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned to grow earnings and cash flow at a faster pace than is implied by the security's current valuation. We consider a company's market price relative to our evaluation of its long-term earnings, asset value and cash flow potential. The quality of the management team and the company's strategic position within its industry are also major considerations in our investment process. We also consider investment themes that we believe may have possible effects on the communications sector and individual companies.

MANAGER'S DISCUSSION

The Fund benefited from several global wireless communications holdings during the fiscal year under review. For example, Western Wireless was a strong contributor to Fund performance. Consistent with our strategy, we originally purchased shares of the company because we believed it had a strong and experienced management team. We thought Western's stock had an attractive valuation at our time of purchase, especially in light of our view that the company had strong fundamentals.

Another significant contributor to Fund performance during the period was NII Holdings, a wireless service provider that operates in Mexico, Brazil, Argentina and Peru. Consistent with our strategy, we bought the stock because of its attractive valuation and the company's strong management team. The company has been able to increase its subscriber base and maintain profitability over the past several quarters.

Tektronix also benefited the Fund during the period. Tektronix manufactures, markets and services test and measurement equipment to multiple industries including computing, communications, semiconductors, broadcasting, education, government, military, aerospace, research, automotive and consumer electronics. During the period, the company reported increased earnings, which reflected higher demand for mobile protocol testing tools.

Despite the Fund's solid return for the fiscal year, there were a few disappointments in the portfolio. Nortel Networks supplies products and services that support the Internet and other public and private data, voice and multimedia communications networks using wireline and wireless technologies. During the period, the stock declined after the company delayed filing its financial statements. We continued to own the stock at period-end because we viewed its risk-reward profile as attractive.

12 |  Annual Report

Avaya, a provider of communications systems, applications and services for businesses, government agencies and other organizations, also hindered Fund performance. Avaya is a leading provider of Voice over Internet Protocol (VoIP) technology, which helps customers converge voice, data and other traffic across a unified network. Despite the stock's lackluster performance, we believed in the long-term market potential of VoIP technology and, in line with our investment strategy, we continued to hold the stock at period-end. Extreme Networks was another disappointment during the Fund's fiscal year. The company supplies network infrastructure equipment for corporate, government, education and health care enterprises and metropolitan service providers.

We appreciate your participation in Franklin Global Communications Fund and look forward to serving your future investment needs.

[GRANT BOWERS PHOTO OMITTED]
                                      /s/ Grant Bowers
                                      ----------------
                                      Grant Bowers
                                      Portfolio Manager
                                      Franklin Global Communications Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                              Annual Report | 13

Performance Summary as of 4/30/04

FRANKLIN GLOBAL COMMUNICATIONS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.71             $7.63            $5.92
--------------------------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.60             $7.33            $5.73
--------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.60             $7.34            $5.74
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +28.89%         -40.05%           +22.73%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +21.50%         -10.80%            +1.47%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,150          $5,649           $11,566
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                    +41.40%          -8.38%            +2.16%
---------------------------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +27.75%         -42.23%           -38.29%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +23.75%         -10.66%            -8.79%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,375          $5,691            $6,125
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                    +44.85%          -8.25%            -7.95%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +27.87%         -42.25%           +11.98%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +26.87%         -10.40%            +1.26%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,687          $5,775           $11,198
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                    +47.94%          -7.98%            +1.91%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

14 |  Past performance does not guarantee future results.|Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Global Communications Fund - Class A to that of the S&P 500 5 based on a $10,000 investment from 5/1/94 to 4/30/04.

Class A (5/1/94-4/30/04)

                    Franklin Global
                    Communications       S&P 500 5
5/1/1994                $9,424            $10,000
5/31/1994               $9,424            $10,163
6/30/1994               $9,058             $9,915
7/31/1994               $9,463            $10,240
8/31/1994               $9,682            $10,659
9/30/1994               $9,541            $10,399
10/31/1994              $9,619            $10,632
11/30/1994              $9,253            $10,245
12/31/1994              $9,087            $10,397
1/31/1995               $9,286            $10,666
2/28/1995               $9,365            $11,082
3/31/1995               $9,468            $11,408
4/30/1995               $9,723            $11,744
5/31/1995              $10,271            $12,212
6/30/1995              $10,222            $12,496
7/31/1995              $10,426            $12,910
8/31/1995              $10,296            $12,942
9/30/1995              $10,785            $13,488
10/31/1995             $10,801            $13,440
11/30/1995             $11,160            $14,029
12/31/1995             $11,583            $14,299
1/31/1996              $11,801            $14,785
2/29/1996              $11,818            $14,923
3/31/1996              $11,792            $15,067
4/30/1996              $11,985            $15,288
5/31/1996              $12,220            $15,682
6/30/1996              $12,431            $15,742
7/31/1996              $11,928            $15,047
8/31/1996              $12,286            $15,365
9/30/1996              $12,448            $16,229
10/31/1996             $12,763            $16,676
11/30/1996             $13,248            $17,935
12/31/1996             $13,321            $17,580
1/31/1997              $14,005            $18,678
2/28/1997              $13,939            $18,825
3/31/1997              $13,434            $18,052
4/30/1997              $13,537            $19,129
5/31/1997              $14,548            $20,293
6/30/1997              $15,081            $21,202
7/31/1997              $15,536            $22,888
8/31/1997              $14,824            $21,606
9/30/1997              $15,840            $22,789
10/31/1997             $15,185            $22,029
11/30/1997             $15,945            $23,048
12/31/1997             $16,913            $23,443
1/31/1998              $16,721            $23,702
2/28/1998              $17,586            $25,411
3/31/1998              $18,879            $26,711
4/30/1998              $18,548            $26,980
5/31/1998              $17,821            $26,517
6/30/1998              $18,376            $27,593
7/31/1998              $18,075            $27,300
8/31/1998              $15,353            $23,357
9/30/1998              $15,998            $24,853
10/31/1998             $16,579            $26,873
11/30/1998             $17,010            $28,501
12/31/1998             $18,008            $30,142
1/31/1999              $18,008            $31,402
2/28/1999              $17,315            $30,427
3/31/1999              $17,838            $31,644
4/30/1999              $19,293            $32,869
5/31/1999              $19,509            $32,094
6/30/1999              $20,535            $33,874
7/31/1999              $20,546            $32,817
8/31/1999              $20,246            $32,655
9/30/1999              $20,315            $31,761
10/31/1999             $22,243            $33,770
11/30/1999             $24,078            $34,456
12/31/1999             $27,300            $36,484
1/31/2000              $27,367            $34,652
2/29/2000              $30,251            $33,996
3/31/2000              $30,305            $37,320
4/30/2000              $26,803            $36,198
5/31/2000              $24,925            $35,457
6/30/2000              $27,260            $36,331
7/31/2000              $25,462            $35,764
8/31/2000              $26,857            $37,984
9/30/2000              $24,738            $35,979
10/31/2000             $23,597            $35,826
11/30/2000             $18,687            $33,004
12/31/2000             $18,448            $33,166
1/31/2001              $20,949            $34,342
2/28/2001              $16,583            $31,212
3/31/2001              $14,446            $29,236
4/30/2001              $16,219            $31,506
5/31/2001              $15,643            $31,718
6/30/2001              $15,067            $30,946
7/31/2001              $14,658            $30,641
8/31/2001              $13,279            $28,725
9/30/2001              $12,020            $26,406
10/31/2001             $11,945            $26,909
11/30/2001             $12,763            $28,973
12/31/2001             $12,945            $29,227
1/31/2002              $11,869            $28,801
2/28/2002              $11,035            $28,245
3/31/2002              $11,338            $29,307
4/30/2002              $10,383            $27,531
5/31/2002              $10,368            $27,329
6/30/2002               $9,277            $25,383
7/31/2002               $8,413            $23,405
8/31/2002               $8,382            $23,558
9/30/2002               $7,579            $21,000
10/31/2002              $8,534            $22,847
11/30/2002              $9,201            $24,190
12/31/2002              $8,489            $22,770
1/31/2003               $8,473            $22,175
2/28/2003               $8,155            $21,842
3/31/2003               $8,140            $22,051
4/30/2003               $8,974            $23,869
5/31/2003               $9,777            $25,125
6/30/2003               $9,929            $25,446
7/31/2003              $10,171            $25,895
8/31/2003              $10,520            $26,399
9/30/2003              $10,429            $26,119
10/31/2003             $11,111            $27,596
11/30/2003             $11,369            $27,839
12/31/2003             $11,793            $29,297
1/31/2004              $12,308            $29,835
2/29/2004              $12,596            $30,250
3/31/2004              $12,218            $29,794
4/30/2004              $11,566            $29,327

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Global Communications Fund - Class B to that of the S&P 500 5 based on a $10,000 investment from 1/1/99 to 4/30/04.

Class B (1/1/99-4/30/04)

                    Franklin Global
                  Communications Fund    S&P 500 5
1/1/1999               $10,000            $10,000
1/31/1999               $9,994            $10,418
2/28/1999               $9,602            $10,094
3/31/1999               $9,886            $10,498
4/30/1999              $10,682            $10,905
5/31/1999              $10,802            $10,647
6/30/1999              $11,355            $11,238
7/31/1999              $11,355            $10,887
8/31/1999              $11,182            $10,834
9/30/1999              $11,214            $10,537
10/31/1999             $12,271            $11,203
11/30/1999             $13,277            $11,431
12/31/1999             $15,044            $12,104
1/31/2000              $15,074            $11,496
2/29/2000              $16,646            $11,279
3/31/2000              $16,668            $12,381
4/30/2000              $14,739            $12,009
5/31/2000              $13,704            $11,763
6/30/2000              $14,970            $12,053
7/31/2000              $13,972            $11,865
8/31/2000              $14,731            $12,601
9/30/2000              $13,562            $11,936
10/31/2000             $12,929            $11,886
11/30/2000             $10,233            $10,949
12/31/2000             $10,100            $11,003
1/31/2001              $11,457            $11,393
2/28/2001               $9,063            $10,355
3/31/2001               $7,883             $9,699
4/30/2001               $8,852            $10,453
5/31/2001               $8,523            $10,523
6/30/2001               $8,211            $10,267
7/31/2001               $7,984            $10,166
8/31/2001               $7,225             $9,530
9/30/2001               $6,534             $8,760
10/31/2001              $6,492             $8,927
11/30/2001              $6,930             $9,612
12/31/2001              $7,031             $9,696
1/31/2002               $6,441             $9,555
2/28/2002               $5,986             $9,371
3/31/2002               $6,146             $9,723
4/30/2002               $5,623             $9,134
5/31/2002               $5,615             $9,067
6/30/2002               $5,025             $8,421
7/31/2002               $4,553             $7,765
8/31/2002               $4,527             $7,816
9/30/2002               $4,089             $6,967
10/31/2002              $4,603             $7,580
11/30/2002              $4,957             $8,025
12/31/2002              $4,569             $7,554
1/31/2003               $4,561             $7,357
2/28/2003               $4,392             $7,246
3/31/2003               $4,384             $7,316
4/30/2003               $4,831             $7,919
5/31/2003               $5,261             $8,335
6/30/2003               $5,337             $8,442
7/31/2003               $5,463             $8,591
8/31/2003               $5,649             $8,758
9/30/2003               $5,590             $8,665
10/31/2003              $5,952             $9,155
11/30/2003              $6,087             $9,236
12/31/2003              $6,306             $9,720
1/31/2004               $6,584             $9,898
2/29/2004               $6,728            $10,036
3/31/2004               $6,525             $9,884
4/30/2004               $6,125             $9,729

          Annual Report|Past performance does not guarantee future results. | 15

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Global Communications Fund - Class C to that of the S&P 500 5 based on a $10,000 investment from 5/1/95 to 4/30/04.

Class C (5/1/95-4/30/04)


                    Franklin Global
                  Communications Fund    S&P 500 5
5/1/1995               $10,000            $10,000
5/31/1995              $10,608            $10,399
6/30/1995              $10,552            $10,640
7/31/1995              $10,745            $10,993
8/31/1995              $10,611            $11,020
9/30/1995              $11,099            $11,485
10/31/1995             $11,116            $11,444
11/30/1995             $11,470            $11,946
12/31/1995             $11,941            $12,176
1/31/1996              $12,149            $12,590
2/29/1996              $12,157            $12,707
3/31/1996              $12,123            $12,829
4/30/1996              $12,313            $13,018
5/31/1996              $12,546            $13,354
6/30/1996              $12,752            $13,404
7/31/1996              $12,236            $12,813
8/31/1996              $12,595            $13,083
9/30/1996              $12,744            $13,819
10/31/1996             $13,059            $14,200
11/30/1996             $13,541            $15,272
12/31/1996             $13,613            $14,970
1/31/1997              $14,295            $15,905
2/28/1997              $14,227            $16,029
3/31/1997              $13,699            $15,372
4/30/1997              $13,795            $16,289
5/31/1997              $14,823            $17,280
6/30/1997              $15,371            $18,054
7/31/1997              $15,817            $19,489
8/31/1997              $15,089            $18,398
9/30/1997              $16,108            $19,405
10/31/1997             $15,429            $18,758
11/30/1997             $16,196            $19,626
12/31/1997             $17,167            $19,962
1/31/1998              $16,971            $20,183
2/28/1998              $17,832            $21,638
3/31/1998              $19,139            $22,745
4/30/1998              $18,790            $22,974
5/31/1998              $18,039            $22,579
6/30/1998              $18,584            $23,496
7/31/1998              $18,267            $23,246
8/31/1998              $15,509            $19,889
9/30/1998              $16,155            $21,163
10/31/1998             $16,724            $22,883
11/30/1998             $17,151            $24,269
12/31/1998             $18,157            $25,667
1/31/1999              $18,134            $26,740
2/28/1999              $17,420            $25,909
3/31/1999              $17,939            $26,945
4/30/1999              $19,389            $27,988
5/31/1999              $19,608            $27,329
6/30/1999              $20,608            $28,844
7/31/1999              $20,608            $27,945
8/31/1999              $20,304            $27,806
9/30/1999              $20,351            $27,045
10/31/1999             $22,275            $28,756
11/30/1999             $24,106            $29,340
12/31/1999             $27,311            $31,067
1/31/2000              $27,365            $29,506
2/29/2000              $30,217            $28,949
3/31/2000              $30,257            $31,779
4/30/2000              $26,744            $30,823
5/31/2000              $24,838            $30,192
6/30/2000              $27,163            $30,937
7/31/2000              $25,352            $30,453
8/31/2000              $26,730            $32,344
9/30/2000              $24,609            $30,637
10/31/2000             $23,460            $30,507
11/30/2000             $18,568            $28,103
12/31/2000             $18,307            $28,241
1/31/2001              $20,778            $29,243
2/28/2001              $16,445            $26,578
3/31/2001              $14,310            $24,895
4/30/2001              $16,064            $26,828
5/31/2001              $15,469            $27,008
6/30/2001              $14,905            $26,351
7/31/2001              $14,477            $26,092
8/31/2001              $13,120            $24,460
9/30/2001              $11,869            $22,485
10/31/2001             $11,777            $22,914
11/30/2001             $12,586            $24,671
12/31/2001             $12,769            $24,887
1/31/2002              $11,686            $24,524
2/28/2002              $10,862            $24,051
3/31/2002              $11,152            $24,956
4/30/2002              $10,206            $23,444
5/31/2002              $10,191            $23,271
6/30/2002               $9,108            $21,614
7/31/2002               $8,253            $19,930
8/31/2002               $8,207            $20,060
9/30/2002               $7,429            $17,882
10/31/2002              $8,360            $19,455
11/30/2002              $9,001            $20,599
12/31/2002              $8,299            $19,389
1/31/2003               $8,284            $18,882
2/28/2003               $7,963            $18,598
3/31/2003               $7,948            $18,777
4/30/2003               $8,757            $20,325
5/31/2003               $9,535            $21,394
6/30/2003               $9,672            $21,668
7/31/2003               $9,901            $22,050
8/31/2003              $10,236            $22,479
9/30/2003              $10,145            $22,241
10/31/2003             $10,786            $23,499
11/30/2003             $11,030            $23,705
12/31/2003             $11,442            $24,947
1/31/2004              $11,945            $25,405
2/29/2004              $12,204            $25,758
3/31/2004              $11,838            $25,370
4/30/2004              $11,198            $24,972

[sidebar]
AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
  CLASS C                     4/30/04
-----------------------------------------
  1-Year                      +26.87%
-----------------------------------------
  5-Year                      -10.40%
-----------------------------------------
  Since Inception (5/1/95)     +1.26%
-----------------------------------------

ENDNOTES

INVESTING IN A NON-DIVERSIFIED, GLOBAL FUND CONCENTRATING IN A SINGLE INDUSTRY INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. INVESTING IN DEVELOPING MARKETS INVOLVES HEIGHTENED RISKS RELATED TO THE SAME FACTORS. BY FOCUSING ON COMMUNICATIONS COMPANIES, THE FUND CARRIES GREATER RISK OF ADVERSE DEVELOPMENTS AFFECTING THOSE COMPANIES THAN A MORE BROADLY INVESTED FUND. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

16 |  Past performance does not guarantee future results.  |  Annual Report

Franklin Global Health Care Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Global Health Care Fund seeks capital appreciation by investing at least 80% of its assets in equity securities of health care companies, including small capitalization companies, located throughout the world.

[sidebar]
[GRAPHIC OMITTED]
GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets as of 4/30/04

U.S.                      85.3%
Switzerland                4.5%
U.K.                       3.2%
Canada                     1.8%
Israel                     1.5%
France                     1.0%
Hungary                    1.0%
Irish Republic             0.8%
Short-Term Investments &
Other Net Assets           0.9%

We are pleased to bring you Franklin Global Health Care Fund's annual report covering the fiscal year ended April 30, 2004.

PERFORMANCE OVERVIEW

Franklin Global Health Care Fund - Class A delivered a +27.88% cumulative total return for the 12 months ended April 30, 2004. The Fund outperformed its benchmarks, the S&P 500 Health Care Index, which rose 12.64%, and the broader Standard & Poor's 500 Composite Index (S&P 500), which returned 22.87% during the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 21.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 53.

                                                              Annual Report | 17

[sidebar]
[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets as of 4/30/04

Major Pharmaceuticals                              38.7%
Biotechnology                                      16.4%
Medical Specialties                                14.3%
Managed Health Care                                 9.0%
Hospital & Nursing Management                       4.9%
Services to the Health Industry                     4.3%
Medical & Nursing Services                          3.1%
Medical Distributors                                2.9%
Electronic Equipment & Instruments                  2.3%
Other                                               3.2%
Short-Term Investments & Other Net Assets           0.9%

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%. 3 As economic data improved, interest rates on some bonds decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership. We then use bottom-up analysis to derive an intrinsic value for the security, which we compare to the market price to help assure us that there is potential for meaningful capital appreciation.

MANAGER'S DISCUSSION

The Fund's underweighted exposure to major pharmaceuticals relative to the S&P 500 Health Care Index, as well as our stock selection among major pharmaceutical

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

18 |  Annual Report
companies, benefited relative performance during the Fund's fiscal year. For example, our holdings in European pharmaceutical stocks Aventis, Novartis, Roche Holding and Sanofi-Synthelabo contributed to performance largely due to a weaker U.S. dollar. Pfizer, the Fund's largest holding at period-end representing 9.3% of total net assets, outperformed the S&P 500 Health Care Index for the reporting period. However, because Pfizer represents almost 20% of the index, the index benefited more from Pfizer's performance than the Fund did. In the U.S., although Abbott Laboratories posted positive results during the period, it underperformed the index; therefore, our underweight in this stock helped the Fund's relative performance during the period. More importantly, we maintained underweighted positions in several large capitalization stocks such as Merck, Johnson & Johnson, and Schering-Plough, which helped the Fund's relative returns as each of these stocks underperformed the S&P 500 Health Care Index during the reporting period.

Our stock selection and overweighting in the health services sector aided Fund performance. 4 We owned several stocks that appreciated more than 50% in the past year, such as Cerner, Caremark Rx, Accredo Health, LifePoint Hospitals, Select Medical, Kendle International and PacifiCare Health Systems. Consistent with our strategy, we sought opportunities when these companies' share prices dipped to invest in them, as we considered them sound business franchises. Our stock selection in the biotechnology and other pharmaceuticals industries also helped performance, as did our overweighting in other pharmaceuticals relative to the index. For example, MGI Pharma and Salix Pharmaceuticals more than doubled in value during the period due to favorable drug pipeline developments and improved earnings.

Despite the Fund's strong returns for the period, there were some detractors from performance. Our underweighted position in the medical specialties industry versus the S&P 500 Health Care Index hurt the Fund's relative return as many of the large capitalization companies in this sector experienced exceptional performance. More specifically, our lack of or limited exposure to certain cardiovascular companies (we were underweighted in Boston Scientific and St. Jude Medical relative to the index, and we did not own Guidant) hindered performance because the companies benefited from major medical advances such as coated stents and favorable studies on cardiac rhythm management devices. In addition, we had no investments in orthopedic companies Biomet, Stryker and Zimmer Holdings, which also hindered the Fund's results because the stocks experienced better-than-expected earnings growth and outperformed the index during the period.

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
4/30/04

----------------------------------------
  COMPANY                   % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY  NET ASSETS
----------------------------------------
  Pfizer Inc.                     9.3%
   MAJOR PHARMACEUTICALS, U.S.
----------------------------------------
  Amgen Inc.                      4.7%
   BIOTECHNOLOGY, U.S.
----------------------------------------
  Wyeth                           3.8%
   MAJOR PHARMACEUTICALS, U.S.
----------------------------------------
  Merck & Co. Inc.                2.9%
   MAJOR PHARMACEUTICALS, U.S.
----------------------------------------
  Abbott Laboratories             2.9%
   MAJOR PHARMACEUTICALS, U.S.
----------------------------------------
  Novartis AG                     2.8%
   MAJOR PHARMACEUTICALS,
   SWITZERLAND
----------------------------------------
  Johnson & Johnson Inc.          2.2%
   MAJOR PHARMACEUTICALS, U.S.
----------------------------------------
  Anthem Inc.                     2.0%
   MANAGED HEALTH CARE, U.S.
----------------------------------------
  Forest Laboratories Inc.        1.9%
   MAJOR PHARMACEUTICALS, U.S.
----------------------------------------
  Coventry Health Care Inc.       1.8%
   MANAGED HEALTH CARE, U.S.
----------------------------------------

4. The health services sector comprises hospital and nursing management, managed health care, medical and nursing services, and services to the health industry in the SOI.

                                                              Annual Report | 19

We appreciate your participation in Franklin Global Health Care Fund and look forward to serving your future investment needs.

[DEREK M. TANER PHOTO OMITTED]
                                      /s/ Derek M. Taner, CFA

                                      Derek M. Taner, CFA
                                      Portfolio Manager
                                      Franklin Global Health Care Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

20 |  Annual Report

Performance Summary as of 4/30/04

FRANKLIN GLOBAL HEALTH CARE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.33            $19.86           $15.53
--------------------------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.06            $19.10           $15.04
--------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.02            $18.92           $14.90
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +27.88%         +58.00%          +164.72%
--------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +20.51%          +8.29%            +9.57%
--------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,051         $14,889           $24,941
--------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                    +26.56%          +6.65%            +9.39%
---------------------------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR      INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +26.91%         +52.25%           +24.17%
--------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +22.91%          +8.48%            +3.99%
--------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,291         $15,025           $12,317
--------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                    +29.29%          +6.82%            +3.93%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR      INCEPTION(9/3/96)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +26.98%         +52.17%           +31.30%
--------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +25.98%          +8.76%            +3.62%
--------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,598         $15,217           $13,130
--------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                    +32.33%          +7.12%            +3.57%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

          Annual Report|Past performance does not guarantee future results. | 21

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Global Health Care Fund - Class A to that of the S&P 500 5 and the S&P 500 Health Care Index 5 based on a $10,000 investment from 5/1/94 to 4/30/04.

Class A (5/1/94-4/30/04)

                    Franklin Global                                 S&P 500
                   Health Care Fund      S&P 500 5           Health Care Index 5
5/1/94                  $9,422            $10,000                   $10,000
5/31/94                 $9,530            $10,163                   $10,619
6/30/94                 $9,113             $9,915                   $10,335
7/31/94                 $9,517            $10,240                   $10,475
8/31/94                $10,454            $10,659                   $11,701
9/30/94                $10,628            $10,399                   $11,937
10/31/94               $10,876            $10,632                   $12,088
11/30/94               $10,775            $10,245                   $12,205
12/31/94               $10,520            $10,397                   $12,305
1/31/95                $10,578            $10,666                   $13,106
2/28/95                $10,999            $11,082                   $13,289
3/31/95                $11,487            $11,408                   $13,679
4/30/95                $10,961            $11,744                   $14,047
5/31/95                $11,286            $12,212                   $14,411
6/30/95                $11,652            $12,496                   $15,028
7/31/95                $12,731            $12,910                   $15,752
8/31/95                $13,444            $12,942                   $15,729
9/30/95                $14,235            $13,488                   $17,108
10/31/95               $14,158            $13,440                   $17,591
11/30/95               $14,861            $14,029                   $18,461
12/31/95               $16,263            $14,299                   $19,438
1/31/96                $17,465            $14,785                   $20,530
2/29/96                $18,324            $14,923                   $20,210
3/31/96                $18,998            $15,067                   $20,210
4/30/96                $20,023            $15,288                   $19,846
5/31/96                $20,344            $15,682                   $20,664
6/30/96                $19,360            $15,742                   $21,050
7/31/96                $16,706            $15,047                   $20,050
8/31/96                $18,012            $15,365                   $20,792
9/30/96                $19,454            $16,229                   $22,495
10/31/96               $17,846            $16,676                   $22,693
11/30/96               $18,261            $17,935                   $24,593
12/31/96               $18,942            $17,580                   $23,527
1/31/97                $19,557            $18,678                   $26,082
2/28/97                $19,557            $18,825                   $26,457
3/31/97                $17,870            $18,052                   $24,663
4/30/97                $17,086            $19,129                   $26,706
5/31/97                $19,111            $20,293                   $28,331
6/30/97                $20,745            $21,202                   $30,968
7/31/97                $21,338            $22,888                   $31,593
8/31/97                $21,158            $21,606                   $29,081
9/30/97                $23,470            $22,789                   $30,753
10/31/97               $22,081            $22,029                   $31,063
11/30/97               $21,254            $23,048                   $32,423
12/31/97               $20,874            $23,443                   $33,817
1/31/98                $20,851            $23,702                   $36,158
2/28/98                $21,351            $25,411                   $38,152
3/31/98                $22,056            $26,711                   $39,535
4/30/98                $21,908            $26,980                   $40,474
5/31/98                $20,578            $26,517                   $39,674
6/30/98                $20,192            $27,593                   $42,561
7/31/98                $18,942            $27,300                   $42,743
8/31/98                $14,692            $23,357                   $37,951
9/30/98                $16,613            $24,853                   $42,425
10/31/98               $17,192            $26,873                   $43,923
11/30/98               $18,260            $28,501                   $46,620
12/31/98               $19,300            $30,142                   $48,655
1/31/99                $19,447            $31,402                   $48,485
2/28/99                $17,230            $30,427                   $48,941
3/31/99                $16,923            $31,644                   $50,108
4/30/99                $15,785            $32,869                   $46,760
5/31/99                $15,785            $32,094                   $45,430
6/30/99                $16,650            $33,874                   $47,524
7/31/99                $16,854            $32,817                   $44,891
8/31/99                $16,604            $32,655                   $46,416
9/30/99                $15,933            $31,761                   $42,666
10/31/99               $16,240            $33,770                   $47,373
11/30/99               $17,457            $34,456                   $47,708
12/31/99               $19,152            $36,484                   $43,466
1/31/00                $20,641            $34,652                   $46,050
2/29/00                $25,577            $33,996                   $41,275
3/31/00                $23,416            $37,320                   $43,535
4/30/00                $23,075            $36,198                   $46,999
5/31/00                $24,213            $35,457                   $49,620
6/30/00                $28,125            $36,331                   $53,747
7/31/00                $27,135            $35,764                   $50,732
8/31/00                $31,446            $37,984                   $51,082
9/30/00                $33,129            $35,979                   $53,618
10/31/00               $32,014            $35,826                   $55,586
11/30/00               $30,274            $33,004                   $57,953
12/31/00               $32,418            $33,166                   $59,573
1/31/01                $30,339            $34,342                   $54,710
2/28/01                $29,215            $31,212                   $54,843
3/31/01                $25,891            $29,236                   $50,769
4/30/01                $28,151            $31,506                   $52,158
5/31/01                $28,997            $31,718                   $52,798
6/30/01                $30,157            $30,946                   $50,343
7/31/01                $28,767            $30,641                   $53,050
8/31/01                $28,393            $28,725                   $51,175
9/30/01                $26,555            $26,406                   $51,918
10/31/01               $26,652            $26,909                   $51,667
11/30/01               $27,486            $28,973                   $54,176
12/31/01               $28,371            $29,227                   $52,456
1/31/02                $27,027            $28,801                   $51,963
2/28/02                $25,465            $28,245                   $52,167
3/31/02                $26,482            $29,307                   $52,274
4/30/02                $25,186            $27,531                   $49,040
5/31/02                $23,963            $27,329                   $48,105
6/30/02                $21,614            $25,383                   $43,689
7/31/02                $19,992            $23,405                   $42,792
8/31/02                $19,992            $23,558                   $43,320
9/30/02                $19,035            $21,000                   $40,536
10/31/02               $18,878            $22,847                   $42,969
11/30/02               $19,604            $24,190                   $44,131
12/31/02               $18,612            $22,770                   $42,582
1/31/03                $18,273            $22,175                   $42,420
2/28/03                $17,783            $21,842                   $41,655
3/31/03                $18,449            $22,051                   $43,089
4/30/03                $19,504            $23,869                   $44,594
5/31/03                $20,910            $25,125                   $45,435
6/30/03                $21,777            $25,446                   $47,393
7/31/03                $22,028            $25,895                   $46,713
8/31/03                $21,701            $26,399                   $45,003
9/30/03                $21,952            $26,119                   $45,179
10/31/03               $22,204            $27,596                   $45,513
11/30/03               $22,794            $27,839                   $46,273
12/31/03               $24,000            $29,297                   $48,994
1/31/04                $24,665            $29,835                   $50,341
2/29/04                $25,067            $30,250                   $50,789
3/31/04                $24,778            $29,794                   $48,724
4/30/04                $24,941            $29,327                   $50,233

[sidebar]
AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
  CLASS A                     4/30/04
-----------------------------------------
  1-Year                      +20.51%
-----------------------------------------
  5-Year                       +8.29%
-----------------------------------------
  10-Year                      +9.57%
-----------------------------------------

[sidebar]
AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------
  CLASS B                     4/30/04
-----------------------------------------
  1-Year                      +22.91%
-----------------------------------------
  5-Year                       +8.48%
-----------------------------------------
  Since Inception (1/1/99)     +3.99%
-----------------------------------------

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Global Health Care Fund - Class B to that of the S&P 500 5 and the S&P 500 Health Care Index 5 based on a $10,000 investment from 1/1/99 to 4/30/04.

Class B (1/1/99-4/30/04)

                    Franklin Global                                 S&P 500
                   Health Care Fund      S&P 500 5           Health Care Index 5
1/1/1999               $10,000            $10,000                   $10,000
1/31/1999              $10,059            $10,418                    $9,965
2/28/1999               $8,910            $10,094                   $10,059
3/31/1999               $8,745            $10,498                   $10,299
4/30/1999               $8,156            $10,905                    $9,611
5/31/1999               $8,150            $10,647                    $9,337
6/30/1999               $8,592            $11,238                    $9,768
7/31/1999               $8,692            $10,887                    $9,226
8/31/1999               $8,556            $10,834                    $9,540
9/30/1999               $8,209            $10,537                    $8,769
10/31/1999              $8,362            $11,203                    $9,736
11/30/1999              $8,975            $11,431                    $9,805
12/31/1999              $9,847            $12,104                    $8,934
1/31/2000              $10,607            $11,496                    $9,465
2/29/2000              $13,129            $11,279                    $8,483
3/31/2000              $12,021            $12,381                    $8,948
4/30/2000              $11,839            $12,009                    $9,660
5/31/2000              $12,416            $11,763                   $10,198
6/30/2000              $14,414            $12,053                   $11,046
7/31/2000              $13,889            $11,865                   $10,427
8/31/2000              $16,081            $12,601                   $10,499
9/30/2000              $16,930            $11,936                   $11,020
10/31/2000             $16,352            $11,886                   $11,425
11/30/2000             $15,457            $10,949                   $11,911
12/31/2000             $16,544            $11,003                   $12,244
1/31/2001              $15,469            $11,393                   $11,244
2/28/2001              $14,888            $10,355                   $11,272
3/31/2001              $13,188             $9,699                   $10,434
4/30/2001              $14,332            $10,453                   $10,720
5/31/2001              $14,750            $10,523                   $10,851
6/30/2001              $15,332            $10,267                   $10,347
7/31/2001              $14,613            $10,166                   $10,903
8/31/2001              $14,419             $9,530                   $10,518
9/30/2001              $13,475             $8,760                   $10,671
10/31/2001             $13,513             $8,927                   $10,619
11/30/2001             $13,925             $9,612                   $11,135
12/31/2001             $14,371             $9,696                   $10,781
1/31/2002              $13,682             $9,555                   $10,680
2/28/2002              $12,880             $9,371                   $10,722
3/31/2002              $13,387             $9,723                   $10,744
4/30/2002              $12,724             $9,134                   $10,079
5/31/2002              $12,098             $9,067                    $9,887
6/30/2002              $10,908             $8,421                    $8,979
7/31/2002              $10,075             $7,765                    $8,795
8/31/2002              $10,075             $7,816                    $8,903
9/30/2002               $9,587             $6,967                    $8,331
10/31/2002              $9,505             $7,580                    $8,831
11/30/2002              $9,862             $8,025                    $9,070
12/31/2002              $9,355             $7,554                    $8,752
1/31/2003               $9,180             $7,357                    $8,719
2/28/2003               $8,926             $7,246                    $8,561
3/31/2003               $9,258             $7,316                    $8,856
4/30/2003               $9,784             $7,919                    $9,165
5/31/2003              $10,480             $8,335                    $9,338
6/30/2003              $10,909             $8,442                    $9,741
7/31/2003              $11,026             $8,591                    $9,601
8/31/2003              $10,857             $8,758                    $9,249
9/30/2003              $10,974             $8,665                    $9,285
10/31/2003             $11,097             $9,155                    $9,354
11/30/2003             $11,383             $9,236                    $9,510
12/31/2003             $11,975             $9,720                   $10,070
1/31/2004              $12,300             $9,898                   $10,347
2/29/2004              $12,495            $10,036                   $10,439
3/31/2004              $12,339             $9,884                   $10,014
4/30/2004              $12,317             $9,729                   $10,324

22 |  Past performance does not guarantee future results.|Annual Report

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Global Health Care Fund - Class C to that of the S&P 500 5 and the S&P 500 Health Care Index5 based on a $10,000 investment from 9/3/96 to 4/30/04.

Class C (9/3/96-4/30/04)

                   Franklin Global                               S&P 500
                  Health Care Fund         S&P 500 5         Health Care Index 5
  9/3/1996            $10,000               $10,000              $10,000
 9/30/1996            $10,831               $10,562              $10,819
10/31/1996             $9,925               $10,854              $10,914
11/30/1996            $10,144               $11,673              $11,828
12/31/1996            $10,525               $11,442              $11,315
 1/31/1997            $10,855               $12,156              $12,544
 2/28/1997            $10,849               $12,252              $12,725
 3/31/1997             $9,912               $11,749              $11,862
 4/30/1997             $9,475               $12,450              $12,844
 5/31/1997            $10,584               $13,208              $13,626
 6/30/1997            $11,486               $13,799              $14,894
 7/31/1997            $11,804               $14,896              $15,195
 8/31/1997            $11,698               $14,062              $13,986
 9/30/1997            $12,972               $14,832              $14,791
10/31/1997            $12,187               $14,337              $14,940
11/30/1997            $11,722               $15,001              $15,594
12/31/1997            $11,507               $15,258              $16,264
 1/31/1998            $11,489               $15,427              $17,390
 2/28/1998            $11,753               $16,539              $18,349
 3/31/1998            $12,136               $17,385              $19,014
 4/30/1998            $12,054               $17,560              $19,466
 5/31/1998            $11,312               $17,258              $19,081
 6/30/1998            $11,099               $17,959              $20,469
 7/31/1998            $10,407               $17,768              $20,557
 8/31/1998             $8,061               $15,202              $18,252
 9/30/1998             $9,112               $16,176              $20,404
10/31/1998             $9,420               $17,490              $21,124
11/30/1998             $9,998               $18,550              $22,422
12/31/1998            $10,567               $19,618              $23,400
 1/31/1999            $10,643               $20,438              $23,319
 2/28/1999             $9,422               $19,803              $23,538
 3/31/1999             $9,252               $20,595              $24,099
 4/30/1999             $8,629               $21,393              $22,489
 5/31/1999             $8,622               $20,888              $21,849
 6/30/1999             $9,094               $22,046              $22,857
 7/31/1999             $9,201               $21,359              $21,590
 8/31/1999             $9,050               $21,253              $22,323
 9/30/1999             $8,685               $20,671              $20,520
10/31/1999             $8,843               $21,979              $22,784
11/30/1999             $9,497               $22,426              $22,945
12/31/1999            $10,416               $23,746              $20,905
 1/31/2000            $11,222               $22,553              $22,148
 2/29/2000            $13,890               $22,126              $19,851
 3/31/2000            $12,713               $24,290              $20,938
 4/30/2000            $12,518               $23,559              $22,604
 5/31/2000            $13,129               $23,077              $23,864
 6/30/2000            $15,243               $23,646              $25,849
 7/31/2000            $14,689               $23,277              $24,399
 8/31/2000            $17,018               $24,722              $24,567
 9/30/2000            $17,912               $23,417              $25,787
10/31/2000            $17,301               $23,317              $26,734
11/30/2000            $16,351               $21,480              $27,872
12/31/2000            $17,495               $21,586              $28,651
 1/31/2001            $16,361               $22,351              $26,313
 2/28/2001            $15,747               $20,314              $26,376
 3/31/2001            $13,946               $19,028              $24,417
 4/30/2001            $15,153               $20,506              $25,085
 5/31/2001            $15,600               $20,643              $25,393
 6/30/2001            $16,214               $20,141              $24,212
 7/31/2001            $15,454               $19,943              $25,514
 8/31/2001            $15,247               $18,696              $24,612
 9/30/2001            $14,253               $17,186              $24,970
10/31/2001            $14,293               $17,514              $24,849
11/30/2001            $14,733               $18,857              $26,056
12/31/2001            $15,202               $19,022              $25,228
 1/31/2002            $14,473               $18,745              $24,991
 2/28/2002            $13,625               $18,383              $25,090
 3/31/2002            $14,159               $19,075              $25,141
 4/30/2002            $13,458               $17,919              $23,585
 5/31/2002            $12,796               $17,787              $23,136
 6/30/2002            $11,533               $16,521              $21,012
 7/31/2002            $10,658               $15,233              $20,580
 8/31/2002            $10,658               $15,333              $20,834
 9/30/2002            $10,137               $13,668              $19,496
10/31/2002            $10,050               $14,870              $20,666
11/30/2002            $10,431               $15,744              $21,224
12/31/2002             $9,896               $14,820              $20,480
 1/31/2003             $9,709               $14,432              $20,402
 2/28/2003             $9,438               $14,215              $20,034
 3/31/2003             $9,785               $14,352              $20,723
 4/30/2003            $10,340               $15,535              $21,447
 5/31/2003            $11,076               $16,352              $21,852
 6/30/2003            $11,534               $16,561              $22,794
 7/31/2003            $11,659               $16,854              $22,466
 8/31/2003            $11,478               $17,182              $21,644
 9/30/2003            $11,603               $17,000              $21,728
10/31/2003            $11,728               $17,961              $21,889
11/30/2003            $12,041               $18,119              $22,255
12/31/2003            $12,658               $19,068              $23,563
 1/31/2004            $13,005               $19,418              $24,211
 2/29/2004            $13,213               $19,688              $24,427
 3/31/2004            $13,047               $19,391              $23,433
 4/30/2004            $13,130               $19,087              $24,159

[sidebar]
AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
  CLASS C                     4/30/04
-----------------------------------------
  1-Year                      +25.98%
-----------------------------------------
  5-Year                       +8.76%
-----------------------------------------
  Since Inception (9/3/96)     +3.62%
-----------------------------------------

ENDNOTES

INVESTING IN A NON-DIVERSIFIED GLOBAL FUND CONCENTRATING IN THE HEALTH CARE SECTOR INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION, AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. THE FUND INVESTS IN BIOTECHNOLOGY COMPANIES, WHICH ARE OFTEN SMALL OR RELATIVELY NEW, AND IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500.

        Annual Report | Past performance does not guarantee future results. | 23

Franklin Natural Resources Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Natural Resources Fund seeks high total return by investing at least 80% of its assets in equity securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

We are pleased to bring you Franklin Natural Resources Fund's annual report covering the fiscal year ended April 30, 2004.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A delivered a +38.36% cumulative total return for the 12 months ended April 30, 2004. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 22.87% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year,

[sidebar]
[GRAPHIC OMITTED]
GEOGRAPHIC DISTRIBUTION
Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/04

North America                                   81.7%
Europe                                           9.0%
Africa                                           0.9%
Latin America                                    0.6%
Australia                                        0.6%
Short-Term Investments & Other Net Assets        7.2%

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.

24 |  Annual Report

[sidebar]
[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/04

Energy Minerals                                44.2%
Industrial Services                            24.0%
Process Industries                             15.0%
Non-Energy Minerals                             9.1%
Health Technology                               0.5%
Short-Term Investments & Other Net Assets       7.2%

appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices. During the Fund's fiscal year, strong global growth led to increasing demand for several commodities. These factors combined with a lack of supply increases contributed to higher prices for most commodities, and in particular, crude oil and natural gas. Crude oil prices increased from $25.80 to $37.38 per barrel, while the price of natural gas rose from $5.29 to $5.77 per thousand cubic feet. Gold prices also appreciated, largely due to the weakening U.S. dollar, as well as global political and economic uncertainty. Copper and other base metals, on the other hand, primarily benefited from increasing global demand, particularly from China.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%. 3 As economic data improved, interest rates on some bonds decreased in fall 2003. However, amid lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector, but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

                                                              Annual Report | 25

MANAGER'S DISCUSSION

During the Fund's fiscal year, several industries within the natural resources sector posted strong results, in many cases due to rising commodity prices and corporate earnings estimates. Exploration and production companies, part of the energy minerals sector, benefited from historically high natural gas prices and robust demand. The biggest single contributor to Fund performance among our exploration and production companies was Chesapeake Energy, a long-time Fund holding that focuses on natural gas production in the south-central U.S. In addition, several companies in the sector benefited from acquisition activity including two portfolio holdings, Westport Resources and Tom Brown, which received acquisition offers in April 2004. We took the opportunity to sell our Tom Brown holdings at a profit, and we reduced or sold several other sector positions, thereby moderately reducing the Fund's exploration and production exposure over the fiscal year.

Other energy sectors also performed well, including oilfield services in the industrial services sector and oil-related companies in the energy minerals sector, which benefited from higher prices, revenues and earnings. We increased our oil-related holdings during the reporting period largely due to several stocks' attractive valuations and dividend yields, relative to the broader market, combined with rising cash flows. New oil-related holdings included ConocoPhillips, Marathon Oil and Occidental Petroleum.

Metals stocks in the non-energy minerals sector also contributed positively to the Fund's results, with particular strength in our gold and copper holdings, which benefited from higher prices and robust demand. For example, Fund holding Freeport McMoRan Copper & Gold's share price increased as the company, operator of one of the world's largest and lowest-cost mines in Indonesia, benefited from copper and gold price increases. Xstrata, a diversified Swiss mining company with operations in Australia and South Africa, also benefited from higher metals prices in addition to improved scale and diversification following its MIM acquisition in June 2003. Higher prices and valuations for these stocks led us to take profits during the year. Another beneficiary of rising demand, tight supply and strong pricing were our coal stocks. Our two largest coal holdings in the energy minerals sector, Peabody Energy and Arch Coal, both posted strong returns during the Fund's fiscal year.

Very few Fund positions posted negative returns over the fiscal year. However, several stocks detracted from the Fund's returns by lagging the overall natural resources sector. In the industrial services sector, the oil and natural gas drilling industry suffered from overcapacity and disappointing activity levels for most of the period. Although activity levels for onshore oil and natural gas drilling picked up as the year progressed, helping to improve the sector's performance, holdings such as Nabors Industries, Grey Wolf and Patterson-UTI Energy underperformed

26 |  Annual Report
relative to other Fund holdings. The offshore drilling sector experienced sluggish conditions throughout the period, leading to relatively weak performance from Fund holdings Rowan and Ensco International. Offshore drilling activity typically increases during periods of high commodity prices and rising cash flow for oil and gas companies; thus, consistent with our strategy, we maintained our offshore driller weighting during the fiscal year.

In the non-energy minerals sector, the Fund's steel holdings experienced relatively lackluster results during the year under review, while metals stocks in general were negatively impacted late in the period by concerns related to an easing of previously tight supply and demand conditions. Fund holding AK Steel performed poorly early in the Fund's fiscal year as a result of higher energy and raw material costs combined with management turnover. U.S. Steel and International Steel Group were also negatively impacted by higher costs late in the Fund's fiscal year. Believing that the tight supply and demand situation may not be sustainable and that prices could decline as a result, we reduced the weighting of several metals holdings during the year. This activity included the complete sale of the Fund's holdings in AK Steel.

We appreciate your participation in Franklin Natural Resources Fund and look forward to serving your future investment needs.

[FREDERICK G. FROMM PHOTO OMITTED]
                                      /s/ Frederick G. Fromm
                                      ----------------------
                                      Frederick G. Fromm, CFA
                                      Portfolio Manager
                                      Franklin Natural Resources Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
4/30/04

-----------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
-----------------------------------------------------
  BP PLC, ADR                               5.1%
   ENERGY MINERALS, U.K.
-----------------------------------------------------
  Exxon Mobil Corp.                         4.5%
   ENERGY MINERALS, U.S.
-----------------------------------------------------
  ChevronTexaco Corp.                       3.5%
   ENERGY MINERALS, U.S.
-----------------------------------------------------
  ConocoPhillips Corp.                      3.0%
   ENERGY MINERALS, U.S.
-----------------------------------------------------
  Occidental Petroleum Corp.                2.5%
   ENERGY MINERALS, U.S.
-----------------------------------------------------
  Spinnaker Exploration Co.                 2.2%
   ENERGY MINERALS, U.S.
-----------------------------------------------------
  Bunge Ltd.                                2.1%
   PROCESS INDUSTRIES, U.S.
-----------------------------------------------------
  Devon Energy Corp.                         2.1%
   ENERGY MINERALS, U.S.
-----------------------------------------------------
  Noble Energy Inc.                         2.0%
   ENERGY MINERALS, U.S.
-----------------------------------------------------
  Royal Dutch Petroleum Co., N.Y. shs.      1.9%
   ENERGY MINERALS, NETHERLANDS
-----------------------------------------------------

                                                              Annual Report | 27

Performance Summary as of 4/30/04

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04          4/30/03
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$5.20            $18.80           $13.60
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (5/1/03-4/30/04)
---------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0161
---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           4/30/04          4/30/03
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$5.42            $19.53           $14.11
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (5/1/03-4/30/04)
---------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0541
---------------------------------------------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

---------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR    INCEPTION (6/5/95)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +38.36%         +47.55%          +120.78%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +30.41%          +6.82%            +8.58%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $13,041         $13,905           $20,809
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                    +32.31%         +10.66%            +8.72%
---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 6                                        1-YEAR          5-YEAR    INCEPTION (6/5/95)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +38.83%         +50.46%          +136.09%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +38.83%          +8.51%           +10.13%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $13,883         $15,046           $23,609
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                    +40.97%         +13.04%           +10.29%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

28 |  Past performance does not guarantee future results.|Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Natural Resources Fund - Class A to that of the S&P 500 7 based on a $10,000 investment from 6/5/95 to 4/30/04.

Class A (6/5/95-4/30/04)

                   Franklin Natural
                   Resources Fund        S&P 500 7
6/5/95                  $9,425            $10,000
6/30/95                 $9,538            $10,193
7/31/95                 $9,727            $10,531
8/31/95                 $9,764            $10,558
9/30/95                 $9,698            $11,003
10/31/95                $9,321            $10,964
11/30/95                $9,783            $11,444
12/31/95               $10,436            $11,665
1/31/96                $10,943            $12,061
2/29/96                $11,048            $12,173
3/31/96                $11,737            $12,291
4/30/96                $12,569            $12,472
5/31/96                $12,798            $12,793
6/30/96                $12,796            $12,842
7/31/96                $11,952            $12,275
8/31/96                $12,719            $12,534
9/30/96                $13,170            $13,239
10/31/96               $13,678            $13,604
11/30/96               $14,493            $14,631
12/31/96               $14,574            $14,341
1/31/97                $14,968            $15,237
2/28/97                $14,416            $15,356
3/31/97                $13,796            $14,727
4/30/97                $13,855            $15,605
5/31/97                $15,076            $16,554
6/30/97                $15,231            $17,295
7/31/97                $15,716            $18,671
8/31/97                $16,290            $17,626
9/30/97                $17,497            $18,590
10/31/97               $16,904            $17,970
11/30/97               $15,182            $18,801
12/31/97               $15,108            $19,124
1/31/98                $14,192            $19,335
2/28/98                $14,950            $20,729
3/31/98                $15,688            $21,790
4/30/98                $16,289            $22,009
5/31/98                $14,993            $21,631
6/30/98                $14,073            $22,509
7/31/98                $12,484            $22,270
8/31/98                 $9,527            $19,054
9/30/98                $11,318            $20,274
10/31/98               $12,102            $21,922
11/30/98               $11,201            $23,250
12/31/98               $11,176            $24,589
1/31/99                $10,633            $25,617
2/28/99                $10,313            $24,821
3/31/99                $11,878            $25,814
4/30/99                $14,103            $26,813
5/31/99                $13,432            $26,181
6/30/99                $14,387            $27,633
7/31/99                $14,761            $26,771
8/31/99                $14,986            $26,639
9/30/99                $14,633            $25,909
10/31/99               $13,969            $27,548
11/30/99               $14,055            $28,108
12/31/99               $14,922            $29,763
1/31/00                $14,536            $28,267
2/29/00                $14,408            $27,733
3/31/00                $16,966            $30,444
4/30/00                $16,849            $29,529
5/31/00                $18,251            $28,924
6/30/00                $17,887            $29,637
7/31/00                $16,645            $29,175
8/31/00                $18,989            $30,986
9/30/00                $18,968            $29,350
10/31/00               $17,683            $29,226
11/30/00               $16,549            $26,923
12/31/00               $20,117            $27,055
1/31/01                $19,397            $28,015
2/28/01                $19,515            $25,462
3/31/01                $19,483            $23,850
4/30/01                $20,817            $25,702
5/31/01                $21,279            $25,874
6/30/01                $18,805            $25,245
7/31/01                $18,106            $24,996
8/31/01                $16,901            $23,433
9/30/01                $14,910            $21,541
10/31/01               $15,846            $21,952
11/30/01               $15,631            $23,635
12/31/01               $16,758            $23,842
1/31/02                $16,273            $23,494
2/28/02                $17,188            $23,041
3/31/02                $18,633            $23,908
4/30/02                $18,710            $22,459
5/31/02                $18,666            $22,294
6/30/02                $17,784            $20,707
7/31/02                $14,972            $19,093
8/31/02                $15,391            $19,218
9/30/02                $14,476            $17,131
10/31/02               $14,829            $18,638
11/30/02               $15,656            $19,734
12/31/02               $15,880            $18,575
1/31/03                $15,194            $18,089
2/28/03                $15,260            $17,817
3/31/03                $14,895            $17,989
4/30/03                $15,039            $19,471
5/31/03                $16,941            $20,496
6/30/03                $16,819            $20,758
7/31/03                $16,001            $21,124
8/31/03                $17,195            $21,535
9/30/03                $16,808            $21,307
10/31/03               $17,184            $22,512
11/30/03               $17,638            $22,710
12/31/03               $19,846            $23,900
1/31/04                $19,768            $24,338
2/29/04                $20,720            $24,677
3/31/04                $20,909            $24,304
4/30/04                $20,809            $23,923

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Natural Resources Fund - Advisor Class to that of the S&P 500 7 based on a $10,000 investment from 6/5/95 to 4/30/04.

Advisor Class (6/5/95-4/30/04) 6

                   Franklin Natural
                   Resources Fund        S&P 500 7
6/5/95                  $10,000           $10,000
6/30/95                 $10,120           $10,193
7/31/95                 $10,320           $10,531
8/31/95                 $10,360           $10,558
9/30/95                 $10,290           $11,003
10/31/95                 $9,890           $10,964
11/30/95                $10,380           $11,444
12/31/95                $11,072           $11,665
1/31/96                 $11,610           $12,061
2/29/96                 $11,722           $12,173
3/31/96                 $12,453           $12,291
4/30/96                 $13,336           $12,472
5/31/96                 $13,579           $12,793
6/30/96                 $13,576           $12,842
7/31/96                 $12,681           $12,275
8/31/96                 $13,495           $12,534
9/30/96                 $13,973           $13,239
10/31/96                $14,513           $13,604
11/30/96                $15,378           $14,631
12/31/96                $15,463           $14,341
1/31/97                 $16,022           $15,237
2/28/97                 $15,431           $15,356
3/31/97                 $14,777           $14,727
4/30/97                 $14,841           $15,605
5/31/97                 $16,159           $16,554
6/30/97                 $16,318           $17,295
7/31/97                 $16,849           $18,671
8/31/97                 $17,486           $17,626
9/30/97                 $18,770           $18,590
10/31/97                $18,144           $17,970
11/30/97                $16,307           $18,801
12/31/97                $16,215           $19,124
1/31/98                 $15,240           $19,335
2/28/98                 $16,067           $20,729
3/31/98                 $16,882           $21,790
4/30/98                 $17,528           $22,009
5/31/98                 $16,135           $21,631
6/30/98                 $15,158           $22,509
7/31/98                 $13,454           $22,270
8/31/98                 $10,276           $19,054
9/30/98                 $12,197           $20,274
10/31/98                $13,055           $21,922
11/30/98                $12,095           $23,250
12/31/98                $12,065           $24,589
1/31/99                 $11,478           $25,617
2/28/99                 $11,145           $24,821
3/31/99                 $12,848           $25,814
4/30/99                 $15,692           $26,813
5/31/99                 $14,955           $26,181
6/30/99                 $16,024           $27,633
7/31/99                 $16,441           $26,771
8/31/99                 $16,707           $26,639
9/30/99                 $16,314           $25,909
10/31/99                $15,584           $27,548
11/30/99                $15,676           $28,108
12/31/99                $16,650           $29,763
1/31/00                 $16,233           $28,267
2/29/00                 $16,082           $27,733
3/31/00                 $18,943           $30,444
4/30/00                 $18,816           $29,529
5/31/00                 $20,392           $28,924
6/30/00                 $19,986           $29,637
7/31/00                 $18,596           $29,175
8/31/00                 $21,238           $30,986
9/30/00                 $21,215           $29,350
10/31/00                $19,778           $29,226
11/30/00                $18,526           $26,923
12/31/00                $22,526           $27,055
1/31/01                 $21,721           $28,015
2/28/01                 $21,861           $25,462
3/31/01                 $21,838           $23,850
4/30/01                 $23,344           $25,702
5/31/01                 $23,858           $25,874
6/30/01                 $21,091           $25,245
7/31/01                 $20,319           $24,996
8/31/01                 $18,977           $23,433
9/30/01                 $16,735           $21,541
10/31/01                $17,798           $21,952
11/30/01                $17,552           $23,635
12/31/01                $18,825           $23,842
1/31/02                 $18,286           $23,494
2/28/02                 $19,328           $23,041
3/31/02                 $20,944           $23,908
4/30/02                 $21,040           $22,459
5/31/02                 $21,005           $22,294
6/30/02                 $20,011           $20,707
7/31/02                 $16,849           $19,093
8/31/02                 $17,340           $19,218
9/30/02                 $16,298           $17,131
10/31/02                $16,705           $18,638
11/30/02                $17,639           $19,734
12/31/02                $17,898           $18,575
1/31/03                 $17,126           $18,089
2/28/03                 $17,211           $17,817
3/31/03                 $16,825           $17,989
4/30/03                 $17,006           $19,471
5/31/03                 $19,151           $20,496
6/30/03                 $19,018           $20,758
7/31/03                 $18,102           $21,124
8/31/03                 $19,464           $21,535
9/30/03                 $19,030           $21,307
10/31/03                $19,464           $22,512
11/30/03                $19,970           $22,710
12/31/03                $22,473           $23,900
1/31/04                 $22,401           $24,338
2/29/04                 $23,488           $24,677
3/31/04                 $23,719           $24,304
4/30/04                 $23,609           $23,923

          Annual Report|Past performance does not guarantee future results. | 29

ENDNOTES

INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE INDUSTRIES IN WHICH IT INVESTS. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.



1. The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +52.69% and +5.94%.

7. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

30 |  Past performance does not guarantee future results.  |  Annual Report

Franklin Technology Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Technology Fund seeks capital appreciation by investing at least 80% of its assets in equity securities of companies expected to benefit from the development, advancement and use of technology.

------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets as of 4/30/04

[GRAPHIC OMITTED]
Software ............................................................. 24.5%
Electronic Technology ................................................ 21.1%
Communications Equipment ............................................. 15.1%
Electronic Equipment & Instruments ...................................  9.8%
IT Services ..........................................................  9.2%
Computers & Peripherals ..............................................  8.3%
Internet Software & Services .........................................  6.5%
Internet & Catalog Retail ............................................  2.1%
Short-Term Investments &
Other Net Assets .....................................................  3.4%
------------------------------------------------------------------------------

This annual report for Franklin Technology Fund covers the fiscal year ended April 30, 2004.

PERFORMANCE OVERVIEW

Franklin Technology Fund - Class A delivered a +33.23% cumulative total return for the 12-month period ended April 30, 2004. In comparison, the Merrill Lynch 100 Technology Index and the NASDAQ Composite Index returned 41.26% and 31.79% during the same time. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 35.

1. Source: Standard & Poor's Micropal. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 65.

                                                            Annual Report | 31

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The Standard & Poor's 500 Composite Index (S&P 500) rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%. 3 As economic data improved, interest rates on some bonds decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. See footnote 1 for a description of the NASDAQ Composite Index.

32 |  Annual Report

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership.

MANAGER'S DISCUSSION

Although technology stocks outperformed the broader market during the Fund's fiscal year, they experienced extreme volatility as mixed economic data and geopolitical issues clouded the demand outlook for technology-related goods and services. During the reporting period, Fund holdings that generated notable positive returns included some stocks from the software, communications equipment, information technology (IT) services, and Internet software and services industries. Specific Fund holdings from these industries that experienced strong performance included Trimble Navigation, Cognizant Technologies, InfoSpace and Lucent Technologies (sold by period-end). Examples of our careful stock selection included several holdings that had returns exceeding that of the Merrill Lynch 100 Technology Index, although these stocks were not members of the index. Red Hat, Autodesk, Agere Systems and Vitesse Semiconductor contributed to Fund performance. We sold the latter three during the period.

Notable underperformers during the Fund's fiscal year included some companies in the software, IT services and electronic technology industries. Examples of individual Fund holdings that hindered performance relative to the Merrill Lynch 100 Technology Index included Q-Logic, Microsoft, Affiliated Computer Systems and Linear Technology. The Fund's relative performance was also hampered by having limited exposure, relative to the index, to the contract manufacturing industry (part of electronic equipment & instruments), which experienced strong overall returns for the period.

Consistent with our investment strategy, our focus remained on identifying technology innovation and secular trends in the marketplace, as well as the companies that will drive or benefit from such advances.

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
4/30/04

----------------------------------------
  COMPANY                  % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY NET ASSETS
----------------------------------------
  Dell Inc.                      2.7%
   COMPUTERS & PERIPHERALS, U.S.
----------------------------------------
  Analog Devices Inc.            2.7%
   ELECTRONIC TECHNOLOGY, U.S.
----------------------------------------
  Symantec Corp.                 2.6%
   SOFTWARE, U.S.
----------------------------------------
  Intersil Corp.                 2.6%
   ELECTRONIC TECHNOLOGY, U.S.
----------------------------------------
  Yahoo! Inc.                    2.5%
   INTERNET SOFTWARE &
   SERVICES, U.S.
----------------------------------------
  Microsoft Corp.                2.1%
   SOFTWARE, U.S.
----------------------------------------
  Paychex Inc.                   2.1%
   IT SERVICES, U.S.
----------------------------------------
  eBay Inc.                      2.1%
   INTERNET &
   CATALOG RETAIL, U.S.
----------------------------------------
  Intel Corp.                    2.1%
   ELECTRONIC TECHNOLOGY, U.S.
----------------------------------------
  Xilinx Inc.                    2.0%
   ELECTRONIC TECHNOLOGY, U.S.
----------------------------------------

                                                            Annual Report | 33

Thank you for your participation in Franklin Technology Fund. We look forward to serving your future investment needs.

[J.P. SCANDALIOS PHOTO OMITTED]
                                            /s/ J.P. Scandalios
                                            -------------------
                                            J.P. Scandalios

[ROBERT R. DEAN PHOTO OMITTED]
                                            /s/ Robert R. Dean
                                            ------------------
                                            Robert R. Dean
                                            Portfolio Management Team
                                            Franklin Technology Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
J.P. SCANDALIOS is a vice president and portfolio manager for Franklin Advisers, Inc. Since December 2003, he has managed Franklin Technology Fund. He is the leader of the technology research team, specializing in the semiconductor industry.

Mr. Scandalios joined Franklin Templeton Investments as an analyst in 1996. Previously, he completed the management training program at Chase Manhattan in New York and was an assistant portfolio manager for Chase Private Bank in Los Angeles. Mr. Scandalios received a Bachelor of Arts degree in history and an MBA from the University of California, Los Angeles.
--------------------------------------------------------------------------------

34 |  Annual Report

Performance Summary as of 4/30/04

FRANKLIN TECHNOLOGY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.06             $4.25            $3.19
--------------------------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.01             $4.15            $3.14
--------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.01             $4.14            $3.13
--------------------------------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.05             $4.24            $3.19
--------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.09             $4.31            $3.22
--------------------------------------------------------------------------------------------------------------------------

          Annual Report|Past performance does not guarantee future results. | 35

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          3-YEAR     INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +33.23%         -33.59%           -57.50%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +25.74%         -14.46%           -20.46%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $12,574          $6,259            $4,006
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                    +49.19%          -5.71%           -19.18%
---------------------------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          3-YEAR     INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +32.17%         -34.85%           -58.50%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +28.17%         -14.19%           -20.36%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $12,817          $6,319            $4,025
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                    +53.34%          -5.36%           -19.08%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          3-YEAR     INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +32.27%         -34.91%           -58.60%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +31.27%         -13.33%           -19.80%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $13,127          $6,509            $4,140
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                    +56.54%          -4.41%           -18.50%
---------------------------------------------------------------------------------------------------------------------------
  CLASS R                                                                1-YEAR     INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                             +33.33%           -20.45%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                                         +32.33%            -9.38%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                                        $13,233             $7,955
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                                    +57.28%            -6.45%
---------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                          1-YEAR          3-YEAR     INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +33.85%         -32.87%           -56.90%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +33.85%         -12.44%           -18.99%
---------------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $13,385          $6,713            $4,310
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                    +58.84%          -3.46%           -17.67%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

36 |  Past performance does not guarantee future results.|Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Technology Fund - Class A to that of the NASDAQ Composite Index 6 and the Merrill Lynch 100 Technology Index 6 based on a $10,000 investment from 5/1/00 to 4/30/04.

Class A (5/1/00-4/30/04)

                  Franklin Technology      Nasdaq             Merrill Lynch 100
                          Fund        Composite Index 6       Technology Index 6
5/1/00                   $9,425           $10,000                   $10,000
5/31/00                  $8,878            $8,825                    $8,739
6/30/00                 $10,688           $10,315                    $9,943
7/31/00                 $10,424            $9,796                    $9,255
8/31/00                 $12,290           $10,940                   $10,893
9/30/00                 $11,414            $9,555                    $9,568
10/31/00                $10,132            $8,769                    $8,563
11/30/00                 $7,125            $6,765                    $6,150
12/31/00                 $7,097            $6,439                    $5,811
1/31/01                  $8,115            $7,228                    $6,811
2/28/01                  $5,881            $5,612                    $4,841
3/31/01                  $4,882            $4,803                    $4,068
4/30/01                  $6,032            $5,527                    $4,970
5/31/01                  $5,806            $5,513                    $4,678
6/30/01                  $5,778            $5,646                    $4,697
7/31/01                  $5,297            $5,299                    $4,270
8/31/01                  $4,515            $4,725                    $3,747
9/30/01                  $3,374            $3,948                    $2,776
10/31/01                 $4,109            $4,453                    $3,301
11/30/01                 $4,816            $5,089                    $3,926
12/31/01                 $4,958            $5,143                    $3,919
1/31/02                  $4,835            $5,102                    $3,941
2/28/02                  $4,241            $4,571                    $3,406
3/31/02                  $4,694            $4,874                    $3,802
4/30/02                  $4,119            $4,460                    $3,339
5/31/02                  $3,789            $4,270                    $3,152
6/30/02                  $3,261            $3,869                    $2,637
7/31/02                  $2,893            $3,514                    $2,285
8/31/02                  $2,809            $3,480                    $2,205
9/30/02                  $2,319            $3,104                    $1,808
10/31/02                 $2,714            $3,522                    $2,203
11/30/02                 $3,129            $3,919                    $2,689
12/31/02                 $2,733            $3,542                    $2,291
1/31/03                  $2,780            $3,506                    $2,284
2/28/03                  $2,818            $3,553                    $2,304
3/31/03                  $2,743            $3,564                    $2,287
4/30/03                  $3,007            $3,893                    $2,556
5/31/03                  $3,308            $4,244                    $2,990
6/30/03                  $3,318            $4,318                    $2,975
7/31/03                  $3,506            $4,617                    $3,110
8/31/03                  $3,864            $4,819                    $3,458
9/30/03                  $3,751            $4,759                    $3,340
10/31/03                 $4,185            $5,150                    $3,742
11/30/03                 $4,260            $5,228                    $3,861
12/31/03                 $4,251            $5,346                    $3,868
1/31/04                  $4,458            $5,514                    $4,116
2/29/04                  $4,392            $5,420                    $4,039
3/31/04                  $4,345            $5,327                    $3,925
4/30/04                  $4,006            $5,130                    $3,610

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Technology Fund - Class B to that of the NASDAQ Composite Index 6 and the Merrill Lynch 100 Technology Index 6 based on a $10,000 investment from 5/1/00 to 4/30/04.

Class B (5/1/00-4/30/04)

                  Franklin Technology      Nasdaq              Merrill Lynch 100
                          Fund        Composite Index 6       Technology Index 6
5/1/00                  $10,000           $10,000                   $10,000
5/31/00                  $9,410            $8,825                    $8,739
6/30/00                 $11,340           $10,315                    $9,943
7/31/00                 $11,040            $9,796                    $9,255
8/31/00                 $13,020           $10,940                   $10,893
9/30/00                 $12,080            $9,555                    $9,568
10/31/00                $10,720            $8,769                    $8,563
11/30/00                 $7,540            $6,765                    $6,150
12/31/00                 $7,500            $6,439                    $5,811
1/31/01                  $8,580            $7,228                    $6,811
2/28/01                  $6,210            $5,612                    $4,841
3/31/01                  $5,150            $4,803                    $4,068
4/30/01                  $6,370            $5,527                    $4,970
5/31/01                  $6,130            $5,513                    $4,678
6/30/01                  $6,090            $5,646                    $4,697
7/31/01                  $5,580            $5,299                    $4,270
8/31/01                  $4,750            $4,725                    $3,747
9/30/01                  $3,550            $3,948                    $2,776
10/31/01                 $4,320            $4,453                    $3,301
11/30/01                 $5,060            $5,089                    $3,926
12/31/01                 $5,210            $5,143                    $3,919
1/31/02                  $5,080            $5,102                    $3,941
2/28/02                  $4,460            $4,571                    $3,406
3/31/02                  $4,920            $4,874                    $3,802
4/30/02                  $4,320            $4,460                    $3,339
5/31/02                  $3,970            $4,270                    $3,152
6/30/02                  $3,420            $3,869                    $2,637
7/31/02                  $3,030            $3,514                    $2,285
8/31/02                  $2,940            $3,480                    $2,205
9/30/02                  $2,420            $3,104                    $1,808
10/31/02                 $2,840            $3,522                    $2,203
11/30/02                 $3,270            $3,919                    $2,689
12/31/02                 $2,860            $3,542                    $2,291
1/31/03                  $2,900            $3,506                    $2,284
2/28/03                  $2,940            $3,553                    $2,304
3/31/03                  $2,860            $3,564                    $2,287
4/30/03                  $3,140            $3,893                    $2,556
5/31/03                  $3,450            $4,244                    $2,990
6/30/03                  $3,460            $4,318                    $2,975
7/31/03                  $3,650            $4,617                    $3,110
8/31/03                  $4,020            $4,819                    $3,458
9/30/03                  $3,890            $4,759                    $3,340
10/31/03                 $4,350            $5,150                    $3,742
11/30/03                 $4,420            $5,228                    $3,861
12/31/03                 $4,410            $5,346                    $3,868
1/31/04                  $4,630            $5,514                    $4,116
2/29/04                  $4,560            $5,420                    $4,039
3/31/04                  $4,500            $5,327                    $3,925
4/30/04                  $4,025            $5,130                    $3,610

          Annual Report|Past performance does not guarantee future results. | 37

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Technology Fund - Class C to that of the NASDAQ Composite Index 6 and the Merrill Lynch 100 Technology Index 6 based on a $10,000 investment from 5/1/00 to 4/30/04.

Class C (5/1/00-4/30/04)

                  Franklin Technology      Nasdaq              Merrill Lynch 100
                          Fund        Composite Index 6       Technology Index 6
5/1/00                  $10,000           $10,000                   $10,000
5/31/00                  $9,400            $8,825                    $8,739
6/30/00                 $11,320           $10,315                    $9,943
7/31/00                 $11,010            $9,796                    $9,255
8/31/00                 $12,990           $10,940                   $10,893
9/30/00                 $12,050            $9,555                    $9,568
10/31/00                $10,690            $8,769                    $8,563
11/30/00                 $7,520            $6,765                    $6,150
12/31/00                 $7,490            $6,439                    $5,811
1/31/01                  $8,550            $7,228                    $6,811
2/28/01                  $6,190            $5,612                    $4,841
3/31/01                  $5,140            $4,803                    $4,068
4/30/01                  $6,360            $5,527                    $4,970
5/31/01                  $6,110            $5,513                    $4,678
6/30/01                  $6,080            $5,646                    $4,697
7/31/01                  $5,570            $5,299                    $4,270
8/31/01                  $4,740            $4,725                    $3,747
9/30/01                  $3,540            $3,948                    $2,776
10/31/01                 $4,310            $4,453                    $3,301
11/30/01                 $5,050            $5,089                    $3,926
12/31/01                 $5,200            $5,143                    $3,919
1/31/02                  $5,070            $5,102                    $3,941
2/28/02                  $4,450            $4,571                    $3,406
3/31/02                  $4,910            $4,874                    $3,802
4/30/02                  $4,300            $4,460                    $3,339
5/31/02                  $3,960            $4,270                    $3,152
6/30/02                  $3,410            $3,869                    $2,637
7/31/02                  $3,020            $3,514                    $2,285
8/31/02                  $2,940            $3,480                    $2,205
9/30/02                  $2,420            $3,104                    $1,808
10/31/02                 $2,830            $3,522                    $2,203
11/30/02                 $3,260            $3,919                    $2,689
12/31/02                 $2,850            $3,542                    $2,291
1/31/03                  $2,900            $3,506                    $2,284
2/28/03                  $2,930            $3,553                    $2,304
3/31/03                  $2,850            $3,564                    $2,287
4/30/03                  $3,130            $3,893                    $2,556
5/31/03                  $3,440            $4,244                    $2,990
6/30/03                  $3,450            $4,318                    $2,975
7/31/03                  $3,640            $4,617                    $3,110
8/31/03                  $4,000            $4,819                    $3,458
9/30/03                  $3,880            $4,759                    $3,340
10/31/03                 $4,330            $5,150                    $3,742
11/30/03                 $4,410            $5,228                    $3,861
12/31/03                 $4,390            $5,346                    $3,868
1/31/04                  $4,610            $5,514                    $4,116
2/29/04                  $4,540            $5,420                    $4,039
3/31/04                  $4,490            $5,327                    $3,925
4/30/04                  $4,140            $5,130                    $3,610

[sidebar]
AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------
  CLASS C                             4/30/04
--------------------------------------------------
  1-Year                              +31.27%
--------------------------------------------------
  3-Year                              -13.33%
--------------------------------------------------
  Since Inception (5/1/00)            -19.80%
--------------------------------------------------

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Technology Fund - Class R to that of the NASDAQ Composite Index 6 and the Merrill Lynch 100 Technology Index 6 based on a $10,000 investment from 1/1/02 to 4/30/04.

Class R (1/1/02-4/30/04)

                  Franklin Technology      Nasdaq             Merrill Lynch 100
                          Fund        Composite Index 6       Technology Index 6
1/1/02                  $10,000           $10,000                   $10,000
1/31/02                  $9,734            $9,921                   $10,055
2/28/02                  $8,555            $8,887                    $8,691
3/31/02                  $9,449            $9,476                    $9,701
4/30/02                  $8,289            $8,672                    $8,518
5/31/02                  $7,624            $8,302                    $8,042
6/30/02                  $6,559            $7,522                    $6,730
7/31/02                  $5,817            $6,832                    $5,830
8/31/02                  $5,665            $6,767                    $5,626
9/30/02                  $4,658            $6,035                    $4,614
10/31/02                 $5,456            $6,848                    $5,620
11/30/02                 $6,293            $7,621                    $6,860
12/31/02                 $5,513            $6,887                    $5,846
1/31/03                  $5,608            $6,816                    $5,827
2/28/03                  $5,665            $6,908                    $5,878
3/31/03                  $5,513            $6,931                    $5,835
4/30/03                  $6,046            $7,569                    $6,520
5/31/03                  $6,673            $8,252                    $7,629
6/30/03                  $6,692            $8,395                    $7,591
7/31/03                  $7,053            $8,978                    $7,935
8/31/03                  $7,776            $9,371                    $8,823
9/30/03                  $7,528            $9,253                    $8,521
10/31/03                 $8,403           $10,013                    $9,548
11/30/03                 $8,555           $10,166                    $9,853
12/31/03                 $8,536           $10,394                    $9,870
1/31/04                  $8,954           $10,722                   $10,502
2/29/04                  $8,840           $10,538                   $10,305
3/31/04                  $8,726           $10,357                   $10,013
4/30/04                  $7,955            $9,975                    $9,211

[sidebar]
AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------
  CLASS R                          4/30/04
--------------------------------------------------
  1-Year                           +32.33%
--------------------------------------------------
  Since Inception (1/1/02)          -9.38%
--------------------------------------------------

38 |  Past performance does not guarantee future results.  |  Annual Report

[GRAPHIC OMITTED]
This graph compares the performance of Franklin Technology Fund - Advisor Class to that of the NASDAQ Composite Index6 and the Merrill Lynch 100 Technology Index 6 based on a $10,000 investment from 5/1/00 to 4/30/04.

Adviosr Class (5/1/00-4/30/04)

                 Franklin Technology       Nasdaq             Merrill Lynch 100
                    Advisor Class    Composite Index 6        Technology Index 6
5/1/00                  $10,000           $10,000                   $10,000
5/31/00                  $9,410            $8,825                    $8,739
6/30/00                 $11,340           $10,315                    $9,943
7/31/00                 $11,060            $9,796                    $9,255
8/31/00                 $13,050           $10,940                   $10,893
9/30/00                 $12,110            $9,555                    $9,568
10/31/00                $10,760            $8,769                    $8,563
11/30/00                 $7,570            $6,765                    $6,150
12/31/00                 $7,540            $6,439                    $5,811
1/31/01                  $8,620            $7,228                    $6,811
2/28/01                  $6,250            $5,612                    $4,841
3/31/01                  $5,190            $4,803                    $4,068
4/30/01                  $6,420            $5,527                    $4,970
5/31/01                  $6,180            $5,513                    $4,678
6/30/01                  $6,150            $5,646                    $4,697
7/31/01                  $5,640            $5,299                    $4,270
8/31/01                  $4,810            $4,725                    $3,747
9/30/01                  $3,600            $3,948                    $2,776
10/31/01                 $4,380            $4,453                    $3,301
11/30/01                 $5,130            $5,089                    $3,926
12/31/01                 $5,290            $5,143                    $3,919
1/31/02                  $5,160            $5,102                    $3,941
2/28/02                  $4,530            $4,571                    $3,406
3/31/02                  $5,010            $4,874                    $3,802
4/30/02                  $4,390            $4,460                    $3,339
5/31/02                  $4,050            $4,270                    $3,152
6/30/02                  $3,490            $3,869                    $2,637
7/31/02                  $3,090            $3,514                    $2,285
8/31/02                  $3,010            $3,480                    $2,205
9/30/02                  $2,480            $3,104                    $1,808
10/31/02                 $2,900            $3,522                    $2,203
11/30/02                 $3,340            $3,919                    $2,689
12/31/02                 $2,930            $3,542                    $2,291
1/31/03                  $2,980            $3,506                    $2,284
2/28/03                  $3,020            $3,553                    $2,304
3/31/03                  $2,940            $3,564                    $2,287
4/30/03                  $3,220            $3,893                    $2,556
5/31/03                  $3,550            $4,244                    $2,990
6/30/03                  $3,560            $4,318                    $2,975
7/31/03                  $3,760            $4,617                    $3,110
8/31/03                  $4,140            $4,819                    $3,458
9/30/03                  $4,020            $4,759                    $3,340
10/31/03                 $4,490            $5,150                    $3,742
11/30/03                 $4,570            $5,228                    $3,861
12/31/03                 $4,560            $5,346                    $3,868
1/31/04                  $4,790            $5,514                    $4,116
2/29/04                  $4,720            $5,420                    $4,039
3/31/04                  $4,670            $5,327                    $3,925
4/30/04                  $4,310            $5,130                    $3,610

[sidebar]
AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------
  ADVISOR CLASS               4/30/04
--------------------------------------------------
  1-Year                      +33.85%
--------------------------------------------------
  3-Year                      -12.44%
--------------------------------------------------
  Since Inception (5/1/00)    -18.99%
--------------------------------------------------

ENDNOTES

INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN THE TECHNOLOGY SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. HISTORICALLY, TECHNOLOGY STOCKS HAVE BEEN ESPECIALLY VOLATILE OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS ALSO INVOLVE SPECIAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98.

        Annual Report | Past performance does not guarantee future results. | 39

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                    -------------------------------------------------------------------------------
                                                                                    YEAR ENDED APRIL 30,
CLASS A                                                  2004            2003           2002              2001            2000
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $37.26          $42.72          $57.78            $60.44          $23.41
                                                    -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............             (.55)           (.44)           (.53)             (.39)           (.23)
 Net realized and unrealized gains (losses) .            16.55           (5.02)         (14.53)            (2.08)          37.32
                                                    -------------------------------------------------------------------------------
Total from investment operations ............            16.00           (5.46)         (15.06)            (2.47)          37.09
                                                    -------------------------------------------------------------------------------
Less distributions from net realized gains ..               --              --              --              (.19)           (.06)
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ................           $53.26          $37.26          $42.72            $57.78          $60.44
                                                    ===============================================================================

Total return b ..............................           42.98%        (12.80)%        (26.06)%           (4.14)%         158.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $683,439        $510,107        $702,189        $1,010,844        $918,473
Ratios to average net assets:
 Expenses ...................................            1.28%           1.57%           1.29%             1.09%           1.13%
 Net investment income (loss) ...............          (1.17)%         (1.28)%          (.99)%            (.54)%          (.40)%
Portfolio turnover rate .....................           59.39%          47.36%          53.85%            46.82%          40.87%

aBased on average daily shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

40 |  See notes to financial statements.  |  Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004

---------------------------------------------------------------------------------------------------
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                  SHARES          VALUE
---------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 94.8%
  BIOTECHNOLOGY 86.2%
    a Abgenix Inc. ................................................       410,900    $   6,685,343
    a Adolor Corp. ................................................       854,900       13,738,243
  a,b Affymetrix Inc. .............................................       101,900        3,114,064
    a Alexion Pharmaceuticals Inc. ................................        83,000        1,869,160
  a,b Alkermes Inc. ...............................................       866,300       13,280,379
    a Amgen Inc. ..................................................       853,500       48,026,445
  a,b Amylin Pharmaceuticals Inc. .................................       370,300        8,294,720
    a Ariad Pharmaceuticals Inc. ..................................        19,500          221,520
  a,b Biogen Idec Inc. ............................................       603,822       35,625,498
    a Celgene Corp. ...............................................       568,100       29,365,089
    a CellTech Group PLC (United Kingdom) .........................       923,900        6,885,422
  a,b Chiron Corp. ................................................       302,300       14,026,720
    a Cytokinetics Inc. ...........................................       112,900        1,835,754
  a,b Dov Pharmaceutical Inc. .....................................       238,300        4,124,973
    a Exelixis Inc. ...............................................     1,232,100       11,199,789
  a,b Eyetech Pharmaceuticals Inc. ................................       276,900        9,899,175
    a Genentech Inc. ..............................................       350,300       43,016,840
  a,b Genta Inc. ..................................................       319,600        2,742,168
    a Genzyme Corp-General Division ...............................       588,500       25,635,060
    a Gilead Sciences Inc. ........................................       910,100       55,361,383
    a Human Genome Sciences Inc. ..................................       747,800        9,123,160
    a ILEX Oncology Inc. ..........................................       524,300       12,158,517
  a,b ImClone Systems Inc. ........................................        79,000        5,283,520
  a,b Incyte Corp. ................................................       380,300        3,019,582
  a,b InterMune Inc. ..............................................       709,700       10,468,075
    a Kosan Biosciences Inc. ......................................     1,049,191       14,499,820
    a La Jolla Pharmaceutical Co. .................................       378,000        1,262,520
  a,b Ligand Pharmaceuticals Inc., B ..............................       215,400        4,611,714
  a,b Medarex Inc. ................................................       177,800        1,694,434
    a Medicines Co. ...............................................       352,900       11,543,359
    a MedImmune Inc. ..............................................       556,717       13,494,820
  a,b MGI Pharma Inc. .............................................       316,700       19,578,394
    a Millennium Pharmaceuticals Inc. .............................       797,329       11,951,962
    a NABI Biopharmaceuticals .....................................       316,900        5,181,315
  a,b Neopharm Inc. ...............................................        63,200        1,292,440
    a Neose Technologies Inc. .....................................       250,000        2,297,500
    a Neurocrine Biosciences Inc. .................................       170,300       11,176,789
  a,b NPS Pharmaceuticals Inc. ....................................       564,200       14,133,210
    a Nuvelo Inc. .................................................       243,716        2,634,570
  a,b Onyx Pharmaceuticals Inc. ...................................       158,100        7,797,492
  a,b OSI Pharmaceuticals Inc. ....................................       373,000       27,523,670
    a Protein Design Labs Inc. ....................................       543,400       13,302,432
    a Rigel Pharmaceuticals Inc. ..................................        12,000          254,520
    a Seattle Genetics Inc. .......................................       424,100        3,520,030
  a,b Serologicals Corp. ..........................................       185,400        3,433,608
      Serono SA, B (Switzerland) ..................................        16,486        9,879,394
    a Tanox Inc. ..................................................       285,300        4,864,365
    a Telik Inc. ..................................................       599,000       14,058,530

                                                             Annual Report  | 41

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                  SHARES          VALUE
---------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  BIOTECHNOLOGY (CONT.)
    a Tercica Inc. ................................................       167,600   $    1,892,204
    a Titan Pharmaceuticals Inc. ..................................       419,600        1,833,652
  a,b Trimeris Inc. ...............................................       221,800        3,260,460
    a Vicuron Pharmaceuticals Inc. ................................       219,400        5,004,514
    a Xcyte Therapies Inc. ........................................       326,900        2,010,435
                                                                                     --------------
                                                                                       588,988,752
                                                                                     --------------
  MEDICAL SPECIALTIES 1.9%
    a Cypress Bioscience Inc. .....................................       223,100        3,241,643
    a Nektar Therapeutics .........................................       463,700        9,389,925
                                                                                     --------------
                                                                                        12,631,568
                                                                                     --------------
  OTHER PHARMACEUTICALS 6.5%
    a Atherogenics Inc. ...........................................       354,800        8,380,376
  a,c BioMarin Pharmaceutical Inc., wts., 5/16/04 .................        95,238               --
  a,c BioMarin Pharmaceutical Inc. ................................       420,221        2,907,929
  a,b Cell Therapeutics Inc. ......................................       203,900        1,735,189
    a Elan Corp. PLC, ADR (Irish Republic) ........................       308,700        6,667,920
    a Inspire Pharmaceuticals Inc. ................................       194,523        3,197,958
  a,b Pharmion Corp. ..............................................       217,900        4,687,029
    a Salix Pharmaceuticals Ltd. (Canada) .........................       377,000       11,660,610
  a,b United Therapeutics Corp. ...................................       217,800        5,362,236
                                                                                     --------------
                                                                                        44,599,247
                                                                                     --------------
  SERVICES TO THE HEALTH INDUSTRY .2%
    a Albany Molecular Research Inc. ..............................        86,800        1,407,896
                                                                                     --------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $440,533,010) ............                    647,627,463
                                                                                     --------------
  PREFERRED STOCKS (COST $10,000,002) 1.1%
  BIOTECHNOLOGY
  a,c Fibrogen Inc., E, pfd. ......................................     2,227,172        7,706,015
                                                                                     --------------
  TOTAL LONG TERM INVESTMENTS (COST $450,533,012) .................                    655,333,478
                                                                                     --------------
  SHORT TERM INVESTMENTS (COST $35,514,558) 5.2%
  d Franklin Institutional Fiduciary Trust Money Market Portfolio      35,514,558       35,514,558
                                                                                     --------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
  (COST $486,047,570) 101.1% ........................................                  690,848,036
                                                                                     --------------

                                                                    ----------------
                                                                    PRINCIPAL AMOUNT
                                                                    ----------------
  REPURCHASE AGREEMENTS 17.2%
  e,f Barclays Capital Inc., 1.04%, 05/03/04
      (Maturity Value $24,002,773) Collateralized by U.S.
      Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securiites ................................   $24,000,693       24,000,693
  e,f CitiGroup Global Markets Inc., 1.03%, 05/03/04
      (Maturity Value $25,002,861) Collateralized
      by U.S. Treasury Bills, Notes and Bonds, and
      U.S. Government Agency Securities ...........................    25,000,715       25,000,715
  e,f Goldman Sachs & Co., 1.05%, 05/03/04 (Maturity
      Value $21,832,547) Collateralized by U.S.
      Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities ................................    21,830,637       21,830,637
  e,f J P Morgan Securities, 1.04%, 05/03/04 (Maturity
      Value $22,002,543) Collateralized by U.S.
      Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities ................................    22,000,636       22,000,636
  e,f Morgan Stanley & Co. Inc., 1.05%, 05/03/04
      (Maturity Value $25,002,917) Collateralized by
      U.S. Treasury Bills, Notes and Bonds, and
      U.S. Government Agency Securities ...........................    25,000,729       25,000,729
                                                                                     --------------
  TOTAL REPURCHASE AGREEMENTS (COST $117,833,410) .................                    117,833,410
                                                                                     --------------

42 |  Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                  VALUE
---------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (COST $603,880,980) 118.3% ....................                  $ 808,681,446
  OTHER ASSETS, LESS LIABILITIES (18.3)% ..........................                   (125,242,691)
                                                                                     --------------
  NET ASSETS 100.0% ...............................................                  $ 683,438,755
                                                                                     ==============

aNon-income producing.
bSecurity on loan. See Note 1(f).
cSee Note 8 regarding restricted securities.
dSee Note 7 regarding investments in affiliated Money Market Portfolio. eInvestments from cash collateral received for loaned securities. See Note 1(f) fSee Note 1(c) regarding repurchase agreements.

                      Annual Report  |  See notes to financial statements.  | 43

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                      --------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS A                                                                  2004         2003       2002        2001        2000
                                                                      --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $5.92        $6.85     $10.70      $19.98      $16.97
                                                                      --------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................        -- c         -- d     (.01)         --         .13
 Net realized and unrealized gains (losses) .......................      1.71         (.93)     (3.84)      (7.56)       6.20
                                                                      --------------------------------------------------------
Total from investment operations ..................................      1.71         (.93)     (3.85)      (7.56)       6.33
                                                                      --------------------------------------------------------
Less distributions from:
 Net investment income ............................................        --           --         --        (.04)       (.35)
 Net realized gains (losses) ......................................        --           --         --       (1.68)      (2.97)
                                                                      --------------------------------------------------------
Total distributions ...............................................        --           --         --       (1.72)      (3.32)
                                                                      --------------------------------------------------------
Net asset value, end of year ......................................     $7.63        $5.92     $ 6.85      $10.70      $19.98
                                                                      ========================================================

Total return b ....................................................    28.89%     (13.58)%   (35.98)%    (39.49)%      38.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $59,702      $53,722    $80,581    $159,050    $291,103
Ratios to average net assets:
 Expenses .........................................................     1.47%        1.67%      1.27%       1.01%        .99%
 Net investment income (loss) .....................................    (.03)%       (.05)%     (.13)%        .02%        .64%
Portfolio turnover rate ...........................................   137.83%       94.95%     81.70%     124.61%     132.25%

aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cActual net investment loss per share is $(.002).
dActual net investment loss per share is $(.003).

44 |  Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONTINUED)

                                                                      --------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS B                                                                  2004         2003       2002        2001        2000
                                                                      --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $5.73        $6.67     $10.50      $19.80      $16.92
                                                                      --------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................      (.05)        (.04)      (.07)       (.11)       (.08)
 Net realized and unrealized gains (losses) .......................      1.65         (.90)     (3.76)      (7.47)       6.25
                                                                      --------------------------------------------------------
Total from investment operations ..................................      1.60         (.94)     (3.83)      (7.58)       6.17
                                                                      --------------------------------------------------------
Less distributions from:
 Net investment income ............................................        --           --         --        (.04)       (.32)
 Net realized gains (losses) ......................................        --           --         --       (1.68)      (2.97)
                                                                      --------------------------------------------------------
Total distributions ...............................................        --           --         --       (1.72)      (3.29)
                                                                      --------------------------------------------------------
Net asset value, end of year ......................................     $7.33        $5.73     $ 6.67      $10.50      $19.80
                                                                      ========================================================
Total return b ....................................................    27.75%     (14.09)%   (36.48)%    (39.94)%      37.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................    $3,170       $2,690     $3,675      $6,106      $4,338
Ratios to average net assets:
 Expenses .........................................................     2.22%        2.36%      2.01%       1.77%       1.74%
 Net investment income (loss) .....................................    (.78)%       (.74)%     (.87)%      (.73)%      (.38)%
Portfolio turnover rate ...........................................   137.83%       94.95%     81.70%     124.61%     132.25%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

                                                             Annual Report  | 45

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONTINUED)

                                                                      --------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                                  2004         2003       2002        2001        2000
                                                                      --------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $5.74        $6.69     $10.53      $19.79      $16.85
                                                                      --------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................      (.05)        (.05)      (.07)       (.11)       (.03)
 Net realized and unrealized gains (losses) .......................      1.65         (.90)     (3.77)      (7.47)       6.16
                                                                      --------------------------------------------------------
Total from investment operations ..................................      1.60         (.95)     (3.84)      (7.58)       6.13
                                                                      --------------------------------------------------------
Less distributions from:
 Net investment income ............................................        --           --         --          --        (.22)
 Net realized gains (losses) ......................................        --           --         --       (1.68)      (2.97)
                                                                      --------------------------------------------------------
Total distributions ...............................................        --           --         --       (1.68)      (3.19)
                                                                      --------------------------------------------------------
Net asset value, end of year ......................................     $7.34        $5.74      $6.69      $10.53      $19.79
                                                                      ========================================================

Total return b ....................................................    27.87%     (14.20)%   (36.47)%    (39.93)%      37.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................    $8,633       $7,377    $10,563     $20,939     $33,216
Ratios to average net assets:
 Expenses .........................................................     2.22%        2.47%      2.01%       1.76%       1.74%
 Net investment income (loss) .....................................    (.78)%       (.85)%     (.87)%      (.73)%      (.14)%
Portfolio turnover rate ...........................................   137.83%       94.95%     81.70%     124.61%     132.25%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

46 |  See notes to financial statements.  |  Annual report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 94.2%
  ADVERTISING/MARKETING SERVICES 1.0%
 aInterpublic Group of Cos. Inc. ..........................................    United States        45,000     $   706,050
                                                                                                               ------------
  BROADCASTING 5.8%
  Clear Channel Communications Inc. .......................................    United States        34,700       1,439,703
 aEntercom Communications Corp. ...........................................    United States        25,400       1,158,240
  Grupo Televisa SA, ADR ..................................................       Mexico            16,700         727,953
 aRadio One Inc., D .......................................................    United States        43,900         832,344
                                                                                                               ------------
                                                                                                                 4,158,240
                                                                                                               ------------
  CABLE/SATELLITE TV 3.0%
a Sogecable SA ............................................................        Spain            26,100       1,117,588
a UnitedGlobalCom Inc., A .................................................    United States       139,600       1,044,208
                                                                                                               ------------
                                                                                                                 2,161,796
                                                                                                               ------------
  COMPUTER COMMUNICATIONS 5.0%
a Avaya Inc. ..............................................................    United States        80,400       1,099,872
a Cisco Systems Inc. ......................................................    United States        41,600         868,192
a Extreme Networks Inc. ...................................................    United States       109,800         607,194
a Juniper Networks Inc. ...................................................    United States        46,000       1,006,480
                                                                                                               ------------
                                                                                                                 3,581,738
                                                                                                               ------------
  DATA PROCESSING SERVICES 1.3%
  First Data Corp. ........................................................    United States        19,800         898,722
                                                                                                               ------------
  ELECTRONIC EQUIPMENT/INSTRUMENTS 1.6%
  Tektronix Inc. ..........................................................    United States        39,200       1,160,320
                                                                                                               ------------
  INFORMATION TECHNOLOGY SERVICES 1.0%
a Amdocs Ltd. .............................................................    United States        25,800         684,990
                                                                                                               ------------
  INTERNET SOFTWARE/SERVICES 3.5%
a InfoSpace Inc. ..........................................................    United States        37,300       1,219,337
a Yahoo! Inc. .............................................................    United States        26,000       1,311,960
                                                                                                               ------------
                                                                                                                 2,531,297
                                                                                                               ------------
  MAJOR TELECOMMUNICATIONS 18.5%
a Alaska Communications Systems Holdings Inc. .............................    United States         8,700          61,770
  Alltel Corp. ............................................................    United States        22,000       1,107,480
  BellSouth Corp. .........................................................    United States        71,600       1,847,996
a France Telecom SA .......................................................       France            38,700         933,866
  Portugal Telecom SGPS SA, ADR ...........................................      Portugal          103,762       1,123,743
  SBC Communications Inc. .................................................    United States        43,200       1,075,680
  Telecom Corp. of New Zealand Ltd. .......................................     New Zealand        416,436       1,474,322
  Telefonica SA, ADR ......................................................        Spain            41,342       1,824,422
  Telefonos de Mexico SA de CV (Telmex), L, ADR ...........................       Mexico            44,800       1,529,472
  Verizon Communications Inc. .............................................    United States        59,200       2,234,208
                                                                                                               ------------
                                                                                                                13,212,959
                                                                                                               ------------
  MEDIA CONGLOMERATES 3.0%
  The Walt Disney Co. .....................................................    United States        15,300         352,359
  Viacom Inc., A ..........................................................    United States         5,400         211,464
  Viacom Inc., B ..........................................................    United States        40,000       1,546,000
                                                                                                               ------------
                                                                                                                 2,109,823
                                                                                                               ------------

                                                             Annual Report  | 47

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARESVALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MOVIES/ENTERTAINMENT 2.6%
  EMI Group PLC ...........................................................   United Kingdom       404,500     $ 1,850,700
                                                                                                               ------------
  PACKAGED SOFTWARE 2.5%
a Symantec Corp. ..........................................................    United States        40,300       1,815,515
                                                                                                               ------------
  PUBLISHING: NEWSPAPERS 3.7%
  Dow Jones & Co. Inc. ....................................................    United States        31,900       1,470,271
  Gannett Co. Inc. ........................................................    United States        13,900       1,204,852
                                                                                                               ------------
                                                                                                                 2,675,123
                                                                                                               ------------
  SEMICONDUCTORS 2.3%
  Samsung Electronics Co. Ltd. ............................................     South Korea          1,400         664,593
a Semtech Corp. ...........................................................    United States        31,300         657,926
a Sirf Technology Holdings Inc. ...........................................    United States        21,000         336,000
                                                                                                               ------------
                                                                                                                 1,658,519
                                                                                                               ------------
  SPECIALTY TELECOMMUNICATIONS 4.6%
a Citizens Communications Co., B ..........................................    United States        60,400         787,616
a Commonwealth Telephone Enterprises Inc. .................................    United States        18,700         779,042
a NTL Inc. ................................................................    United States        10,600         601,762
a Qwest Communications International Inc. .................................    United States       285,300       1,146,906
                                                                                                               ------------
                                                                                                                 3,315,326
                                                                                                               ------------
  TELECOMMUNICATIONS EQUIPMENT 10.7%
a Arris Group Inc. ........................................................    United States       113,800         680,524
a Comverse Technology Inc. ................................................    United States        64,000       1,047,040
  Motorola Inc. ...........................................................    United States        37,900         691,675
  Nokia Corp., ADR ........................................................       Finland           50,900         713,109
a Nortel Networks Corp. ...................................................       Canada           216,500         809,710
a Research in Motion Ltd. .................................................       Canada            18,600       1,613,736
a Spirent PLC .............................................................   United Kingdom       854,900       1,034,703
a Telefonaktiebolaget LM Ericsson AB, B, ADR ..............................       Sweden            40,200       1,072,134
                                                                                                               ------------
                                                                                                                 7,662,631
                                                                                                               ------------
  WHOLESALE DISTRIBUTORS 1.0%
a Imagistics International Inc. ...........................................    United States        17,500         708,575
                                                                                                               ------------
  WIRELESS COMMUNICATIONS 23.1%
  America Movil SA de CV, L, ADR ..........................................       Mexico            69,000       2,332,200
  China Mobile (Hong Kong) Ltd., ADR ......................................      Hong Kong          59,900         792,477
a Europolitan Holdings AB .................................................       Sweden           134,100         825,020
a Millicom International Cellular SA ......................................     Luxembourg          63,000       1,583,190
a Nextel Communications Inc., A ...........................................    United States        61,000       1,455,460
a Nextel Partners Inc., A .................................................    United States        86,000       1,148,100
a NII Holdings Inc., B ....................................................    United States        59,700       2,089,500
  NTT DoCoMo Inc. .........................................................        Japan               600       1,190,703
  Turkcell Iletisim Hizmetleri AS, ADR ....................................       Turkey            25,200         716,940
  Vodafone Group PLC, ADR .................................................   United Kingdom       135,400       3,322,716
a Western Wireless Corp., A ...............................................    United States        50,400       1,049,328
                                                                                                               ------------
                                                                                                                16,505,634
                                                                                                               ------------
  TOTAL COMMON STOCKS (COST $61,170,155) ..................................                                     67,397,958
                                                                                                               ------------

48 |  Annual Report

Franklin Strategic Series

    STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS 3.1%
    ELECTRONIC TECHNOLOGY
a,b Kestrel Solutions, Inc., D, pfd. ........................................    United States        95,932    $        --
                                                                                                               ------------
    MEDIA CONGLOMERATES 3.1%
    News Corp. Ltd., ADR, pfd. ..............................................      Australia          64,900      2,190,375
                                                                                                               ------------
    TOTAL PREFERRED STOCKS (COST $3,386,238) ................................                                     2,190,375
                                                                                                               ------------
    TOTAL LONG TERM INVESTMENTS (COST $64,556,393) ..........................                                    69,588,333
                                                                                                               ------------
    SHORT TERM INVESTMENTS (COST $2,069,122) 2.9%
c   Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States     2,069,122      2,069,122
                                                                                                               ------------
    TOTAL INVESTMENTS (COST $66,625,515) 100.2% .............................                                    71,657,455
    OTHER ASSETS, LESS LIABILITIES (0.2)% ...................................                                      (152,766)
                                                                                                               ------------
    NET ASSETS 100.0% .......................................................                                   $71,504,689
                                                                                                               ============

aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 7 regarding investments in affiliated Money Market Portfolio.

                      Annual Report  |  See notes to financial statements.  | 49

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL HEALTH CARE FUND

                                                                      --------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS A                                                                  2004         2003       2002        2001        2000
                                                                      --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $15.53       $20.80     $23.29      $20.29      $13.88
                                                                      --------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................      (.10)        (.09)      (.15)       (.10)       (.12)
 Net realized and unrealized gains (losses) .......................      4.43        (4.62)     (2.30)       4.71        6.53
                                                                      --------------------------------------------------------
Total from investment operations ..................................      4.33        (4.71)     (2.45)       4.61        6.41
                                                                      --------------------------------------------------------
Less distributions from:
 Net investment income ............................................        --           --         --        (.11)         --
 Net realized gains (losses) ......................................        --         (.56)      (.04)      (1.50)         --
                                                                      --------------------------------------------------------
Total distributions ...............................................        --         (.56)      (.04)      (1.61)         --
                                                                      --------------------------------------------------------
Net asset value, end of year ......................................    $19.86       $15.53     $20.80      $23.29      $20.29
                                                                      ========================================================

Total return b ....................................................    27.88%     (22.56)%   (10.53)%      22.00%      46.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $91,314      $73,991   $110,062    $131,063     $90,563
Ratios to average net assets:
 Expenses .........................................................     1.36%        1.44%      1.22%       1.17%       1.52%
 Net investment income (loss) .....................................    (.52)%       (.54)%     (.65)%      (.40)%      (.70)%
Portfolio turnover rate ...........................................    82.63%      137.37%    120.47%     131.79%     123.48%

aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

50 |  Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONTINUED)

                                                                      --------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS B                                                                  2004         2003       2002        2001        2000
                                                                      --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $15.04       $20.33     $22.93      $20.09      $13.84
                                                                      --------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................      (.23)        (.20)      (.31)       (.29)       (.26)
 Net realized and unrealized gains (losses) .......................      4.29        (4.53)     (2.25)       4.67        6.51
                                                                      --------------------------------------------------------
Total from investment operations ..................................      4.06        (4.73)     (2.56)       4.38        6.25
                                                                      --------------------------------------------------------
Less distributions from:
 Net investment income ............................................        --           --         --        (.04)         --
 Net realized gains (losses) ......................................        --         (.56)      (.04)      (1.50)         --
                                                                      --------------------------------------------------------
Total distributions ...............................................        --         (.56)      (.04)      (1.54)         --
                                                                      --------------------------------------------------------
Net asset value, end of year ......................................    $19.10       $15.04     $20.33      $22.93      $20.09
                                                                      ========================================================

Total return b ....................................................    26.91%     (23.10)%   (11.22)%      21.06%      45.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $13,054       $8,892    $13,021     $12,873      $3,037
Ratios to average net assets:
 Expenses .........................................................     2.11%        2.18%      1.97%       1.92%       2.27%
 Net investment income (loss) .....................................   (1.27)%      (1.28)%    (1.40)%     (1.17)%     (1.44)%
Portfolio turnover rate ...........................................    82.63%      137.37%    120.47%     131.79%     123.48%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

                                                             Annual Report  | 51

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONTINUED)

                                                                      --------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                                  2004         2003       2002        2001        2000
                                                                      --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $14.90       $20.15     $22.72      $19.89      $13.71
                                                                      --------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................      (.22)        (.20)      (.30)       (.28)       (.23)
 Net realized and unrealized gains (losses) .......................      4.24        (4.49)     (2.23)       4.61        6.41
                                                                      --------------------------------------------------------
Total from investment operations ..................................      4.02        (4.69)     (2.53)       4.33        6.18
                                                                      --------------------------------------------------------
Less distributions from net realized gains (losses) ...............        --         (.56)      (.04)      (1.50)         --
                                                                      --------------------------------------------------------
Net asset value, end of year ......................................    $18.92       $14.90     $20.15      $22.72      $19.89
                                                                      ========================================================

Total return b ....................................................    26.98%     (23.16)%   (11.19)%      21.05%      45.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $23,850      $18,700    $28,538     $32,212     $20,398
Ratios to average net assets:
 Expenses .........................................................     2.11%        2.19%      1.96%       1.92%       2.27%
 Net investment income (loss) .....................................   (1.27)%      (1.29)%    (1.39)%     (1.15)%     (1.44)%
Portfolio turnover rate ...........................................    82.63%      137.37%    120.47%     131.79%     123.48%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

52 |  See notes to financial statements.  |  Annual report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH CARE FUND                                               COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 98.5%
  BIOTECHNOLOGY 16.4%
a Adolor Corp. ............................................................    United States        59,400    $    954,558
a Amgen Inc. ..............................................................    United States       108,100       6,082,787
a Amylin Pharmaceuticals Inc. .............................................    United States        28,000         627,200
a Angiotech Pharmaceuticals Inc. ..........................................       Canada            50,600       1,055,010
a Ariad Pharmaceuticals Inc. ..............................................    United States        63,400         720,224
a Barrier Therapeutics Inc. ...............................................    United States        55,000         770,000
a Celgene Corp. ...........................................................    United States        24,400       1,261,236
a Eyetech Pharmaceuticals Inc. ............................................    United States        27,500         983,125
a Genta Inc. ..............................................................    United States        46,000         394,680
a Gilead Sciences Inc. ....................................................    United States        32,900       2,001,307
a ImClone Systems Inc. ....................................................    United States         9,800         655,424
a NABI Biopharmaceuticals .................................................    United States        37,500         613,125
a NPS Pharmaceuticals Inc. ................................................    United States        30,000         751,500
a OSI Pharmaceuticals Inc. ................................................    United States        12,300         907,617
a Regeneration Technologies Inc. ..........................................    United States        61,600         585,200
a Seattle Genetics Inc. ...................................................    United States        42,000         348,600
a Serologicals Corp. ......................................................    United States        63,100       1,168,612
a Telik Inc. ..............................................................    United States        45,100       1,058,497
                                                                                                              -------------
                                                                                                                20,938,702
                                                                                                              -------------
  ELECTRICAL PRODUCTS .5%
a Wilson Greatbatch Technologies Inc. .....................................    United States        18,200         627,900
                                                                                                              -------------
  ELECTRONIC EQUIPMENT/INSTRUMENTS 2.3%
a Bio-Rad Laboratories Inc., A ............................................    United States        16,600         972,760
a Thermo Electron Corp. ...................................................    United States        68,800       2,008,960
                                                                                                              -------------
                                                                                                                 2,981,720
                                                                                                              -------------
  HOSPITAL/NURSING MANAGEMENT 4.9%
a Beverly Enterprises Inc. ................................................    United States       116,400         692,580
a Genesis HealthCare Corp. ................................................    United States        26,450         618,665
a LifePoint Hospitals Inc. ................................................    United States        38,000       1,358,880
a Psychiatric Solutions Inc. ..............................................    United States        42,200         981,150
  Select Medical Corp. ....................................................    United States        70,400       1,334,080
  Universal Health Services Inc., B .......................................    United States        30,400       1,334,560
                                                                                                              -------------
                                                                                                                 6,319,915
                                                                                                              -------------
  HOUSEHOLD/PERSONAL CARE .8%
  SSL International PLC ...................................................   United Kingdom       168,700         981,266
                                                                                                              -------------
  INDUSTRIAL SPECIALTIES .4%
  Mine Safety Appliances Co. ..............................................    United States        20,400         552,840
                                                                                                              -------------
  MAJOR PHARMACEUTICALS 38.7%
  Abbott Laboratories .....................................................    United States        85,100       3,746,102
a Able Laboratories Inc. ..................................................    United States        55,100       1,060,675
a Elan Corp. PLC, ADR .....................................................   Irish Republic        46,900       1,013,040
  Eli Lilly & Co. .........................................................    United States        13,000         959,530
a Forest Laboratories Inc. ................................................    United States        37,800       2,437,344
  Gedeon Richter Ltd. .....................................................       Hungary           12,400       1,261,159
  GlaxoSmithKline PLC, ADR ................................................   United Kingdom        23,800         999,600

                                                             Annual Report  | 53

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH CARE FUND                                               COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MAJOR PHARMACEUTICALS (CONT.)
  Johnson & Johnson Inc. ..................................................    United States        53,000    $  2,863,590
a King Pharmaceuticals Inc. ...............................................    United States        61,500       1,060,875
a Labopharm Inc. ..........................................................       Canada           139,400         525,062
  Medicis Pharmaceutical Corp., A .........................................    United States        14,800         635,216
  Merck & Co. Inc. ........................................................    United States        80,100       3,764,700
a MGI Pharma Inc. .........................................................    United States        15,200         939,664
  Mylan Laboratories Inc. .................................................    United States        54,000       1,237,140
  Novartis AG .............................................................     Switzerland         79,400       3,539,503
  Pfizer Inc. .............................................................    United States       332,960      11,906,650
  Roche Holding AG ........................................................     Switzerland         21,700       2,276,107
a Salix Pharmaceuticals Ltd. ..............................................       Canada            21,700         671,181
  Sanofi-Synthelabo SA ....................................................       France            20,400       1,296,092
a Shire Pharmaceuticals Group PLC, ADR ....................................   United Kingdom        24,200         671,550
a Taro Pharmaceutical Industries Ltd. .....................................       Israel            22,100         955,825
  Teva Pharmaceutical Industries Ltd., ADR ................................       Israel            14,700         904,932
  Wyeth ...................................................................    United States       129,500       4,930,065
                                                                                                              -------------
                                                                                                                49,655,602
                                                                                                              -------------
  MANAGED HEALTH CARE 9.0%
a Anthem Inc. .............................................................    United States        28,600       2,533,388
a Caremark RX Inc. ........................................................    United States        65,900       2,230,715
  CIGNA Corp. .............................................................    United States        11,400         735,414
a Coventry Health Care Inc. ...............................................    United States        55,200       2,309,568
a Health Net Inc., A ......................................................    United States        37,800         961,632
a Magellan Health Services Inc. ...........................................    United States        23,200         745,416
a PacifiCare Health Systems Inc. ..........................................    United States        30,200       1,079,952
a Sierra Health Services Inc. .............................................    United States        25,900         962,185
                                                                                                              -------------
                                                                                                                11,558,270
                                                                                                              -------------
  MEDICAL DISTRIBUTORS 2.9%
  AmerisourceBergen Corp. .................................................    United States        28,700       1,661,443
a Henry Schein Inc. .......................................................    United States        12,800         902,016
  McKesson Corp. ..........................................................    United States        32,800       1,077,808
                                                                                                              -------------
                                                                                                                 3,641,267
                                                                                                              -------------
  MEDICAL SPECIALTIES 13.7%
a Apogent Technologies Inc. ...............................................    United States        48,200       1,562,644
a Cytyc Corp. .............................................................    United States        84,100       1,799,740
  Dentsply International Inc. .............................................    United States        39,300       1,904,478
  Hillenbrand Industries Inc. .............................................    United States        18,900       1,275,750
a INAMED Corp. ............................................................    United States        21,600       1,270,944
a Kinetic Concepts Inc. ...................................................    United States        26,100       1,263,240
  Medtronic Inc. ..........................................................    United States        37,400       1,887,204
  Mentor Corp. ............................................................    United States        40,100       1,271,170
a Nektar Therapeutics .....................................................    United States        38,500         779,625
  Pall Corp. ..............................................................    United States        44,800       1,065,344
  Smith & Nephew PLC ......................................................   United Kingdom       148,500       1,507,648

54 |  Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GLOBAL HEALTH CARE FUND                                                COUNTRY          SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    MEDICAL SPECIALTIES (CONT.)
  a Steris Corp. ............................................................    United States        48,200    $  1,068,112
  a Thermogenesis Corp. .....................................................    United States       205,900         965,671
                                                                                                                -------------
                                                                                                                  17,621,570
                                                                                                                -------------
    MEDICAL/NURSING SERVICES 3.1%
  a Hanger Orthopedic Group Inc. ............................................    United States        67,800       1,109,886
  a Kindred Healthcare Inc. .................................................    United States        18,800         920,824
  a Neighborcare Inc. .......................................................    United States        53,900       1,247,246
  a VCA Antech Inc. .........................................................    United States        18,200         744,198
                                                                                                                -------------
                                                                                                                   4,022,154
                                                                                                                -------------
    OTHER PHARMACEUTICALS .6%
  a Pharmion Corp. ..........................................................    United States        36,000         774,360
                                                                                                                -------------
    SERVICES TO THE HEALTH INDUSTRY 4.3%
  a Accredo Health Inc. .....................................................    United States        59,200       2,288,080
  a Dendrite International Inc. .............................................    United States        38,000         651,320
    Omnicare Inc. ...........................................................    United States        22,200         920,856
  a Omnicell Inc. ...........................................................    United States        44,000         606,320
  a Pharmaceutical Product Development Inc. .................................    United States        35,000       1,034,950
                                                                                                                -------------
                                                                                                                   5,501,526
                                                                                                                -------------
    WHOLESALE DISTRIBUTORS .9%
  a Fisher Scientific International Inc. ....................................    United States        18,700       1,094,885
                                                                                                                -------------
    TOTAL COMMON STOCKS (COST $105,935,117) .................................                                    126,271,977
                                                                                                                -------------
    PREFERRED STOCKS (COST $1,500,004) .6%
    MEDICAL SPECIALTIES
a,b Masimo Corp., F, pfd. ...................................................    United States       136,364         750,002
                                                                                                                -------------
    TOTAL LONG TERM INVESTMENTS (COST $107,435,121) .........................                                    127,021,979
                                                                                                                -------------
    SHORT TERM INVESTMENTS (COST $1,167,106) .9%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States     1,167,106       1,167,106
                                                                                                                -------------
    TOTAL INVESTMENTS (COST $108,602,227) 100.0% ............................                                    128,189,085
    OTHER ASSETS, LESS LIABILITIES ..........................................                                         29,486
                                                                                                                -------------
    NET ASSETS 100.0% .......................................................                                   $128,218,571
                                                                                                                =============

aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 7 regarding investments in affiliated Money Market Portfolio.

                      Annual Report  |  See notes to financial statements.  | 55

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                                     ---------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS A                                                                  2004         2003       2002        2001        2000
                                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $13.60       $16.96     $19.36      $15.74      $13.25
                                                                     ---------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..................................       (.04)         .01        .04         .12         .05
 Net realized and unrealized gains (losses) ......................       5.26        (3.33)     (2.08)       3.58        2.52
                                                                     ---------------------------------------------------------
Total from investment operations .................................       5.22        (3.32)     (2.04)       3.70        2.57
                                                                     ---------------------------------------------------------
Less distributions from:
 Net investment income ...........................................       (.02)        (.04)      (.08)       (.08)       (.08)
 Net realized gains (losses) .....................................         --           --       (.28)         --          --
                                                                     ---------------------------------------------------------
Total distributions ..............................................       (.02)        (.04)      (.36)       (.08)       (.08)
                                                                     ---------------------------------------------------------
Net asset value, end of year .....................................     $18.80       $13.60     $16.96      $19.36      $15.74
                                                                     =========================================================

Total return b ...................................................     38.36%     (19.62)%   (10.12)%      23.55%      19.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $102,725      $39,515    $58,085     $58,721     $41,106
Ratios to average net assets:
 Expenses ........................................................      1.27%        1.34%      1.21%       1.01%        .98%
 Expenses excluding waiver and payments by affiliate .............      1.27%        1.34%      1.31%       1.26%       1.43%
 Net investment income (loss) ....................................     (.24)%         .04%       .30%        .69%        .39%
Portfolio turnover rate ..........................................     59.53%       44.97%    100.37%      54.42%      81.52%

aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

56 |  Annual Report


Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN NATURAL RESOURCES FUND (CONTINUED)
                                                                     ---------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2004         2003       2002        2001        2000
                                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $14.11       $17.57     $19.99      $16.24      $13.63
                                                                     ---------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................        .02          .05        .10         .19         .07
 Net realized and unrealized gains (losses) ......................       5.45        (3.41)     (2.14)       3.70        2.63
                                                                     ---------------------------------------------------------
Total from investment operations .................................       5.47        (3.36)     (2.04)       3.89        2.70
                                                                     ---------------------------------------------------------
Less distributions from:
 Net investment income ...........................................       (.05)        (.10)      (.10)       (.14)       (.09)
 Net realized gains (losses) .....................................         --           --       (.28)         --          --
                                                                     ---------------------------------------------------------
Total distributions ..............................................       (.05)        (.10)      (.38)       (.14)       (.09)
                                                                     ---------------------------------------------------------
Net asset value, end of year .....................................     $19.53       $14.11     $17.57      $19.99      $16.24
                                                                     =========================================================

Total return b ...................................................     38.83%     (19.18)%    (9.87)%      24.06%      19.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................    $11,185         $460    $13,683     $13,992      $8,791
Ratios to average net assets:
 Expenses ........................................................       .92%        1.03%       .86%        .66%        .65%
 Expenses excluding waiver and payments by affiliate .............       .92%        1.03%       .96%        .91%       1.10%
 Net investment income ...........................................       .11%         .35%       .63%       1.03%        .49%
Portfolio turnover rate ..........................................     59.53%       44.97%    100.37%      54.42%      81.52%

aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.

                      Annual Report  |  See notes to financial statements.  | 57

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 92.8%
  ENERGY MINERALS 44.2%
  Apache Corp. ............................................................    United States        27,500    $  1,151,425
  Arch Coal Inc. ..........................................................    United States        41,600       1,273,376
  BP PLC, ADR .............................................................   United Kingdom       110,500       5,845,450
  Burlington Resources Inc. ...............................................    United States        12,800         861,056
  Chesapeake Energy Corp. .................................................    United States       102,800       1,413,500
  ChevronTexaco Corp. .....................................................    United States        44,100       4,035,150
  ConocoPhillips ..........................................................    United States        48,300       3,443,790
  Devon Energy Corp. ......................................................    United States        38,867       2,378,660
  Exxon Mobil Corp. .......................................................    United States       120,600       5,131,530
a Forest Oil Corp. ........................................................    United States        37,500         984,375
a KCS Energy Inc. .........................................................    United States       142,000       1,706,840
  Marathon Oil Corp. ......................................................    United States        30,700       1,030,292
a Newfield Exploration Co. ................................................    United States        32,500       1,712,100
  Noble Energy Inc. .......................................................    United States        49,000       2,258,900
  Occidental Petroleum Corp. ..............................................    United States        61,400       2,898,080
  Peabody Energy Corp. ....................................................    United States        46,400       2,175,696
  Pioneer Natural Resources Co. ...........................................    United States        50,800       1,661,668
a Premcor Inc. ............................................................    United States        31,000       1,067,330
  Royal Dutch Petroleum Co., N.Y. shs. ....................................     Netherlands         45,100       2,194,566
a Spinnaker Exploration Co. ...............................................    United States        71,500       2,550,405
  Talisman Energy Inc. ....................................................       Canada            28,300       1,611,119
  Western Gas Resources Inc. ..............................................    United States        20,700       1,127,115
a Westport Resources Corp. ................................................    United States        30,600       1,047,438
  XTO Energy Inc. .........................................................    United States        31,325         836,378
                                                                                                              -------------
                                                                                                                50,396,239
                                                                                                              -------------
  HEALTH TECHNOLOGY .5%
  Pall Corp. ..............................................................    United States        25,100         596,878
                                                                                                              -------------
  INDUSTRIAL SERVICES 24.0%
  Akita Drilling Ltd., A ..................................................       Canada            21,000         371,060
a Allied Waste Industries Inc. ............................................    United States       118,100       1,486,879
  Baker Hughes Inc. .......................................................    United States        39,300       1,441,524
a Cal Dive International Inc. .............................................    United States        37,900       1,024,816
  ENSCO International Inc. ................................................    United States        63,700       1,743,469
a Global Industries Ltd. ..................................................    United States       164,100         984,600
  GlobalSantaFe Corp. .....................................................    United States        62,046       1,636,153
a Grant Prideco Inc. ......................................................    United States       103,100       1,572,275
a Grey Wolf Inc. ..........................................................    United States       401,700       1,598,766
  Halliburton Co. .........................................................    United States        28,500         849,300
a Hornbeck Offshore Services Inc. .........................................    United States        51,300         615,600
a Key Energy Services Inc. ................................................    United States        79,800         850,668
a Lone Star Technologies Inc. .............................................    United States        42,800         877,400
a Nabors Industries Ltd. ..................................................    United States        44,300       1,965,148
a National Oilwell Inc. ...................................................    United States        30,900         862,728
a Oil States International Inc. ...........................................    United States        99,300       1,344,522
a Patterson UTI Energy Inc. ...............................................    United States        49,100       1,776,929
a Precision Drilling Corp. ................................................       Canada            20,100         962,790
a Rowan Cos. Inc. .........................................................    United States        79,300       1,768,390

58 |  Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY          SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INDUSTRIAL SERVICES (CONT.)
a Smith International Inc. ................................................    United States        20,000    $  1,095,000
a Superior Energy Services Inc. ...........................................    United States        64,400         669,116
  Tenaris SA, ADR .........................................................      Argentina          23,900         716,761
a Weatherford International Ltd. ..........................................       Bermuda           25,000       1,087,000
                                                                                                              -------------
                                                                                                                27,300,894
                                                                                                              -------------
  NON-ENERGY MINERALS 9.1%
  Alcoa Inc. ..............................................................    United States        49,000       1,506,750
  AngloGold Ltd., ADR .....................................................    South Africa         33,100       1,040,002
  Barrick Gold Corp. ......................................................       Canada            37,200         715,356
  Freeport McMoRan Copper & Gold Inc., B ..................................    United States        30,800         939,400
a International Steel Group ...............................................    United States        31,500         915,075
a Meridian Gold Inc. ......................................................    United States        76,700         760,864
a NS Group Inc. ...........................................................    United States        84,900       1,094,361
  Rio Tinto PLC, ADR ......................................................   United Kingdom         9,300         833,280
  United States Steel Corp. ...............................................    United States        18,800         538,244
  Xstrata AG ..............................................................     Switzerland        121,300       1,364,867
a Zinifex Ltd. ............................................................      Australia         550,000         643,479
                                                                                                              -------------
                                                                                                                10,351,678
                                                                                                              -------------
  PROCESS INDUSTRIES 15.0%
  Bowater Inc. ............................................................    United States        38,800       1,627,660
  Bunge Ltd. ..............................................................    United States        65,600       2,430,480
  Cabot Corp. .............................................................    United States        52,500       1,774,500
  Dow Chemical Co. ........................................................    United States        49,000       1,944,810
  E.I. du Pont de Nemours & Co. ...........................................    United States        33,900       1,456,005
a Headwaters Inc. .........................................................    United States        53,600       1,232,264
  Millennium Chemicals Inc. ...............................................    United States        63,000       1,031,310
  Minerals Technologies Inc. ..............................................    United States        31,800       1,865,070
  Nova Chemicals Corp. ....................................................       Canada            45,000       1,147,500
a Smurfit-Stone Container Corp. ...........................................    United States        48,100         826,839
a Solutia Inc. ............................................................    United States       137,000          47,950
  Valspar Corp. ...........................................................    United States        33,700       1,673,205
                                                                                                              -------------
                                                                                                                17,057,593
                                                                                                              -------------
  TOTAL COMMON STOCKS (COST $92,558,377) ..................................                                    105,703,282
                                                                                                              -------------
  SHORT TERM INVESTMENTS (COST $9,232,253) 8.1%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States     9,232,253       9,232,253
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $101,790,630) 100.9% ............................                                    114,935,535
  OTHER ASSETS, LESS LIABILITIES (0.9)% ...................................                                     (1,025,384)
                                                                                                              -------------
  NET ASSETS 100.0% .......................................................                                   $113,910,151
                                                                                                              =============

aNon-income producing.
bSee Note 7 regarding investments in affiliated Money Market Portfolio.

                      Annual Report  |  See notes to financial statements.  | 59

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN TECHNOLOGY FUND
                                                                                -----------------------------------------------
                                                                                                 YEAR ENDED APRIL 30,
CLASS A                                                                               2004       2003        2002        2001 C
                                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................        $3.19      $4.37       $6.41      $10.00
                                                                                -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............................................         (.05)      (.05)       (.05)       (.08)
 Net realized and unrealized gains (losses) .................................         1.11      (1.13)      (1.99)      (3.51)
                                                                                -----------------------------------------------
Total from investment operations ............................................         1.06      (1.18)      (2.04)      (3.59)
                                                                                -----------------------------------------------
Net asset value, end of year ................................................        $4.25      $3.19       $4.37      $ 6.41
                                                                                ===============================================

Total return b ..............................................................       33.23%   (27.00)%    (31.72)%    (36.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................      $28,636    $20,018     $26,246     $33,598
Ratios to average net assets:
 Expenses ...................................................................        1.72%      2.01%       1.66%       1.40%
 Expenses excluding waiver and payments by affiliate ........................        1.72%      2.01%       1.69%       1.68%
 Net investment income (loss) ...............................................      (1.48)%    (1.81)%     (1.01)%      (.88)%
Portfolio turnover rate .....................................................      141.34%    182.71%     141.03%     198.78%

aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the year May 1, 2000 (inception date) to April 30, 2001.

60 |  Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONTINUED)

                                                                                -----------------------------------------------
                                                                                                 YEAR ENDED APRIL 30,
CLASS B                                                                               2004       2003        2002        2001 C
                                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                                   $3.14      $4.32       $6.37      $10.00
                                                                                -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............................................         (.17)      (.15)       (.08)       (.13)
 Net realized and unrealized gain (losses) ..................................         1.18      (1.03)      (1.97)      (3.50)
                                                                                -----------------------------------------------
Total from investment operations ............................................         1.01      (1.18)      (2.05)      (3.63)
                                                                                -----------------------------------------------
Net asset value, end of year ................................................        $4.15      $3.14       $4.32      $ 6.37
                                                                                ===============================================

Total return b ..............................................................       32.17%   (27.31)%    (32.18)%    (36.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................       $4,788     $2,922      $4,189      $5,877
Ratios to average net assets:
 Expenses ...................................................................        2.35%      2.66%       2.30%       2.03%
 Expenses excluding waiver and payments by affiliate ........................        2.35%      2.66%       2.33%       2.31%
 Net investment income (loss) ...............................................      (2.11)%    (2.46)%     (1.62)%     (1.51)%
Portfolio turnover rate .....................................................      141.34%    182.71%     141.03%     198.78%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the year May 1, 2000 (inception date) to April 30, 2001.

                                                             Annual Report  | 61

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONTINUED)
                                                                                -----------------------------------------------
                                                                                              YEAR ENDED APRIL 30,
CLASS C                                                                            2004       2003        2002        2001 C
                                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................        $3.13      $4.30       $6.36      $10.00
                                                                                -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............................................         (.14)      (.12)       (.08)       (.13)
 Net realized and unrealized gains (losses) .................................         1.15      (1.05)      (1.98)      (3.51)
                                                                                -----------------------------------------------
Total from investment operations ............................................         1.01      (1.17)      (2.06)      (3.64)
                                                                                -----------------------------------------------
Net asset value, end of year ................................................        $4.14      $3.13       $4.30      $ 6.36
                                                                                ===============================================

Total return b ..............................................................       32.27%   (27.21)%    (32.39)%    (36.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................      $10,949     $8,545     $10,169     $13,471
Ratios to average net assets:
 Expenses ...................................................................        2.37%      2.66%       2.29%       2.04%
 Expenses excluding waiver and payments by affiliate ........................        2.37%      2.66%       2.32%       2.32%
 Net investment income (loss) ...............................................      (2.13)%    (2.46)%     (1.64)%     (1.53)%
Portfolio turnover rate .....................................................      141.34%    182.71%     141.03%     198.78%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the year May 1, 2000 (inception date) to April 30, 2001.

62 |  Annual Report

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND (CONTINUED)
                                                                                               --------------------------------
                                                                                                      YEAR ENDED APRIL 30,
CLASS R                                                                                          2004        2003        2002 C
                                                                                               --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................................      $3.19       $4.36       $5.33
                                                                                               --------------------------------
Income from investment operations:
 Net investment income (loss) a ..........................................................       (.06)       (.06)       (.03)
 Net realized and unrealized gains (losses) ..............................................       1.11       (1.11)       (.94)
                                                                                               --------------------------------
Total from investment operations .........................................................       1.05       (1.17)       (.97)
                                                                                               --------------------------------
Net asset value, end of year .............................................................      $4.24       $3.19       $4.36
                                                                                               ================================

Total return b ...........................................................................     33.33%    (27.06)%    (18.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................................     $1,582        $380         $18
Ratios to average net assets:
 Expenses ................................................................................      1.87%       2.17%       1.70% d
 Expenses excluding waiver and payments by affiliate .....................................      1.87%       2.17%       1.73% d
 Net investment income (loss) ............................................................    (1.63)%     (1.97)%     (1.83)% d
Portfolio turnover rate ..................................................................    141.34%     182.71%     141.03%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 2, 2002 (effective date) to April 30, 2002.
dAnnualized.

                                                             Annual Report  | 63

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND (CONTINUED)
                                                                                -----------------------------------------------
                                                                                                 YEAR ENDED APRIL 30,
ADVISOR CLASS                                                                         2004       2003        2002        2001 C
                                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................        $3.22      $4.39       $6.43      $10.00
                                                                                -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............................................         (.05)      (.01)       (.04)       (.05)
 Net realized and unrealized gains (losses) .................................         1.14      (1.16)      (2.00)      (3.52)
                                                                                -----------------------------------------------
Total from investment operations ............................................         1.09      (1.17)      (2.04)      (3.57)
                                                                                -----------------------------------------------
Net asset value, end of year ................................................        $4.31      $3.22       $4.39      $ 6.43
                                                                                ===============================================

Total return b ..............................................................       33.85%   (26.65)%    (31.62)%    (35.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................       $2,444    $10,438     $10,668     $11,911
Ratios to average net assets:
 Expenses ...................................................................        1.37%      1.67%       1.31%       1.05%
 Expenses excluding waiver and payments by affiliate ........................        1.37%      1.67%       1.34%       1.33%
 Net investment income (loss) ...............................................      (1.13)%    (1.47)%      (.67)%      (.55)%
Portfolio turnover rate .....................................................      141.34%    182.71%     141.03%     198.78%

aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.
cFor the year May 1, 2000 (inception date) to April 30, 2001.

64 |  See notes to financial statements.  |  Annual report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                       COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 96.6%
  COMMUNICATIONS EQUIPMENT 15.1%
  ADTRAN Inc. .............................................................    United States        26,900     $   659,319
a Avaya Inc. ..............................................................    United States        52,900         723,672
a Avocent Corp. ...........................................................    United States        25,200         808,668
a Cisco Systems Inc. ......................................................    United States        45,300         945,411
a Comverse Technology Inc. ................................................    United States        43,800         716,568
a Extreme Networks Inc. ...................................................    United States        92,300         510,419
a Juniper Networks Inc. ...................................................    United States        42,900         938,652
  QUALCOMM Inc. ...........................................................    United States         8,500         530,910
a Research in Motion Ltd. .................................................       Canada             6,200         537,912
a Spirent PLC .............................................................   United Kingdom       473,100         572,603
a Telefonaktiebolaget LM Ericsson AB, B, ADR ..............................       Sweden            13,800         368,046
                                                                                                               ------------
                                                                                                                 7,312,180
                                                                                                               ------------
  COMPUTERS & PERIPHERALS 8.3%
a Dell Inc. ...............................................................    United States        37,600       1,305,096
a EMC Corp. ...............................................................    United States        73,800         823,608
  International Business Machines Corp. ...................................    United States         5,700         502,569
a Logitech International SA, ADR ..........................................     Switzerland         14,100         604,185
a Network Appliance Inc. ..................................................    United States        42,700         795,074
                                                                                                               ------------
                                                                                                                 4,030,532
                                                                                                               ------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS 9.8%
  BEI Technologies Inc. ...................................................    United States        30,000         632,400
a Electro Scientific Industries Inc. ......................................    United States        22,600         461,944
a Jabil Circuit Inc. ......................................................    United States        26,200         691,418
  National Instruments Corp. ..............................................    United States        10,400         317,824
  Tektronix Inc. ..........................................................    United States        28,300         837,680
a Thermo Electron Corp. ...................................................    United States        31,200         911,040
a Trimble Navigation Ltd. .................................................    United States        25,500         638,775
a TTM Technologies Inc. ...................................................    United States        22,500         249,975
                                                                                                               ------------
                                                                                                                 4,741,056
                                                                                                               ------------
  ELECTRONIC TECHNOLOGY 21.1%
  Analog Devices Inc. .....................................................    United States        30,300       1,290,780
a Exar Corp. ..............................................................    United States        56,200         857,612
a Formfactor Inc. .........................................................    United States        36,000         633,240
a Integrated Circuit Systems Inc. .........................................    United States        37,000         876,530
  Intel Corp. .............................................................    United States        38,600         993,178
  Intersil Corp. ..........................................................    United States        62,700       1,238,325
  Linear Technology Corp. .................................................    United States        23,200         826,616
a Marvell Technology Group Ltd. ...........................................       Bermuda           20,200         782,346
  Microchip Technology Inc. ...............................................    United States        29,100         815,382
a Varian Semiconductor Equipment Associates Inc. ..........................    United States        16,900         550,264
a Xilinx Inc. .............................................................    United States        28,500         958,455
a Zilog Inc. ..............................................................    United States        30,700         372,698
                                                                                                               ------------
                                                                                                                10,195,426
                                                                                                               ------------
  INTERNET & CATALOG RETAIL 2.1%
a eBay Inc. ...............................................................    United States        12,500         997,750
                                                                                                               ------------

                                                             Annual Report  | 65

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                       COUNTRY          SHARESVALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INTERNET SOFTWARE & SERVICES 6.5%
a 24/7 Media Inc. .........................................................    United States        38,000     $   205,960
a CNET Networks Inc. ......................................................    United States        46,900         399,588
a InfoSpace Inc. ..........................................................    United States        23,400         764,946
a VeriSign Inc. ...........................................................    United States        33,300         537,129
a Yahoo! Inc. .............................................................    United States        24,340       1,228,196
                                                                                                               ------------
                                                                                                                 3,135,819
                                                                                                               ------------
  IT SERVICES 9.2%
a Accenture Ltd., A .......................................................       Bermuda           31,100         739,247
a Alliance Data System Corp. ..............................................    United States        10,800         375,516
a Cognizant Technology Solutions Corp., A .................................    United States        17,000         735,420
  First Data Corp. ........................................................    United States        17,700         803,403
a Hewitt Associates Inc. ..................................................    United States        25,400         785,114
  Paychex Inc. ............................................................    United States        27,300       1,017,744
                                                                                                               ------------
                                                                                                                 4,456,444
                                                                                                               ------------
  SOFTWARE 24.5%
  Adobe Systems Inc. ......................................................    United States        22,000         909,480
a Agile Software Corp. ....................................................    United States        75,600         570,780
a Amdocs Ltd. .............................................................    United States        22,500         597,375
a Cognos Inc. .............................................................       Canada            28,000         882,840
a Electronic Arts Inc. ....................................................    United States        15,100         764,362
a FileNET Corp. ...........................................................    United States        31,100         854,006
a Intellisync Corp. .......................................................    United States        65,100         157,542
a Mercury Interactive Corp. ...............................................    United States        14,700         625,485
  Microsoft Corp. .........................................................    United States        39,500       1,025,815
a Network Associates Inc. .................................................    United States        35,300         553,504
a Novell Inc. .............................................................    United States        34,000         327,760
a Oracle Corp. ............................................................    United States        41,700         467,874
a Red Hat Inc. ............................................................    United States        25,100         570,021
  SAP AG, ADR .............................................................       Germany           21,900         816,432
a Symantec Corp. ..........................................................    United States        28,100       1,265,905
a Verint Systems Inc. .....................................................    United States        34,900         937,414
a Verity Inc. .............................................................    United States        45,100         559,240
                                                                                                               ------------
                                                                                                                11,885,835
                                                                                                               ------------
  TOTAL COMMON STOCKS (COST $39,792,777) ..................................                                     46,755,042
                                                                                                               ------------
  SHORT TERM INVESTMENTS (COST $1,740,235) 3.6%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States     1,740,235       1,740,235
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $41,533,012) 100.2% .............................                                     48,495,277
  OTHER ASSETS, LESS LIABILITIES (0.2)% ...................................                                        (96,109)
                                                                                                               ------------
  NET ASSETS 100.0% .......................................................                                    $48,399,168
                                                                                                               ============

aNon-income producing.
bSee Note 7 regarding investments in affiliated Money Market Portfolio.

66 |  See notes to financial statements.  |  Annual report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2004

                                                                         --------------------------------------------------
                                                                             FRANKLIN      FRANKLIN GLOBAL      FRANKLIN
                                                                           BIOTECHNOLOGY   COMMUNICATIONS    GLOBAL HEALTH
                                                                          DISCOVERY FUND        FUND            CARE FUND
                                                                         --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................................     $ 450,533,012     $  64,556,393     $107,435,121
  Cost - Sweep money fund (Note 7) ..................................        35,514,558         2,069,122        1,167,106
                                                                         ==================================================
  Value - Unaffiliated issuers (including $109,147,895 of securities
   loaned for Franklin Biotechnology Discovery Fund (Note 1f)) ......       655,333,478        69,588,333      127,021,979
  Value - Sweep money fund (Note 7) .................................        35,514,558         2,069,122        1,167,106
 Repurchase agreements, at value and cost ...........................      117,833,410                --                --
 Cash ...............................................................                --            44,871               --
 Receivables:
  Investment securities sold ........................................           123,484         4,147,110        2,449,409
  Capital shares sold ...............................................         1,250,003            27,838          287,497
  Dividends and interest ............................................            51,291            95,981           81,350
 Deposits with broker ...............................................           388,969                --               --
                                                                         --------------------------------------------------
      Total assets ..................................................       810,495,193        75,973,255      131,007,341
                                                                         --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................................         6,115,947         4,108,367        2,189,719
  Capital shares redeemed ...........................................         1,747,108           127,474          269,032
  Affiliates ........................................................           823,397           111,690          178,863
  Shareholders ......................................................           332,505            75,955          104,672
Distributions to shareholders .......................................                --                --              366
Collateral on securities loaned (Note 1f) ...........................       117,833,410                --               --
Other liabilities ...................................................           204,071            45,080           46,118
                                                                         --------------------------------------------------
      Total liabilities .............................................       127,056,438         4,468,566        2,788,770
                                                                         --------------------------------------------------
        Net assets, at value ........................................     $ 683,438,755     $  71,504,689     $128,218,571
                                                                         ==================================================
Net assets consist of:
 Undistributed net investment income (loss) .........................     $          --     $      11,449     $         --
 Net unrealized appreciation (depreciation) .........................       204,800,897         5,034,995       19,587,130
 Accumulated net realized gain (loss) ...............................      (480,008,038)     (127,086,117)     (29,709,593)
 Capital shares .....................................................       958,645,896       193,544,362      138,341,034
                                                                         --------------------------------------------------
        Net assets, at value ........................................     $ 683,438,755     $  71,504,689     $128,218,571
                                                                         ==================================================

                                                             Annual Report  | 67

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2004

                                                                         --------------------------------------------------
                                                                             FRANKLIN      FRANKLIN GLOBAL      FRANKLIN
                                                                           BIOTECHNOLOGY   COMMUNICATIONS    GLOBAL HEALTH
                                                                          DISCOVERY FUND        FUND           CARE FUND
                                                                         --------------------------------------------------
CLASS A:
 Net assets, at value ...............................................      $683,438,755       $59,701,612      $91,314,384
                                                                         ==================================================
 Shares outstanding .................................................        12,831,721         7,822,287        4,597,711
                                                                         ==================================================
 Net asset value per share a ........................................            $53.26             $7.63           $19.86
                                                                         ==================================================
 Maximum offering price per share
  (net asset value per share / 94.25%) ..............................            $56.51             $8.10           $21.07
                                                                         ==================================================
CLASS B:
 Net assets, at value ...............................................                --       $ 3,170,146      $13,054,088
                                                                         ==================================================
 Shares outstanding .................................................                --           432,564          683,512
                                                                         ==================================================
 Net asset value and maximum offering price per share a .............                --             $7.33           $19.10
                                                                         ==================================================
CLASS C:
 Net assets, at value ...............................................                --       $ 8,632,931      $23,850,099
                                                                         ==================================================
 Shares outstanding .................................................                --         1,176,005        1,260,809
                                                                         ==================================================
 Net asset value and maximum offering price per share a .............                --             $7.34           $18.92
                                                                         ==================================================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and, for the Franklin Biotechnology Discovery Fund, redemption fees retained by the Fund.

68 |  Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2004

                                                                                        -----------------------------------
                                                                                              FRANKLIN          FRANKLIN
                                                                                               NATURAL         TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                        -----------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........................................................      $ 92,558,377     $ 39,792,777
  Cost - Sweep money fund (Note 7) ....................................................         9,232,253        1,740,235
                                                                                        ===================================
  Value - Unaffiliated issuers ........................................................       105,703,282       46,755,042
  Value - Sweep money fund (Note 7) ...................................................         9,232,253        1,740,235
 Receivables:
  Investment securities sold ..........................................................                --          723,733
  Capital shares sold .................................................................           876,002           42,451
  Dividends ...........................................................................            81,400            7,251
                                                                                        -----------------------------------
      Total assets ....................................................................       115,892,937       49,268,712
                                                                                        -----------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................         1,602,896          511,361
  Capital shares redeemed .............................................................           196,970          165,869
  Affiliates ..........................................................................           113,106          101,734
  Shareholders ........................................................................            42,881           63,568
 Other liabilities ....................................................................            26,933           27,012
                                                                                        -----------------------------------
      Total liabilities ...............................................................         1,982,786          869,544
                                                                                        -----------------------------------
        Net assets, at value ..........................................................      $113,910,151     $ 48,399,168
                                                                                        ===================================
Net assets consist of:
 Undistributed net investment income (loss) ...........................................      $         --     $    (52,762)
 Net unrealized appreciation (depreciation) ...........................................        13,145,319        6,962,265
 Accumulated net realized gain (loss) .................................................        (4,301,948)     (60,530,309)
 Capital shares .......................................................................       105,066,780      102,019,974
                                                                                        -----------------------------------
        Net assets, at value ..........................................................      $113,910,151     $ 48,399,168
                                                                                        ==================================

                                                             Annual Report  | 69

Franklin Strategic Series

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2004
                                                                                        -----------------------------------
                                                                                              FRANKLIN          FRANKLIN
                                                                                               NATURAL         TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                        -----------------------------------
CLASS A:

 Net assets, at value .................................................................      $102,724,604      $28,635,805
                                                                                        ===================================
 Shares outstanding ...................................................................         5,462,674        6,735,339
                                                                                        ===================================
 Net asset value per share a ..........................................................            $18.80            $4.25
                                                                                        ===================================
 Maximum offering price per share (net asset value
  per share / 94.25%) .................................................................            $19.95            $4.51
                                                                                        ===================================
CLASS B:
 Net assets, at value .................................................................                --      $ 4,788,135
                                                                                        ===================================
 Shares outstanding ...................................................................                --        1,153,557
                                                                                        ===================================
 Net asset value and maximum offering price per share a ...............................                --            $4.15
                                                                                        ===================================
CLASS C:
 Net assets, at value .................................................................                --      $10,948,499
                                                                                        ===================================
 Shares outstanding ...................................................................                --        2,645,631
                                                                                        ===================================
 Net asset value and maximum offering price per share a ...............................                --            $4.14
                                                                                        ===================================
CLASS R:
 Net assets, at value .................................................................                --      $ 1,582,446
                                                                                        ===================================
 Shares outstanding ...................................................................                --          373,514
                                                                                        ===================================
 Net asset value and maximum offering price per share a ...............................                --            $4.24
                                                                                        ===================================
ADVISOR CLASS:
 Net assets, at value .................................................................      $ 11,185,547      $ 2,444,283
                                                                                        ===================================
 Shares outstanding ...................................................................           572,727          567,015
                                                                                        ===================================
 Net asset value and maximum offering price per share .................................            $19.53            $4.31
                                                                                        ===================================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

70 |  See notes to financial statements.  |  Annual report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2004

                                                                         --------------------------------------------------
                                                                            FRANKLIN      FRANKLIN GLOBAL      FRANKLIN
                                                                          BIOTECHNOLOGY   COMMUNICATIONS    GLOBAL HEALTH
                                                                         DISCOVERY FUND        FUND            CARE FUND
                                                                         --------------------------------------------------
Investment income:
 (Net of foreign taxes of $21,971, $71,336, and $28,264)
 Dividends:
  Unaffiliated Issuers ................................................    $    148,941       $ 1,038,611      $   975,614
  Sweep money fund (Note 7) ...........................................         242,845            34,866           27,146
 Interest - Unaffiliated issuers ......................................         282,626                --              263
                                                                         --------------------------------------------------
      Total investment income .........................................         674,412         1,073,477        1,003,023
                                                                         --------------------------------------------------
Expenses:
 Management fees (Note 3) .............................................       2,937,572           451,445          712,613
 Administrative fees (Note 3) .........................................         867,827                --               --
 Distribution fees (Note 3)
  Class A .............................................................       1,558,004           156,539          217,856
  Class B .............................................................              --            32,507          107,973
  Class C .............................................................              --            87,961          219,429
 Transfer agent fees (Note 3) .........................................       2,250,401           362,768          504,628
 Custodian fees (Note 4) ..............................................          20,839            13,645           10,728
 Reports to shareholders ..............................................         203,049            28,091           43,286
 Registration and filing fees .........................................          31,872            27,337           31,793
 Professional fees ....................................................          33,792            21,701           18,300
 Trustees' fees and expenses ..........................................           6,860               880            1,209
 Other ................................................................          30,599             4,521            6,288
                                                                         --------------------------------------------------
      Total expenses ..................................................       7,940,815         1,187,395        1,874,103
                                                                         --------------------------------------------------
        Net investment income (loss) ..................................      (7,266,403)         (113,918)        (871,080)
                                                                         --------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
 Investments ..........................................................      23,523,360         7,129,856       12,014,360
 Foreign currency transactions ........................................         (20,079)           41,711          (70,931)
                                                                         --------------------------------------------------
      Net realized gain (loss) ........................................      23,503,281         7,171,567       11,943,429
Net unrealized appreciation (depreciation) on:
 Investments ..........................................................     196,454,971        10,948,069       17,031,956
 Translation of assets and liabilities denominated
  in foreign currencies ...............................................          (3,466)            1,321            1,433
                                                                         --------------------------------------------------
     Net unrealized appreciation (depreciation) .......................     196,451,505        10,949,390       17,033,389
                                                                         --------------------------------------------------
Net realized and unrealized gain (loss) ...............................     219,954,786        18,120,957       28,976,818
                                                                         --------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ......................................................    $212,688,383       $18,007,039      $28,105,738
                                                                         ==================================================

                         Annual Report | See notes to financial statements. | 71

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended April 30, 2004

                                                                                          ---------------------------------
                                                                                                                FRANKLIN
                                                                                          FRANKLIN NATURAL     TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                          ---------------------------------
Investment income:
 (Net of foreign taxes of $27,251, and $3,091)
 Dividends:
  Unaffiliated Issuers .................................................................       $  598,064      $   114,197
  Sweep money fund (Note 7) ............................................................           33,885           23,860
                                                                                          ---------------------------------
      Total investment income ..........................................................          631,949          138,057
                                                                                          ---------------------------------
Expenses:
 Management fees (Note 3) ..............................................................          367,531          300,264
 Administrative fees (Note 3) ..........................................................               --          113,013
 Distribution fees (Note 3)
  Class A ..............................................................................          210,102           98,813
  Class B ..............................................................................               --           45,594
  Class C ..............................................................................               --          107,840
  Class R ..............................................................................               --            5,157
 Transfer agent fees (Note 3) ..........................................................          140,737          274,034
 Custodian fees (Note 4) ...............................................................            1,274            1,409
 Reports to shareholders ...............................................................           10,131           15,962
 Registration and filing fees ..........................................................           19,303           46,972
 Professional fees .....................................................................           20,325           18,006
 Trustees' fees and expenses ...........................................................              651              644
 Other .................................................................................            3,369            3,312
                                                                                          ---------------------------------
      Total expenses ...................................................................          773,423        1,031,020
                                                                                          ---------------------------------
        Net investment income (loss) ...................................................         (141,474)        (892,963)
                                                                                          ---------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................................................        2,341,196       11,861,909
  Foreign currency transactions ........................................................              (72)         (12,312)
                                                                                          ---------------------------------
      Net realized gain (loss) .........................................................        2,341,124       11,849,597
Net unrealized appreciation (depreciation) on:
 Investments ...........................................................................       15,838,071        3,794,899
 Translation of assets and liabilities denominated in foreign currencies ...............              201               --
                                                                                          ---------------------------------
      Net unrealized appreciation (depreciation) .......................................       15,838,272        3,794,899
                                                                                          ---------------------------------
Net realized and unrealized gain (loss) ................................................       18,179,396       15,644,496
                                                                                          ---------------------------------
Net increase (decrease) in net assets resulting from operations ........................      $18,037,922      $14,751,533
                                                                                          =================================

72 |  See notes to financial statements.  |  Annual report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2004 and 2003

                                                    -----------------------------------------------------------------------
                                                        FRANKLIN BIOTECHNOLOGY                     FRANKLIN GLOBAL
                                                             DISCOVERY FUND                      COMMUNICATIONS FUND
                                                    -----------------------------------------------------------------------
                                                       2004               2003                 2004              2003
                                                    -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income (loss) .....................  $ (7,266,403)     $  (6,466,534)         $  (113,918)     $   (120,629)
Net realized gain (loss) from investments and
 foreign currency transactions ...................    23,503,281       (211,873,932)           7,171,567       (29,382,009)
Net unrealized appreciation
 (depreciation)  on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ..............................   196,451,505        118,578,715           10,949,390        15,991,733
                                                    -----------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ...............   212,688,383        (99,761,751)          18,007,039       (13,510,905)
 Capital share transactions: (Note 2)
  Class A ........................................   (39,356,517)       (92,320,693)          (9,197,955)      (15,475,346)
  Class B ........................................            --                 --             (284,887)         (443,907)
  Class C ........................................            --                 --             (808,975)       (1,599,187)
                                                    -----------------------------------------------------------------------
 Total capital share transactions ................   (39,356,517)       (92,320,693)         (10,291,817)      (17,518,440)
        Net increase (decrease) in net assets ....   173,331,866       (192,082,444)           7,715,222       (31,029,345)
Net assets:
 Beginning of year ...............................   510,106,889        702,189,333           63,789,467        94,818,812
                                                    -----------------------------------------------------------------------
 End of year .....................................  $683,438,755      $ 510,106,889          $71,504,689      $ 63,789,467
                                                    =======================================================================
Undistributed net investment income included in
 net assets:
  End of year ....................................  $         --      $          --          $    11,449      $         --
                                                    =======================================================================

                                                              Annual Report | 73

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended April 30, 2004 and 2003

                                                    -----------------------------------------------------------------------
                                                           FRANKLIN GLOBAL                        FRANKLIN NATURAL
                                                           HEALTH CARE FUND                        RESOURCES FUND
                                                    -----------------------------------------------------------------------
                                                       2004               2003                 2004              2003
                                                    -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss) ....................  $   (871,080)      $   (823,892)        $   (141,474)     $     58,702
 Net realized gain (loss) from investments and
  foreign currency transactions ..................    11,943,429        (40,853,224)           2,341,124        (1,016,332)
 Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ...    17,033,389          7,279,007           15,838,272       (12,295,254)
                                                    -----------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ...............    28,105,738        (34,398,109)          18,037,922       (13,252,884)
 Distributions to shareholders from:
Net investment income:
 Class A .........................................            --                 --              (58,433)         (145,667)
 Advisor Class ...................................            --                 --               (1,656)          (80,937)
Net realized gains:
 Class A .........................................            --         (2,674,746)                  --                --
 Class B .........................................            --           (339,302)                  --                --
 Class C .........................................            --           (727,804)                  --                --
                                                    -----------------------------------------------------------------------
Total distributions to shareholders .............             --         (3,741,852)             (60,089)         (226,604)
Capital share transactions: (Note 2)
 Class A ........................................     (3,364,087)        (8,772,226)          45,381,021        (7,768,563)
 Class B ........................................      1,741,515           (703,514)                  --                --
 Class C ........................................        152,598         (2,422,777)                  --                --
 Advisor Class ..................................             --                 --           10,576,109       (10,544,938)
                                                    =======================================================================
Total capital share transactions ................     (1,469,974)       (11,898,517)          55,957,130       (18,313,501)
        Net increase (decrease) in net assets ...     26,635,764        (50,038,478)          73,934,963       (31,792,989)
Net assets:

 Beginning of year ..............................    101,582,807        151,621,285           39,975,188        71,768,177
                                                    -----------------------------------------------------------------------
 End of year ....................................   $128,218,571       $101,582,807         $113,910,151      $ 39,975,188
                                                    =======================================================================
Undistributed net investment income included in
 net assets:
End of year .....................................   $         --       $         --         $         --      $     59,844
                                                    =======================================================================

74 |  Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended April 30, 2004 and 2003

                                                                                           --------------------------------
                                                                                               FRANKLIN TECHNOLOGY FUND
                                                                                           --------------------------------
                                                                                               2004               2003
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................................................  $   (892,963)      $   (756,048)
  Net realized gain (loss) from investments and foreign
  currency transactions .................................................................    11,849,597        (21,725,672)
  Net unrealized appreciation (depreciation) on investments .............................     3,794,899          8,402,626
                                                                                           --------------------------------
   Net increase (decrease) in net assets resulting from operations ......................    14,751,533        (14,079,094)
 Capital share transactions: (Note 2)
  Class A ...............................................................................     1,848,557            968,409
  Class B ...............................................................................       860,674           (179,826)
  Class C ...............................................................................      (103,947)         1,066,660
  Class R ...............................................................................     1,100,876            339,557
  Advisor Class .........................................................................   (12,360,332)         2,896,244
                                                                                           --------------------------------
 Total capital share transactions .......................................................    (8,654,172)         5,091,044
   Net increase (decrease) in net assets ................................................     6,097,361         (8,988,050)
Net assets:
 Beginning of year ......................................................................    42,301,807         51,289,857
                                                                                           --------------------------------
 End of year ............................................................................  $ 48,399,168       $ 42,301,807
                                                                                           ================================
Undistributed net investment income (loss) included in net assets:
 End of year ............................................................................  $    (52,762)      $         --
                                                                                           ================================

                         Annual Report | See notes to financial statements. | 75

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds are:

--------------------------------------------------------------------------------
  CAPITAL GROWTH                            TOTAL RETURN
--------------------------------------------------------------------------------
  Franklin Biotechnology Discovery Fund     Franklin Global Communications Fund
  Franklin Global Health Care Fund          Franklin Natural Resources Fund
  Franklin Technology Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value as determined following procedures approved by the Board Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

76 |  Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2004, all repurchase agreements held by the Fund had been entered into on the last business day of the month.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SECURITIES SOLD SHORT

The Franklin Biotechnology Discovery Fund can engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers for which it received cash or securities collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $185,135 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the cash collateral. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

                                                              Annual Report | 77

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Redemptions and exchanges of the Franklin Biotechnology Discovery Fund shares held 30 days or less, 90 days prior to January 2, 2004, may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

78 |  Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A, CLASS B, CLASS C,
  CLASS A                   CLASS A & ADVISOR CLASS     CLASS A, CLASS B & CLASS C             CLASS R & ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
  Franklin Biotechnology    Franklin Natural            Franklin Global                        Franklin Technology Fund
   Discovery Fund            Resources Fund              Communications Fund
                                                        Franklin Global Health Care Fund

At April 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                         ---------------------------------------------------------------
                                           FRANKLIN BIOTECHNOLOGY                FRANKLIN GLOBAL
                                               DISCOVERY FUND                  COMMUNICATIONS FUND
                                         ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                         ---------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2004
 Shares sold ..........................   2,281,977   $ 105,303,202           977,348    $  7,049,808
 Shares redeemed ......................  (3,140,526)   (144,659,719)       (2,222,676)    (16,247,763)
                                         ---------------------------------------------------------------
 Net increase (decrease) ..............    (858,549)  $ (39,356,517)       (1,245,328)   $ (9,197,955)
                                         ===============================================================
Year ended April 30, 2003
 Shares sold ..........................   1,954,822   $  67,774,336         4,411,790    $ 25,589,594
 Shares redeemed ......................  (4,702,064)   (160,095,029)       (7,105,917)    (41,064,940)
                                         ---------------------------------------------------------------
 Net increase (decrease) ..............  (2,747,242)  $ (92,320,693)       (2,694,127)   $(15,475,346)
                                         ===============================================================
CLASS B SHARES:
Year ended April 30, 2004
 Shares sold ..........................                                        82,556     $   570,727
 Shares redeemed ......................                                      (119,341)       (855,614)
                                                                           -----------------------------
 Net increase (decrease) ..............                                       (36,785)    $  (284,887)
                                                                           =============================
Year ended April 30, 2003
 Shares sold ..........................                                        80,700     $   448,273
 Shares redeemed ......................                                      (162,127)       (892,180)
                                                                           -----------------------------
 Net increase (decrease) ..............                                       (81,427)    $  (443,907)
                                                                           =============================

                                                              Annual Report | 79

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                           -----------------------------
                                                                                FRANKLIN GLOBAL
                                                                              COMMUNICATIONS FUND
                                                                            SHARES         AMOUNT
                                                                           -----------------------------
CLASS C SHARES:
Year ended April 30, 2004
 Shares sold ...........................................................      194,593    $  1,334,644
 Shares redeemed .......................................................     (303,465)     (2,143,619)
                                                                           -----------------------------
 Net increase (decrease) ...............................................     (108,872)   $   (808,975)
                                                                           =============================
Year ended April 30, 2003
 Shares sold ...........................................................      277,000    $  1,555,584
 Shares redeemed .......................................................     (570,667)     (3,154,771)
                                                                           -----------------------------
 Net increase (decrease) ...............................................     (293,667)   $ (1,599,187)
                                                                           =============================

                                         ---------------------------------------------------------------
                                              FRANKLIN GLOBAL                  FRANKLIN NATURAL
                                             HEALTH CARE FUND                   RESOURCES FUND
                                         ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                         ---------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2004
 Shares sold ...........................  1,445,111    $ 26,373,774         3,600,375    $ 62,180,273
 Shares issued in reinvestment of
  distributions ........................         --              --             3,075          52,730
 Shares redeemed ....................... (1,612,924)    (29,737,861)       (1,045,383)    (16,851,982)
                                         ---------------------------------------------------------------
 Net increase (decrease) ...............   (167,813)   $ (3,364,087)        2,558,067    $ 45,381,021
                                         ===============================================================
Year ended April 30, 2003
 Shares sold ...........................  1,495,475    $ 24,113,588         1,167,278    $ 16,885,661
 Shares issued in reinvestment of
  distributions ........................    162,896       2,454,852             9,002         130,078
 Shares redeemed ....................... (2,183,406)    (35,340,666)       (1,696,090)    (24,784,302)
                                         ---------------------------------------------------------------
 Net increase (decrease) ...............   (525,035)   $ (8,772,226)         (519,810)   $ (7,768,563)
                                         ===============================================================
CLASS B SHARES:
Year ended April 30, 2004
 Shares sold ...........................    187,167     $ 3,429,720
 Shares issued in reinvestment of
  distributions ........................         --              --
 Shares redeemed .......................    (94,850)     (1,688,205)
                                         -----------------------------
 Net increase (decrease) ...............     92,317     $ 1,741,515
                                         =============================
Year ended April 30, 2003
 Shares sold ...........................    122,114     $ 1,963,082
 Shares issued in reinvestment of
  distributions ........................     20,619         301,865
 Shares redeemed .......................   (192,162)     (2,968,461)
                                         -----------------------------
 Net increase (decrease) ...............    (49,429)    $  (703,514)
                                         =============================

80 |  Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         ---------------------------------------------------------------
                                              FRANKLIN GLOBAL                  FRANKLIN NATURAL
                                             HEALTH CARE FUND                   RESOURCES FUND
                                         ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                         ---------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2004
 Shares sold ...........................    305,078     $ 5,374,692
 Shares issued in reinvestment of
  distributions ........................         --              --
 Shares redeemed .......................   (299,346)     (5,222,094)
                                         -----------------------------
 Net increase (decrease) ...............      5,732     $   152,598
                                         =============================
Year ended April 30, 2003
 Shares sold ...........................    266,472     $ 4,169,051
 Shares issued in reinvestment of
  distributions ........................     46,724         677,971
 Shares redeemed .......................   (474,727)     (7,269,799)
                                         -----------------------------
 Net increase (decrease) ...............   (161,531)    $(2,422,777)
                                         =============================
ADVISOR CLASS SHARES:
Year ended April 30, 2004
 Shares sold ...........................                                      555,472    $ 10,840,263
 Shares issued in reinvestment of
  distributions ........................                                           63           1,132
 Shares redeemed .......................                                      (15,407)       (265,286)
                                                                           -----------------------------
 Net increase (decrease) ...............                                      540,128    $ 10,576,109
                                                                           =============================
Year ended April 30, 2003
 Shares sold ...........................                                      119,797    $  1,857,344
 Shares issued in reinvestment of
  distributions ........................                                        5,374          80,346
 Shares redeemed .......................                                     (871,509)    (12,482,628)
                                                                           -----------------------------
 Net increase (decrease) ...............                                     (746,338)   $(10,544,938)
                                                                           =============================


                                                                           -----------------------------
                                                                                   FRANKLIN
                                                                                TECHNOLOGY FUND
                                                                           -----------------------------
                                                                            SHARES         AMOUNT
                                                                           -----------------------------
CLASS A SHARES:
Year ended April 30, 2004
 Shares sold ..........................................................     3,831,094    $ 15,926,291
 Shares redeemed ......................................................    (3,366,038)    (14,077,734)
                                                                           -----------------------------
 Net increase (decrease) ..............................................       465,056    $  1,848,557
                                                                           =============================
Year ended April 30, 2003
 Shares sold ..........................................................     4,872,811    $ 15,318,382
 Shares redeemed ......................................................    (4,612,845)    (14,349,973)
                                                                           -----------------------------
 Net increase (decrease) ..............................................       259,966    $    968,409
                                                                           =============================

                                                              Annual Report | 81

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                           -----------------------------
                                                                                   FRANKLIN
                                                                                TECHNOLOGY FUND
                                                                           -----------------------------
                                                                            SHARES         AMOUNT
                                                                           -----------------------------
CLASS B SHARES:
Year ended April 30, 2004
 Shares sold ..........................................................       519,174    $  2,119,456
 Shares redeemed ......................................................      (297,243)     (1,258,782)
                                                                           -----------------------------
 Net increase (decrease) ..............................................       221,931    $    860,674
                                                                           =============================
Year ended April 30, 2003
 Shares sold ..........................................................       246,349    $    725,942
 Shares redeemed ......................................................      (285,381)       (905,768)
                                                                           -----------------------------
 Net increase (decrease) ..............................................       (39,032)   $   (179,826)
                                                                           =============================
CLASS C SHARES:
Year ended April 30, 2004
 Shares sold ..........................................................     1,109,578    $  4,634,869
 Shares redeemed ......................................................    (1,195,934)     (4,738,816)
                                                                           -----------------------------
 Net increase (decrease) ..............................................       (86,356)   $   (103,947)
                                                                           =============================
Year ended April 30, 2003
 Shares sold ..........................................................     1,154,101    $  3,455,520
 Shares redeemed ......................................................      (784,415)     (2,388,860)
                                                                           -----------------------------
 Net increase (decrease) ..............................................       369,686    $  1,066,660
                                                                           =============================
CLASS R SHARES:
Year ended April 30, 2004
 Shares sold ..........................................................       368,440    $  1,591,728
 Shares redeemed ......................................................      (114,071)       (490,852)
                                                                           -----------------------------
 Net increase (decrease) ..............................................       254,369    $  1,100,876
                                                                           =============================
Year ended April 30, 2003
 Shares sold ..........................................................       137,719    $    408,699
 Shares redeemed ......................................................       (22,778)        (69,142)
                                                                           -----------------------------
 Net increase (decrease) ..............................................       114,941    $    339,557
                                                                           =============================
ADVISOR CLASS SHARES:
Year ended April 30, 2004
 Shares sold ..........................................................       307,928    $  1,337,536
 Shares redeemed ......................................................    (2,978,823)    (13,697,868)
                                                                           -----------------------------
 Net increase (decrease) ...............................................   (2,670,895)   $(12,360,332)
                                                                           =============================
Year ended April 30, 2003
 Shares sold ...........................................................    1,270,368    $  4,284,926
 Shares redeemed .......................................................     (459,991)     (1,388,682)
                                                                           -----------------------------
 Net increase (decrease) ...............................................      810,377    $  2,896,244
                                                                           =============================

82 |  Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------------
  ENTITY                                                              AFFILIATION
---------------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                                  Investment manager
  Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
  Franklin Templeton Services, LLC (FT Services)                      Administrative manager
  Franklin/Templeton Investor Services, LLC (Investor Services)       Transfer agent

All Funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
         .625%              First $100 million
         .500%              Over $100 million, up to and including $250 million
         .450%              Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Technology Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
         .550%              First $500 million
         .450%              Over $500 million, up to and including $1 billion
         .400%              Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
         .150%              First $200 million
         .135%              Over $200 million, up to and including $700 million
         .100%              Over $700 million, up to and including $1.2 billion
         .075%              Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Technology Fund pays an administrative fee to FT Services based on an annual rate of .20% of the Fund's average daily net assets.

                                                              Annual Report | 83

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                        -----------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -----------------------------------------------------------------------------
Class A ...............           .35%               .25%         .25%           .35%            .35%
Class B ...............             --              1.00%        1.00%             --           1.00%
Class C ...............             --              1.00%        1.00%             --           1.00%
Class R ...............             --                 --           --             --            .50%

The Franklin Biotechnology Discovery Fund reimburses up to .25% to Distributors when the Fund is closed and up to .35% when it is open to new investors.

Distributors has advised the Funds it received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                        -----------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -----------------------------------------------------------------------------
Net commissions
 received (paid) ......       $211,370          $(14,486)      $(73,210)         $52,411     $(56,366)
Contingent deferred
 sales charges ........       $  1,311          $ 11,089       $ 27,133           $  328     $ 12,813

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                        -----------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -----------------------------------------------------------------------------
Transfer agent fees ...     $1,510,483          $278,131       $385,657         $112,789     $215,319

4. EXPENSE OFFSET ARRANGEMENT

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expense. During the year ended April 30, 2004, there were no credits earned.

84 |  Annual Report

Franklin Strategic Series

5. INCOME TAXES

At April 30, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                        -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -------------------------------------------------------------------------------
Investments at cost ...   $614,747,860       $66,803,979   $110,925,941     $102,050,096  $42,398,590
                        ===============================================================================
Unrealized
 appreciation .........   $221,124,763       $ 8,991,665   $ 21,141,786     $ 14,830,870  $ 7,815,436
Unrealized
 depreciation .........    (27,191,177)       (4,138,189)    (3,878,642)      (1,945,431)  (1,718,749)
                        -------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation) .......   $193,933,586       $ 4,853,476   $ 17,263,144     $ 12,885,439  $ 6,096,687
                        -------------------------------------------------------------------------------
Distributable earnings--
 undistributed ordinary
 income ...............   $         --       $   147,609   $         --     $         --  $        --
                        ===============================================================================

At April 30, 2004, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                        -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2010 .................   $158,250,073      $ 74,920,798    $        --     $1,371,775    $31,265,735
 2011 .................    238,490,545        52,123,016     12,240,895      2,051,414     28,445,452
 2012 .................     72,400,540                --     15,108,743             --             --
                        ===============================================================================
                          $469,141,158      $127,043,814    $27,349,638     $3,423,189    $59,711,187
                        ===============================================================================

At April 30, 2004, the Funds had the following deferred capital losses occurring subsequent to October 31, 2003. For tax purposes, such losses will be reflected in the year ending April 30, 2005:

                        -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -------------------------------------------------------------------------------
Deferred capital losses            $--               $--            $--         $616,710         $--

At April 30, 2004 the Funds had the following deferred currency losses occurring subsequent to October 31, 2003. For tax purposes, such losses will be reflected in the year ending April 30, 2005:

                        -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -------------------------------------------------------------------------------
                               $--              $--         $36,241             $2,583       $6,306

                                                              Annual Report | 85

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

The tax character of distributions paid during the years ended April 30, 2004 and 2003 was as follows:

                                      ---------------------------------------------------------------
                                            FRANKLIN GLOBAL                     FRANKLIN NATURAL
                                            HEALTH CARE FUND                     RESOURCES FUND
                                      ---------------------------------------------------------------
                                          2004           2003                 2004            2003
                                      ---------------------------------------------------------------
Distributions paid from:
 Ordinary income .....................    $--          $  757,996            $60,089         $226,604
 Long term capital gain ..............     --           2,983,856                 --               --
                                      ---------------------------------------------------------------
                                          $--          $3,741,852            $60,089         $226,604
                                      ===============================================================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended April 30, 2004 were as follows:

                        ------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN       FRANKLIN        FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH    NATURAL        TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND   RESOURCES FUND       FUND
                        ------------------------------------------------------------------------------
Purchases ............    $347,102,488      $ 95,436,939    $95,283,746     $83,851,576    $73,788,871
Sales ................    $383,244,900      $101,095,886    $95,713,159     $34,634,625    $79,867,493


7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the year ended April 30, 2004, as follows:

                        -----------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                        DISCOVERY FUND         FUND          CARE FUND    RESOURCES FUND      FUND
                        -----------------------------------------------------------------------------
Dividend Income .......     $242,845         $34,866          $27,146        $33,885        $23,860

86 |  Annual Report

Franklin Strategic Series

8. RESTRICTED SECURITIES

At April 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At April 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

----------------------------------------------------------------------------------------------------------
  SHARES/                                                ACQUISITION
  WARRANTS     ISSUER                                       DATE           COST             VALUE
----------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
    420,221    BioMarin Pharmaceutical Inc. .............    5/17/01     $ 3,441,179         $ 2,907,929
     95,238    BioMarin Pharmaceutical Inc., wts.,
                5/16/04 .................................    5/17/01              10                  --
  2,227,172    Fibrogen Inc., E, pfd. ...................    5/19/00      10,000,002           7,706,015
                                                                         ---------------------------------
 TOTAL RESTRICTED SECURITIES
  (1.6% OF NET ASSETS) ...................................               $13,441,191         $10,613,944
                                                                         =================================
FRANKLIN GLOBAL COMMUNICATIONS FUND
    95,932     Kestrel Solutions Inc., D, pfd. ..........    1/21/00     $ 1,249,994         $        --
                                                                         ---------------------------------
FRANKLIN GLOBAL HEALTH CARE FUND
   136,364     Masimo Corp., F, pfd., (0.6%
                of Net Assets) ..........................    5/15/00     $ 1,500,004         $   750,002
                                                                         ---------------------------------

9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

                                                              Annual Report | 87

Franklin Strategic Series

9. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS (CONTINUED)

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Trust's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

88 |  Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 9, 2004

                                                               Annual Report| 89

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), Franklin Global Communications Fund hereby designates up to a maximum of $1,089,197 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Internal Revenue Code (Code), Franklin Natural Resources Fund hereby designates up to a maximum of $59,844 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2003. In January 2004, shareholders received Form 1099-DIV which includes their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Natural Resources Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2004.

90 |Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)      Trustee         Since 1991      112                     None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)          Trustee         Since 1991      141                     Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                   company).
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)       Trustee         Since 1991      142                     None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)          Trustee         Since 1998      97                      Director, Amerada Hess Corporation
 One Franklin Parkway                                                                   (exploration and refining of oil and gas);
 San Mateo, CA 94403-1906                                                               H.J. Heinz Company (processed foods and
                                                                                        allied products); RTI International Metals,
                                                                                        Inc. (manufacture and distribution of
                                                                                        titanium); and Canadian National Railway
                                                                                        (railroad).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)         Trustee         Since 1991      114                     Director, The California Center for Land
 One Franklin Parkway                                                                   Recycling (redevelopment).
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

                                                               Annual Report| 91

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)         Trustee         Since 1992      141                     Director, White Mountains Insurance Group,
 One Franklin Parkway                                                                   Ltd. (holding company); Martek Biosciences
 San Mateo, CA 94403-1906                                                               Corporation; MedImmune, Inc.
                                                                                        (biotechnology); and Overstock.com (Internet
                                                                                        services); and FORMERLY, Director, MCI
                                                                                        Communication Corporation (subsequently
                                                                                        known as MCI WorldCom, Inc. and WorldCom,
                                                                                        Inc.) (communications services) (1988-2002)
                                                                                        and Spacehab, Inc. (aerospace services)
                                                                                        (1994-2003).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)         Trustee and     Trustee since   38                      None
 One Franklin Parkway           Vice President  1993 and Vice
 San Mateo, CA 94403-1906                       President since
                                                1991

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)      Trustee and     Trustee since   141                     None
 One Franklin Parkway           Chairman of     1991 and
 San Mateo, CA 94403-1906       the Board       Chairman of the
                                                Board since 1993

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

92 |Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)  Trustee,        Trustee since   124                     None
 One Franklin Parkway           President and   1991, President
 San Mateo, CA 94403-1906       Chief Executive since 1993 and
                                Officer-        Chief Executive
                                Investment      Officer-
                                Management      Investment
                                                Management
                                                since 2002

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)        Vice President  Since 1995      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)          Senior Vice     Since 2002      Not Applicable          None
 500 East Broward Blvd.         President and
 Suite 2100                     Chief Executive
 Fort Lauderdale, FL 33394-3091 Officer-
                                Finance and
                                Administration

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                               Annual Report| 93

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)             Vice President  Since 2000      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)          Vice President  Since 2000      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 EDWARD B. JAMIESON (55)        Vice President  Since 2000      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
 and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)          Treasurer       Since March     Not Applicable          None
 One Franklin Parkway                           2004
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc.
 (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior
 Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)         Vice President  Since 2002      Not Applicable          Director, FTI Banque, Arch Chemicals, Inc.
 600 Fifth Avenue               -AML Compliance                                         and Lingnan Foundation.
 Rockefeller Center
 New York, NY 10020-2302

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

94 |Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (42)   Vice President  Since 2000      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)         Vice President  Since 2000       Not Applicable         None
 One Franklin Parkway           and Secretary
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)           Chief Financial Since May 2004  Not Applicable          None
 500 East Broward Blvd.         Officer
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and
 FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

                                                               Annual Report| 95

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

96 |  Annual Report

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2.The fund is only open to existing shareholders as well as select retirement plans.

3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8.Portfolio of insured municipal securities.

9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                           Not part of the annual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS                        One Franklin Parkway
                                 San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 A2004 06/04


























                                 APRIL 30, 2004


                      A series of Franklin Strategic Series


                                [GRAPHIC OMITTED]


                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                    FRANKLIN
                                 BLUE CHIP FUND

                                      BLEND

                 WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      FRANKLIN O TEMPLETON O MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

                               Contents

SHAREHOLDER LETTER ........................... 1

ANNUAL REPORT

Franklin Blue Chip Fund ...................... 3

Performance Summary .......................... 6

Financial Highlights and
Statement of Investments .................... 11

Financial Statements ........................ 19

Notes to Financial Statements ............... 23

Report of Independent Registered
Public Accounting Firm ...................... 30

Board Members and Officers .................. 31

Proxy Voting Policies and Procedures ........ 36





Annual Report

Franklin Blue Chip Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in blue chip companies with market capitalizations of $1 billion or more, which the managers believe have quality management, superior products or services, and strong financial records.


We are pleased to bring you Franklin Blue Chip Fund's annual report for the fiscal year ended April 30, 2004.


PERFORMANCE OVERVIEW

For the year under review, Franklin Blue Chip Fund - Class A posted a +22.02% cumulative total return. The Fund's performance was comparable to that of its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which posted a 22.87% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.


ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.





1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


                                                                Annual Report |3

[BEGIN SIDEBAR]
Portfolio Breakdown
Based on Total Net Assets as of 4/30/04

Finance                    20.3%

Electronic Technology*     13.1%

Health Technology*         10.6%

Retail Trade                6.7%

Consumer Non-Durables       6.0%

Energy Minerals             5.9%

Consumer Services           4.7%

Producer Manufacturing      4.7%

Technology Services*        4.5%

Health Services             4.0%

Communications              3.4%

Process Industries          3.1%

Distribution Services       2.8%

Consumer Durables           2.3%

Other                       4.8%

Short-Term Investments
& Other Net Assets          3.1%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term. [END SIDEBAR]

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%. 3 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.


INVESTMENT STRATEGY

Our investment process begins with company-specific research to identify the best investment opportunities for long-term growth. We examine high-quality companies and focus on those we perceive are leaders or emerging leaders in their industries -- blue chip investments. Our team of equity analysts looks for businesses with strong brands, experienced management teams, substantial research and development budgets, large and growing market shares, solid balance sheets, consistent earnings growth and sustainable competitive advantages. Finally, we assess industries and sectors that we believe offer attractive secular trends or favorable risk-reward profiles before determining final investment weightings and decisions.


MANAGER'S DISCUSSION

Sector allocation and stock selection decisions generally boosted Fund performance during the year under review. Specifically, our stock selection in finance, health technology and health services sectors contributed most to the Fund's performance relative to its benchmark index.

2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

4| Annual Report

The Fund holding that most helped performance was Countrywide Financial, a leading mortgage originator and servicer, which benefited from high mortgage volumes associated with a low interest rate environment. In health technology, we gained from our overweighted allocation to biotechnology. Specifically, our investment in Biogen Idec positively impacted Fund performance as the company achieved some promising initial results in treating multiple sclerosis among other innovative therapies in the areas of oncology and immunology. Within health services, pharmacy benefit manager AdvancePCS added to Fund performance as Caremark RX acquired the company. AdvancePCS also benefited from winning the right to provide additional services to federal pharmacy benefit clients.

Performance of several holdings in electronic technology, technology services and consumer durables sectors were disappointing and negatively impacted the Fund's performance relative to its benchmark during the period. Within electronic technology, semiconductors were relatively weak. In technology services, our data processing services overweighting hurt relative performance. Within consumer durables, recreational products companies also detracted from performance. Overall, we continued to believe in and adhered to our strategy of investing in high-quality blue chip companies and viewed these as solid long-term investments.

Thank you for your continued participation in Franklin Blue Chip Fund. We look forward to serving your future investment needs.


[PHOTO Alyssa C. Rieder]
/S/ ALYSSA C. RIEDER
Alyssa C. Rieder, CFA
Portfolio Manager
Franklin Blue Chip Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

[BEGIN SIDEBAR]
TOP 10 HOLDINGS
4/30/04
--------------------------------------------------------------------------------
  COMPANY                                                             % OF TOTAL
  SECTOR/INDUSTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
  Pfizer Inc.                                                              2.8%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
  Citigroup Inc.                                                           2.7%
   FINANCE
--------------------------------------------------------------------------------
  Freddie Mac                                                              2.5%
   FINANCE
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                                                     2.4%
   RETAIL TRADE
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                                        2.2%
   ENERGY MINERALS
--------------------------------------------------------------------------------
  BP PLC, ADR (U.K.)                                                       2.0%
   ENERGY MINERALS
--------------------------------------------------------------------------------
  General Electric Co.                                                     2.0%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
  Intel Corp.                                                              1.9%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
  Fifth Third Bancorp                                                      1.8%
   FINANCE
--------------------------------------------------------------------------------
  Bank of America Corp.                                                    1.8%
   FINANCE
--------------------------------------------------------------------------------
[END SIDEBAR]




                                                                Annual Report |5

Performance Summary as of 4/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE INFORMATION

------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04          4/30/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.46            $13.63           $11.17
------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           4/30/04          4/30/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.32            $13.26           $10.94
------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           4/30/04          4/30/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.32            $13.30           $10.98
------------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           4/30/04          4/30/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.43            $13.58           $11.15

6 | Past performance does not guarantee future results. | Annual Report

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR      INCEPTION (6/3/96)
----------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            +22.02%            +1.08%          +49.20%
----------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                        +15.02%            -0.97%           +4.40%
----------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $11,502            $9,526          $14,062
----------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                   +26.23%            -0.01%           +4.67%
----------------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            3-YEAR      INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            +21.21%            -9.73%          -16.50%
----------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                        +17.21%            -4.33%           -4.60%
----------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $11,721            $8,756           $8,189
----------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                   +29.04%            -1.30%           -4.29%
----------------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            3-YEAR      INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            +21.13%            -9.77%          -16.24%
----------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                        +20.13%            -3.37%           -4.09%
----------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $12,013            $9,023           $8,376
----------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                   +32.01%            -0.27%           -3.75%
----------------------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR      INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                              +21.79%           -1.24%
----------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                                          +20.79%           -0.53%
----------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                                          $12,079           $9,876
----------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5                                     +32.69%           +0.19%


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


Annual Report | Past performance does not guarantee future results. |7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS A                     4/30/04
-------------------------------------
  1-Year                      +15.02%
-------------------------------------
  5-Year                       -0.97%
-------------------------------------
  Since Inception (6/3/96)     +4.40%
-------------------------------------



  Franklin Blue Chip Fund - Class A
  (6/3/96 - 4/30/04)


  Date                    Franklin Blue
                         Chip Fund - Class A       S&P 500 Index
   6/3/96                      $9,425                 $10,000
  6/30/96                      $9,548                 $10,038
  7/31/96                      $9,274                  $9,595
  8/31/96                      $9,359                  $9,798
  9/30/96                      $9,651                 $10,349
 10/31/96                      $9,651                 $10,634
 11/30/96                     $10,028                 $11,437
 12/31/96                      $9,955                 $11,210
  1/31/97                     $10,126                 $11,910
  2/28/97                     $10,182                 $12,004
  3/31/97                     $10,021                 $11,512
  4/30/97                     $10,287                 $12,198
  5/31/97                     $10,969                 $12,940
  6/30/97                     $11,358                 $13,520
  7/31/97                     $11,823                 $14,595
  8/31/97                     $10,884                 $13,778
  9/30/97                     $11,358                 $14,532
 10/31/97                     $10,438                 $14,047
 11/30/97                     $10,543                 $14,697
 12/31/97                     $10,696                 $14,949
  1/31/98                     $10,802                 $15,114
  2/28/98                     $11,446                 $16,204
  3/31/98                     $11,763                 $17,033
  4/30/98                     $11,974                 $17,204
  5/31/98                     $11,696                 $16,909
  6/30/98                     $11,955                 $17,595
  7/31/98                     $11,946                 $17,408
  8/31/98                     $10,235                 $14,894
  9/30/98                     $10,658                 $15,848
 10/31/98                     $11,648                 $17,136
 11/30/98                     $12,272                 $18,174
 12/31/98                     $12,647                 $19,221
  1/31/99                     $13,053                 $20,024
  2/28/99                     $12,917                 $19,402
  3/31/99                     $13,487                 $20,178
  4/30/99                     $13,912                 $20,960
  5/31/99                     $13,506                 $20,465
  6/30/99                     $14,298                 $21,600
  7/31/99                     $14,163                 $20,927
  8/31/99                     $14,327                 $20,823
  9/30/99                     $14,114                 $20,253
 10/31/99                     $14,954                 $21,534
 11/30/99                     $15,582                 $21,972
 12/31/99                     $17,026                 $23,265
  1/31/00                     $16,359                 $22,096
  2/29/00                     $16,707                 $21,678
  3/31/00                     $18,219                 $23,798
  4/30/00                     $17,801                 $23,082
  5/31/00                     $17,413                 $22,610
  6/30/00                     $17,752                 $23,167
  7/31/00                     $17,493                 $22,805
  8/31/00                     $18,667                 $24,221
  9/30/00                     $18,139                 $22,943
 10/31/00                     $17,762                 $22,845
 11/30/00                     $16,061                 $21,046
 12/31/00                     $16,280                 $21,149
  1/31/01                     $16,807                 $21,899
  2/28/01                     $15,311                 $19,903
  3/31/01                     $14,145                 $18,643
  4/30/01                     $15,269                 $20,091
  5/31/01                     $15,476                 $20,225
  6/30/01                     $15,022                 $19,733
  7/31/01                     $14,836                 $19,539
  8/31/01                     $13,846                 $18,317
  9/30/01                     $12,618                 $16,838
 10/31/01                     $12,814                 $17,159
 11/30/01                     $13,918                 $18,475
 12/31/01                     $14,155                 $18,637
  1/31/02                     $13,856                 $18,365
  2/28/02                     $13,629                 $18,011
  3/31/02                     $14,299                 $18,689
  4/30/02                     $13,464                 $17,556
  5/31/02                     $13,340                 $17,427
  6/30/02                     $12,308                 $16,186
  7/31/02                     $11,225                 $14,925
  8/31/02                     $11,390                 $15,023
  9/30/02                     $10,307                 $13,391
 10/31/02                     $10,998                 $14,569
 11/30/02                     $11,689                 $15,426
 12/31/02                     $10,967                 $14,520
  1/31/03                     $10,709                 $14,140
  2/28/03                     $10,616                 $13,928
  3/31/03                     $10,678                 $14,062
  4/30/03                     $11,524                 $15,220
  5/31/03                     $12,174                 $16,021
  6/30/03                     $12,267                 $16,226
  7/31/03                     $12,401                 $16,512
  8/31/03                     $12,711                 $16,834
  9/30/03                     $12,638                 $16,656
 10/31/03                     $13,247                 $17,597
 11/30/03                     $13,381                 $17,752
 12/31/03                     $13,938                 $18,682
  1/31/04                     $14,227                 $19,025
  2/29/04                     $14,475                 $19,289
  3/31/04                     $14,299                 $18,998
  4/30/04                     $14,062                 $18,701


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS B                     4/30/04
-------------------------------------
  1-Year                      +17.21%
-------------------------------------
  3-Year                       -4.33%
-------------------------------------
  Since Inception (2/1/00)     -4.60%
-------------------------------------


  FRANKLIN BLUE CHIP FUND - CLASS B
  (2/1/00 - 4/30/04)

  DATE                 FRANKLIN BLUE
                     CHIP FUND - CLASS B   S&P 500 INDEX
  2/1/00                      $10,000      $10,000
  2/29/00                     $10,207       $9,811
  3/31/00                     $11,119      $10,770
  4/30/00                     $10,863      $10,446
  5/31/00                     $10,614      $10,232
  6/30/00                     $10,815      $10,485
  7/31/00                     $10,650      $10,321
  8/31/00                     $11,356      $10,962
  9/30/00                     $11,033      $10,383
 10/31/00                     $10,796      $10,339
 11/30/00                      $9,757       $9,524
 12/31/00                      $9,887       $9,571
  1/31/01                     $10,195       $9,911
  2/28/01                      $9,282       $9,008
  3/31/01                      $8,571       $8,437
  4/30/01                      $9,251       $9,092
  5/31/01                      $9,370       $9,153
  6/30/01                      $9,087       $8,931
  7/31/01                      $8,974       $8,843
  8/31/01                      $8,369       $8,290
  9/30/01                      $7,620       $7,620
 10/31/01                      $7,733       $7,766
 11/30/01                      $8,401       $8,361
 12/31/01                      $8,539       $8,435
  1/31/02                      $8,350       $8,312
  2/28/02                      $8,205       $8,151
  3/31/02                      $8,608       $8,458
  4/30/02                      $8,105       $7,945
  5/31/02                      $8,023       $7,887
  6/30/02                      $7,399       $7,325
  7/31/02                      $6,744       $6,754
  8/31/02                      $6,839       $6,799
  9/30/02                      $6,184       $6,060
 10/31/02                      $6,600       $6,593
 11/30/02                      $7,009       $6,981
 12/31/02                      $6,568       $6,571
  1/31/03                      $6,417       $6,399
  2/28/03                      $6,354       $6,303
  3/31/03                      $6,385       $6,364
  4/30/03                      $6,889       $6,888
  5/31/03                      $7,273       $7,251
  6/30/03                      $7,324       $7,343
  7/31/03                      $7,399       $7,473
  8/31/03                      $7,582       $7,618
  9/30/03                      $7,538       $7,538
 10/31/03                      $7,897       $7,964
 11/30/03                      $7,972       $8,034
 12/31/03                      $8,294       $8,455
  1/31/04                      $8,457       $8,610
  2/29/04                      $8,602       $8,730
  3/31/04                      $8,495       $8,598
  4/30/04                      $8,189       $8,463

8 | Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS C                     4/30/04
-------------------------------------
  1-Year                      +20.13%
-------------------------------------
  3-Year                       -3.37%
-------------------------------------
  Since Inception (2/1/00)     -4.09%
-------------------------------------

  Franklin Blue Chip Fund - Class C
  (2/1/00 - 4/30/04)

                           Franklin
                          Blue Chip Fund
  Date                     - Class C       S&P 500 Index
   2/1/00                     $10,000      $10,000
  2/29/00                     $10,207       $9,811
  3/31/00                     $11,125      $10,770
  4/30/00                     $10,888      $10,446
  5/31/00                     $10,644      $10,232
  6/30/00                     $10,845      $10,485
  7/31/00                     $10,681      $10,321
  8/31/00                     $11,392      $10,962
  9/30/00                     $11,070      $10,383
 10/31/00                     $10,833      $10,339
 11/30/00                      $9,781       $9,524
 12/31/00                      $9,918       $9,571
  1/31/01                     $10,227       $9,911
  2/28/01                      $9,314       $9,008
  3/31/01                      $8,596       $8,437
  4/30/01                      $9,282       $9,092
  5/31/01                      $9,402       $9,153
  6/30/01                      $9,119       $8,931
  7/31/01                      $8,999       $8,843
  8/31/01                      $8,401       $8,290
  9/30/01                      $7,645       $7,620
 10/31/01                      $7,758       $7,766
 11/30/01                      $8,426       $8,361
 12/31/01                      $8,565       $8,435
  1/31/02                      $8,376       $8,312
  2/28/02                      $8,237       $8,151
  3/31/02                      $8,634       $8,458
  4/30/02                      $8,130       $7,945
  5/31/02                      $8,048       $7,887
  6/30/02                      $7,425       $7,325
  7/31/02                      $6,763       $6,754
  8/31/02                      $6,858       $6,799
  9/30/02                      $6,203       $6,060
 10/31/02                      $6,619       $6,593
 11/30/02                      $7,028       $6,981
 12/31/02                      $6,587       $6,571
  1/31/03                      $6,436       $6,399
  2/28/03                      $6,373       $6,303
  3/31/03                      $6,411       $6,364
  4/30/03                      $6,915       $6,888
  5/31/03                      $7,299       $7,251
  6/30/03                      $7,349       $7,343
  7/31/03                      $7,425       $7,473
  8/31/03                      $7,607       $7,618
  9/30/03                      $7,563       $7,538
  10/31/03                     $7,922       $7,964
  11/30/03                     $7,998       $8,034
  12/31/03                     $8,319       $8,455
  1/31/04                      $8,489       $8,610
  2/29/04                      $8,627       $8,730
  3/31/04                      $8,527       $8,598
  4/30/04                      $8,376       $8,463


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS R                     4/30/04
-------------------------------------
  1-Year                      +20.79%
-------------------------------------
  Since Inception (1/1/02)     -0.53%
-------------------------------------

Franklin Blue Chip Fund - Class R
(1/1/02 - 4/30/04)

                         Franklin Blue
Date                  Chip Fund - Class R  S&P 500 Index
   1/1/02                    $10,000       $10,000
  1/31/02                     $9,767        $9,854
  2/28/02                     $9,606        $9,664
  3/31/02                    $10,072       $10,028
  4/30/02                     $9,483        $9,420
  5/31/02                     $9,396        $9,351
  6/30/02                     $8,668        $8,685
  7/31/02                     $7,905        $8,008
  8/31/02                     $8,021        $8,061
  9/30/02                     $7,258        $7,185
 10/31/02                     $7,745        $7,817
 11/30/02                     $8,232        $8,277
 12/31/02                     $7,716        $7,791
  1/31/03                     $7,541        $7,587
  2/28/03                     $7,476        $7,473
  3/31/03                     $7,512        $7,545
  4/30/03                     $8,109        $8,167
  5/31/03                     $8,567        $8,596
  6/30/03                     $8,625        $8,706
  7/31/03                     $8,719        $8,860
  8/31/03                     $8,938        $9,032
  9/30/03                     $8,887        $8,937
 10/31/03                     $9,316        $9,442
 11/30/03                     $9,410        $9,525
 12/31/03                     $9,796       $10,024
  1/31/04                     $9,991       $10,208
  2/29/04                    $10,166       $10,350
  3/31/04                    $10,043       $10,194
  4/30/04                     $9,876       $10,034

          Annual Report | Past performance does not guarantee future results. |9

ENDNOTES


WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total return would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

10| Past performance does not guarantee future results. | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN BLUE CHIP FUND

                                                                      --------------------------------------------------------------
                                                                                              YEAR ENDED APRIL 30,
CLASS A                                                                     2004        2003        2002        2001        2000
                                                                      --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................       $11.17      $13.05      $14.80      $17.90      $14.41
                                                                      --------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ...................................         (.02)       (.02)         --         .02          --

 Net realized and unrealized gains (losses) .......................         2.48       (1.86)      (1.75)      (2.53)       3.97
                                                                      --------------------------------------------------------------

Total from investment operations ..................................         2.46       (1.88)      (1.75)      (2.51)       3.97
                                                                      --------------------------------------------------------------
Less distributions from:

 Net investment income ............................................           --          --          --        (.03)       (.01)

 Net realized gains ...............................................           --          --          --        (.56)       (.47)
                                                                      --------------------------------------------------------------

Total distributions ...............................................           --          --          --        (.59)       (.48)
                                                                      --------------------------------------------------------------

Net asset value, end of year ......................................       $13.63      $11.17      $13.05      $14.80      $17.90
                                                                      --------------------------------------------------------------


Total return b ....................................................       22.02%    (14.41)%    (11.82)%    (14.22)%      27.96%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................     $181,987    $137,174    $146,365    $151,431    $140,685

Ratios to average net assets:

 Expenses .........................................................        1.41%       1.51%       1.38%       1.24%       1.23%

 Expenses excluding waiver and payments by affiliate ..............        1.41%       1.51%       1.44%       1.36%       1.39%

 Net investment income (loss) .....................................       (.12)%      (.20)%        .02%        .11%          --

Portfolio turnover rate ...........................................       55.81%      48.47%      54.85%      73.75%      63.04%

aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.




                                                              Annual Report |11

Franklin Strategic Series


FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                                   -----------------------------------------------------------------
                                                                                           YEAR ENDED APRIL 30,
CLASS B                                                                     2004        2003        2002        2001        2000 C
                                                                   -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................            $10.94     $12.87       $14.69      $17.87      $16.45
                                                                   -----------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ..............................              (.10)      (.09)        (.09)       (.09)       (.03)

 Net realized and unrealized gains (losses) ..................              2.42      (1.84)       (1.73)      (2.53)       1.45
                                                                   -----------------------------------------------------------------

Total from investment operations .............................              2.32      (1.93)       (1.82)      (2.62)       1.42
                                                                   -----------------------------------------------------------------

Less distributions from net realized gains ...................                --         --           --        (.56)         --
                                                                   -----------------------------------------------------------------
Net asset value, end of year .................................            $13.26     $10.94       $12.87      $14.69      $17.87
                                                                   -----------------------------------------------------------------


Total return b ...............................................            21.21%   (15.00)%     (12.39)%    (14.84)%       8.63%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................           $24,211    $15,182      $13,979     $10,491      $2,026

Ratios to average net assets:

 Expenses ....................................................             2.10%      2.15%        2.03%       1.90%       1.82% d

 Expenses excluding waiver and payments by affiliate .........             2.10%      2.15%        2.09%       2.02%       2.06% d

 Net investment income (loss) ................................            (.81)%     (.84)%       (.67)%      (.59)%     (7.15)% d

Portfolio turnover rate ......................................            55.81%     48.47%       54.85%      73.75%      63.04%

aBased on average daily shares outstanding.
bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to April 30, 2000.
dAnnualized.


12| Annual Report

Franklin Strategic Series


FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS C                                                                    2004        2003        2002        2001        2000 C
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................           $10.98     $12.91      $14.74      $17.91      $16.45
                                                                    ----------------------------------------------------------------

Income from investment operations:
 Net investment income (loss) a ...............................             (.10)      (.09)       (.09)       (.09)       (.03)

 Net realized and unrealized gains (losses) ...................             2.42      (1.84)      (1.74)      (2.52)       1.49
                                                                    ----------------------------------------------------------------

Total from investment operations ..............................             2.32      (1.93)      (1.83)      (2.61)       1.46
                                                                    ----------------------------------------------------------------

Less distributions from net realized gains ....................               --         --          --        (.56)         --
                                                                    ----------------------------------------------------------------

Net asset value, end of year ..................................           $13.30     $10.98      $12.91      $14.74      $17.91
                                                                    ----------------------------------------------------------------


Total return b ................................................           21.13%   (14.95)%    (12.42)%    (14.74)%       8.88%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................          $39,348    $27,270     $27,685     $19,862      $3,608

Ratios to average net assets:

 Expenses .....................................................            2.10%      2.16%       2.03%       1.90%       1.82% d

 Expenses excluding waiver and payments by affiliate ..........            2.10%      2.16%       2.09%       2.02%       2.06% d

 Net investment income (loss) .................................           (.81)%     (.85)%      (.68)%      (.59)%     (6.88)% d

Portfolio turnover rate .......................................           55.81%     48.47%      54.85%      73.75%      63.04%


aBased on average daily shares outstanding.
bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to April 30, 2000.
dAnnualized.

                                                               Annual Report |13

Franklin Strategic Series


FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                                    ------------------------------------
                                                                           YEAR ENDED APRIL 30,
CLASS R                                                                2004        2003        2002 C
                                                                    ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................       $11.15      $13.04      $13.75
                                                                    ------------------------------------

Income from investment operations:

 Net investment income (loss) a ................................         (.04)       (.04)       (.04)

 Net realized and unrealized gains (losses) ....................         2.47       (1.85)       (.67)
                                                                    ------------------------------------

Total from investment operations ...............................         2.43       (1.89)       (.71)
                                                                    ------------------------------------
Net asset value, end of year ...................................       $13.58      $11.15      $13.04
                                                                    ------------------------------------


Total return b .................................................       21.79%    (14.49)%     (5.16)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................       $6,130      $2,749        $209

Ratios to average net assets:

 Expenses ......................................................        1.60%       1.66%       1.56% d

 Net investment income (loss) ..................................       (.31)%      (.35)%      (.84)% d

Portfolio turnover rate ........................................       55.81%      48.47%      54.85%


aBased on average daily shares outstanding.
bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 2002 (effective date) to April 30, 2002.
dAnnualized.


14| See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                                  SHARES/WARRANTS       VALUE
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 96.9%
  COMMERCIAL SERVICES 1.0%
  Moody's Corp. .........................................................................        40,000     $    2,580,400
                                                                                                            ----------------
  COMMUNICATIONS 3.4%
  SBC Communications Inc. ...............................................................        90,000          2,241,000
  Verizon Communications Inc. ...........................................................        95,000          3,585,300
  Vodafone Group PLC, ADR (United Kingdom) ..............................................       115,000          2,822,100
                                                                                                            ----------------
                                                                                                                 8,648,400
                                                                                                            ----------------

  CONSUMER DURABLES 2.3%
  D.R. Horton Inc. ......................................................................       100,000          2,880,000
a Leapfrog Enterprises Inc. .............................................................       140,000          3,011,400
                                                                                                            ----------------
                                                                                                                 5,891,400
                                                                                                            ----------------

  CONSUMER NON-DURABLES 6.0%
  Alberto-Culver Co. ....................................................................        60,000          2,829,600
  Altria Group Inc. .....................................................................        55,000          3,045,900
  Coca-Cola Co. .........................................................................        55,000          2,781,350
  Kraft Foods Inc., A ...................................................................       102,000          3,356,820
  Procter & Gamble Co. ..................................................................        30,000          3,172,500
                                                                                                            ----------------
                                                                                                                15,186,170
                                                                                                            ----------------

  CONSUMER SERVICES 4.7%
  Clear Channel Communications Inc. .....................................................        40,000          1,659,600
a Comcast Corp., A ......................................................................        90,000          2,609,100
a Univision Communications Inc., A ......................................................        65,000          2,200,250
  Viacom Inc., B ........................................................................        60,000          2,319,000
  The Walt Disney Co. ...................................................................       130,000          2,993,900
                                                                                                            ----------------
                                                                                                                11,781,850
                                                                                                            ----------------

  DISTRIBUTION SERVICES 2.8%
  Cardinal Health Inc. ..................................................................        50,000          3,662,500
  Sysco Corp. ...........................................................................        90,000          3,442,500
                                                                                                            ----------------
                                                                                                                 7,105,000
                                                                                                            ----------------

  ELECTRONIC TECHNOLOGY 13.1%
a Applied Materials Inc. ................................................................        85,000          1,549,550
  AU Optronics Corp., ADR (Taiwan) ......................................................       110,000          2,362,800
  Boeing Co. ............................................................................        55,000          2,347,950
a Cisco Systems Inc. ....................................................................       200,000          4,174,000
a Dell Inc. .............................................................................       110,000          3,818,100
a EMC Corp. .............................................................................       150,000          1,674,000
  Intel Corp. ...........................................................................       190,000          4,888,700
a KLA-Tencor Corp. ......................................................................        40,000          1,666,800
  Linear Technology Corp. ...............................................................        40,000          1,425,200
  Lockheed Martin Corp. .................................................................        55,000          2,623,500
a Logitech International SA, ADR (Switzerland) ..........................................        35,000          1,499,750



                                                               Annual Report |15

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                                           SHARES/WARRANTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

  ELECTRONIC TECHNOLOGY (CONT.)
a Merrill Lynch International & Co. into Taiwan Semiconductor Manufacturing Co. Ltd., wts.,
    8/16/05 (Taiwan) ..............................................................................   559,476     $      968,389
  Tektronix Inc. ..................................................................................    85,000          2,516,000
  Xilinx Inc. .....................................................................................    45,000          1,513,350
                                                                                                                  ------------------
                                                                                                                      33,028,089
                                                                                                                  ------------------

  ENERGY MINERALS 5.9%
  BP PLC, ADR (United Kingdom) ....................................................................    95,000          5,025,500
  Devon Energy Corp. ..............................................................................    41,100          2,515,320
  Exxon Mobil Corp. ...............................................................................   130,000          5,531,500
  Peabody Energy Corp. ............................................................................    40,000          1,875,600
                                                                                                                  ------------------
                                                                                                                      14,947,920
                                                                                                                  ------------------

  FINANCE 20.3%
  AFLAC Inc. ......................................................................................    60,000          2,533,800
  American International Group Inc. ...............................................................    40,000          2,866,000
  Bank of America Corp. ...........................................................................    55,000          4,426,950
a Berkshire Hathaway Inc., A ......................................................................        35          3,268,650
  Capital One Financial Corp. .....................................................................    50,000          3,276,500
  Citigroup Inc. ..................................................................................   140,000          6,732,600
  Countrywide Financial Corp. .....................................................................    50,000          2,965,000
  Fifth Third Bancorp .............................................................................    85,000          4,561,100
  Freddie Mac .....................................................................................   107,000          6,248,800
  Goldman Sachs Group Inc. ........................................................................    20,000          1,935,000
  Investors Financial Services Corp. ..............................................................    80,000          3,109,600
  JP Morgan Chase & Co. ...........................................................................    70,000          2,632,000
  Marsh & McLennan Cos. Inc. ......................................................................    55,000          2,480,500
  Wells Fargo & Co. ...............................................................................    70,000          3,952,200
                                                                                                                  ------------------
                                                                                                                      50,988,700
                                                                                                                  ------------------

  HEALTH SERVICES 4.0%
a Caremark RX Inc. ................................................................................    96,750          3,274,987
  Quest Diagnostics Inc. ..........................................................................    33,000          2,783,550
a Wellpoint Health Networks Inc. ..................................................................    35,000          3,909,150
                                                                                                                  ------------------
                                                                                                                       9,967,687
                                                                                                                  ------------------

  HEALTH TECHNOLOGY 10.6%
a Amgen Inc. ......................................................................................    40,000          2,250,800
a Biogen Idec Inc. ................................................................................    40,000          2,360,000
  Johnson & Johnson Inc. ..........................................................................    75,000          4,052,250
  Medtronic Inc. ..................................................................................    60,000          3,027,600
  Merck & Co. Inc. ................................................................................    55,000          2,585,000
  Pall Corp. ......................................................................................   148,000          3,519,440
  Pfizer Inc. .....................................................................................   200,000          7,152,000
  Teva Pharmaceutical Industries Ltd., ADR (Israel) ...............................................    30,000          1,846,800
                                                                                                                  ------------------
                                                                                                                      26,793,890
                                                                                                                  ------------------


16| Annual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                                           SHARES/WARRANTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

  INDUSTRIAL SERVICES .5%
  GlobalSantaFe Corp. .............................................................................    47,000     $    1,239,390
                                                                                                                  ------------------

  NON-ENERGY MINERALS 1.2%
  Alcoa Inc. ......................................................................................    55,000          1,691,250
  Barrick Gold Corp. (Canada) .....................................................................    65,000          1,249,950
                                                                                                                  ------------------
                                                                                                                       2,941,200
                                                                                                                  ------------------

  PROCESS INDUSTRIES 3.1%
  Bunge Ltd. ......................................................................................    75,000          2,778,750
  Cabot Corp. .....................................................................................    75,000          2,535,000
  Valspar Corp. ...................................................................................    50,000          2,482,500
                                                                                                                  ------------------
                                                                                                                       7,796,250
                                                                                                                  ------------------

  PRODUCER MANUFACTURING 4.7%
  General Electric Co. ............................................................................   165,000          4,941,750
a Mettler-Toledo International Inc. (Switzerland) .................................................    85,000          3,809,700
  United Technologies Corp. .......................................................................    35,000          3,019,100
                                                                                                                  ------------------
                                                                                                                      11,770,550
                                                                                                                  ------------------

  RETAIL TRADE 6.7%
  Best Buy Co. Inc. ...............................................................................    45,000          2,441,250
  Home Depot Inc. .................................................................................    50,000          1,759,500
a Kohl's Corp. ....................................................................................    85,000          3,552,150
  Target Corp. ....................................................................................    30,000          1,301,100
  Tiffany & Co. ...................................................................................    42,000          1,638,000
  Wal-Mart Stores Inc. ............................................................................   107,000          6,099,000
                                                                                                                  ------------------
                                                                                                                      16,791,000
                                                                                                                  ------------------

  TECHNOLOGY SERVICES 4.5%
a,b Accenture Ltd., A (Bermuda) ...................................................................    75,700          1,799,389
  First Data Corp. ................................................................................    70,000          3,177,300
  International Business Machines Corp. ...........................................................    38,000          3,350,460
  Paychex Inc.                                                                                         80,000          2,982,400
                                                                                                                  ------------------
                                                                                                                      11,309,549
                                                                                                                  ------------------

  TRANSPORTATION .8%
  Expeditors International of Washington Inc. .....................................................    47,000          1,888,930
                                                                                                                  ------------------

  UTILITIES 1.3%
  Entergy Corp. ...................................................................................    60,000          3,276,000
                                                                                                                  ------------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $222,290,080) ............................................                  243,932,375
                                                                                                                  ------------------

                                                               Annual Report |17

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                                      SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $10,685,218) 4.3%

c Franklin Institutional Fiduciary Trust Money Market Portfolio ...........................  10,685,218     $   10,685,218
                                                                                                            ----------------
  TOTAL INVESTMENTS (COST $232,975,298) 101.2% ............................................                    254,617,593
  OTHER ASSETS, LESS LIABILITIES (1.2)% ...................................................                     (2,941,556)
                                                                                                            ----------------
  NET ASSETS 100.0% .......................................................................                 $  251,676,037
                                                                                                            ----------------

aNon-income producing.
bSee Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.
cSee Note 6 regarding investments in affiliated Money Market Portfolio.

18| See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004

                                                                                                             ----------------
                                                                                                                 FRANKLIN
                                                                                                                 BLUE CHIP
                                                                                                                   FUND
                                                                                                             ----------------
Assets:
 Investments in securities:
  Cost-Unaffiliated issuers .............................................................................    $ 222,290,080
  Cost-Sweep money fund (Note 6) ........................................................................       10,685,218
                                                                                                             ----------------
  Value-Unaffiliated issuers ............................................................................      243,932,375
  Value-Sweep money fund (Note 6) .......................................................................       10,685,218
 Receivables:
  Capital shares sold ...................................................................................          431,909
  Dividends .............................................................................................          195,770
                                                                                                             ----------------
      Total assets ......................................................................................      255,245,272
                                                                                                             ----------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................................        2,490,000
  Capital shares redeemed ...............................................................................          522,470
  Affiliates ............................................................................................          370,050
  Shareholders ..........................................................................................          130,611
 Other liabilities ......................................................................................           56,104
                                                                                                             ----------------
      Total liabilities .................................................................................        3,569,235
                                                                                                             ----------------
       Net assets, at value .............................................................................    $ 251,676,037
                                                                                                             ----------------
Net assets consist of:
 Net unrealized appreciation (depreciation) .............................................................    $  21,642,295
 Accumulated net realized gain (loss) ...................................................................      (33,339,005)
 Capital shares .........................................................................................      263,372,747
                                                                                                             ----------------
       Net assets, at value .............................................................................    $ 251,676,037
                                                                                                             ----------------


                                                               Annual Report |19

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2004


                                                                                                             -----------------
                                                                                                                  FRANKLIN
                                                                                                                  BLUE CHIP
                                                                                                                    FUND
                                                                                                             -----------------
CLASS A:
 Net assets, at value .............................................................................          $ 181,986,971
                                                                                                             -----------------
 Shares outstanding ...............................................................................             13,353,580
                                                                                                             -----------------
 Net asset value per share a ......................................................................                 $13.63
                                                                                                             -----------------
 Maximum offering price per share (net asset value per share [DIVIDE] 94.25%) .....................                 $14.46
                                                                                                             -----------------
CLASS B:
 Net assets, at value .............................................................................          $  24,211,307
                                                                                                             -----------------
 Shares outstanding ...............................................................................              1,826,136
                                                                                                             -----------------
 Net asset value and maximum offering price per share a ...........................................                 $13.26
                                                                                                             -----------------
CLASS C:
 Net assets, at value .............................................................................          $  39,348,027
                                                                                                             -----------------
 Shares outstanding ...............................................................................              2,958,726
                                                                                                             -----------------
 Net asset value and maximum offering price per share a ...........................................                 $13.30
                                                                                                             -----------------
CLASS R:
 Net assets, at value .............................................................................          $   6,129,732
                                                                                                             -----------------
 Shares outstanding ...............................................................................                451,454
                                                                                                             -----------------
 Net asset value and maximum offering price per share a ...........................................                 $13.58
                                                                                                             -----------------

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

20| See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2004


                                                                                                              ----------------
                                                                                                                  FRANKLIN
                                                                                                                  BLUE CHIP
                                                                                                                    FUND
                                                                                                              ----------------
Investment income:
 Dividends
  Unaffiliated issuers ..................................................................................     $  2,931,206
  Sweep money fund (Note 6) .............................................................................           78,361
                                                                                                              ----------------
  Total investment income ...............................................................................        3,009,567
Expenses:
 Management fees (Note 3) ...............................................................................        1,718,197
 Distribution fees (Note 3)
  Class A ...............................................................................................          514,514
  Class B ...............................................................................................          209,784
  Class C ...............................................................................................          418,637
  Class R ...............................................................................................           23,223
 Transfer agent fees (Note 3) ...........................................................................          695,483
 Custodian fees .........................................................................................            4,352
 Reports to shareholders ................................................................................           51,221
 Registration and filing fees ...........................................................................           52,157
 Professional fees ......................................................................................           24,159
 Trustees' fees and expenses ............................................................................            2,866
 Other ..................................................................................................            9,827
                                                                                                              ----------------
      Total expenses ....................................................................................        3,724,420
                                                                                                              ----------------
       Net investment income (loss) .....................................................................         (714,853)
                                                                                                              ----------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ...........................................................................................        8,614,977
  Foreign currency transactions .........................................................................               64
                                                                                                              ----------------
       Net realized gain (loss) .........................................................................        8,615,041
 Net unrealized appreciation (depreciation) on investments ..............................................       35,111,527
                                                                                                              ----------------
Net realized and unrealized gain (loss) .................................................................       43,726,568
                                                                                                              ----------------
Net increase (decrease) in net assets resulting from operations .........................................     $ 43,011,715
                                                                                                              ----------------


                          Annual Report | See notes to financial statements. |21

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2004 and 2003


                                                                                            ----------------------------------
                                                                                                FRANKLIN BLUE CHIP FUND
                                                                                                 2004            2003
                                                                                            ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ....................................................         $     (714,853)  $    (580,112)
  Net realized gain (loss) from investments and foreign currency transactions .....              8,615,041     (21,658,016)
  Net unrealized appreciation (depreciation) on investments .......................             35,111,527      (4,084,084)
                                                                                            ----------------------------------
      Net increase (decrease) in net assets resulting from operations .............             43,011,715     (26,322,212)
 Capital share transactions: (Note 2)
   Class A ........................................................................             13,751,957      11,102,237
   Class B ........................................................................              5,351,631       3,302,949
   Class C ........................................................................              4,572,463       3,589,636
   Class R ........................................................................              2,613,899       2,462,555
                                                                                            ----------------------------------
 Total capital share transactions .................................................             26,289,950      20,457,377
      Net increase (decrease) in net assets .......................................             69,301,665      (5,864,835)
Net assets (there is no undistributed income at beginning or end of year):
 Beginning of year ................................................................            182,374,372     188,239,207
                                                                                            ----------------------------------
 End of year ......................................................................         $  251,676,037   $ 182,374,372
                                                                                            ----------------------------------

22| See notes to financial statements. | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS


FRANKLIN BLUE CHIP FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Blue Chip Fund (the Fund) is a separate, diversified series of the Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.



                                                               Annual Report |23

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

24| Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                         --------------------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,
                                                      2004                               2003
                                           SHARES               AMOUNT          SHARES           AMOUNT
                                         --------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................     4,274,744     $   55,093,472       6,482,916      $   69,757,046
 Shares redeemed ....................    (3,198,089)       (41,341,515)     (5,420,831)        (58,654,809)
                                         --------------------------------------------------------------------
 Net increase (decrease) ............     1,076,655     $   13,751,957       1,062,085      $   11,102,237
                                         --------------------------------------------------------------------
CLASS B SHARES:
 Shares sold ........................       777,634     $    9,715,147         732,255      $    7,837,686
 Shares redeemed ....................      (338,742)        (4,363,516)       (431,614)         (4,534,737)
                                         --------------------------------------------------------------------
 Net increase (decrease) ............       438,892     $    5,351,631         300,641      $    3,302,949
                                         --------------------------------------------------------------------
CLASS C SHARES:
 Shares sold ........................     1,864,498     $   22,885,105       1,721,969      $   18,417,019
 Shares redeemed ....................    (1,389,772)       (18,312,642)     (1,382,609)        (14,827,383)
                                         --------------------------------------------------------------------
 Net increase (decrease) ............       474,726     $    4,572,463         339,360      $   3,589,636
                                         --------------------------------------------------------------------
CLASS R SHARES:
 Shares sold ........................       308,406     $    3,949,469         273,374      $   2,922,642
 Shares redeemed ....................      (103,387)        (1,335,570)        (42,993)          (460,087)
                                         --------------------------------------------------------------------
 Net increase (decrease) ............       205,019     $    2,613,899         230,381      $   2,462,555
                                         --------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
-------------------------------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                              Investment manager
  Franklin Templeton Services LLC (FT Services)                  Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)            Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)   Transfer agent


                                                               Annual Report |25

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         .750%          First $500 million
         .625%          Over $500 million, up to and including $1 billion
         .500%          Over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .35%, 1.00%, 1.00%, and .50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Distributors has advised the Fund it paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $294,320 and $88,603, respectively.

The Fund paid transfer agent fees of $695,483, of which $510,699 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 .....................................................  $ 12,995,606
 2011 .....................................................    16,476,135
                                                             ------------
                                                             $ 29,471,741
                                                             ------------

At April 30, 2004, the Fund has deferred capital losses occurring subsequent to October 31, 2003 of $1,197,162. For tax purposes, such losses will be reflected in the year ending April 30, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.



26| Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


4. INCOME TAXES (CONTINUED)

At April 30, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...................................    $ 235,645,400
                                                           -------------
Unrealized appreciation ...............................    $  30,418,064
Unrealized depreciation ...............................      (11,445,871)
                                                           -------------
Net unrealized appreciation (depreciation) ............    $  18,972,193
                                                           -------------

Undistributed ordinary income .........................               --
Undistributed long term capital gains .................               --
                                                           -------------
Distributable earnings ................................               --
                                                           -------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended April 30, 2004 aggregated $158,281,324 and $123,612,431, respectively.


6. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.


                                                               Annual Report |27

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Fund's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.


28| Annual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.



                                                               Annual Report |29

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


FRANKLIN BLUE CHIP FUND


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Blue Chip Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2004, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 9, 2004



30| Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)     Trustee        Since 1991       112                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)         Trustee        Since 1991       141                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                     company).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)      Trustee        Since 1991       142                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)         Trustee        Since 1998        97                        Director, Amerada Hess Corporation
 One Franklin Parkway                                                                     (exploration and refining of oil and gas);
 San Mateo, CA 94403-1906                                                                 H.J. Heinz Company (processed foods and
                                                                                          allied products); RTI International
                                                                                          Metals, Inc. (manufacture and distribution
                                                                                          of titanium); and Canadian National
                                                                                          Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)        Trustee        Since 1991       114                        Director, The California Center for Land
 One Franklin Parkway                                                                     Recycling (redevelopment).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

                                                               Annual Report |31

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)        Trustee        Since 1992       141                        Director, White Mountains Insurance Group,
 One Franklin Parkway                                                                     Ltd. (holding company); Martek Biosciences
 San Mateo, CA 94403-1906                                                                 Corporation; MedImmune, Inc.
                                                                                          (biotechnology); and Overstock.com
                                                                                          (Internet services); and FORMERLY,
                                                                                          Director, MCI Communication Corporation
                                                                                          (subsequently known as MCI WorldCom, Inc.
                                                                                          and WorldCom, Inc.) (communications
                                                                                          services) (1988-2002) and Spacehab, Inc.
                                                                                          (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)        Trustee and    Trustee since    38                         None
 One Franklin Parkway          Vice President 1993 and Vice
 San Mateo, CA 94403-1906                     President since
                                              1991
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Trustee and    Trustee since    141                        None
 One Franklin Parkway          Chairman of    1991 and
 San Mateo, CA 94403-1906      the Board      Chairman of the
                                              Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

32| Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION            TIME SERVED           BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)  Trustee,            Trustee since         124                             None
 One Franklin Parkway           President and       1991, President
 San Mateo, CA 94403-1906       Chief Executive     since 1993 and
                                Officer-            Chief Executive
                                Investment          Officer-
                                Management          Investment
                                                    Management
                                                    since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)        Vice President      Since 1995            Not Applicable                  None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)          Senior Vice         Since 2002            Not Applicable                  None
 500 East Broward Blvd.         President and
 Suite 2100                     Chief Executive
 Fort Lauderdale, FL 33394-3091 Officer-
                                Finance and
                                Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)             Vice President      Since 2000            Not Applicable                  None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                               Annual Report |33

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION          TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice President    Since 2000         Not Applicable              None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 EDWARD B. JAMIESON (55)       Vice President    Since 2000         Not Applicable              None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
 and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)         Treasurer         Since March 2004   Not Applicable              None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel
 Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000);
 and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)        Vice President    Since 2002         Not Applicable              Director, FTI Banque, Arch
 600 Fifth Avenue              -AML                                                             Chemicals, Inc. and Lingan
 Rockefeller Center            Compliance                                                       Foundation.
 New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

34| Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION         TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (42)     Vice President   Since 2000        Not Applicable                None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)           Vice President   Since 2000        Not Applicable                None
 One Franklin Parkway             and Secretary
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)             Chief Financial  Since May 2004    Not Applicable                None
 500 East Broward Blvd.           Officer
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                               Annual Report |35

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES

FRANKLIN BLUE CHIP FUND



The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



36| Annual Report

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
 Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government
 Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders as well as select retirement plans.
3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                              Not part of the annual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN BLUE CHIP FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


483 A2004 06/04




















                                 APRIL 30, 2004

                      A series of Franklin Strategic Series

[GRAPHIC OMITTED]

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     INCOME

                                    FRANKLIN
                              STRATEGIC INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. see inside for details.

[GRAPHIC OMITTED]
[LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      FRANKLIN o templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

                               Contents

SHAREHOLDER LETTER ................................  1

SPECIAL FEATURE:
Interest Rates and
Your Fixed Income Investments .....................  3

ANNUAL REPORT

Franklin Strategic Income Fund ....................  8

Performance Summary ............................... 13

Financial Highlights and
Statement of Investments .......................... 18

Financial Statements .............................. 33

Notes to Financial Statements ..................... 37

Report of Independent Registered
Public Accounting Firm ............................ 45

Board Members and Officers ........................ 46

Proxy Voting Policies and Procedures .............. 51
--------------------------------------------------------------------------------


Annual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests in securities of U.S. and foreign governments, U.S. and foreign high yield and investment-grade fixed income securities, mortgage- and other asset-backed securities, preferred stock, and income-producing securities convertible into common stock.

We are pleased to bring you Franklin Strategic Income Fund's annual report for the fiscal year ended April 30, 2004.

PERFORMANCE OVERVIEW

For the year under review, Franklin Strategic Income Fund - Class A posted a +11.69% cumulative total return. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index, which posted a 1.82% total return for the same period. 1 The Fund also outperformed its peers as measured by the Lipper Multi-Sector Income Funds Objective Average's 8.17% one-year total return. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

For much of the 12-month reporting period, many market analysts discussed the employment picture because job creation was slower than expected. However, job

1. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Lipper Inc. The Lipper Multi-Sector Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors, not primarily in one sector except for defensive purposes, including U.S. and foreign governments, with a significant portion rated below investment grade. For the one-year period ended 4/30/04, there were 105 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.

8 | Annual Report
growth rose during March and April, as nonfarm payrolls added 625,000 jobs. 3 This important factor was one of many that helped lead to an interest rate rise over the period, and 2-, 3-, 5- and 10-year Treasury yields were up 80, 91, 78, 64 basis points (100 basis points equal one percent), respectively.

Still, interest rates remained historically low. Relatively lower interest rates benefited consumers in the form of reduced mortgage refinancing and transaction costs during the period. This, combined with personal income tax reductions, helped improve consumers' net worths and spending ability, which supported economic growth.

Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending posted strong results for the final quarter of 2003 and the first quarter of 2004. Nonresidential investment spending rose at an annual rate of 5.8% in the first quarter of 2004. 4

Additionally, nonfarm productivity grew an annualized 3.8% in the first quarter of 2004, which helped businesses generate more goods and services without substantially raising inflation. 3

Although higher energy prices contributed to inflation, the core Consumer Price Index, which excludes food and energy, rose 1.8% for the 12 months ended April 30, 2004. Expected inflation is a key determinant of interest rates, and the inflation increase helped contribute somewhat to the overall interest rate rise during the period.

Outside the U.S., the global economy expanded. China's strong pace of growth (9.1% in 2003) was a main engine in the current global economic recovery. Supported by China's strong demand, Japan's economy grew at its fastest rate in years. In contrast, economic growth in continental Europe lagged. However, recent figures on German machinery orders and the euro zone business climate index suggest that economic activity has been accelerating. Even with an improving global economy, overall inflation rates remained relatively subdued.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and

3. Source: Bureau of Labor Statistics.

4. Source: Bureau of Economic Analysis.

                                                               Annual Report | 9

DIVIDEND DISTRIBUTIONS*
5/1/03-4/30/04

------------------------------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                 -------------------------------------------------------------------------------------
   MONTH            CLASS A          CLASS B         CLASS C           CLASS R        ADVISOR CLASS
------------------------------------------------------------------------------------------------------
   May            5.40 cents        5.09 cents     5.10 cents         5.21 cents       5.59 cents
------------------------------------------------------------------------------------------------------
   June           5.40 cents        5.08 cents     5.05 cents         5.19 cents       5.60 cents
------------------------------------------------------------------------------------------------------
   July           5.40 cents        5.08 cents     5.05 cents         5.19 cents       5.60 cents
------------------------------------------------------------------------------------------------------
   August         5.40 cents        5.08 cents     5.05 cents         5.19 cents       5.62 cents
------------------------------------------------------------------------------------------------------
   September      5.40 cents        5.07 cents     5.05 cents         5.21 cents       5.60 cents
------------------------------------------------------------------------------------------------------
   October        5.40 cents        5.07 cents     5.05 cents         5.21 cents       5.60 cents
------------------------------------------------------------------------------------------------------
   November       5.40 cents        5.07 cents     5.05 cents         5.21 cents       5.61 cents
------------------------------------------------------------------------------------------------------
   December       6.50 cents**      6.18 cents**   6.19 cents**       6.31 cents**     6.70 cents**
------------------------------------------------------------------------------------------------------
   January        5.40 cents        5.08 cents     5.09 cents         5.21 cents       5.61 cents
------------------------------------------------------------------------------------------------------
   February       5.40 cents        5.08 cents     5.09 cents         5.21 cents       5.62 cents
------------------------------------------------------------------------------------------------------
   March          5.40 cents        5.05 cents     5.06 cents         5.20 cents       5.60 cents
------------------------------------------------------------------------------------------------------
   April          5.40 cents        5.05 cents     5.06 cents         5.20 cents       5.62 cents
------------------------------------------------------------------------------------------------------
   TOTAL         65.90 CENTS       61.98 CENTS    61.89 CENTS        63.54 CENTS      68.37 CENTS
------------------------------------------------------------------------------------------------------

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 1.1 cent distribution to meet excise tax requirements.

issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

MANAGER'S DISCUSSION

During the Fund's fiscal year, our high yield corporate bond allocation, which represented our largest sector weighting at 39.7% of total net assets at period-end, supported Fund performance. During the reporting period, the high yield corporate sector benefited from strong profitability trends and declining default rates arising from healthy economic growth. As a result, high yield corporate spreads over comparable Treasuries (a common valuation metric for high yield corporate bonds) declined from 7.3 percentage points to 4.4 percentage points over the Fund's fiscal year, driving the sector's strong total return performance.

Although the U.S. dollar strengthened toward period-end, over the past fiscal year, U.S. dollar weakness versus various foreign currencies led to relatively robust returns from international foreign currency government bonds (in both developed

10 | Annual Report

PORTFOLIO BREAKDOWN
Based on Total Net Assets

-----------------------------------------------------------------------------
                                                   4/30/04         4/30/03
-----------------------------------------------------------------------------
   High Yield Corporate Bonds & Preferred Stocks    39.7%           36.2%
-----------------------------------------------------------------------------
   International Developed Country Bonds (non-$US)  13.1%           16.9%
-----------------------------------------------------------------------------
   Mortgages & Other Asset-Backed Bonds             12.0%           13.3%
-----------------------------------------------------------------------------
   Emerging Market Bonds ($US)                      10.7%            9.7%
-----------------------------------------------------------------------------
   Investment Grade Corporate Bonds                  7.2%            8.6%
-----------------------------------------------------------------------------
   Other International Bonds (non-$US)               6.1%            0.0%
-----------------------------------------------------------------------------
   U.S. Government Bonds                             3.9%            7.8%
-----------------------------------------------------------------------------
   Convertible Securities                            1.8%            4.7%
-----------------------------------------------------------------------------
   Municipal Bonds                                   1.4%            0.0%
-----------------------------------------------------------------------------
   Common Stocks & Warrants                          0.1%            0.0%
-----------------------------------------------------------------------------
   Short-Term Investments & Other Net Assets         4.0%            2.8%
-----------------------------------------------------------------------------

and non-developed markets). These bonds represented the Fund's second largest sector allocation at period-end. Within this sector, we initiated positions in Asian government bonds such as those issued by Korea and Thailand.

The Fund's position in U.S. dollar-denominated emerging market government bonds also benefited from improving fiscal conditions, low global interest rates and high commodity prices. As a result, this sector's yield spreads over Treasuries declined from 5.3 percentage points to 4.7 percentage points during the period.

Within the Fund's more interest-rate sensitive sectors, rising domestic interest rates pressured U.S. government bond sector performance. However, this sector only represented 3.9% of the Fund's total net assets as of April 30, 2004. We held greater exposure to the mortgage and other asset-backed market. Higher interest rates also negatively impacted this sector's performance, but the yield advantage versus Treasuries and reduced prepayments as interest rates rose tempered the negative effect. Increased interest rates also constrained investment-grade corporate bond sector performance, but similar to the high yield market, this sector benefited from improving fundamental corporate credit trends, which also tightened this market's yield spreads during the period.

                                                              Annual Report | 11

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]
/S/Christopher J. Molumphy
--------------------------
Christopher J. Molumphy, CFA

[PHOTO OMITTED]
/S/Eric G. Takaha
-----------------
Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

12 | Annual Report

Performance Summary as of 4/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 CLASS A                                        CHANGE      4/30/04     4/30/03
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          +$0.44       $10.09       $9.65
--------------------------------------------------------------------------------
 DISTRIBUTIONS (5/1/03-4/30/04)
--------------------------------------------------------------------------------
 Dividend Income                    $0.6590
--------------------------------------------------------------------------------
 CLASS B                                        CHANGE      4/30/04     4/30/03
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          +$0.45       $10.12       $9.67
--------------------------------------------------------------------------------
 DISTRIBUTIONS (5/1/03-4/30/04)
--------------------------------------------------------------------------------
 Dividend Income                    $0.6198
--------------------------------------------------------------------------------
 CLASS C                                        CHANGE      4/30/04     4/30/03
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          +$0.45       $10.09       $9.64
--------------------------------------------------------------------------------
 DISTRIBUTIONS (5/1/03-4/30/04)
--------------------------------------------------------------------------------
 Dividend Income                    $0.6189
--------------------------------------------------------------------------------
 CLASS R                                        CHANGE      4/30/04     4/30/03
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          +$0.44       $10.07       $9.63
--------------------------------------------------------------------------------
 DISTRIBUTIONS (5/1/03-4/30/04)
--------------------------------------------------------------------------------
 Dividend Income                    $0.6354
--------------------------------------------------------------------------------
 ADVISOR CLASS                                  CHANGE      4/30/04     4/30/03
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          +$0.44       $10.09       $9.65
--------------------------------------------------------------------------------
 DISTRIBUTIONS (5/1/03-4/30/04)
--------------------------------------------------------------------------------
 Dividend Income                    $0.6837
--------------------------------------------------------------------------------

        Annual Report | Past performance does not guarantee future results. | 13

PERFORMANCE 1

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
 CLASS A                               1-YEAR     5-YEAR    INCEPTION (5/24/94)
--------------------------------------------------------------------------------
 Cumulative Total Return 2             +11.69%    +37.04%       +129.17%
--------------------------------------------------------------------------------
 Average Annual Total Return 3          +6.93%     +5.59%         +8.24%
--------------------------------------------------------------------------------
 Avg. Ann. Total Return (3/31/04) 4    +14.25%     +6.67%         +8.57%
--------------------------------------------------------------------------------
    Distribution Rate 5                       6.15%
--------------------------------------------------------------------------------
    30-Day Standardized Yield 6               4.69%
--------------------------------------------------------------------------------
 CLASS B                               1-YEAR     3-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------
 Cumulative Total Return 2             +11.33%    +34.40%        +38.96%
--------------------------------------------------------------------------------
 Average Annual Total Return 3          +7.33%     +5.79%         +6.23%
--------------------------------------------------------------------------------
 Avg. Ann. Total Return (3/31/04) 4    +14.76%     +6.88%         +6.83%
--------------------------------------------------------------------------------
    Distribution Rate 5                       5.99%
--------------------------------------------------------------------------------
    30-Day Standardized Yield 6               4.50%
--------------------------------------------------------------------------------
 CLASS C                               1-YEAR     5-YEAR    INCEPTION (5/1/98)
--------------------------------------------------------------------------------
 Cumulative Total Return 2             +11.36%    +34.35%        +39.18%
--------------------------------------------------------------------------------
 Average Annual Total Return  3        +10.36%     +6.08%         +5.66%
--------------------------------------------------------------------------------
 Avg. Ann. Total Return (3/31/04)  4   +17.81%     +7.17%         +6.18%
--------------------------------------------------------------------------------
    Distribution Rate  5                      6.02%
--------------------------------------------------------------------------------
    30-Day Standardized Yield  6              4.50%
--------------------------------------------------------------------------------
 CLASS R                                           1-YEAR   INCEPTION (1/1/02)
--------------------------------------------------------------------------------
 Cumulative Total Return 2                        +11.45%        +26.67%
--------------------------------------------------------------------------------
 Average Annual Total Return 3                    +10.45%        +10.71%
--------------------------------------------------------------------------------
 Avg. Ann. Total Return (3/31/04) 4               +17.91%        +12.34%
--------------------------------------------------------------------------------
    Distribution Rate 5                       6.20%
--------------------------------------------------------------------------------
    30-Day Standardized Yield 6               4.65%
--------------------------------------------------------------------------------
 ADVISOR CLASS 7                       1-YEAR     5-YEAR    INCEPTION (5/24/94)
--------------------------------------------------------------------------------
 Cumulative Total Return 2             +11.97%    +38.64%       +131.83%
--------------------------------------------------------------------------------
 Average Annual Total Return 3         +11.97%     +6.75%         +8.83%
--------------------------------------------------------------------------------
 Avg. Ann. Total Return (3/31/04) 4    +19.58%     +7.84%         +9.17%
--------------------------------------------------------------------------------
    Distribution Rate 5                       6.68%
--------------------------------------------------------------------------------
    30-Day Standardized Yield 6               5.16%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

14 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
CLASS A (5/24/94-4/30/04)

                                                          Lehman Brothers
               Franklin Strategic Income Fund         U.S. Aggregate Index 8
5/24/94                   $9,579                              $10,000
5/31/94                   $9,579                              $10,000
6/30/94                   $9,492                               $9,978
7/31/94                   $9,617                              $10,176
8/31/94                   $9,761                              $10,188
9/30/94                   $9,808                              $10,038
10/31/94                  $9,825                              $10,029
11/30/94                  $9,793                              $10,007
12/31/94                  $9,746                              $10,076
1/31/95                   $9,753                              $10,276
2/28/95                  $10,023                              $10,520
3/31/95                  $10,182                              $10,585
4/30/95                  $10,435                              $10,732
5/31/95                  $10,731                              $11,148
6/30/95                  $10,780                              $11,229
7/31/95                  $11,007                              $11,204
8/31/95                  $11,035                              $11,340
9/30/95                  $11,180                              $11,450
10/31/95                 $11,273                              $11,599
11/30/95                 $11,366                              $11,773
12/31/95                 $11,566                              $11,938
1/31/96                  $11,771                              $12,017
2/29/96                  $11,779                              $11,808
3/31/96                  $11,864                              $11,726
4/30/96                  $12,062                              $11,660
5/31/96                  $12,228                              $11,637
6/30/96                  $12,281                              $11,793
7/31/96                  $12,289                              $11,825
8/31/96                  $12,526                              $11,805
9/30/96                  $12,938                              $12,011
10/31/96                 $13,063                              $12,277
11/30/96                 $13,419                              $12,487
12/31/96                 $13,538                              $12,371
1/31/97                  $13,679                              $12,409
2/28/97                  $13,759                              $12,440
3/31/97                  $13,443                              $12,302
4/30/97                  $13,587                              $12,486
5/31/97                  $13,883                              $12,604
6/30/97                  $14,117                              $12,754
7/31/97                  $14,430                              $13,098
8/31/97                  $14,437                              $12,986
9/30/97                  $14,728                              $13,178
10/31/97                 $14,500                              $13,369
11/30/97                 $14,690                              $13,430
12/31/97                 $14,895                              $13,566
1/31/98                  $15,063                              $13,740
2/28/98                  $15,177                              $13,729
3/31/98                  $15,306                              $13,777
4/30/98                  $15,368                              $13,849
5/31/98                  $15,278                              $13,980
6/30/98                  $15,230                              $14,098
7/31/98                  $15,338                              $14,128
8/31/98                  $13,904                              $14,358
9/30/98                  $14,593                              $14,695
10/31/98                 $14,889                              $14,617
11/30/98                 $15,487                              $14,700
12/31/98                 $15,498                              $14,744
1/31/99                  $15,567                              $14,849
2/28/99                  $15,360                              $14,590
3/31/99                  $15,592                              $14,671
4/30/99                  $16,017                              $14,717
5/31/99                  $15,642                              $14,589
6/30/99                  $15,670                              $14,542
7/31/99                  $15,561                              $14,480
8/31/99                  $15,422                              $14,473
9/30/99                  $15,434                              $14,641
10/31/99                 $15,508                              $14,695
11/30/99                 $15,644                              $14,694
12/31/99                 $15,859                              $14,623
1/31/00                  $15,600                              $14,575
2/29/00                  $15,795                              $14,751
3/31/00                  $15,833                              $14,946
4/30/00                  $15,728                              $14,903
5/31/00                  $15,525                              $14,896
6/30/00                  $15,984                              $15,206
7/31/00                  $16,088                              $15,344
8/31/00                  $16,341                              $15,566
9/30/00                  $16,235                              $15,664
10/31/00                 $15,912                              $15,768
11/30/00                 $15,587                              $16,026
12/31/00                 $16,272                              $16,323
1/31/01                  $16,927                              $16,590
2/28/01                  $16,868                              $16,734
3/31/01                  $16,603                              $16,818
4/30/01                  $16,614                              $16,749
5/31/01                  $16,711                              $16,850
6/30/01                  $16,581                              $16,913
7/31/01                  $16,786                              $17,291
8/31/01                  $16,992                              $17,489
9/30/01                  $16,304                              $17,693
10/31/01                 $16,803                              $18,063
11/30/01                 $17,232                              $17,814
12/31/01                 $17,151                              $17,701
1/31/02                  $17,180                              $17,845
2/28/02                  $17,217                              $18,017
3/31/02                  $17,385                              $17,718
4/30/02                  $17,610                              $18,061
5/31/02                  $17,535                              $18,215
6/30/02                  $16,792                              $18,372
7/31/02                  $16,427                              $18,594
8/31/02                  $16,852                              $18,908
9/30/02                  $16,813                              $19,214
10/31/02                 $16,910                              $19,127
11/30/02                 $17,621                              $19,122
12/31/02                 $17,958                              $19,517
1/31/03                  $18,278                              $19,533
2/28/03                  $18,600                              $19,803
3/31/03                  $18,851                              $19,788
4/30/03                  $19,653                              $19,951
5/31/03                  $20,234                              $20,323
6/30/03                  $20,489                              $20,283
7/31/03                  $19,938                              $19,601
8/31/03                  $20,135                              $19,731
9/30/03                  $20,876                              $20,254
10/31/03                 $21,011                              $20,065
11/30/03                 $21,316                              $20,113
12/31/03                 $21,923                              $20,318
1/31/04                  $22,210                              $20,481
2/29/04                  $22,326                              $20,703
3/31/04                  $22,486                              $20,858
4/30/04                  $21,951                              $20,315

[GRAPHIC OMITTED]
CLASS B (1/1/99-4/30/04)
                                                           Lehman Brothers
               Franklin Strategic Income Fund           U.S. Aggregate Index 8
1/1/99                   $10,000                              $10,000
1/31/99                  $10,054                              $10,071
2/28/99                   $9,914                               $9,896
3/31/99                  $10,069                               $9,950
4/30/99                  $10,340                               $9,982
5/31/99                  $10,104                               $9,894
6/30/99                  $10,119                               $9,863
7/31/99                  $10,036                               $9,821
8/31/99                   $9,943                               $9,816
9/30/99                   $9,958                               $9,930
10/31/99                  $9,993                               $9,967
11/30/99                 $10,077                               $9,966
12/31/99                 $10,213                               $9,918
1/31/00                  $10,053                               $9,885
2/29/00                  $10,165                              $10,005
3/31/00                  $10,186                              $10,137
4/30/00                  $10,115                              $10,108
5/31/00                   $9,981                              $10,103
6/30/00                  $10,271                              $10,313
7/31/00                  $10,334                              $10,407
8/31/00                  $10,493                              $10,558
9/30/00                  $10,432                              $10,624
10/31/00                 $10,222                              $10,694
11/30/00                 $10,010                              $10,869
12/31/00                 $10,445                              $11,071
1/31/01                  $10,850                              $11,252
2/28/01                  $10,820                              $11,350
3/31/01                  $10,647                              $11,407
4/30/01                  $10,639                              $11,360
5/31/01                  $10,708                              $11,428
6/30/01                  $10,611                              $11,471
7/31/01                  $10,738                              $11,728
8/31/01                  $10,866                              $11,862
9/30/01                  $10,424                              $12,000
10/31/01                 $10,738                              $12,251
11/30/01                 $11,008                              $12,082
12/31/01                 $10,965                              $12,006
1/31/02                  $10,968                              $12,103
2/28/02                  $10,999                              $12,220
3/31/02                  $11,103                              $12,017
4/30/02                  $11,231                              $12,250
5/31/02                  $11,192                              $12,354
6/30/02                  $10,703                              $12,461
7/31/02                  $10,468                              $12,611
8/31/02                  $10,734                              $12,824
9/30/02                  $10,718                              $13,032
10/31/02                 $10,764                              $12,972
11/30/02                 $11,224                              $12,969
12/31/02                 $11,423                              $13,237
1/31/03                  $11,622                              $13,248
2/28/03                  $11,823                              $13,431
3/31/03                  $11,990                              $13,421
4/30/03                  $12,482                              $13,532
5/31/03                  $12,859                              $13,784
6/30/03                  $13,017                              $13,757
7/31/03                  $12,651                              $13,294
8/31/03                  $12,784                              $13,383
9/30/03                  $13,249                              $13,737
10/31/03                 $13,329                              $13,609
11/30/03                 $13,504                              $13,641
12/31/03                 $13,897                              $13,780
1/31/04                  $14,074                              $13,891
2/29/04                  $14,143                              $14,041
3/31/04                  $14,239                              $14,147
4/30/04                  $13,802                              $13,778

        Annual Report | Past performance does not guarantee future results. | 15

[GRAPHIC OMITTED]
CLASS C (5/1/98-4/30/04)
                                                          Lehman Brothers
              Franklin Strategic Income Fund          U.S. Aggregate Index 8
5/1/98                   $10,000                              $10,000
5/31/98                   $9,920                              $10,095
6/30/98                   $9,885                              $10,180
7/31/98                   $9,952                              $10,202
8/31/98                   $9,028                              $10,368
9/30/98                   $9,461                              $10,611
10/31/98                  $9,650                              $10,555
11/30/98                 $10,034                              $10,615
12/31/98                 $10,038                              $10,647
1/31/99                  $10,079                              $10,723
2/28/99                   $9,941                              $10,535
3/31/99                  $10,087                              $10,594
4/30/99                  $10,359                              $10,627
5/31/99                  $10,113                              $10,534
6/30/99                  $10,127                              $10,501
7/31/99                  $10,053                              $10,456
8/31/99                   $9,950                              $10,451
9/30/99                   $9,965                              $10,572
10/31/99                 $10,009                              $10,611
11/30/99                 $10,094                              $10,610
12/31/99                 $10,229                              $10,559
1/31/00                  $10,058                              $10,525
2/29/00                  $10,181                              $10,652
3/31/00                  $10,202                              $10,792
4/30/00                  $10,131                              $10,761
5/31/00                   $9,997                              $10,756
6/30/00                  $10,289                              $10,980
7/31/00                  $10,352                              $11,080
8/31/00                  $10,511                              $11,240
9/30/00                  $10,439                              $11,311
10/31/00                 $10,229                              $11,386
11/30/00                 $10,027                              $11,572
12/31/00                 $10,452                              $11,787
1/31/01                  $10,870                              $11,979
2/28/01                  $10,840                              $12,084
3/31/01                  $10,655                              $12,145
4/30/01                  $10,658                              $12,094
5/31/01                  $10,717                              $12,167
6/30/01                  $10,631                              $12,213
7/31/01                  $10,759                              $12,486
8/31/01                  $10,888                              $12,629
9/30/01                  $10,443                              $12,776
10/31/01                 $10,759                              $13,044
11/30/01                 $11,029                              $12,864
12/31/01                 $10,974                              $12,782
1/31/02                  $10,989                              $12,886
2/28/02                  $11,009                              $13,010
3/31/02                  $11,113                              $12,794
4/30/02                  $11,242                              $13,042
5/31/02                  $11,202                              $13,153
6/30/02                  $10,723                              $13,267
7/31/02                  $10,487                              $13,427
8/31/02                  $10,754                              $13,653
9/30/02                  $10,726                              $13,874
10/31/02                 $10,785                              $13,811
11/30/02                 $11,235                              $13,808
12/31/02                 $11,446                              $14,093
1/31/03                  $11,647                              $14,105
2/28/03                  $11,848                              $14,300
3/31/03                  $12,004                              $14,289
4/30/03                  $12,498                              $14,407
5/31/03                  $12,877                              $14,676
6/30/03                  $13,035                              $14,646
7/31/03                  $12,667                              $14,154
8/31/03                  $12,800                              $14,248
9/30/03                  $13,267                              $14,625
10/31/03                 $13,347                              $14,489
11/30/03                 $13,536                              $14,523
12/31/03                 $13,918                              $14,671
1/31/04                  $14,095                              $14,789
2/29/04                  $14,165                              $14,949
3/31/04                  $14,262                              $15,061
4/30/04                  $13,918                              $14,669


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS C                     4/30/04
---------------------------------------
  1-Year                      +10.36%
---------------------------------------
  5-Year                       +6.08%
---------------------------------------
  Since Inception (5/1/98)     +5.66%
---------------------------------------

[GRAPHIC OMITTED]
CLASS R (1/1/02-4/30/04)
                                                          Lehman Brothers
              Franklin Strategic Income Fund          U.S. Aggregate Index 8
1/1/02                   $10,000                              $10,000
1/31/02                  $10,020                              $10,081
2/28/02                  $10,028                              $10,179
3/31/02                  $10,124                              $10,009
4/30/02                  $10,254                              $10,203
5/31/02                  $10,219                              $10,290
6/30/02                   $9,784                              $10,379
7/31/02                   $9,557                              $10,504
8/31/02                   $9,803                              $10,682
9/30/02                   $9,790                              $10,855
10/31/02                  $9,833                              $10,805
11/30/02                 $10,256                              $10,802
12/31/02                 $10,451                              $11,025
1/31/03                  $10,624                              $11,035
2/28/03                  $10,809                              $11,188
3/31/03                  $10,965                              $11,179
4/30/03                  $11,418                              $11,271
5/31/03                  $11,765                              $11,481
6/30/03                  $11,912                              $11,459
7/31/03                  $11,577                              $11,073
8/31/03                  $11,700                              $11,147
9/30/03                  $12,117                              $11,442
10/31/03                 $12,205                              $11,335
11/30/03                 $12,368                              $11,362
12/31/03                 $12,719                              $11,478
1/31/04                  $12,895                              $11,570
2/29/04                  $12,960                              $11,696
3/31/04                  $13,038                              $11,783
4/30/04                  $12,667                              $11,477

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS R                     4/30/04
---------------------------------------
  1-Year                      +10.45%
---------------------------------------
  Since Inception (1/1/02)    +10.71%
---------------------------------------

16 | Past performance does not guarantee future results. | Annual Report

[GRAPHIC OMITTED]
ADVISOR CLASS (5/24/94-4/30/04) 7
                                                          Lehman Brothers
              Franklin Strategic Income Fund          U.S. Aggregate Index 8
5/24/94                  $10,000                              $10,000
5/31/94                  $10,000                              $10,000
6/30/94                   $9,910                               $9,978
7/31/94                  $10,040                              $10,176
8/31/94                  $10,190                              $10,188
9/30/94                  $10,240                              $10,038
10/31/94                 $10,257                              $10,029
11/30/94                 $10,224                              $10,007
12/31/94                 $10,174                              $10,076
1/31/95                  $10,182                              $10,276
2/28/95                  $10,464                              $10,520
3/31/95                  $10,630                              $10,585
4/30/95                  $10,894                              $10,732
5/31/95                  $11,204                              $11,148
6/30/95                  $11,255                              $11,229
7/31/95                  $11,491                              $11,204
8/31/95                  $11,521                              $11,340
9/30/95                  $11,672                              $11,450
10/31/95                 $11,769                              $11,599
11/30/95                 $11,866                              $11,773
12/31/95                 $12,075                              $11,938
1/31/96                  $12,289                              $12,017
2/29/96                  $12,297                              $11,808
3/31/96                  $12,386                              $11,726
4/30/96                  $12,593                              $11,660
5/31/96                  $12,766                              $11,637
6/30/96                  $12,821                              $11,793
7/31/96                  $12,829                              $11,825
8/31/96                  $13,077                              $11,805
9/30/96                  $13,507                              $12,011
10/31/96                 $13,637                              $12,277
11/30/96                 $14,009                              $12,487
12/31/96                 $14,133                              $12,371
1/31/97                  $14,280                              $12,409
2/28/97                  $14,364                              $12,440
3/31/97                  $14,034                              $12,302
4/30/97                  $14,184                              $12,486
5/31/97                  $14,493                              $12,604
6/30/97                  $14,737                              $12,754
7/31/97                  $15,064                              $13,098
8/31/97                  $15,071                              $12,986
9/30/97                  $15,375                              $13,178
10/31/97                 $15,137                              $13,369
11/30/97                 $15,335                              $13,430
12/31/97                 $15,550                              $13,566
1/31/98                  $15,724                              $13,740
2/28/98                  $15,844                              $13,729
3/31/98                  $15,979                              $13,777
4/30/98                  $16,043                              $13,849
5/31/98                  $15,949                              $13,980
6/30/98                  $15,899                              $14,098
7/31/98                  $16,012                              $14,128
8/31/98                  $14,516                              $14,358
9/30/98                  $15,234                              $14,695
10/31/98                 $15,543                              $14,617
11/30/98                 $16,168                              $14,700
12/31/98                 $16,180                              $14,744
1/31/99                  $16,251                              $14,849
2/28/99                  $16,034                              $14,590
3/31/99                  $16,277                              $14,671
4/30/99                  $16,721                              $14,717
5/31/99                  $16,329                              $14,589
6/30/99                  $16,358                              $14,542
7/31/99                  $16,245                              $14,480
8/31/99                  $16,100                              $14,473
9/30/99                  $16,131                              $14,641
10/31/99                 $16,197                              $14,695
11/30/99                 $16,342                              $14,694
12/31/99                 $16,570                              $14,623
1/31/00                  $16,318                              $14,575
2/29/00                  $16,509                              $14,751
3/31/00                  $16,553                              $14,946
4/30/00                  $16,446                              $14,903
5/31/00                  $16,237                              $14,896
6/30/00                  $16,721                              $15,206
7/31/00                  $16,833                              $15,344
8/31/00                  $17,101                              $15,566
9/30/00                  $17,011                              $15,664
10/31/00                 $16,677                              $15,768
11/30/00                 $16,340                              $16,026
12/31/00                 $17,061                              $16,323
1/31/01                  $17,733                              $16,590
2/28/01                  $17,693                              $16,734
3/31/01                  $17,418                              $16,818
4/30/01                  $17,416                              $16,749
5/31/01                  $17,521                              $16,850
6/30/01                  $17,388                              $16,913
7/31/01                  $17,607                              $17,291
8/31/01                  $17,827                              $17,489
9/30/01                  $17,108                              $17,693
10/31/01                 $17,636                              $18,063
11/30/01                 $18,089                              $17,814
12/31/01                 $18,028                              $17,701
1/31/02                  $18,043                              $17,845
2/28/02                  $18,085                              $18,017
3/31/02                  $18,285                              $17,718
4/30/02                  $18,507                              $18,061
5/31/02                  $18,431                              $18,215
6/30/02                  $17,654                              $18,372
7/31/02                  $17,275                              $18,594
8/31/02                  $17,724                              $18,908
9/30/02                  $17,707                              $19,214
10/31/02                 $17,793                              $19,127
11/30/02                 $18,545                              $19,122
12/31/02                 $18,903                              $19,517
1/31/03                  $19,245                              $19,533
2/28/03                  $19,587                              $19,803
3/31/03                  $19,855                              $19,788
4/30/03                  $20,704                              $19,951
5/31/03                  $21,342                              $20,323
6/30/03                  $21,594                              $20,283
7/31/03                  $21,018                              $19,601
8/31/03                  $21,229                              $19,731
9/30/03                  $22,015                              $20,254
10/31/03                 $22,162                              $20,065
11/30/03                 $22,489                              $20,113
12/31/03                 $23,133                              $20,318
1/31/04                  $23,441                              $20,481
2/29/04                  $23,591                              $20,703
3/31/04                  $23,742                              $20,858
4/30/04                  $23,183                              $20,315


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  ADVISOR CLASS 7             4/30/04
---------------------------------------
  1-Year                      +11.97%
---------------------------------------
  5-Year                       +6.75%
---------------------------------------
  Since Inception (5/24/94)    +8.83%
---------------------------------------

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER-RATED SECURITIES INCLUDE A HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE RISKS OF FOREIGN SECURITIES, ESPECIALLY IN EMERGING MARKETS, INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE RISKS OF INVESTING IN A NON-DIVERSIFIED FUND INCLUDE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. 4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/04.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/04.

7. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.84% and +8.17%.

8. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

        Annual Report | Past performance does not guarantee future results. | 17

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                                                    ----------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
CLASS A                                                                  2004        2003        2002        2001        2000
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................      $ 9.65       $9.36       $9.58       $9.84      $10.84
                                                                    ----------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................         .56         .65         .75 d       .80         .82
 Net realized and unrealized gains (losses) .....................         .54         .35        (.20) d     (.28)      (1.02)
                                                                    ----------------------------------------------------------
Total from investment operations ................................        1.10        1.00         .55         .52        (.20)
                                                                    ----------------------------------------------------------
Less distributions from net investment income ...................        (.66)       (.71)       (.77)       (.78)       (.80)
                                                                    ----------------------------------------------------------
Net asset value, end of year ....................................      $10.09       $9.65       $9.36       $9.58      $ 9.84
                                                                    ==========================================================

Total return b ..................................................      11.69%      11.60%       6.00%       5.63%     (1.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................    $446,282    $336,607    $261,446    $245,974    $254,419
Ratios to average net assets:
 Expenses .......................................................        .92%        .88%        .84%        .75%        .75%
 Expenses excluding waiver by affiliate .........................        .92%        .96%        .95%        .99%        .99%
 Net investment income ..........................................       5.53%       7.30%       8.03% d     8.18%       8.10%
Portfolio turnover rate .........................................      66.57%      67.65%      50.64%      38.70%      43.71%
Portfolio turnover rate excluding mortgage dollar rolls c .......      52.35%      53.25%      49.88%      36.37%      43.71%

aBased on average daily shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cSee Note 1(e) regarding mortgage dollar rolls.

dEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share .....................................  $(.01)
 Net realized and unrealized losses per share ........................   (.01)
 Ratio of net investment income to average net assets ................   (.13)%

 Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.

18 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                    ----------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
CLASS B                                                                  2004        2003        2002        2001        2000
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $ 9.67       $9.38       $9.61       $9.86      $10.86
                                                                    ----------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................         .52         .61         .72 d       .76         .79
 Net realized and unrealized gains (losses) .....................         .55         .35        (.21) d     (.27)      (1.03)
                                                                    ----------------------------------------------------------
Total from investment operations ................................        1.07         .96         .51         .49        (.24)
                                                                    ----------------------------------------------------------
Less distributions from net investment income ...................        (.62)       (.67)       (.74)       (.74)       (.76)
                                                                    ----------------------------------------------------------
Net asset value, end of year ....................................      $10.12       $9.67       $9.38       $9.61      $ 9.86
                                                                    ==========================================================

Total return b ..................................................      11.33%      11.14%       5.57%       5.18%     (2.18)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................     $91,974     $61,254     $40,821     $24,631     $13,641
Ratios to average net assets:
 Expenses .......................................................       1.32%       1.28%       1.24%       1.15%       1.15%
 Expenses excluding waiver by affiliate .........................       1.32%       1.36%       1.35%       1.39%       1.39%
 Net investment income ..........................................       5.13%       6.90%       7.65% d     7.80%       7.78%
Portfolio turnover rate .........................................      66.57%      67.65%      50.64%      38.70%      43.71%
Portfolio turnover rate excluding mortgage dollar rolls c .......      52.35%      53.25%      49.88%      36.37%      43.71%

aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cSee Note 1(e) regarding mortgage dollar rolls.
dEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share .....................................  $(.01)
 Net realized and unrealized losses per share ........................   (.01)
 Ratio of net investment income to average net assets ................   (.12)%

 Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.

                                                              Annual Report | 19


Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                    ----------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
CLASS C                                                                  2004        2003        2002        2001        2000
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $ 9.64       $9.36       $9.58       $9.84      $10.84
                                                                    ----------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................         .52         .61         .72 d       .76         .78
 Net realized and unrealized gains (losses) .....................         .55         .34        (.20) d     (.28)      (1.02)
                                                                    ----------------------------------------------------------
Total from investment operations ................................       1.07         .95         .52         .48        (.24)
                                                                    ----------------------------------------------------------
Less distributions from net investment income ...................        (.62)       (.67)       (.74)       (.74)       (.76)
                                                                    ----------------------------------------------------------
Net asset value, end of year ....................................      $10.09       $9.64       $9.36       $9.58      $ 9.84
                                                                    ==========================================================

Total return b ..................................................      11.36%      11.18%       5.47%       5.21%     (2.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................    $151,823     $86,153     $58,851     $46,732     $39,713
Ratios to average net assets:
 Expenses .......................................................       1.32%       1.28%       1.24%       1.15%       1.15%
 Expenses excluding waiver by affiliate .........................       1.32%       1.36%       1.35%       1.39%       1.39%
 Net investment income ..........................................       5.13%       6.90%       7.64% d     7.79%       7.72%
Portfolio turnover rate .........................................      66.57%      67.65%      50.64%      38.70%      43.71%
Portfolio turnover rate excluding mortgage dollar rolls c .......      52.35%      53.25%      49.88%      36.37%      43.71%

aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cSee Note 1(e) regarding mortgage dollar rolls.

dEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share .....................................  $(.01)
 Net realized and unrealized losses per share ........................   (.01)
 Ratio of net investment income to average net assets ................   (.13)%

 Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.

20 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                                             ---------------------------------
                                                                                                    YEAR ENDED APRIL 30,
CLASS R                                                                                        2004        2003        2002 D
                                                                                             ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................................    $ 9.63       $9.34       $9.39
                                                                                             ---------------------------------
Income from investment operations:
 Net investment income a ..................................................................       .53         .63         .28
 Net realized and unrealized gains (losses) ...............................................       .55         .35        (.09)
                                                                                             ---------------------------------
Total from investment operations ..........................................................      1.08         .98         .19
                                                                                             ---------------------------------
Less distributions from net investment income .............................................      (.64)       (.69)       (.24)
                                                                                             ---------------------------------
Net asset value, end of year ..............................................................    $10.07       $9.63       $9.34
                                                                                             =================================

Total return b ............................................................................    11.45%      11.35%       2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................................    $7,324      $1,558      $1,239
Ratios to average net assets:
 Expenses .................................................................................     1.17%       1.13%       1.09% e
 Expenses excluding waiver by affiliate ...................................................     1.17%       1.21%       1.20% e
 Net investment income ....................................................................     5.28%       7.05%       9.18% e
Portfolio turnover rate ...................................................................    66.57%      67.65%      50.64%
Portfolio turnover rate excluding mortgage dollar rolls c .................................    52.35%      53.25%      49.88%

aBased on average daily shares outstanding.

bTotal return is not annualized for periods less than one year.

cSee Note 1(e) regarding mortgage dollar rolls.

dFor the period January 1, 2002 (effective date) to April 30, 2002.

eAnnualized.

                                                              Annual Report | 21

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                    ----------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                                            2004        2003        2002        2001       2000 E
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................      $ 9.65       $9.36       $9.59       $9.84      $10.11
                                                                    ----------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................         .58         .69         .78 d       .82         .61
 Net realized and unrealized gains (losses) .....................         .54         .33        (.21) d     (.26)       (.33)
                                                                    ----------------------------------------------------------
Total from investment operations ................................        1.12        1.02         .57         .56         .28
                                                                    ----------------------------------------------------------
Less distributions from net investment income ...................        (.68)       (.73)       (.80)       (.81)       (.55)
                                                                   ----------------------------------------------------------
Net asset value, end of year ....................................      $10.09       $9.65       $9.36       $9.59      $ 9.84
                                                                    ==========================================================

Total return b ..................................................      11.97%      11.87%       6.27%       5.89%     (1.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................     $39,784     $34,224     $31,493     $25,390     $21,809
Ratios to average net assets:
 Expenses .......................................................        .67%        .63%        .59%        .50%        .50% f
 Expenses excluding waiver by affiliate .........................        .67%        .71%        .70%        .74%        .74% f
 Net investment income ..........................................       5.78%       7.55%       8.29% d     8.45%       8.53% f
Portfolio turnover rate .........................................      66.57%      67.65%      50.64%      38.70%      43.71%
Portfolio turnover rate excluding mortgage dollar rolls c .......      52.35%      53.25%      49.88%      36.37%      43.71%

aBased on average daily shares outstanding.

bTotal return is not annualized for periods less than one year.

cSee Note 1(e) regarding mortgage dollar rolls.

dEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share .....................................  $(.01)
 Net realized and unrealized losses per share ........................   (.01)
 Ratio of net investment income to average net assets ................   (.13)%

 Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.
eFor the period August 12, 1999 (effective date) to April 30, 2000.
fAnnualized.

22 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY          SHARES/WARRANTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS .1%
a Cambridge Industries Liquidating Trust Interest ...............    United States            516,372         $      2,582
a ICG Communications Inc. .......................................    United States              7,404               37,538
a ICG Communications Inc., wts., 6/05/07 ........................    United States              1,227                  675
a Metrocall Holdings Inc. .......................................    United States              9,005              621,345
a Republic of Venezeula, Oil Value Recovery,
   wts. 4/15/20 ................................................      Venezuela                3,035                   --
a VS Holdings ...................................................    United States             64,666                4,041
a XO Communications Inc. ........................................    United States              2,971               15,063
a XO Communications Inc., wts., A, 1/16/10 ......................    United States              5,942               11,291
a XO Communications Inc., wts., B, 1/16/10 ......................    United States              4,455                6,237
a XO Communications Inc., wts., C, 1/16/10 ......................    United States              4,455                4,410
                                                                                                              -------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $3,287,875) ............                                                  703,182
                                                                                                              -------------
  PREFERRED STOCKS .7%
  Fresenius Medical Care, Capital Trust II, 7.875%,
    2/01/08 .....................................................       Germany             4,500,000            4,899,375
  Metrocall Holdings Inc., 15.00%, pfd., A, 12/31/06 ............    United States                169                1,937
                                                                                                              -------------
  TOTAL PREFERRED STOCKS (COST $4,384,052) ......................                                                4,901,312
                                                                                                              -------------
  CONVERTIBLE PREFERRED STOCKS 1.2%
  CONSUMER DURABLES .3%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .............    United States             40,000            2,257,200
                                                                                                              -------------
  ELECTRONIC TECHNOLOGY .4%
  Northrop Grumman, 7.00%, cvt. pfd., B .........................    United States             20,000            2,545,000
                                                                                                              -------------
  INDUSTRIAL SERVICES .2%
  Allied Waste Industries Inc., 6.25%, cvt. pfd. ................    United States             21,000            1,459,500
                                                                                                              -------------
  UTILITIES .3%
  FPL Group Inc., 8.50%, cvt. pfd. ..............................    United States             45,000            2,512,800
                                                                                                              -------------
  TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $7,803,252) ...........................................                                                8,774,500
                                                                                                              -------------

                                                                                      --------------------
                                                                                       PRINCIPAL AMOUNT E
                                                                                      --------------------
  BONDS 46.2%
  COMMERCIAL SERVICES 1.0%
  JohnsonDiversey Inc., senior disc. note, zero cpn. to 5/17/07,
    10.67% thereafter, 5/15/13 ..................................    United States    $     1,800,000            1,377,000
  JohnsonDiversey Inc., senior sub. note, B, 9.625%,
    5/15/12 .....................................................    United States          2,500,000            2,750,000
  Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...........    United States          3,000,000            3,240,000
                                                                                                              -------------
                                                                                                                 7,367,000
                                                                                                              -------------
  COMMUNICATIONS 6.3%
  AT&T Wireless Services Inc., senior note,
    8.125%, 5/01/12 .............................................    United States          2,500,000            2,920,357
  Centennial Communications Corp., senior note, 144A, 8.125%,
    2/01/14 .....................................................    United States          4,000,000            3,720,000
  Dobson Communications Corp., senior note,
    8.875%, 10/01/13 ............................................    United States          3,000,000            2,362,500
  Inmarsat Finance PLC, senior note, 144A, 7.625%,
    6/30/12 .....................................................   United Kingdom          3,500,000            3,587,500
  Intelsat Ltd., senior note, 6.50%, 11/01/13 ...................       Bermuda             3,500,000            3,215,306
  MCI Inc., senior note, 5.908%, 5/01/07 ........................    United States          1,386,000            1,372,140
  MCI Inc., senior note, 6.688%, 5/01/09 ........................    United States          1,386,000            1,316,700

                                                              Annual Report | 23

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  COMMUNICATIONS (CONT.)
  MCI Inc., senior note, 7.735%, 5/01/14 ........................    United States    $     1,188,000         $  1,106,325
  Millicom International Cellular SA, senior note, 144A, 10.00%,
    12/01/13 ....................................................     Luxembourg            3,000,000            3,157,500
  Nextel Communications Inc., senior note, 7.375%,
    8/01/15 .....................................................    United States          4,500,000            4,696,875
  Nextel Partners Inc., senior note, 11.00%, 3/15/10 ............    United States          1,500,000            1,702,500
  NTL Cable PLC, senior note, 144A, 8.75%, 4/15/14 ..............   United Kingdom          2,000,000            2,075,000
  Qwest Communications Inc., senior note, 144A, 7.50%,
    2/15/14 .....................................................    United States          2,700,000            2,490,750
  Qwest Corp., 6.875%, 9/15/33 ..................................    United States          1,800,000            1,512,000
  Time Warner Telecom Inc., senior note, 10.125%,
    2/01/11 .....................................................    United States          3,000,000            2,520,000
  Time Warner Telecom Inc., senior note, 144A, 9.25%,
    2/15/14 .....................................................    United States          1,000,000              935,000
  Triton PCS Inc., senior note, 8.50%, 6/01/13 ..................    United States          3,000,000            3,135,000
  Verizon New York Inc., A, senior deb., 6.875%,
    4/01/12 .....................................................    United States          4,500,000            4,929,503
                                                                                                              -------------
                                                                                                                46,754,956
                                                                                                              -------------
  CONSUMER DURABLES 2.3%
  D.R. Horton Inc., senior note, 8.50%, 4/15/12 .................    United States          4,500,000            5,073,750
  Ford Motor Credit Co., senior sub. note, 7.25%,
    10/25/11 ....................................................    United States          2,000,000            2,125,288
  General Motors, senior deb., 8.25%, 7/15/23 ...................    United States          2,700,000            2,896,633
  General Motors, senior deb., 8.375%, 7/15/33 ..................    United States          1,800,000            1,952,310
  Simmons Co., senior sub. note, 144A, 7.875%,
    1/15/14 .....................................................    United States          3,000,000            2,985,000
  True Temper Sports Inc., senior sub. note, 144A,
    8.375%, 9/15/11 .............................................    United States          2,000,000            2,060,000
                                                                                                              -------------
                                                                                                                17,092,981
                                                                                                              -------------
  CONSUMER NON-DURABLES .8%
  Smithfield Foods Inc., senior note, 7.75%,
    5/15/13 .....................................................    United States          3,000,000            3,255,000
  Tyson Foods Inc., senior note, 8.25%, 10/01/11 ................    United States          2,000,000            2,330,538
                                                                                                              -------------
                                                                                                                 5,585,538
                                                                                                              -------------
  CONSUMER SERVICES 10.0%
  Advanstar Communications, senior secured note, 144A, 10.75%,
    8/15/10 .....................................................    United States          3,500,000            3,841,250
  Boyd Gaming Corp., senior sub. note, 144A, 6.75%,
    4/15/14 .....................................................    United States          4,000,000            3,960,000
  Cablevision Systems Corp., senior note, 144A, 8.00%,
    4/15/12 .....................................................    United States          1,000,000            1,007,500
  CanWest Media Inc., senior note, B, 7.625%, 4/15/13 ...........       Canada                500,000              535,000
  CanWest Media Inc., senior sub. note, 10.625%,
    5/15/11 .....................................................       Canada              2,500,000            2,843,750
  Cendant Corp., senior note, 7.375%, 4/15/13 ...................    United States          3,000,000            3,398,685
c Century Communications Corp., senior disc. note, B, zero cpn.,
    1/15/08 .....................................................    United States          4,000,000            2,700,000
  Charter Communications Holdings II, senior note, 144A, 10.25%,
    9/15/10 .....................................................    United States          3,500,000            3,622,500
  Charter Communications Holdings LLC, senior disc. note,
  zero cpn. to
    4/01/04, 9.92% thereafter, 4/01/11 ..........................    United States          1,000,000              840,000
  CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ...............    United States          3,500,000            3,552,500
  Dex Media East LLC, senior sub. note, 12.125%,
    11/15/12 ....................................................    United States          2,000,000            2,330,000
  Dex Media West LLC, senior sub. note, 144A,
    9.875%, 8/15/13 .............................................    United States          1,500,000            1,650,000
  DirecTV Holdings/Finance, senior note, 8.375%,
    3/15/13 .....................................................    United States          3,000,000            3,367,500
  EchoStar DBS Corp., senior note, 10.375%,
    10/01/07 ....................................................    United States          2,000,000            2,172,500
  EchoStar DBS Corp., senior note, 144A, 6.375%,
    10/01/11 ....................................................    United States          2,600,000            2,642,250
b Emmis Operating Co., senior sub. note, 144A, 6.875%,
    5/15/12 .....................................................    United States          3,500,000            3,500,000

24 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  CONSUMER SERVICES (CONT.)
  Gaylord Entertainment Co., senior note, 144A,
    8.00%, 11/15/13 .............................................    United States    $     2,700,000         $  2,821,500
  Lin Television Corp., 6.50%, 5/15/13 ..........................    United States          2,000,000            1,980,000
  Lin Television Corp., senior note, 8.00%, 1/15/08 .............    United States          2,000,000            2,145,000
  Park Place Entertainment Corp., senior sub. note,
    9.375%, 02/15/07 ............................................    United States          4,500,000            4,983,750
  Pinnacle Entertainment, senior sub. note, 8.75%,
    10/01/13 ....................................................    United States          2,000,000            2,030,000
  Pinnacle Entertainment, senior sub. note, B, 9.25%,
    2/15/07 .....................................................    United States            171,000              176,130
  Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
  13.75% thereafter, 7/15/11 ....................................       Canada              3,000,000            2,775,000
  Royal Caribbean Cruises Ltd., senior deb., 7.25%,
    3/15/18 .....................................................    United States          4,500,000            4,511,250
  Six Flags Inc., senior note, 8.875%, 2/01/10 ..................    United States          2,500,000            2,556,250
  Station Casinos, senior note, 144A, 6.00%, 4/01/12 ............    United States            700,000              698,250
  Station Casinos, senior sub. note, 144A, 6.50%,
    2/01/14 .....................................................    United States            500,000              495,000
  Station Casinos Inc., senior sub. note, 144A,
    6.875%, 3/01/16 .............................................    United States          2,300,000            2,300,000
  Time Warner Inc., senior note, 6.75%, 4/15/11 .................    United States          4,000,000            4,358,344
                                                                                                              -------------
                                                                                                                73,793,909
                                                                                                              -------------
  ELECTRONIC TECHNOLOGY 1.6%
  Flextronics International Ltd., senior sub. note,
    6.50%, 5/15/13 ..............................................      Singapore            4,500,000            4,578,750
  SCG Holding Corp., zero cpn., 144A, 8/04/11 ...................    United States          1,900,000            2,669,500
  Xerox Corp., senior note, 7.125%, 6/15/10 .....................    United States          4,500,000            4,590,000
                                                                                                              -------------
                                                                                                                11,838,250
                                                                                                              -------------
  ENERGY MINERALS 1.0%
  Peabody Energy Corp., senior note, B, 6.875%,
    3/15/13 .....................................................    United States          4,000,000            4,180,000
  Westport Resources Corp., senior sub. note, 8.25%,
    11/01/11 ....................................................    United States          3,000,000            3,382,500
                                                                                                              -------------
                                                                                                                 7,562,500
                                                                                                              -------------
  FINANCE 2.2%
  Boston Properties Inc., senior note, 5.00%, 6/01/15 ...........    United States          4,000,000            3,768,536
  Citigroup Inc., sub. note, 5.625%, 8/27/12 ....................    United States          1,500,000            1,566,722
  Forest City Enterprises Inc., senior note, 7.625%,
    6/01/15 .....................................................    United States          3,000,000            3,165,000
  Host Marriott LP, senior note, 9.25%, 10/01/07 ................    United States          3,500,000            3,937,500
  JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ..............    United States          3,500,000            3,630,242
                                                                                                              -------------
                                                                                                                16,068,000
                                                                                                              -------------
  HEALTH SERVICES 1.2%
  Healthsouth Corp., senior note, 8.50%, 2/01/08 ................    United States          2,000,000            2,040,000
  Tenet Healthcare Corp., senior note, 6.375%,
    12/01/11 ....................................................    United States          4,500,000            3,948,750
  United Surgical Partners, senior sub. note,
    10.00%, 12/15/11 ............................................    United States          2,500,000            2,850,000
                                                                                                              -------------
                                                                                                                 8,838,750
                                                                                                              -------------
  HEALTH TECHNOLOGY .8%
  Alliance Imaging Inc., senior sub. note, 10.375%,
    4/15/11 .....................................................    United States          3,000,000            3,015,000
  Wyeth, 6.45%, 2/01/24 .........................................    United States          3,000,000            3,004,245
                                                                                                              -------------
                                                                                                                 6,019,245
                                                                                                              -------------
  INDUSTRIAL SERVICES 2.1%
  Allied Waste North America Inc., senior secured note, 144A,
   6.50%, 11/15/10 ..............................................    United States          3,500,000            3,517,500
  Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ............    United States          2,500,000            2,793,750

                                                              Annual Report | 25

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  INDUSTRIAL SERVICES (CONT.)
  Hanover Equipment Trust 01, senior secured note, B,
    8.75%, 9/01/11 ..............................................    United States    $     4,000,000         $  4,320,000
  URS Corp., senior note, 11.50%, 9/15/09 .......................    United States          3,900,000            4,504,500
                                                                                                              -------------
                                                                                                                15,135,750
                                                                                                              -------------
  NON-ENERGY MINERALS 1.6%
  Century Aluminum Co., first mortgage, senior secured note,
   11.75%, 4/15/08 ................................................. United States          3,500,000            3,928,750
  Glencore Funding LLC, 144A, 6.00%, 4/15/14 ....................... United States          4,000,000            3,787,044
  Ispat Inland ULC, senior secured note, 144A, 9.75%,
    4/01/14 ........................................................ United States          3,900,000            3,997,500
                                                                                                              -------------
                                                                                                                11,713,294
                                                                                                              -------------
  PROCESS INDUSTRIES 4.8%
  Buckeye Technologies Inc., senior note, 8.50%,
    10/01/13 ....................................................... United States          2,500,000            2,675,000
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ...........    United States          4,000,000            4,670,000
  Graham Packaging Co., senior sub. note, B, 8.75%,
    1/15/08 .....................................................    United States          2,600,000            2,632,500
  Graham Packaging Co., senior disc. note, B, 10.75%,
    1/15/09 .....................................................    United States          1,000,000            1,035,000
  Huntsman ICI Holdings LLC, senior disc. note,
    zero cpn., 12/31/09 .........................................    United States          6,500,000            3,298,750
  IMC Global Inc., senior note, 10.875%, 8/01/13 ................    United States          3,500,000            4,313,750
  Lyondell Chemical Co., senior secured note, 10.50%,
    6/01/13 .....................................................    United States          2,000,000            2,200,000
  Lyondell Chemical Co., senior secured note, B,
    9.875%, 5/01/07 .............................................    United States          2,500,000            2,637,500
  Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13 ...........    United States          4,500,000            4,770,000
  Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ..............    United States          4,500,000            4,185,000
  Stone Container Corp., senior note, 8.375%, 7/01/12 ...........    United States          3,000,000            3,240,000
                                                                                                              -------------
                                                                                                                35,657,500
                                                                                                              -------------
  PRODUCER MANUFACTURING 3.6%
  Case New Holland Inc., senior note, 144A, 9.25%,
    8/01/11 .....................................................    United States          4,500,000            5,040,000
  Cummins Inc., senior note, 9.50%, 12/01/10 ....................    United States          3,000,000            3,495,000
  Hutchison Whampoa International Ltd., senior note, 144A, 6.25%,
    1/24/14 .....................................................      Hong Kong            4,500,000            4,425,066
  Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ..............   United Kingdom          3,000,000            3,180,000
  Le Grand SA, senior note, 10.50%, 2/15/13 .....................       France              3,000,000            3,510,000
  Motors & Gears, senior note, 10.75%, 11/15/06 .................    United States          2,000,000            1,780,000
  TRW Automotive Inc., senior note, 9.375%, 2/15/13 .............    United States          3,228,000            3,712,200
  TRW Automotive Inc., senior sub. note, 11.00%,
    2/15/13 .....................................................    United States            813,000              971,535
                                                                                                              -------------
                                                                                                                26,113,801
                                                                                                              -------------
  RETAIL TRADE .8%
  Delhaize America Inc., 8.125%, 4/15/11 ........................    United States          3,000,000            3,360,867
  Rite Aid Corp., 7.70%, 2/15/27 ................................    United States          3,000,000            2,805,000
                                                                                                              -------------
                                                                                                                 6,165,867
                                                                                                              -------------
  TRANSPORTATION 1.5%
  CP Ships Ltd., senior note, 10.375%, 7/15/12 ..................       Canada              3,500,000            4,077,500
  Laidlaw International Inc., senior note, 144A, 10.75%,
    6/15/11 .....................................................    United States          3,000,000            3,382,500
  Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 .............      Argentina              700,000              518,000
  United Air Lines Inc., Series 00-1, 7.73%, 7/01/10 ............    United States          3,500,000            3,123,750
                                                                                                              -------------
                                                                                                                11,101,750
                                                                                                              -------------

26 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  UTILITIES 4.6%
  AES Corp., senior secured note, 144A, 9.00%,
    5/15/15 .....................................................    United States    $     3,500,000         $  3,832,500
  Allegheny Energy Supply Co. LLC, 144A, 8.25%,
    4/15/12 .....................................................    United States          3,500,000            3,526,250
  Calpine Corp., senior secured note, 144A, 8.75%,
    7/15/13 .....................................................    United States          4,500,000            4,005,000
  Centerpoint Energy Inc., senior note, 6.85%,
    6/01/15 .....................................................    United States          3,000,000            3,051,933
  Dynegy Holdings Inc., senior note, 8.75%,
    2/15/12 .....................................................    United States          4,000,000            3,770,000
  Midwest Generation LLC, senior secured note, 144A, 8.75%,
    5/01/34 .....................................................    United States          3,500,000            3,500,000
  Pacific Gas & Electric Co., first mortgage,
    4.20%, 3/01/11 ..............................................    United States          4,500,000            4,323,974
  Utilicorp United Inc., senior note, 9.95%,
    2/01/11 .....................................................    United States          3,500,000            3,727,500
  Williams Cos. Inc., senior note, 8.625%, 6/01/10 ..............    United States          3,500,000            3,867,500
                                                                                                              -------------
                                                                                                                33,604,657
                                                                                                              -------------
  TOTAL BONDS (COST $323,166,842) ...............................                                              340,413,748
                                                                                                              -------------
  CONVERTIBLE BONDS .6%
  CONSUMER SERVICES .3%
  Liberty Media Corp. into Motorola, senior deb.,
    cvt., 3.50%, 1/15/31 ........................................    United States          3,000,000            2,752,500
                                                                                                              -------------
  ELECTRONIC TECHNOLOGY .3%
  Fairchild Semiconductor Corp., cvt., 5.00%,
    11/01/08 ....................................................    United States          2,000,000            2,062,500
                                                                                                              -------------
  TOTAL CONVERTIBLE BONDS (COST $4,461,758) .....................                                                4,815,000
                                                                                                              -------------
  ASSET-BACKED SECURITIES 1.7%
  Chase Funding Mortgage 4.499%, Loan Asset-Backed Certificates,
    CFAB, 2003-6, 1A4, 8/25/30 ..................................    United States          3,500,000            3,477,014
  Citifinancial Mortgage Securities Inc., 2003-1, AF3, 4.001%,
    1/25/33 .....................................................    United States          1,000,000            1,017,086
  Delta Home Equity, 1998-2, A6F, 6.37%, 7/15/28 ................    United States            554,253              576,326
  Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%,
    12/25/24 ....................................................    United States            635,058              639,878
  Merrill Lynch Mortgage Investors, Inc., 1995-C3, A3, 7.028%,
    12/26/25 ....................................................    United States             38,555               39,157
  Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
    4/15/11 .....................................................    United States          1,584,000            1,568,160
  Residential Asset Mortgage Products Inc., 2004-RS3, AI3, 4.237%,
    6/25/31 .....................................................    United States          4,000,000            3,850,140
  Residential Asset Securities Corp., 1999-KS1, AI8,
    6.32%, 4/25/30 ..............................................    United States            482,833              501,204
  Residential Asset Securities Corp., 2004-KS1, AI4,
    4.213%, 4/25/32 .............................................    United States            750,000              733,225
                                                                                                              -------------
  TOTAL ASSET-BACKED SECURITIES (COST $12,451,320) ..............                                               12,402,190
                                                                                                              -------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 14.2%
  U.S. GOVERNMENT AGENCIES/MORTGAGES 10.3%
  FHLMC, 7.00%, 1/01/09 .........................................    United States              1,979                2,114
  FHLMC, 6.50%, 4/01/11 .........................................    United States              3,115                3,306
  FHLMC, 7.00%, 9/01/11 .........................................    United States              3,823                4,074
  FHLMC, 5.50%, 7/01/17 .........................................    United States            460,674              473,176
  FHLMC, 5.50%, 10/01/17 ........................................    United States            673,481              691,758
  FHLMC, 5.00%, 12/01/17 ........................................    United States          1,011,515            1,020,463
  FHLMC, 4.50%, 10/01/18 ........................................    United States            960,678              948,022

                                                              Annual Report | 25

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
  FHLMC, 4.50%, 2/01/19 .........................................    United States    $     2,766,573         $  2,728,162
  FHLMC, 7.00%, 9/01/21 .........................................    United States            256,816              271,848
  FHLMC, 6.50%, 10/01/21 ........................................    United States            344,325              360,216
  FHLMC, 7.50%, 4/01/24 .........................................    United States              1,804                1,950
  FHLMC, 9.00%, 12/01/24 ........................................    United States              1,230                1,376
  FHLMC, 7.00%, 11/01/25 ........................................    United States              2,210                2,341
  FHLMC, 8.00%, 11/01/25 ........................................    United States              3,524                3,841
  FHLMC, 6.50%, 12/01/25 ........................................    United States              4,036                4,217
  FHLMC, 7.50%, 1/01/26 .........................................    United States              2,195                2,369
  FHLMC, 8.00%, 1/01/26 .........................................    United States                882                  961
  FHLMC, 6.50%, 3/01/26 .........................................    United States              8,284                8,651
  FHLMC, 7.00%, 9/01/26 .........................................    United States              1,924                2,038
  FHLMC, 7.50%, 1/01/27 .........................................    United States                543                  585
  FHLMC, 6.50%, 11/01/27 ........................................    United States            530,232              554,501
  FHLMC, 7.00%, 4/01/28 .........................................    United States             60,991               64,538
  FHLMC, 7.00%, 5/01/28 .........................................    United States             21,157               22,376
  FHLMC, 6.50%, 6/01/29 .........................................    United States             76,380               79,611
  FHLMC, 7.50%, 1/01/31 .........................................    United States            162,955              175,095
  FHLMC, 6.50%, 5/01/31 .........................................    United States            299,300              311,791
  FHLMC, 7.00%, 1/01/32 .........................................    United States            130,301              137,640
  FHLMC, 7.00%, 8/01/32 .........................................    United States            430,403              454,664
  FHLMC, 6.00%, 1/01/33 .........................................    United States          5,596,061            5,729,388
  FHLMC, 5.50%, 6/01/33 .........................................    United States            922,247              921,932
  FHLMC, 5.00%, 3/01/34 .........................................    United States          8,053,509            7,816,308
  FNMA, 7.50%, 10/01/07 .........................................    United States              5,031                5,354
  FNMA, 6.50%, 2/01/09 ..........................................    United States              4,639                4,931
  FNMA, 6.50%, 4/01/11 ..........................................    United States              2,399                2,548
  FNMA, 6.00%, 4/01/13 ..........................................    United States            179,427              187,720
  FNMA, 6.50%, 6/01/13 ..........................................    United States             85,731               90,919
  FNMA, 5.50%, 3/01/14 ..........................................    United States            343,591              354,325
  FNMA, 5.50%, 6/01/14 ..........................................    United States            474,811              489,645
  FNMA, 7.50%, 10/01/14 .........................................    United States             66,319               71,100
  FNMA, 6.00%, 7/01/16 ..........................................    United States            208,734              217,907
  FNMA, 6.00%, 10/01/16 .........................................    United States            499,907              521,877
  FNMA, 5.00%, 1/01/18 ..........................................    United States          1,426,364            1,437,593
  FNMA, 5.00%, 4/01/18 ..........................................    United States            860,233              867,005
  FNMA, 5.00%, 6/01/18 ..........................................    United States          1,623,788            1,635,734
  FNMA, 6.50%, 1/01/24 ..........................................    United States              7,907                8,265
  FNMA, 7.00%, 5/01/24 ..........................................    United States              1,303                1,383
  FNMA, 8.00%, 1/01/25 ..........................................    United States              1,679                1,833
  FNMA, 9.00%, 5/01/25 ..........................................    United States              1,762                1,967
  FNMA, 8.50%, 7/01/25 ..........................................    United States              3,179                3,476
  FNMA, 8.00%, 12/01/25 .........................................    United States             59,594               64,967
  FNMA, 7.00%, 1/01/26 ..........................................    United States              2,866                3,039
  FNMA, 7.00%, 3/01/26 ..........................................    United States              5,710                6,054
  FNMA, 8.00%, 5/01/26 ..........................................    United States              1,415                1,540
  FNMA, 8.00%, 6/01/26 ..........................................    United States                880                  959

28 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
  FNMA, 7.50%, 10/01/26 .........................................    United States    $           200         $        215
  FNMA, 8.00%, 1/01/27 ..........................................    United States              1,176                1,277
  FNMA, 7.00%, 4/01/27 ..........................................    United States             63,429               67,183
  FNMA, 6.50%, 3/01/28 ..........................................    United States            271,512              283,043
  FNMA, 7.00%, 5/01/28 ..........................................    United States             84,252               89,188
  FNMA, 6.50%, 6/01/28 ..........................................    United States            759,994              792,269
  FNMA, 7.00%, 6/01/28 ..........................................    United States            246,166              260,589
  FNMA, 6.50%, 12/01/28 .........................................    United States            140,806              146,786
  FNMA, 7.50%, 12/01/28 .........................................    United States             14,616               15,666
  FNMA, 7.00%, 2/01/29 ..........................................    United States            450,847              477,531
  FNMA, 7.50%, 10/01/29 .........................................    United States            141,200              151,210
  FNMA, 6.50%, 4/01/31 ..........................................    United States             70,958               73,885
  FNMA, 6.50%, 8/01/31 ..........................................    United States            518,908              540,313
b FNMA, 6.00%, 5/01/32 ..........................................    United States          2,820,094            2,885,309
  FNMA, 7.00%, 7/01/32 ..........................................    United States            261,388              276,399
  FNMA, 6.50%, 8/01/32 ..........................................    United States          2,699,167            2,810,772
b FNMA, 5.50%, 5/01/33 ..........................................    United States          1,500,000            1,496,718
  FNMA, 5.50%, 9/01/33 ..........................................    United States            966,002              964,804
  FNMA, 5.50%, 10/01/33 .........................................    United States          1,880,944            1,878,612
  FNMA, 5.50%, 11/01/33 .........................................    United States          6,592,482            6,584,307
  FNMA, 5.00%, 4/01/34 ..........................................    United States          2,444,001            2,370,437
b FNMA, 5.00%, 5/15/34 ..........................................    United States          1,500,000            1,453,593
  GNMA, 7.00%, 7/15/08 ..........................................    United States            180,756              194,081
  GNMA, 7.50%, 8/20/16 ..........................................    United States             75,825               81,745
  GNMA, 7.50%, 8/20/17 ..........................................    United States            137,198              148,279
  GNMA, 7.50%, 9/15/23 ..........................................    United States              1,613                1,744
  GNMA, 6.50%, 3/15/24 ..........................................    United States              6,826                7,161
  GNMA, 8.00%, 6/15/24 ..........................................    United States              2,968                3,260
  GNMA, 8.50%, 8/15/24 ..........................................    United States                607                  673
  GNMA, 9.00%, 1/15/25 ..........................................    United States              1,694                1,895
  GNMA, 8.00%, 2/15/25 ..........................................    United States              1,689                1,856
  GNMA, 9.50%, 6/15/25 ..........................................    United States              2,711                3,052
  GNMA, 7.50%, 1/15/26 ..........................................    United States              5,260                5,666
  GNMA, 7.50%, 2/15/26 ..........................................    United States              3,523                3,795
  GNMA, 8.00%, 6/15/26 ..........................................    United States              6,899                7,552
  GNMA, 8.00%, 7/15/26 ..........................................    United States              4,941                5,408
  GNMA, 8.50%, 7/15/26 ..........................................    United States                356                  392
  GNMA, 8.00%, 9/15/26 ..........................................    United States             22,523               24,654
  GNMA, 8.00%, 12/15/26 .........................................    United States             70,944               77,658
  GNMA, 7.50%, 5/15/27 ..........................................    United States             95,236              102,503
  GNMA, 8.00%, 9/15/27 ..........................................    United States             56,900               62,168
  GNMA, 7.00%, 11/15/27 .........................................    United States            106,034              113,039
  GNMA, 8.00%, 4/15/28 ..........................................    United States             48,145               52,582
  GNMA, 7.00%, 5/15/28 ..........................................    United States              9,459               10,073
  GNMA, 6.50%, 12/15/28 .........................................    United States             54,247               56,743
  GNMA, 6.50%, 2/15/29 ..........................................    United States            173,433              181,357
  GNMA, 6.50%, 12/20/30 .........................................    United States            408,585              426,035

                                                              Annual Report | 29

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
  GNMA, 7.00%, 7/15/31 ..........................................    United States    $       138,271         $    147,062
  GNMA, 6.50%, 7/20/31 ..........................................    United States            188,063              196,078
  GNMA, 6.50%, 10/20/31 .........................................    United States            743,924              775,625
  GNMA, 6.50%, 11/15/31 .........................................    United States            799,504              835,573
  GNMA, 6.50%, 12/20/31 .........................................    United States            393,974              410,763
  GNMA, 6.50%, 3/15/32 ..........................................    United States            125,073              130,728
  GNMA, 7.50%, 4/20/32 ..........................................    United States            877,488              940,597
  GNMA, 6.00%, 1/15/33 ..........................................    United States          1,306,723            1,340,894
  GNMA, 7.00%, 1/20/33 ..........................................    United States          2,473,200            2,623,716
  GNMA, 5.50%, 2/15/33 ..........................................    United States            584,767              585,705
b GNMA, 5.50%, 5/01/33 ..........................................    United States          4,300,000            4,301,342
  GNMA, 5.50%, 6/15/33 ..........................................    United States          3,563,943            3,569,662
  GNMA, 5.00%, 9/20/33 ..........................................    United States          1,872,446            1,820,233
  GNMA, 5.00%, 11/20/33 .........................................    United States          1,952,891            1,898,271
b GNMA, 5.00%, 5/01/34 ..........................................    United States          2,600,000            2,526,875
  GNMA II, 6.50%, 7/20/28 .......................................    United States            144,948              151,310
                                                                                                              -------------
                                                                                                                76,227,364
                                                                                                              -------------
  OTHER U.S. GOVERNMENT AND AGENCIES SECURITIES 1.6%
  FHLMC, 2.875%, 12/15/06 .......................................    United States          2,000,000            2,001,682
  FHLMC, 6.00%, 6/15/11 .........................................    United States          4,900,000            5,326,839
  FNMA, 6.625%, 11/15/10 ........................................    United States          1,850,000            2,081,300
  FNMA, 6.625%, 11/15/30 ........................................    United States          2,000,000            2,229,322
                                                                                                              -------------
                                                                                                                11,639,143
                                                                                                              -------------
  U.S. GOVERNMENT SECURITIES 2.3%
  U.S. Treasury Note, 2.375%, 8/15/06 ...........................    United States          2,000,000            1,994,766
  U.S. Treasury Note, 3.00%, 11/15/07 ...........................    United States          5,500,000            5,488,186
  U.S. Treasury Note, 5.625%, 5/15/08 ...........................    United States          3,000,000            3,260,979
  U.S. Treasury Note, 4.00%, 11/15/12 ...........................    United States          1,850,000            1,802,449
  U.S. Treasury Note, 4.25%, 8/15/13 ............................    United States          4,500,000            4,426,173
                                                                                                              -------------
                                                                                                                16,972,553
                                                                                                              -------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
    (COST $105,395,257) .........................................                                              104,839,060
                                                                                                              -------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 29.9%
  New South Wales Treasury Corp., 6.50%, 5/01/06 ................      Australia            5,350,000AUD         3,922,494
  New South Wales Treasury Corp., 8.00%, 3/01/08 ................      Australia            4,190,000AUD         3,224,608
  New South Wales Treasury Corp., 6.00%, 5/01/12 ................      Australia              640,000AUD           459,027
  Queensland Treasury Corp., 6.50%, 6/14/05 .....................      Australia            1,180,000AUD           860,291
  Queensland Treasury Corp., 6.00%, 7/14/09 .....................      Australia            3,120,000AUD         2,264,978
  Queensland Treasury Corp., 6.00%, 8/14/13 .....................      Australia            3,530,000AUD         2,535,723
  Republic of Austria, 4.00%, 7/15/09 ...........................       Austria               520,000EUR           638,108
  Republic of Austria, 5.00%, 7/15/12 ...........................       Austria               190,000EUR           242,612
  Republic of Austria, 4.65%, 1/15/18 ...........................       Austria             3,000,000EUR         3,642,292
  Kingdom of Belgium, 7.75%, 10/15/04 ...........................       Belgium             2,023,000EUR         2,485,705
  Kingdom of Belgium, 5.00%, 9/28/12 ............................       Belgium               970,000EUR         1,238,837
  Republic of Brazil, 8.00%, 4/15/14 ............................       Brazil              5,300,920            4,858,638
  Republic of Bulgaria, 144A, 8.25%, 1/15/15 ....................      Bulgaria             4,212,000            4,837,482
  Government of Canada, 6.00%, 6/01/11 ..........................       Canada                593,000CAD           474,062

30 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
  Government of Canada, 5.25%, 6/01/12 ..........................       Canada        $       250,000CAD      $    191,302
  Republic of Colombia, 10.00%, 1/23/12 .........................      Colombia             2,260,000            2,421,737
  Republic of Colombia, 10.75%, 1/15/13 .........................      Colombia               270,000              298,350
  Republic of Colombia, 11.75%, 2/25/20 .........................      Colombia             1,120,000            1,330,000
  Kingdom of Denmark, 5.00%, 8/15/05 ............................       Denmark             4,070,000DKK           676,672
  Kingdom of Denmark, 6.00%, 11/15/09 ...........................       Denmark             4,020,000DKK           721,169
  Kingdom of Denmark, 5.00%, 11/15/13 ...........................       Denmark            10,970,000DKK         1,855,400
  Government of Finland , 5.00%, 7/04/07 ........................       Finland               830,000EUR         1,056,362
  Government of Finland, 5.75%, 2/23/11 .........................       Finland               150,000EUR           200,608
  Government of Finland, 5.375%, 7/04/13 ........................       Finland             1,820,000EUR         2,384,850
  Government of France, 4.00%, 4/25/13 ..........................       France              9,740,000EUR        11,578,025
  Federal Republic of Germany, 3.75%, 1/04/09 ...................       Germany             1,380,000EUR         1,685,049
  Federal Republic of Germany, 4.50%, 7/04/09 ...................       Germany             1,674,000EUR         2,106,045
  Hellenic Republic, 6.50%, 10/22/19 ............................       Greece                420,000EUR           597,717
  Government of Hungary, 8.50%, 10/12/05 ........................       Hungary           764,000,000HUF         3,553,500
  Indonesia Recapital Bond, 14.00%, 6/15/09 .....................      Indonesia       14,125,000,000IDR         1,844,839
  Indonesia Recapital Bond, 13.15%, 3/15/10 .....................      Indonesia       25,625,000,000IDR         3,268,048
  Buoni Poliennali Del Tesoro, 6.75%, 2/01/07 ...................        Italy              1,513,216EUR         2,000,812
  Buoni Poliennali Del Tesoro, 4.50%, 5/01/09 ...................        Italy                230,000EUR           288,672
  Government of Italy, 5.00%, 5/01/08 ...........................        Italy                337,000EUR           430,319
  United Mexican States, 9.875%, 2/01/10 ........................       Mexico              1,600,000            1,962,504
  United Mexican States, 8.375%, 1/14/11 ........................       Mexico              6,820,000            7,860,050
  United Mexican States, 8.125%, 12/30/19 .......................       Mexico              3,520,000            3,832,400
  Government of Netherlands, 8.50%, 6/01/06 .....................     Netherlands           1,619,707EUR         2,173,460
  Government of Netherlands, 3.75%, 7/15/09 .....................     Netherlands             170,000EUR           206,498
  Government of Netherlands, 5.00%, 7/15/12 .....................     Netherlands             220,000EUR           281,263
  Government of Netherlands, 4.25%, 7/15/13 .....................     Netherlands             150,000EUR           181,018
  Government of New Zealand, 8.00%, 11/15/06 ....................     New Zealand           5,020,000NZD         3,302,351
  Government of New Zealand, 7.00%, 7/15/09 .....................     New Zealand          13,410,000NZD         8,747,384
  Government of New Zealand, 6.00%, 11/15/11 ....................     New Zealand           2,691,000NZD         1,669,139
  Government of New Zealand, 6.50%, 4/15/13 .....................     New Zealand           7,590,000NZD         4,850,566
  Kingdom of Norway, 5.75%, 11/30/04 ............................       Norway             20,780,000NOK         3,094,713
  Kingdom of Norway, 6.75%, 1/15/07 .............................       Norway             10,200,000NOK         1,620,295
  Republic of Panama, 8.875%, 9/30/27 ...........................       Panama                 20,000               20,300
  Republic of Panama, 9.375%, 4/01/29 ...........................       Panama                313,000              345,278
  Republic of Peru, 9.125%, 1/15/08 .............................        Peru                  10,000               11,150
  Republic of Peru, 9.875%, 2/06/15 .............................        Peru                 390,000              420,225
  Republic of Peru, FRN, 5.00%, 3/07/17 .........................        Peru                 783,510              693,808
  Republic of Philippines, 9.875%, 3/16/10 ......................     Philippines           1,500,000            1,644,375
  Republic of Philippines, 10.625%, 3/16/25 .....................     Philippines           6,900,000            7,426,125
  Republic of Poland, 8.50%, 11/12/06 ...........................       Poland             15,300,000PLN         3,917,664
  Federation of Russia, Reg S, 11.00%, 7/24/18 ..................       Russia              4,000,000            5,174,640
  Russian Federation, FRN, 5.00%, Reg S, 3/31/30 ................       Russia             18,498,000           17,008,911
  Russian Federation, FRN, 5.00%, 144A, 3/31/30 .................       Russia              1,410,000            1,298,963
  Republic of South Africa, 7.375%, 4/25/12 .....................    South Africa              10,000               11,021
  Republic of South Africa, 8.50%, 6/23/17 ......................    South Africa             740,000              871,350
  Korea Treasury Bond, 4.50%, 3/05/06 ...........................     South Korea       5,700,000,000KRW         4,911,158
  Korea Treasury Bond, 6.90%, 1/16/07 ...........................     South Korea       1,000,000,000KRW           907,669
  Korea Treasury Bond, 4.75%, 3/12/08 ...........................     South Korea      15,130,000,000KRW        13,011,363

                                                              Annual Report | 31

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
  Government of Spain, 5.15%, 7/30/09 ...........................        Spain        $       590,000EUR      $    764,216
  Government of Spain, 5.00%, 7/30/12 ...........................        Spain              1,670,000EUR         2,135,246
  Kingdom of Sweden, 3.50%, 4/20/06 .............................       Sweden             27,350,000SEK         3,620,874
  Kingdom of Sweden, 8.00%, 8/15/07 .............................       Sweden             15,300,000SEK         2,282,215
  Kingdom of Sweden, 5.00%, 1/28/09 .............................       Sweden             45,000,000SEK         6,171,087
  Kingdom of Sweden, 5.50%, 10/08/12 ............................       Sweden             24,960,000SEK         3,498,311
b Government of Thailand, 8.50%, 10/14/05 .......................      Thailand           410,500,000THB        11,314,554
  Government of Thailand, 4.125%, 2/12/08 .......................      Thailand            51,000,000THB         1,355,866
  Government of Thailand, 8.50%, 12/08/08 .......................      Thailand            41,000,000THB         1,317,462
  Republic of Ukraine, Reg S, 11.00%, 3/15/07 ...................       Ukraine               420,008              459,908
  Republic of Ukraine, 144A, 7.65%, 6/11/13 .....................       Ukraine             9,290,000            8,895,686
  United Kingdom, 7.50%, 12/07/06 ...............................   United Kingdom          2,081,000GBP         3,940,024
  Republic of Venezuela, 10.75%, 9/19/13 ........................      Venezuela              700,000              680,750
  Republic of Venezuela, 9.25%, 9/15/27 .........................      Venezuela            6,326,000            5,230,811
  Republic of Vietnam, 4.00%, 3/12/16 ...........................       Vietnam             1,370,000            1,246,700
                                                                                                              -------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
    (COST $203,662,096) .........................................                                              220,543,684
                                                                                                              -------------
  MUNICIPAL BONDS 1.4%
  California St GO, 5.00%, 2/01/33 ..............................    United States          3,400,000            3,216,536
  California St GO, 5.50%, 11/01/33 .............................    United States          7,000,000            7,118,930
                                                                                                              -------------
  TOTAL MUNICIPAL BONDS (COST $10,526,888) ......................                                               10,335,466
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $675,139,340) ...............                                              707,728,142
                                                                                                              -------------

                                                                                      --------------------
                                                                                             SHARES
                                                                                      --------------------
  SHORT TERM INVESTMENT (COST $31,976,354) 4.3%
d Franklin Institutional Fiduciary Trust Money
    Market Portfolio ............................................    United States         31,976,354           31,976,354
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $707,115,694) 100.3% ..................                                              739,704,496
  OTHER ASSETS, LESS LIABILITIES (0.3)% .........................                                               (2,517,565)
                                                                                                              -------------
  NET ASSETS 100.0% .............................................                                             $737,186,931
                                                                                                              =============

CURRENCY ABBREVIATIONS | AUD - Australian Dollar | CAD - Canadian Dollar | DKK - Danish Krone | EUR - Euro GBP - British Pound | HUF - Hungarian Forint | IDR - Indonesian Rupiah KRW - South Korean Won | NOK - Norwegian Krone | NZD - New Zealand Dollar PLN - Polish Zlotych | SEK - Swedish Krona | THB - Thai Baht

aNon-income producing.

bSee Note 1(c) regarding securities purchased on a when-issued, delayed delivery, or to-be-announced basis.

cThe fund discontinues accruing income on defaulted securities. See Note 8.

dSee Note 7 regarding investments in affiliated Money Market Portfolio.

eThe principal amount is stated in U.S. Dollars unless otherwise indicated.

32 | See notes to financial statements. | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004

                                                        -------------
                                                          FRANKLIN
                                                          STRATEGIC
                                                         INCOME FUND
                                                        -------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................   $675,139,340
  Cost - Sweep money fund (Note 7) ..................     31,976,354
                                                        =============
  Value - Unaffiliated issuers ......................    707,728,142
  Value - Sweep money fund (Note 7) .................     31,976,354
 Cash ...............................................        616,588
 Receivables:
  Investment securities sold ........................      2,073,958
  Capital shares sold ...............................      4,145,338
  Interest ..........................................     11,829,885
                                                        -------------
      Total assets ..................................    758,370,265
                                                        -------------
Liabilities:
 Payables:
  Investment securities purchased ...................     18,749,078
  Capital shares redeemed ...........................      1,479,684
  Affiliates ........................................        663,390
  Shareholders ......................................        188,807
 Other liabilities ..................................        102,375
                                                        -------------
      Total liabilities .............................     21,183,334
                                                        -------------
        Net assets, at value ........................   $737,186,931
                                                        =============
Net assets consist of:
 Distributions in excess of net investment income ...   $ (1,757,929)
 Net unrealized appreciation (depreciation) .........     32,542,596
 Accumulated net realized gain (loss) ...............    (40,123,118)
 Capital shares .....................................    746,525,382
                                                        -------------
      Net assets, at value ..........................   $737,186,931
                                                        =============

                         Annual Report | See notes to financial statements. | 33

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2004

                                                                 --------------
                                                                   FRANKLIN
                                                                   STRATEGIC
                                                                  INCOME FUND
                                                                 --------------
CLASS A:
 Net assets, at value .........................................   $446,281,901
                                                                 ==============
 Shares outstanding ...........................................     44,244,861
                                                                 ==============
 Net asset value per share a ..................................         $10.09
                                                                 ==============
 Maximum offering price per share
  (net asset value per share / 95.75%) ........................         $10.54
                                                                 ==============
CLASS B:
 Net assets, at value .........................................   $ 91,974,149
                                                                 ==============
 Shares outstanding ...........................................      9,091,356
                                                                 ==============
 Net asset value and maximum offering price per share a .......         $10.12
                                                                 ==============
CLASS C:
 Net assets, at value .........................................   $151,822,914
                                                                 ==============
 Shares outstanding ...........................................     15,053,049
                                                                 ==============
 Net asset value and maximum offering price per share a .......         $10.09
                                                                 ==============
CLASS R:
 Net assets, at value .........................................   $  7,323,937
                                                                 ==============
 Shares outstanding ...........................................        727,157
                                                                 ==============
 Net asset value and maximum offering price per share a .......         $10.07
                                                                 ==============
ADVISOR CLASS:
 Net assets, at value .........................................   $ 39,784,030
                                                                 ==============
 Shares outstanding ...........................................      3,942,572
                                                                 ==============
 Net asset value and maximum offering price per share .........         $10.09
                                                                 ==============

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

34 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2004
                                                              -------------
                                                                FRANKLIN
                                                                STRATEGIC
                                                               INCOME FUND
                                                              -------------
Investment income:
 Dividends:
  Unaffiliated issuers ....................................    $ 1,151,824
  Sweep money fund (Note 7) ...............................        166,649
 Interest .................................................     39,466,173
                                                              -------------
      Total investment income .............................     40,784,646
                                                              -------------
Expenses:
 Management fees (Note 3) .................................      3,002,721
 Distribution fees (Note 3)
  Class A .................................................        966,051
  Class B .................................................        512,797
  Class C .................................................        798,545
  Class R .................................................         22,073
 Transfer agent fees (Note 3) .............................        852,417
 Custodian fees ...........................................         96,977
 Reports to shareholders ..................................         43,092
 Registration and filing fees .............................        124,479
 Professional fees ........................................         41,548
 Trustees' fees and expenses ..............................          7,609
 Other ....................................................         50,495
                                                              -------------
      Total expenses ......................................      6,518,804
      Expenses paid indirectly (Note 4) ...................           (248)
                                                              -------------
        Net expenses ......................................      6,518,556
                                                              -------------
          Net investment income ...........................     34,266,090
                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................     13,802,967
  Foreign currency transactions ...........................        306,122
                                                              -------------
        Net realized gain (loss) ..........................     14,109,089
                                                              -------------
 Net unrealized appreciation (depreciation) on:
  Investments .............................................     14,915,692
  Translation of assets and liabilities denominated in
  foreign currencies ......................................       (136,765)
                                                              -------------
        Net unrealized appreciation (depreciation) ........     14,778,927
                                                              -------------
Net realized and unrealized gain (loss) ...................     28,888,016
                                                              -------------
Net increase (decrease) in net assets resulting from
operations ................................................    $63,154,106
                                                              =============

                         Annual Report | See notes to financial statements. | 35

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2004 and 2003

                                                                                            -------------------------------
                                                                                             FRANKLIN STRATEGIC INCOME FUND
                                                                                            -------------------------------
                                                                                                 2004            2003
                                                                                            -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $ 34,266,090     $ 29,335,288
  Net realized gain (loss) from investments and foreign currency transactions ............     14,109,089      (19,802,481)
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies .....................................     14,778,927       39,587,932
                                                                                            -------------------------------
      Net increase (decrease) in net assets resulting from operations ....................     63,154,106       49,120,739
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................................................    (25,021,432)     (21,079,643)
   Class B ...............................................................................     (4,776,985)      (3,345,345)
   Class C ...............................................................................     (7,360,643)      (4,813,285)
   Class R ...............................................................................       (264,078)         (83,536)
   Advisor Class .........................................................................     (2,749,308)      (2,089,011)
                                                                                            -------------------------------
 Total distributions to shareholders .....................................................    (40,172,446)     (31,410,820)
 Capital share transactions: (Note 2)
   Class A ...............................................................................     95,740,700       63,209,089
   Class B ...............................................................................     27,762,617       18,132,765
   Class C ...............................................................................     61,619,992       23,997,602
   Class R ...............................................................................      5,695,727          281,402
   Advisor Class .........................................................................      3,590,983        2,614,562
                                                                                            -------------------------------
 Total capital share transactions ........................................................    194,410,019      108,235,420
      Net increase (decrease) in net assets ..............................................    217,391,679      125,945,339
Net assets:
 Beginning of year .......................................................................    519,795,252      393,849,913
                                                                                           -------------------------------
 End of year .............................................................................   $737,186,931     $519,795,252
                                                                                            ===============================
Distributions in excess of net investment income included in net assets:
 End of year .............................................................................  $  (1,757,929)    $ (1,523,153)
                                                                                            ===============================

36 | See notes to financial statements. | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series (the Funds). Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The Fund's investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                              Annual Report | 37

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with a payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

38 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

------------------------------------------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                            APRIL 30, 2004                      APRIL 30, 2003
                                     -----------------------------------------------------------------
                                        SHARES         AMOUNT               SHARES         AMOUNT
                                     -----------------------------------------------------------------
CLASS A SHARES:
 Shares sold ......................   24,629,534    $ 247,729,016         15,073,550     $135,741,486
 Shares issued in reinvestment of
 distributions ....................    1,652,202       16,485,015          1,514,771       13,500,687
 Share redeemed ...................  (16,933,705)    (168,473,331)        (9,637,919)     (86,033,084)
                                     -----------------------------------------------------------------
 Net increase (decrease) ..........    9,348,031    $  95,740,700          6,950,402     $ 63,209,089
                                     =================================================================

                                                              Annual Report | 39

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     -----------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                            APRIL 30, 2004                      APRIL 30, 2003
                                     -----------------------------------------------------------------
                                        SHARES         AMOUNT               SHARES         AMOUNT
                                     -----------------------------------------------------------------
CLASS B SHARES:
 Shares sold ......................    4,013,559     $ 40,371,288          2,877,063     $ 26,076,295
 Shares issued in reinvestment of
 distributions ....................      279,448        2,801,605            213,752        1,910,654
 Share redeemed ...................   (1,534,543)     (15,410,276)        (1,109,282)      (9,854,184)
                                     -----------------------------------------------------------------
 Net increase (decrease) ..........    2,758,464     $ 27,762,617          1,981,533     $ 18,132,765
                                     =================================================================
CLASS C SHARES:
 Shares sold ......................   10,663,297     $107,080,303          5,251,995     $ 47,435,976
 Shares issued in reinvestment of
 distributions ....................      471,733        4,715,364            333,823        2,977,604
 Share redeemed ...................   (5,015,398)     (50,175,675)        (2,943,162)     (26,415,978)
                                     -----------------------------------------------------------------
 Net increase (decrease) ..........    6,119,632     $ 61,619,992          2,642,656     $ 23,997,602
                                     =================================================================
Class R Shares:
 Shares sold ......................      699,196     $  7,048,344             71,982     $    657,208
 Shares issued in reinvestment of
 distributions ....................       25,195          253,148              8,640           77,073
 Share redeemed ...................     (158,967)      (1,605,765)           (51,511)        (452,879)
                                     -----------------------------------------------------------------
 Net increase (decrease) ..........      565,424     $  5,695,727             29,111     $    281,402
                                     =================================================================
ADVISOR CLASS SHARES:
 Shares sold ......................    1,350,679     $ 13,466,115          2,687,877     $ 24,670,187
 Shares issued in reinvestment of
 distributions ....................      272,590        2,720,184            233,352        2,083,990
 Share redeemed ...................   (1,227,655)     (12,595,316)        (2,739,601)     (24,139,615)
                                     -----------------------------------------------------------------
 Net increase (decrease) ..........      395,614     $  3,590,983            181,628     $  2,614,562
                                     =================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                AFFILIATION
--------------------------------------------------------------------------------
 Franklin Advisers Inc. (Advisers)                      Investment manager
 Franklin Templeton Services LLC (FT Services)          Administrative manager
 Franklin/Templeton Distributors Inc. (Distributors)    Principal underwriter
 Franklin/Templeton Investor Services LLC
 (Investor Services)                                    Transfer agent

40 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, .65%, .65%, and .50% per year of the average net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Distributors has advised the Fund it paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $1,349,624 and $236,686, respectively.

The Fund paid transfer agent fees of $852,417 of which $603,722 was paid to Investors Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2004, the Fund had tax basis capital losses of $38,490,813, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

 2008 .....................................................  $   656,122
 2009 .....................................................    2,892,140
 2010 .....................................................    5,124,478
 2011 .....................................................   29,818,073
                                                             ------------
 ..........................................................  $38,490,813
                                                             ============

                                                              Annual Report | 41

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES (CONTINUED)

At April 30, 2004, the Fund has deferred capital losses occurring subsequent to Ocotber 31, 2003 of $1,254,575. For tax purposes, such losses will be reflected in the year ending April 30, 2005.

The tax character of distributions paid during the years ended April 30, 2004 and 2003 was as follows:

                                         --------------------------------
                                              2004               2003
                                         --------------------------------
Distributions paid from:
 Ordinary income ......................   $40,172,446        $31,410,820

At April 30, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .......................................  $710,575,045
                                                            --------------
Unrealized appreciation ...................................    42,860,826
Unrealized depreciation ...................................   (13,731,375)
                                                            --------------
Net unrealized appreciation (depreciation) ................  $ 29,129,451
                                                            ==============
Distributable earnings - undistributed ordinary income ....    $1,326,546
                                                            ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll, paydown losses, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2004 aggregated $578,333,347 and $404,014,236, respectively.

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-ended investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

42 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 50.2% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities for which the income has been deemed uncollectible. At April 30, 2004, the value of these securities was $2,700,000, representing .37% of the Fund's net assets. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Fund's investment manager. The SEC's investigation is focused on

                                                              Annual Report | 43

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

9. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS (CONTINUED)
the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

44 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN STRATEGIC INCOME FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 9, 2004

                                                              Annual Report | 45

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)     Trustee        Since 1991       112                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
--------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)         Trustee        Since 1991       141                        Director, Bar-S Foods (meat
 One Franklin Parkway                                                                     packing company).
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
 President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
 1998).
 --------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)      Trustee        Since 1991       142                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)         Trustee        Since 1998       97                         Director, Amerada Hess
 One Franklin Parkway                                                                     Corporation (exploration and
 San Mateo, CA 94403-1906                                                                 refining of oil and gas); H.J.
                                                                                          Heinz Company (processed foods
                                                                                          and allied products); RTI
                                                                                          International Metals, Inc.
                                                                                          (manufacture and distribution of
                                                                                          titanium); and Canadian National
                                                                                          Railway (railroad).

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
 Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor
 to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department
 (1988-1989).
--------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)        Trustee        Since 1991       114                        Director, The California Center
 One Franklin Parkway                                                                     for Land Recycling
 San Mateo, CA 94403-1906                                                                 (redevelopment).

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company
 (venture capital).
--------------------------------------------------------------------------------------------------------------------------

46 | Annual Report


---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)        Trustee        Since 1992       141                        Director, White Mountains
 One Franklin Parkway                                                                     Insurance Group, Ltd. (holding
 San Mateo, CA 94403-1906                                                                 company); Martek Biosciences
                                                                                          Corporation; MedImmune, Inc.
                                                                                          (biotechnology); and
                                                                                          Overstock.com (Internet
                                                                                          services); and FORMERLY,
                                                                                          Director, MCI Communication
                                                                                          Corporation (subsequently known
                                                                                          as MCI WorldCom, Inc. and
                                                                                          WorldCom, Inc.) (communications
                                                                                          services) (1988-2002) and
                                                                                          Spacehab, Inc. (aerospace
                                                                                          services) (1994-2003).

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS AND OFFICERS

---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)        Trustee and    Trustee since    38                         None
 One Franklin Parkway          Vice President 1993 and Vice
 San Mateo, CA 94403-1906                     President since
                                              1991

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
 Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Trustee and    Trustee since    141                        None
 One Franklin Parkway          Chairman of    1991 and
 San Mateo, CA 94403-1906      the Board      Chairman of the
                                              Board since 1993

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 47


---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63) Trustee,       Trustee since    124                        None
 One Franklin Parkway          President and  1991, President
 San Mateo, CA 94403-1906      Chief          since 1993 and
                               Executive      Chief Executive
                               Officer-       Officer-
                               Investment     Investment
                               Management     Management
                                              since 2002

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
 Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)       Vice           Since 1995       Not Applicable             None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
 Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
 Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
 Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
 Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)         Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.        President
 Suite 2100                    and Chief
 Fort Lauderdale, FL           Executive
 33394-3091                    Officer-
                               Finance and
                               Administration

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)            Vice           Since 2000       Not Applicable             None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
 Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
 (until 2000).
--------------------------------------------------------------------------------------------------------------------------

48 | Annual Report


---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice           Since 2000       Not Applicable             None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------------------
 EDWARD B. JAMIESON (55)       Vice           Since 2000       Not Applicable             None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin
 Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)         Treasurer      Since March      Not Applicable             None
 One Franklin Parkway                         2004
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation
 Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton
 Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
--------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)        Vice           Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue              President -                                                Chemicals, Inc. and Lingnan
 Rockefeller Center            AML Compliance                                             Foundation.
 New York, NY 10020-2302

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
 Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 49


---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (42)  Vice           Since 2000       Not Applicable             None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
--------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)        Vice           Since 2000       Not Applicable             None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906      and Secretary

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)          Chief          Since May        Not Applicable             None
 500 East Broward Blvd.        Financial      2004
 Suite 2100                    Officer
 Fort Lauderdale, FL
 33394-3091

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
 Services, LLC; and FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
--------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

--------------------------------------------------------------------------------
50 | Annual Report

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES

FRANKLIN STRATEGIC INCOME FUND

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

                                                              Annual Report | 51

This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04   Not part of the annual report

[LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 A2004 06/04




















[GRAPHIC OMITTED]
APRIL 30, 2004


A series of Franklin Strategic Series



ANNUAL REPORT AND SHAREHOLDER LETTER


BLEND


FRANKLIN
U.S. LONG-SHORT FUND


Want to receive
this document
FASTER via email?

Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.



                               [GRAPHIC OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS


SHAREHOLDER LETTER ......................................................      1


ANNUAL REPORT

Franklin U.S. Long-Short Fund ...........................................      3

Performance Summary .....................................................      8

Financial Highlights and
Statement of Investments ................................................     10

Financial Statements ....................................................     16

Notes to Financial Statements ...........................................     19

Report of Independent Registered
Public Accounting Firm ..................................................     27

Board Members and Officers ..............................................     28

Proxy Voting Policies and Procedures ....................................     33

--------------------------------------------------------------------------------


Annual Report

Franklin U.S. Long-Short Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin U.S. Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets, with less volatility than the overall stock market. Under normal market conditions, the Fund will have both long and short positions in equity securities, primarily common stocks of U.S. companies.



This annual report for Franklin U.S. Long-Short Fund covers the 12 months ended April 30, 2004.


PERFORMANCE OVERVIEW

Franklin U.S. Long-Short Fund - Class A posted a -1.21% cumulative total return for the fiscal year ended April 30, 2004. The Fund significantly underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which posted a 22.87% cumulative total return for the same period. 1 While we find these results very disappointing, in addition to returns, we also seek less volatility than the overall market. For the year under review, the Fund experienced only 27% of the volatility of the S&P 500, as measured by standard deviation of daily returns. However, our -23% relative correlation was detrimental to Fund performance this fiscal year. Since the Fund's inception, its relative volatility and correlation to the benchmark were 44% and 13%, which are, we believe, indicative of the type of results expected for a fund of this nature. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.


ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product
(GDP) growth rose 8.2% and 4.1% in the third and fourth quarters of 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth.



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                                Annual Report| 3

The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. However, monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 22.87% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 31.79%. 3 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.



INVESTMENT STRATEGY

We select the Fund's long and short positions on a stock-by-stock basis, searching for securities with favorable risk and return profiles. For long positions, we look for growth- and value-oriented stocks of companies with strong fundamentals or valuable assets that we believe are underappreciated by the market. For short positions, we use primarily fundamental, accounting and event-driven strategies. Additionally, we use technical analysis as a risk control measure. The Fund pursues additional goals of reduced volatility and correlation relative to the overall market.



2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.


4 | Annual Report

PORTFOLIO BREAKDOWN
4/30/04

--------------------------------------------------------------------------------
                                     % OF TOTAL NET ASSETS        # OF POSITIONS
--------------------------------------------------------------------------------
   Long Equity Securities                     60.8%                    60
--------------------------------------------------------------------------------
   Short Equity Securities                   -45.1%                    34
--------------------------------------------------------------------------------
   NET EQUITY EXPOSURE                        15.7% (LONG)
--------------------------------------------------------------------------------


MANAGER'S DISCUSSION

On April 30, 2004, the Fund's exposure was 60.8% long and 45.1% short, resulting in a 15.7% net long equity exposure, up from 2.5% net short equity exposure on April 30, 2003.

During the year under review, the Fund's underperformance relative to the S&P 500 came primarily from its short exposure. Conversely, our long energy minerals and health technology sector holdings generally contributed positively to performance.

Within energy minerals, positions in integrated oil, oil services, and exploration and production (E&P) companies helped performance, offset by losses in our short position in refiners. Oil prices rose substantially during the year under review, from $25.80 per barrel on April 30, 2003, to $37.38 per barrel by period-end. Our investments in the integrated oil industry, including BP and Unocal, benefited from the favorable commodity environment. E&P companies also had the additional catalyst of merger and acquisition activity. Our E&P positions in KCS Energy, EOG Resources (covered by period-end) and XTO Energy (sold by period-end) rallied, in part, because many investors saw them as potential acquisition targets. Finally, our oil services stocks appreciated with increased drilling activity. The Fund suffered losses from its short position in refiner Tesoro Petroleum (partially covered by period-end) due to continued strength in refining margins. Within health technology, several long positions in the biotechnology and specialty pharmaceuticals industries contributed positively to Fund performance, while the Fund's short position in Sepracor hurt performance. Forest Labs and Biogen Idec (sold by period-end) benefited from recent drug approvals and contributed most to positive performance among our health technology holdings.



TOP 10 LONG HOLDINGS
4/30/04

--------------------------------------------------------------------------------
  COMPANY                                                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
--------------------------------------------------------------------------------
  BP PLC, ADR                                                               2.5%
   ENERGY MINERALS, U.K.
--------------------------------------------------------------------------------
  Bunge Ltd.                                                                2.0%
   PROCESS INDUSTRIES, U.S.
--------------------------------------------------------------------------------
  Motorola Inc.                                                             1.9%
   ELECTRONIC TECHNOLOGY, U.S.
--------------------------------------------------------------------------------
  Microsoft Corp.                                                           1.9%
   TECHNOLOGY SERVICES, U.S.
--------------------------------------------------------------------------------
  Barrick Gold Corp.                                                        1.5%
   NON-ENERGY MINERALS, CANADA
--------------------------------------------------------------------------------
  Wyeth                                                                     1.4%
   HEALTH TECHNOLOGY, U.S.
--------------------------------------------------------------------------------
  PepsiCo Inc.                                                              1.3%
   CONSUMER NON-DURABLES, U.S.
--------------------------------------------------------------------------------
  Cabot Corp.                                                               1.3%
   PROCESS INDUSTRIES, U.S.
--------------------------------------------------------------------------------
  The PMI Group Inc.                                                        1.3%
   FINANCE, U.S.
--------------------------------------------------------------------------------
  Liberty Media Corp., A                                                    1.3%
   CONSUMER SERVICES, U.S.
--------------------------------------------------------------------------------


                                                               Annual Report | 5

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 4/30/04

--------------------------------------------------------------------------------
                                                                 NET EQUITY
                                     LONG %       SHORT %        EXPOSURE %
--------------------------------------------------------------------------------
   Electronic Technology             10.1%         -2.1%            8.0%
--------------------------------------------------------------------------------
   Industrial Services                6.5%         -0.6%            5.9%
--------------------------------------------------------------------------------
   Non-Energy Minerals                5.6%          0.0%            5.6%
--------------------------------------------------------------------------------
   Consumer Services                  4.3%         -1.5%            2.8%
--------------------------------------------------------------------------------
   Consumer Non-Durables              2.5%          0.0%            2.5%
--------------------------------------------------------------------------------
   Health Technology                  4.7%         -3.0%            1.7%
--------------------------------------------------------------------------------
   Process Industries                 3.7%         -2.0%            1.7%
--------------------------------------------------------------------------------
   Finance                            7.5%         -6.1%            1.4%
--------------------------------------------------------------------------------
   Technology Services                3.3%         -1.9%            1.4%
--------------------------------------------------------------------------------
   Commercial Services                1.1%         -1.7%           -0.6%
--------------------------------------------------------------------------------
   Distribution Services              0.6%         -1.2%           -0.6%
--------------------------------------------------------------------------------
   Retail Trade                       3.0%         -3.7%           -0.7%
--------------------------------------------------------------------------------
   Energy Minerals                    5.7%         -6.6%           -0.9%
--------------------------------------------------------------------------------
   Transportation                     1.2%         -2.1%           -0.9%
--------------------------------------------------------------------------------
   Consumer Durables                  0.0%         -2.4%           -2.4%
--------------------------------------------------------------------------------
   Producer Manufacturing             1.0%         -4.8%           -3.8%
--------------------------------------------------------------------------------
   Investment Trusts & Mutual Funds   0.0%         -5.4%           -5.4%
--------------------------------------------------------------------------------


Hindering Fund performance during the period were certain short positions in the consumer durables and commercial services sectors. Specifically, short positions in Black & Decker and Pulte Homes, as well as Reuters Group, detracted from the Fund's results. Short exposure in consumer durables continued to hurt Fund performance through period-end as consumer spending remained strong. Short positions in industrials such as the producer manufacturing and transportation sectors also offered poor results. These included our holdings in industrial manufacturers Caterpillar and Danaher (partially covered by period-end), and transportation company J.B. Hunt Transport Services. We shorted these holdings as a partial hedge to any possible setbacks in the U.S. economic recovery. We had been covering our short positions in industrials during the reporting period but retained exposures to the positions where we thought fundamentals were strong.


6 | Annual Report

Thank you for your continued participation in Franklin U.S. Long-Short Fund. We look forward to serving your future investment needs.

[GRAPHIC OMITTED]

/s/ Michael R. Ward

Michael R. Ward
Portfolio Manager



[GRAPHIC OMITTED]

/s/ Gary K. Ko

Gary K. Ko, CFA
Assistant Portfolio Manager

Franklin U.S. Long-Short Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 4/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

--------------------------------------------------------------------------------
  CLASS A                           CHANGE           4/30/04          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)             -$0.19            $15.54           $15.73
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

--------------------------------------------------------------------------------
  CLASS A                             1-YEAR      3-YEAR   INCEPTION (5/28/99) 1
--------------------------------------------------------------------------------
  Cumulative Total Return 2           -1.21%     -13.02%         +91.48%
--------------------------------------------------------------------------------
  Average Annual Total Return 3       -6.89%      -6.41%         +12.73%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4       $9,311      $8,197         $18,044
--------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 5  -7.53%      -4.38%         +13.42%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS A (5/28/99-4/30/04)

             Franklin U.S.
Date        Long-Short Fund    S&P 500 Index 6
----        ---------------    ---------------

5/28/99          $ 9,423            $10,000
5/31/99          $ 9,423            $ 9,977
6/30/99          $ 9,622            $10,530
7/31/99          $ 9,802            $10,202
8/31/99          $ 9,631            $10,152
9/30/99          $10,162            $ 9,874
10/31/99         $10,757            $10,498
11/30/99         $11,577            $10,712
12/31/99         $12,996            $11,342
1/31/00          $13,534            $10,772
2/29/00          $14,101            $10,569
3/31/00          $15,846            $11,602
4/30/00          $15,883            $11,253
5/31/00          $17,201            $11,023
6/30/00          $16,941            $11,294
7/31/00          $17,257            $11,118
8/31/00          $17,953            $11,808
9/30/00          $18,408            $11,185
10/31/00         $19,095            $11,138
11/30/00         $19,048            $10,260
12/31/00         $20,154            $10,310
1/31/01          $21,236            $10,676
2/28/01          $20,331            $ 9,703
3/31/01          $19,839            $ 9,089
4/30/01          $20,744            $ 9,795
5/31/01          $20,862            $ 9,860
6/30/01          $20,115            $ 9,620
7/31/01          $19,908            $ 9,526
8/31/01          $19,524            $ 8,930
9/30/01          $19,672            $ 8,209
10/31/01         $20,243            $ 8,365
11/30/01         $19,682            $ 9,007
12/31/01         $19,863            $ 9,086
1/31/02          $18,837            $ 8,953
2/28/02          $18,623            $ 8,781
3/31/02          $18,668            $ 9,111
4/30/02          $18,353            $ 8,559
5/31/02          $18,251            $ 8,496
6/30/02          $18,015            $ 7,891
7/31/02          $17,812            $ 7,276
8/31/02          $17,959            $ 7,324
9/30/02          $18,139            $ 6,529
10/31/02         $18,240            $ 7,103
11/30/02         $18,342            $ 7,520
12/31/02         $18,625            $ 7,079
1/31/03          $18,648            $ 6,894
2/28/03          $18,648            $ 6,790
3/31/03          $18,753            $ 6,855
4/30/03          $18,265            $ 7,420
5/31/03          $18,683            $ 7,811
6/30/03          $18,497            $ 7,911
7/31/03          $18,068            $ 8,050
8/31/03          $18,126            $ 8,207
9/30/03          $18,311            $ 8,120
10/31/03         $18,114            $ 8,579
11/30/03         $18,300            $ 8,654
12/31/03         $18,578            $ 9,108
1/31/04          $18,520            $ 9,275
2/29/04          $18,567            $ 9,404
3/31/04          $18,404            $ 9,262
4/30/04          $18,044            $ 9,117



ENDNOTES


ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO CLOSE OUT A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. HISTORICALLY, INVESTMENTS IN SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER-CAP STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


1. The Fund's inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


         Annual Report | Past performance does not guarantee future results. | 9

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN U.S. LONG-SHORT FUND


                                                                     ----------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
                                                                     ----------------------------------------------------------
                                                                       2004        2003         2002        2001        2000
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................      $15.73      $16.29      $21.09      $17.12      $10.28
                                                                     ----------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .................................        (.14)       (.07)        .25         .63         .42
 Net realized and unrealized gains (losses) .....................        (.05)         -- d     (2.52)       4.52        6.80
                                                                     ----------------------------------------------------------
Total from investment operations ................................        (.19)       (.07)      (2.27)       5.15        7.22
Less distributions from:
 Net investment income ..........................................          --        (.49)       (.27)       (.25)       (.25)
 Net realized gains .............................................          --          --       (2.26)       (.93)       (.13)
                                                                     ----------------------------------------------------------
Total distributions .............................................          --        (.49)      (2.53)      (1.18)       (.38)
                                                                     ----------------------------------------------------------
Net asset value, end of year ....................................      $15.54      $15.73      $16.29      $21.09      $17.12
                                                                     ==========================================================
Total return b ..................................................     (1.21)%      (.48)%    (11.53)%      30.61%      71.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................    $112,096    $144,582    $146,044    $384,144      $1,712
Ratios to average net assets:*
 Expenses c .....................................................       2.23%       2.45%       2.01%       1.73%          --
 Expenses excluding waiver and payments by affiliate c ..........       2.23%       2.45%       2.01%       1.73%       4.63% e,f
 Net investment income (loss) ...................................      (.89)%      (.42)%       1.32%       3.06%       3.33%
Portfolio turnover rate .........................................     217.47%     184.90%     146.05%     125.12%     234.43%
Portfolio turnover rate including short sales ...................     346.01%     258.22%     327.27%     400.19%     431.04%
*Ratios to average net assets, excluding dividend expense
 on securities sold short:
 Expenses .......................................................       1.71%       1.84%       1.60%       1.56%          --
 Expenses, excluding waiver and payments by affiliates ..........       1.71%       1.84%       1.60%       1.56%       4.50% e,f

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

e Annualized.

f For the period May 28, 1999 (effective date) to April 30, 2000.


10 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2004


----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY              SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 60.8%

    COMMERCIAL SERVICES  1.1%
  b Thomson Corp.                                                            Canada               38,276      $  1,217,560
                                                                                                              --------------

    CONSUMER NON-DURABLES 2.5%
    Colgate-Palmolive Co. .......................................        United States            22,517         1,303,284
  b PepsiCo Inc. ................................................        United States            27,613         1,504,632
                                                                                                              --------------
                                                                                                                 2,807,916
                                                                                                              --------------

    CONSUMER SERVICES 4.3%
a,b DirectTV Group Inc. .........................................        United States            59,744         1,069,418
    Dow Jones & Co. Inc. ........................................        United States            24,000         1,106,160
a,b Liberty Media Corp., A ......................................        United States           129,016         1,411,435
  b Roto-Rooter Inc. ............................................        United States            25,365         1,227,666
                                                                                                              --------------
                                                                                                                 4,814,679
                                                                                                              --------------

    DISTRIBUTION SERVICES  .6%
  b AmerisourceBergen Corp. .....................................        United States            11,975           693,233
                                                                                                              --------------
    ELECTRONIC TECHNOLOGY 10.1%
  a Agere Systems Inc., A .......................................        United States           334,387           755,715
  a Altera Corp. ................................................        United States            41,847           837,358
a,b Brocade Communications Systems Inc. .........................        United States           140,550           751,942
  a Comverse Technology Inc. ....................................        United States            67,860         1,110,190
a,b EMC Corp. ...................................................        United States            88,658           989,423
  a Emulex Corp. ................................................        United States                25               417
    Intel Corp. .................................................        United States            42,572         1,095,378
    Intersil Corp. ..............................................        United States            52,220         1,031,345
a,b Kemet Corp. .................................................        United States            69,340           858,429
  b Motorola Inc. ...............................................        United States           116,913         2,133,662
  a Sandisk Corp. ...............................................        United States            28,396           656,232
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR ............           Taiwan                58,535           557,838
a,b Teradyne Inc. ...............................................        United States            24,316           495,560
                                                                                                              --------------
                                                                                                                11,273,489
                                                                                                              --------------

    ENERGY MINERALS 5.7%
  b BP PLC, ADR .................................................       United Kingdom            53,692         2,840,307
  a KCS Energy Inc. .............................................        United States            95,055         1,142,561
    Peabody Energy Corp. ........................................        United States            25,709         1,205,495
  b Unocal Corp. ................................................        United States            33,985         1,224,819
                                                                                                              --------------
                                                                                                                 6,413,182
                                                                                                              --------------

    FINANCE 7.5%
    Allstate Corp. ..............................................        United States            25,836         1,185,873
  a Assurant Inc. ...............................................        United States            48,900         1,191,204
  b Countrywide Financial Corp. .................................        United States            21,438         1,271,273
  a Federal Agriculture Mortgage Corp., C .......................        United States            45,056         1,127,752
  b The PMI Group Inc. ..........................................        United States            32,879         1,414,783
    Shinsei Bank ................................................            Japan               130,000           875,266
  b Wells Fargo & Co. ...........................................        United States            23,649         1,335,223
                                                                                                              --------------
                                                                                                                 8,401,374
                                                                                                              --------------

                                                              Annual Report | 11

Franklin Strategic Series


----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY              SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    HEALTH TECHNOLOGY 4.7%
a,b Forest Laboratories Inc. ....................................        United States            15,580      $  1,004,598
  a MedImmune Inc. ..............................................        United States            32,061           777,159
  b Medtronic Inc. ..............................................        United States            22,158         1,118,093
  a Shire Pharmaceuticals Group PLC, ADR ........................        United Kingdom           25,970           720,667
    Wyeth .......................................................        United States            42,347         1,612,150
                                                                                                              --------------
                                                                                                                 5,232,667
                                                                                                              --------------

    INDUSTRIAL SERVICES 6.5%
a,b Lone Star Technologies Inc. .................................        United States            62,877         1,288,979
  a Noble Corp. .................................................        United States            37,343         1,387,666
a,b Pride International Inc. ....................................        United States            61,242         1,033,153
  a Rowan Cos. Inc. .............................................        United States            36,738           819,257
  a Shaw Group Inc. .............................................        United States            42,300           507,600
a,b Superior Energy Services Inc. ...............................        United States           120,513         1,252,130
  a Weatherford International Ltd. ..............................            Bermuda              22,790           990,909
                                                                                                              --------------
                                                                                                                 7,279,694
                                                                                                              --------------

    NON-ENERGY MINERALS 5.6%
  b Barrick Gold Corp. ..........................................            Canada               85,753         1,649,030
  a Kinross Gold Corp. ..........................................            Canada              222,517         1,229,689
  a Meridian Gold Inc ...........................................        United States           112,611         1,117,101
  a Wheaton River Minerals Ltd. .................................            Canada              334,516           853,016
    Xstrata AG ..................................................         Switzerland            122,928         1,383,185
                                                                                                              --------------
                                                                                                                 6,232,021
                                                                                                              --------------

    PROCESS INDUSTRIES 3.7%
  b Bunge Ltd. ..................................................        United States            59,487         2,203,993
  b Cabot Corp. .................................................        United States            43,197         1,460,059
  a Cabot Microelectronics Corp. ................................        United States            18,155           536,117
                                                                                                              --------------
                                                                                                                 4,200,169
                                                                                                              --------------

    PRODUCER MANUFACTURING  1.0%
    ITT Industries Inc. .........................................        United States            14,803         1,173,730
                                                                                                              --------------

    RETAIL TRADE 3.0%
  a Dollar Tree Stores Inc. .....................................        United States            40,857         1,101,096
    Fred's Inc. .................................................        United States            54,252         1,007,460
    Wal-Mart Stores Inc. ........................................        United States            21,893         1,247,901
                                                                                                              --------------
                                                                                                                 3,356,457
                                                                                                              --------------

    TECHNOLOGY SERVICES 3.3%
  a Altiris Inc. ................................................        United States            27,500           695,750
  b Microsoft Corp. .............................................        United States            82,148         2,133,383
  a Network Associates Inc. .....................................        United States            54,838           859,860
                                                                                                              --------------
                                                                                                                 3,688,993
                                                                                                              --------------

12 | Annual Report

Franklin Strategic Series


----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    TRANSPORTATION  1.2%
  b C.H. Robinson Worldwide Inc. ................................        United States            31,932      $  1,310,489
                                                                                                              --------------
    TOTAL COMMON STOCKS (COST $62,422,992) ......................                                               68,095,653
                                                                                                              --------------
    SHORT TERM INVESTMENT (COST $28,034,388) 25.0%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio        United States        28,034,388        28,034,388
                                                                                                              --------------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $90,457,380)                                            96,130,041
                                                                                                              --------------


                                                                                          ----------------
                                                                                          PRINCIPAL AMOUNT
                                                                                          ----------------

  d REPURCHASE AGREEMENT (COST $13,799,063) 12.3%
    Joint Repurchase Agreement, .971%, 5/03/04
    (Maturity Value $13,800,180) ................................        United States       $13,799,063        13,799,063
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,327,163)
      Banc of America Securities LLC (Maturity Value $1,327,163)
      Barclays Capital Inc. (Maturity Value $1,327,163)
      Bear, Stearns & Co. Inc. (Maturity Value $663,651)
      BNP Paribas Securities Corp. (Maturity Value $1,327,163)
      Deutsche Bank Securities Inc. (Maturity Value $1,327,163)
      Dresdner Kleinwort Wasserstein Securities LLC
        (Maturity Value $1,327,163)
      Goldman, Sachs & Co. (Maturity Value $1,327,163)
      Lehman Brothers Inc. (Maturity Value $1,192,062)
      Morgan Stanley & Co. Inc. (Maturity Value $1,327,163)
      UBS Securities LLC (Maturity Value 1,327,163)
        Collateralized by U.S. Treasury Bills, Notes, and Bonds,
        and U.S. Government Agency Securities
                                                                                                              --------------
  TOTAL INVESTMENTS (COST $104,256,443) 98.1% ...................                                              109,929,104
  SECURITIES SOLD SHORT (45.1)% .................................                                              (50,583,045)
  OTHER ASSETS, LESS LIABILITIES 47.0% ..........................                                               52,749,813
                                                                                                              --------------
  NET ASSETS 100.0% .............................................                                             $112,095,872
                                                                                                              ==============

                                                              Annual Report | 13

Franklin Strategic Series


----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
  e SECURITIES SOLD SHORT 45.1%

    COMMERCIAL SERVICES 1.7%
    Reuters Group PLC, ADR ......................................       United Kingdom            47,641      $  1,895,635
                                                                                                              --------------

    CONSUMER DURABLES 2.4%
    The Black & Decker Corp. ....................................        United States            33,477         1,936,644
    Pulte Homes Inc. ............................................        United States            15,528           763,512
                                                                                                              --------------
                                                                                                                 2,700,156
                                                                                                              --------------

    CONSUMER SERVICES 1.5%
    Applebee's International Inc. ...............................        United States            42,877         1,662,770
                                                                                                              --------------

    DISTRIBUTION SERVICES 1.2%
    Sysco Corp. .................................................        United States            34,918         1,335,614
                                                                                                              --------------

    ELECTRONIC TECHNOLOGY 2.1%
    Juniper Networks Inc. .......................................        United States            61,804         1,352,272
    Texas Instruments Inc. ......................................        United States            41,015         1,029,476
                                                                                                              --------------
                                                                                                                 2,381,748
                                                                                                              --------------

    ENERGY MINERALS 6.6%
    Marathon Oil Corp. ..........................................        United States            18,753           629,351
    Repsol YPF SA, ADR ..........................................            Spain                61,963         1,293,787
    Tesoro Petroleum Corp. ......................................        United States           269,603         5,475,637
                                                                                                              --------------
                                                                                                                 7,398,775
                                                                                                              --------------

    FINANCE 6.1%
    A.G. Edwards Inc. ...........................................        United States            29,098         1,064,696
    Charles Schwab Corp. ........................................        United States            47,491           488,682
    Fannie Mae ..................................................        United States            18,155         1,247,612
    Greenpoint Financial Corp. ..................................        United States            27,232         1,062,048
    JP Morgan Chase & Co. .......................................        United States            50,345         1,892,972
    MBNA Corp. ..................................................        United States            42,104         1,026,495
                                                                                                              --------------
                                                                                                                 6,782,505
                                                                                                              --------------

    HEALTH TECHNOLOGY 3.0%
    Eli Lilly & Co. .............................................        United States            21,631         1,596,584
    Neurocrine Biosciences Inc. .................................        United States            15,566         1,021,597
    Sepracor Inc. ...............................................        United States            15,662           748,800
                                                                                                              --------------
                                                                                                                 3,366,981
                                                                                                              --------------

    INDUSTRIAL SERVICES .6%
    Veritas DGC Inc. ............................................        United States            35,145           718,012
                                                                                                              --------------

    INVESTMENT TRUSTS/MUTUAL FUNDS 5.4%
    Biotech Holders Trust Depositary Receipts ...................        United States             8,417         1,261,961
    Oil Service Holders Trust ...................................        United States            40,430         2,808,672
    Semiconductor Holders Trust .................................        United States            55,881         1,972,599
                                                                                                              --------------
                                                                                                                 6,043,232
                                                                                                              --------------

14 | Annual Report

Franklin Strategic Series


----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
  e SECURITIES SOLD SHORT (CONT.)

    PROCESS INDUSTRIES 2.0%
    PPG Industries Inc. .........................................        United States            38,499      $  2,283,376
                                                                                                              --------------

    PRODUCER MANUFACTURING 4.8%
    Caterpillar Inc. ............................................        United States            31,403         2,440,955
    Danaher Corp. ...............................................        United States            18,670         1,727,349
    Navistar International Corp. ................................        United States            26,655         1,203,473
                                                                                                              --------------
                                                                                                                 5,371,777
                                                                                                              --------------

    RETAIL TRADE 3.7%
    Carmax Inc. .................................................        United States            65,796         1,705,432
    Target Corp. ................................................        United States            29,002         1,257,817
    Williams-Sonoma Inc. ........................................        United States            35,280         1,145,895
                                                                                                              --------------
                                                                                                                 4,109,144
                                                                                                              --------------

    TECHNOLOGY SERVICES 1.9%
    Citrix Systems Inc. .........................................        United States            85,238         1,623,784
    Symantec Corp. ..............................................        United States            11,638           524,292
                                                                                                              --------------
                                                                                                                 2,148,076
                                                                                                              --------------

    TRANSPORTATION 2.1%
    Expeditors International of Washington Inc. .................        United States            30,147         1,211,608
    J.B. Hunt Transport Services Inc. ...........................        United States            37,070         1,173,636
                                                                                                              --------------
                                                                                                                 2,385,244
                                                                                                              --------------

    TOTAL SECURITIES SOLD SHORT (PROCEEDS $36,737,296) ..........                                             $ 50,583,045
                                                                                                              ==============

a Non-income producing.

b See Note 1(f) regarding securities segregated with broker for securities sold short.

c See Note 7 regarding investments in affiliated Money Market Portfolio.

d See Note 1(c) regarding repurchase agreement(s).

e See Note 1(f) regarding securities sold short.

                         Annual Report | See notes to financial statements. | 15

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004


                                                                                         ----------------
                                                                                             FRANKLIN
                                                                                         U.S. LONG-SHORT
                                                                                               FUND
                                                                                         ----------------
Assets:
 Investments in securities:
  Cost-Unaffiliated issuers .......................................................        $ 62,422,992
  Cost-Sweep money fund (Note 7) ..................................................          28,034,388
                                                                                         ================
  Value - Unaffiliated issuers (includes securities segregated with broker for
    securities sold short in the amount of $33,154,911) ...........................          68,095,653
  Value - Sweep money fund (Note 7) ...............................................          28,034,388
 Repurchase agreements, at value and cost .........................................          13,799,063
 Receivables:
  Investment securities sold ......................................................           5,628,696
  Capital shares sold .............................................................             166,085
  Dividends and interest ..........................................................              40,028
 Deposits with broker for securities sold short ...................................          49,444,463
                                                                                         ----------------
      Total assets ................................................................         165,208,376
                                                                                         ----------------
Liabilities:
 Payables:
  Investment securities purchased .................................................           1,761,903
  Capital shares redeemed .........................................................             552,404
  Affiliates ......................................................................             113,110
  Dividends on securities sold short ..............................................              63,390
 Securities sold short, at value (proceeds $36,737,296) ...........................          50,583,045
 Other liabilities ................................................................              38,652
                                                                                         ----------------
      Total liabilities ...........................................................          53,112,504
                                                                                         ----------------
       Net assets, at value .......................................................        $112,095,872
                                                                                         ================

Net assets consist of:
 Net unrealized appreciation (depreciation) .......................................        $ (8,172,988)
 Accumulated net realized gain (loss) .............................................         (55,236,166)
 Capital shares ...................................................................         175,505,026
                                                                                         ----------------
       Net assets, at value .......................................................        $112,095,872
                                                                                         ================
CLASS A:
 Net assets, at value .............................................................        $112,095,872
                                                                                         ================
 Shares outstanding ...............................................................           7,212,022
                                                                                         ================
 Net asset value per share a ......................................................              $15.54
                                                                                         ================
 Maximum offering price per share ($15.54 / 94.25%) ...............................              $16.49
                                                                                         ================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

16 | See notes to financial statements. | Annual Report

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2004


                                                                                     ----------------
                                                                                         FRANKLIN
                                                                                      U.S. LONG-SHORT
                                                                                           FUND
                                                                                     ----------------
Investment income:
 Dividends
  Unaffiliated issuers .........................................................        $    835,251
  Sweep money fund (Note 7) ....................................................             255,622
 Interest ......................................................................             705,564
                                                                                      ----------------
      Total investment income ..................................................           1,796,437
                                                                                      ----------------
Expenses:
 Management fees (Note 3) ......................................................           1,178,799
 Administrative fees (Note 3) ..................................................             268,077
 Distribution fees (Note 3) ....................................................             469,653
 Transfer agent fees (Note 3) ..................................................             289,044
 Custodian fees ................................................................               3,133
 Reports to shareholders .......................................................              40,318
 Registration and filing fees ..................................................              28,851
 Professional fees .............................................................              11,240
 Trustees' fees and expenses ...................................................               1,809
 Dividends for securities sold short ...........................................             691,324
 Other .........................................................................               6,305
                                                                                      ----------------
      Total expenses ...........................................................           2,988,553
      Expenses paid indirectly (Note 4) ........................................                 (54)
                                                                                      ----------------
       Net expenses ............................................................           2,988,499
                                                                                      ----------------
        Net investment income (loss) ...........................................          (1,192,062)
                                                                                      ----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................          18,278,141
  Written options (Note 6) .....................................................             736,517
  Foreign currency transactions ................................................              29,134
  Securities sold short ........................................................         (21,029,432)
                                                                                      ----------------
        Net realized gain (loss) ...............................................          (1,985,640)
                                                                                      ----------------
 Net unrealized appreciation (depreciation) on:
  Investments ..................................................................           1,956,018
  Translation of assets and liabilities denominated in foreign currencies ......                  (4)
                                                                                      ----------------
        Net unrealized appreciation (depreciation) .............................           1,956,014
                                                                                      ----------------
Net realized and unrealized gain (loss) ........................................             (29,626)
                                                                                      ----------------
Net increase (decrease) in net assets resulting from operations ................        $ (1,221,688)
                                                                                      ================


                         Annual Report | See notes to financial statements. | 17

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended April 30, 2004 and 2003


                                                                                                   ---------------------------------
                                                                                                     FRANKLIN U.S. LONG-SHORT FUND
                                                                                                   ---------------------------------
                                                                                                        2004               2003
                                                                                                   ---------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income (loss) .................................................................     $  (1,192,062)     $   (530,245)
Net realized gain (loss) from investments, written options, foreign currency transactions and
 securities sold short .......................................................................        (1,985,640)      (11,497,110)
Net unrealized appreciation (depreciation) on investments and translation of assets and
 liabilities denominated in foreign currencies ...............................................         1,956,014        10,166,308
                                                                                                   ---------------------------------
   Net increase (decrease) in net assets resulting from operations ...........................        (1,221,688)       (1,861,047)
 Distributions to shareholders from net investment income ....................................                --        (3,586,353)
 Capital share transactions (Note 2) .........................................................       (31,264,931)        3,985,599
                                                                                                   ---------------------------------
   Net increase (decrease) in net assets .....................................................       (32,486,619)       (1,461,801)
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ...........................................................................       144,582,491       146,044,292
                                                                                                   ---------------------------------
 End of year .................................................................................      $112,095,872      $144,582,491
                                                                                                   =================================

18 | See notes to financial statements. | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS


FRANKLIN U.S. LONG-SHORT FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin U.S. Long-Short Fund (The Fund) is a separate, diversified series of Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 19

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2004, all repurchase agreements had been entered into on that date.

d. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


20 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

i. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


                                                              Annual Report | 21

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

j. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

At April 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                         ----------------------------------------------------------------
                                                             YEAR ENDED APRIL 30,
                                                    2004                             2003
                                         ----------------------------------------------------------------
                                           SHARES         AMOUNT             SHARES          AMOUNT
                                         ----------------------------------------------------------------
Shares sold ..........................    2,812,466     $ 44,489,356        4,176,519      $ 67,082,051
Shares issued in reinvestment of
 distributions .......................           --               --          198,812         3,170,954
Shares redeemed ......................   (4,790,395)     (75,754,287)      (4,149,105)      (66,267,406)
                                         ----------------------------------------------------------------
Net increase (decrease) ..............   (1,977,929)    $(31,264,931)         226,226      $  3,985,599
                                         ================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


-----------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
-----------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                              Investment manager
  Franklin Templeton Alternative Strategies LLC
    (Alternative Strategies)                                     Investment manager
  Franklin Templeton Services LLC (FT Services)                  Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)            Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)   Transfer agent

The Fund pays an investment management fee based on the annual rate of 1.50% (the "Based Fee") of average daily net assets. The base fee will be adjusted, on a monthly basis either (i) upward at the rate of 0.01% for each 0.05% that the investment performance of the Fund exceeds the sum of 2.00% plus the investment record of the Standard & Poor's 500 Composite Stock Price Index (the "Index"), or (ii) downward at the rate of 0.01% for each 0.05% that the record of the Index less 2.00% exceeds the investment performance of the Fund. Therefore, the maximum annual fee payable to Advisers will be 2.50% of average daily net assets and the minimum annual fee will be 0.50%. For the period, the


22 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND


3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

total annualized management fee rate, including the performance adjustment was 0.88% of average daily net assets.

Under a subadvisory agreement, Alternative Strategies provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Fund reimburses Distributors up to .35% per year of average daily net assets for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Distributors has advised the Fund it received net commissions from sales of the Fund's shares, and received contingent deferred sales charges for the year of $65,079 and $18,496, respectively.

The Fund paid transfer agent fees of $289,044 of which $191,480 was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At April 30, 2004, the Fund had tax basis capital losses of $54,700,108 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 ..................................................     $ 8,737,560
 2011 ..................................................      40,708,375
 2012 ..................................................       5,254,173
                                                             -----------
                                                             $54,700,108
                                                             ===========


The tax character of distributions paid during the year ended April 30, 2004 and 2003, was as follows:

                                                    ------------------------
                                                      2004         2003
                                                    ------------------------
Distributions paid from:
 Ordinary income ..............................       $ --      $3,586,353
 Long term capital gain .......................         --              --
                                                    ------------------------
                                                      $ --      $3,586,353
                                                    ========================


                                                              Annual Report | 23

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND


5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividend payments on short sales.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and certain dividend payments on short sales.

At April 30, 2004, the cost of investments and securities sold short and net unrealized appreciation (depreciation) for income tax purposes was as follows:

Cost of investments ...................................    $ 68,055,205
                                                           ============
Unrealized  appreciation ..............................    $  9,420,420
Unrealized  depreciation ..............................     (18,129,566)
                                                           ------------
Net unrealized appreciation (depreciation) ............    $ (8,709,146)
                                                           ============


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the year ended April 30, 2004, aggregated $288,239,508 and $267,022,910 respectively.

Transactions in call and put options written during the year ended April 30, 2004, were as follows:

                                               ------------------------------
                                                 NUMBER OF       PREMIUMS
                                                 CONTRACTS       RECEIVED
                                               ------------------------------
Options outstanding at April 30, 2003 ......           --       $       --
Options written ............................        7,597        1,174,258
Options expired ............................       (1,988)        (204,619)
Options exercised ..........................       (2,773)        (329,295)
Options closed .............................       (2,836)        (640,344)
                                               ------------------------------
Options outstanding at April 30, 2004 ......           --       $       --
                                               ==============================



7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-ended investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


24 | Annual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND


8. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Fund's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.


                                                              Annual Report | 25

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND


8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


26 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


FRANKLIN U.S. LONG-SHORT FUND



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Long-Short Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 9, 2004


                                                              Annual Report | 27

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                          LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION                TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)        Trustee                 Since 1991       112                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
====================================================================================================================================
 HARRIS J. ASHTON (71)            Trustee                 Since 1991       141                        Director, Bar-S Foods (meat
 One Franklin Parkway                                                                                 packing company).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
====================================================================================================================================
 S. JOSEPH FORTUNATO (71)         Trustee                 Since 1991       142                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
====================================================================================================================================
 EDITH E. HOLIDAY (52)            Trustee                 Since 1998       97                         Director, Amerada Hess
 One Franklin Parkway                                                                                 Corporation (exploration and
 San Mateo, CA 94403-1906                                                                             refining of oil and gas); H.J.
                                                                                                      Heinz Company (processed foods
                                                                                                      and allied products); RTI
                                                                                                      International Metals, Inc.
                                                                                                      (manufacture and distribution
                                                                                                      of titanium); and Canadian
                                                                                                      National Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
====================================================================================================================================
 FRANK W.T. LAHAYE (75)           Trustee                 Since 1991       114                        Director, The California
 One Franklin Parkway                                                                                 Center for Land Recycling
 San Mateo, CA 94403-1906                                                                             (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
====================================================================================================================================

28 | Annual Report


------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                          LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION                TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)           Trustee                 Since 1992       141                        Director, White Mountains
 One Franklin Parkway                                                                                 Insurance Group, Ltd. (holding
 San Mateo, CA 94403-1906                                                                             company); Martek Biosciences
                                                                                                      Corporation; MedImmune, Inc.
                                                                                                      (biotechnology); and
                                                                                                      Overstock.com (Internet
                                                                                                      services); and FORMERLY,
                                                                                                      Director, MCI Communication
                                                                                                      Corporation (subsequently
                                                                                                      known as MCI WorldCom, Inc.
                                                                                                      and WorldCom, Inc.)
                                                                                                      (communications services)
                                                                                                      (1988-2002) and Spacehab, Inc.
                                                                                                      (aerospace services)
                                                                                                      (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
====================================================================================================================================

INTERESTED BOARD MEMBERS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                          LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION                TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)           Trustee and             Trustee since    38                         None
 One Franklin Parkway             Vice President          1993 and
 San Mateo, CA 94403-1906                                 Vice President
                                                          since 1991
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
====================================================================================================================================
 **CHARLES B. JOHNSON (71)        Trustee and             Trustee since    141                        None
 One Franklin Parkway             Chairman of             1991 and
 San Mateo, CA 94403-1906         the Board               Chairman of the
                                                          the Board
                                                          since 1993
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
====================================================================================================================================

                                                              Annual Report | 29


------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                          LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION                TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)    Trustee,                Trustee since    124                        None
 One Franklin Parkway             President and           1991, President
 San Mateo, CA 94403-1906         Chief                   since 1993 and
                                  Executive Officer -     Chief Executive
                                  Investment              Officer -
                                  Management              Investment
                                                          Management
                                                          since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
====================================================================================================================================
 MARTIN L. FLANAGAN (43)          Vice President          Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
====================================================================================================================================
 JIMMY D. GAMBILL (56)            Senior Vice             Since 2002       Not Applicable             None
 500 East Broward Blvd.           President and
 Suite 2100                       Chief Executive
 Fort Lauderdale, FL 33394-3091   Officer - Finance
                                  and Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
====================================================================================================================================
 DAVID P. GOSS (56)               Vice President          Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
====================================================================================================================================

30 | Annual Report


------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                          LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION                TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)            Vice President          Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
====================================================================================================================================
 EDWARD B. JAMIESON (55)          Vice President          Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
 and officer and trustee of five of the investment companies in Franklin Templeton Investments.
====================================================================================================================================
 DIOMEDES LOO-TAM (65)            Treasurer               Since            Not Applicable             None
 One Franklin Parkway                                     March 2004
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel
 Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000);
 and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
====================================================================================================================================
 MICHAEL O. MAGDOL (66)           Vice President          Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                 - AML Compliance                                                    Chemicals, Inc. and Lingnan
 Rockefeller Center                                                                                   Foundation.
 New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
====================================================================================================================================

                                                              Annual Report | 31


------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                          LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION                TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (42)     Vice President          Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
====================================================================================================================================
 MURRAY L. SIMPSON (66)           Vice President          Since 2000       Not Applicable             None
 One Franklin Parkway             and Secretary
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
====================================================================================================================================
 GALEN G. VETTER (52)             Chief Financial         Since            Not Applicable             None
 500 East Broward Blvd.           Officer                 May 2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
====================================================================================================================================

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton
Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


32 | Annual Report

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES


FRANKLIN U.S. LONG-SHORT FUND




The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



                                                              Annual Report | 33
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Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund


ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term
Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama                 Michigan 8
Arizona                 Minnesota 8
California 9            Missouri
Colorado                New Jersey
Connecticut             New York 9
Florida 9               North Carolina
Georgia                 Ohio 8
Kentucky                Oregon
Louisiana               Pennsylvania
Maryland                Tennessee
Massachusetts 8         Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediateterm and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products
Trust are generally available only through insurance company variable contracts.


02/04                                              Not part of the annual report

[GRAPHIC OMITTED]                 One Franklin Parkway
FRANKLIN(R) TEMPLETON(R)          San Mateo, CA 94403-1906
INVESTMENTS


[GRAPHIC OMITTED] WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
                  Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN U.S. LONG-SHORT FUND


INVESTMENT MANAGER
Franklin Advisers, Inc.


DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(C)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


404 A2004 06/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $344,520 for the fiscal year ended April 30, 2004 and $331,741 for the fiscal year ended April 30, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,548 for the fiscal year ended April 30, 2004 and $2,500 for the fiscal year ended April 30, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended April 30, 2004 and $3,356 for the fiscal year ended April 30, 2003. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $6,483 for the fiscal year ended April 30, 2004 and $0 for the fiscal year ended April 30, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $93,517 for the fiscal year ended April 30, 2004 and $12,975 for the fiscal year ended April 30, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and a review of an ICI transfer agent survey.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,548 for the fiscal year ended April 30, 2004 and $18,831 for the fiscal year ended April 30, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 30, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    June 30, 2004